UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

February 28, 2009

Stock Funds

■  Columbia Convertible Securities Fund

■  Columbia Large Cap Value Fund

■  Columbia Mid Cap Value Fund

■  Columbia Small Cap Value Fund II

■  Columbia Marsico Growth Fund

■  Columbia Large Cap Core Fund

■  Columbia Marsico Focused Equities Fund

■  Columbia Marsico 21st Century Fund

■  Columbia Small Cap Growth Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Convertible Securities Fund	3

Columbia Large Cap Value Fund	8

Columbia Mid Cap Value Fund	13

Columbia Small Cap Value Fund II	18

Columbia Marsico Growth Fund	23

Columbia Large Cap Core Fund	28

Columbia Marsico Focused Equities Fund	33

Columbia Marsico 21st Century Fund	38

Columbia Small Cap Growth Fund II	43

Investment Portfolios	48

Financial Statements	80

Notes to Financial Statements	144

Report of Independent Registered Public Accounting Firm	162

Federal Income Tax Information	163

Fund Governance	164

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	168

Summary of Management Fee Evaluation by Independent Fee Consultant	172

Important Information About This Report	177

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – Stock Funds

The pace of economic growth ground to a halt during the 12-month period that began March 1, 2008 and ended February 28, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated. Fourth quarter 2008 growth was estimated at negative 6.3%—the worst quarter on record for the U.S. economy since 1982.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 14 consecutive months, driving the unemployment rate to 8.1%, the highest rate since 1983. An estimated 3.6 million jobs have been lost since the recession commenced late in 2007, with announced layoffs likely to drive that number even higher in 2009. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades. However, sales in chain stores showed a glimmer of hope in February, edging lower but holding up much better than analysts predicted. Wholesale clubs and discounters actually registered a gain for the month, underscoring the migration toward frugality among Americans hit hard by job, investment and home equity losses.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows for the 40-year history of the monthly survey. Consumer confidence is surveyed monthly by The Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the Federal Funds Rate—down from 3.00% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. In fact, the one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $40 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to around $2 per gallon in recent months.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 43.32% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although growth stocks held up better than value stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 50.22% (in U.S. dollars) for the

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended February 28, 2009

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 43.32%. Stock markets outside the United States returned negative 50.22%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch High Yield U.S. Corporates, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

Barclays Municipal Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index

Economic Update (continued) – Stock Funds

that is designed to measure developed market equity performance, excluding the US and Canada.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.03% (in U.S. dollars).2

Some bond sectors deliver positive returns

The U.S. bond market seesawed during the 12-month period but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just over 3.0%. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 2.06%. High-yield bonds took a beating as economic prospects weakened and default fears rose. The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index returned negative 22.97%. The municipal market suffered a setback early in 2008, then rebounded strongly. The Barclays Capital Municipal Bond Index returned 5.18% for the 12-month period.

Past performance is no guarantee of future results.

2The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Profile – Columbia Convertible Securities Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 30.64% without sales charge.

■  In a challenging environment for nearly all financial markets, the fund performed better than its benchmark and peer group average, losing approximately five percentage points less than its benchmark, the Merrill Lynch All Convertible All Qualities Index1 and approximately two percentage points less than its peer group average, the Lipper Convertible Securities Funds Classification2.

■  The fund performed better than its benchmark and peer group average by taking a cautious approach to economically vulnerable sectors.

Portfolio Management

Yanfang (Emma) Yan, lead manager of the fund since July 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Richard Dahlberg has co-managed the fund since May 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Yan Jin has co-managed the fund since March 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

1The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–30.64%

Class A shares (without sales charge)

–35.69%

Merrill Lynch All Convertibles All Qualities Index

Performance Information – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	13,344	12,575
Class B	12,384	12,384
Class C	12,390	12,390
Class Z	13,820	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	09/25/87		07/15/98		10/21/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	–30.64	–34.63	–31.14	–34.47	–31.13	–31.79	–30.43
5-year	–2.96	–4.10	–3.68	–3.95	–3.68	–3.68	–2.70
10-year	2.93	2.32	2.16	2.16	2.17	2.17	3.29

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–25.93	–30.21	–26.49	–30.04	–26.47	–27.18	–25.67
5-year	–2.17	–3.32	–2.91	–3.17	–2.89	–2.89	–1.90
10-year	3.18	2.57	2.41	2.41	2.41	2.41	3.55

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at net asset value, which reflect distribution and service (Rule 12b-1) fees of 0.25%. These distribution and service (Rule 12b-1) fees are not applicable to Class Z shares.

Understanding Your Expenses – Columbia Convertible Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	729.00	1,018.79	5.19	6.06	1.21
Class B	1,000.00	1,000.00	726.62	1,015.08	8.39	9.79	1.96
Class C	1,000.00	1,000.00	726.81	1,015.08	8.39	9.79	1.96
Class Z	1,000.00	1,000.00	730.68	1,020.03	4.12	4.81	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	9.93
Class B	9.77
Class C	9.91
Class Z	9.94

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.53
Class B	0.43
Class C	0.43
Class Z	0.57

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 30.64% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index,1 returned negative 35.69%. The average return of funds in its peer group, the Lipper Convertible Securities Funds Classification,2 was negative 32.87%. The fund held up better than its benchmark and peer group average by taking a cautious approach to economically vulnerable sectors, such as those linked to financials, consumer spending, energy and materials.

Defensive moves helped temper declines

As the economy weakened early in the 12-month period, we began to position the portfolio more defensively. We cut back financial holdings sharply as the housing and credit crises deepened, exiting beleaguered institutions such as Fannie Mae and Lehman Brothers Holdings, which helped the fund sidestep the losses that followed. Expanding unemployment and shrinking home values led us to downplay companies that are dependent on consumer spending, such as the troubled auto industry. We also reduced holdings in energy and materials, sectors where we viewed rising commodity prices as unsustainable. Although some of these moves proved premature, the fund's reduced position in energy and materials aided performance when worsening economic data brought lower prices. We bolstered stakes in health care and technology. In the defense industry, the fund booked solid gains when an Italian company paid a large premium over market price for DRS Technologies, a supplier of defense technology systems for governments. In addition, defense contractor Lockheed Martin retired its convertible debt, issuing stock at an attractive price to bondholders. We later sold these shares at much higher levels, realizing significant profits.

Disappointments in industrials, health care and housing

The fund had more exposure to industrials than its benchmark. This positioning, plus some individual shortfalls, hampered results. Bonds of Covanta Holding, a waste collection company that also operates a global network of waste-to-energy and power projects, declined in last summer's steep sell-off in the energy sector. We retained Covanta for its potential as an alternative energy provider whose waste collection business dovetails with its power-generating unit. We also cut back on Trinity Industries, and General Cable, both of which suffered because of their housing-related businesses. Health care, which held up substantially better than other sectors, also generated disappointing returns for the fund. Hologic, maker of diagnostic and other equipment targeting women's health, was a major disappointment. Resource constraints have led hospitals to postpone purchases of mammography and other

1The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Convertible Securities Fund costly devices, clouding Hologic's growth prospects. We scaled back holdings because Hologic's excellent technology and strong industry position were not enough to overcome our misgivings about management's ability to confront this very challenging environment.

Opportunities amid the challenges

Periods of illiquidity and turbulence made this the most difficult period in memory for investors in convertible securities. Following stretches of indiscriminate selling, yields on good quality convertibles rivaled those of non-convertible junk bonds, giving little or no value to the conversion option. Convertibles began to recover in the first quarter of 2009 as historically depressed values attracted both equity and fixed-income investors. Valuations remain extremely attractive, in our opinion. But we believe that broader forces, such as the timing of an economic recovery and renewed investor confidence, will determine future direction. We are optimistic that government actions around the world have the potential to end the global slowdown in economic growth. Yet, frozen credit markets and reluctant consumers present daunting challenges to this outlook.

As a result, we have maintained the fund's defensive positioning and focused security selection on companies with healthy finances, good cash flow and attractive convertible characteristics. Such companies appear well-positioned to weather the current downturn and to prosper when conditions improve. We have continued to favor technology and health care for their potential to grow in better times.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Most convertible securities are not investment grade and are therefore more speculative than higher-rated securities.

Top 5 sectors

as of 02/28/09 (%)

Health Care	26.6
Information Technology	19.7
Financials	12.9
Energy	9.3
Industrials	8.5

Top 10 holdings

as of 02/28/09 (%)

Transocean	3.5
Mylan	2.5
Fisher Scientific International	2.4
L-3 Communications	2.4
Liberty Media	1.7
EMC	1.6
Sybase	1.6
Crown Castle International	1.5
Wells Fargo	1.5
Molson Coors Brewing	1.5

Holdings discussed in this report

as of 02/28/09 (%)

Covanta Holding	1.4
Trinity Industries	0.4
General Cable	1.1
Hologic	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.36%

Class A shares (without sales charge)

–47.35%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.36% without sales charge.

■  While performance was very disappointing in absolute terms, the fund did not lose as much as its benchmark, the Russell 1000 Value Index,1 or the average return of its peer group, the Lipper Large-Cap Value Funds Classification.2

■  Stock selection, especially in the financials sector, helped the fund avoid more severe losses.

Portfolio Management

Lori J. Ensinger has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since April 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since February 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Large Cap Value Fund

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	8,174	7,702
Class B	7,570	7,570
Class C	7,577	7,577
Class R	8,102	n/a
Class Z	8,384	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	12/06/89		06/07/93		06/17/92		01/23/06	09/19/89
Sales charge	without	with	without	with	without	with	without	without
1-year	–42.36	–45.65	–42.84	–45.66	–42.84	–43.40	–42.54	–42.27
5-year	–5.78	–6.89	–6.51	–6.81	–6.50	–6.50	–5.94	–5.56
10-year	–2.00	–2.58	–2.74	–2.74	–2.74	–2.74	–2.08	–1.75

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–37.66	–41.27	–38.19	–41.25	–38.19	–38.80	–37.90	–37.52
5-year	–4.08	–5.20	–4.82	–5.13	–4.81	–4.81	–4.26	–3.84
10-year	–1.53	–2.11	–2.28	–2.28	–2.28	–2.28	–1.62	–1.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class R	1.29
Class Z	0.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Large Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	605.02	1,019.64	4.14	5.21	1.04
Class B	1,000.00	1,000.00	602.89	1,015.92	7.11	8.95	1.79
Class C	1,000.00	1,000.00	602.40	1,015.92	7.11	8.95	1.79
Class R	1,000.00	1,000.00	603.88	1,018.40	5.13	6.46	1.29
Class Z	1,000.00	1,000.00	605.62	1,020.88	3.15	3.96	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Value Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.36% without sales charge. By comparison, its benchmark, the Russell 1000 Value Index,1 returned negative 47.35%. The average return of funds in its peer group, the Lipper Large-Cap Value Funds Classification,2 was negative 45.13% over the same period. The fund was hit hard along with the market, as global economic growth slowed, major financial companies collapsed, credit froze and commodity prices plummeted. Almost without exception, no sector escaped the downturn, which did the most damage to financials, materials and industrials stocks. Our focus on large companies with greater stability in their profit margins and minimal reliance on the capital markets, however, helped the fund avoid some of the worst performers in the Russell benchmark.

Stemming losses in financials

The fund's biggest losses came from financials, which fell sharply but did not decline as much as the negative 67% returned by financials in the Russell index. In the bank and brokerage segments, we steered clear of names such as Bear Stearns Companies and Lehman Brothers Holdings, the latter of which went bankrupt during the period. Instead, we targeted banks with strong risk management and solid balance sheets, including JPMorgan Chase. Although a major detractor in absolute terms, the stock did not fall nearly as much as the sector average. Within insurance, we cut our losses by selling American International Group (AIG) about halfway through its slide. Our focus was on insurance brokers, which benefited from improved fee structures and a pick-up in demand as corporate customers scrambled for advice in the wake of AIG's problems.

Taking the edge off declines in consumer discretionary and technology

The fund's consumer discretionary and technology stocks also posted steep declines, but held up better than those in the index. In consumer discretionary, we targeted stocks that appealed to value-conscious consumers. Among the better performers were McDonald's, which picked up added share after enhancing its menu options, and Kohl's, a moderately priced apparel retailer. The fund further benefited from our decision to avoid home builders and suppliers, autos and auto parts, and media, all of which came under tremendous pressure as the economy weakened and spending slowed.

In technology, our focus was on companies with recurring revenues from software and services. Stocks that declined less than the sector average included EMC, whose data storage offerings remained in strong demand, and Hewlett-Packard, which benefited from adding more of a software and service component to its enterprise printer business.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	7.00
Class B	6.75
Class C	6.75
Class R	6.99
Class Z	7.01

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.19
Class B	0.11
Class C	0.11
Class R	0.16
Class Z	0.22

Portfolio Managers' Report (continued) – Columbia Large Cap Value Fund

Top 5 sectors

as of 02/28/09 (%)

Financials	18.9
Energy	18.9
Health Care	12.6
Consumer Staples	10.2
Information Technology	7.0

Top 10 holdings

as of 02/28/09 (%)

Exxon Mobil	5.2
AT&T	4.2
JPMorgan Chase	2.8
Amgen	2.5
Johnson & Johnson	2.3
U.S. Bancorp	2.2
Aon	2.1
Goldman Sachs Group	2.1
Procter & Gamble	2.0
Chevron	2.0

Holdings discussed in this report

as of 02/28/09 (%)

JPMorgan Chase	2.8
McDonald's	1.8
Kohl's	1.4
EMC	1.5
Hewlett-Packard	1.0
Amgen	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Lagging performance in more defensive sectors

The fund underperformed the index in some of the sectors that suffered the least damage in the downturn. In consumer staples, the fund was hurt by its exposure early in the period to protein-based food producers such as Tyson Foods and Smithfield Foods, which suffered from oversupply as global demand fell. We sold both positions. Energy stock selection further detracted from relative returns, largely because of an above-average exposure to natural gas stocks and disappointing performance from some integrated energy names. In utilities, a modest underweight hampered returns. The fund was further hindered by a below-average stake in health care, a function of our concern over the lack of promising new products from large-cap pharmaceutical companies. Offsetting this underweight was positive stock selection, led by Amgen, a large biotechnology company, whose rally was driven by its promising new anti-inflammatory drugs.

Expanding investment opportunities

As both profit margins and valuations reach trough levels, more and more companies are falling into our investment universe. We see some opportunities already emerging in the consumer discretionary and industrials sectors. We believe the fund is well positioned, with global exposure in industrials and materials and a focus within financials on companies with the potential for more normal earnings levels once the markets stabilize.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the manager has placed on it.

Fund Profile – Columbia Mid Cap Value Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 47.05% without sales charge.

■  This return was in line with the fund's benchmark, the Russell Midcap Value Index,1 and behind the average return of its peer group, the Lipper Mid-Cap Value Funds Classification.2

■  Stocks across the market declined sharply with the biggest losses coming from the consumer discretionary, financials and energy sectors.

Portfolio Management

Lori J. Ensinger has co-managed the fund since November 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since November 2001 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since April 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since February 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

1The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–47.05%

Class A shares (without sales charge)

–47.66%

Russell Midcap Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.12
Class B	1.87
Class C	1.87
Class R	1.37
Class Z	0.87

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/20/01 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/20/01 – 02/28/09 ($)

Sales charge	without	with
Class A	10,348	9,753
Class B	9,799	9,799
Class C	9,797	9,797
Class R	10,270	n/a
Class Z	10,534	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	11/20/01		11/20/01		11/20/01		01/23/06	11/20/01
Sales charge	without	with	without	with	without	with	without	without
1-year	–47.05	–50.09	–47.41	–50.03	–47.42	–47.94	–47.13	–46.87
5-year	–4.62	–5.75	–5.34	–5.60	–5.34	–5.34	–4.77	–4.39
Life	0.47	–0.34	–0.28	–0.28	–0.28	–0.28	0.37	0.72

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–42.19	–45.51	–42.65	–45.51	–42.60	–43.17	–42.35	–42.06
5-year	–2.97	–4.11	–3.71	–3.98	–3.70	–3.70	–3.13	–2.73
Life	1.54	0.72	0.78	0.78	0.79	0.79	1.42	1.79

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

Understanding Your Expenses – Columbia Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	538.08	1,018.50	4.84	6.36	1.27
Class B	1,000.00	1,000.00	536.69	1,014.78	7.70	10.09	2.02
Class C	1,000.00	1,000.00	536.19	1,014.78	7.69	10.09	2.02
Class R	1,000.00	1,000.00	537.78	1,017.26	5.80	7.60	1.52
Class Z	1,000.00	1,000.00	539.22	1,019.74	3.89	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	6.87
Class B	6.73
Class C	6.75
Class R	6.87
Class Z	6.88

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.11
Class B	0.04
Class C	0.04
Class R	0.09
Class Z	0.14

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 47.05% without sales charge, compared to a return of negative 47.66% for its benchmark, the Russell Midcap Value Index.1 The average return of the fund's peer group, the Lipper Mid-Cap Value Funds Classification,2 was negative 44.88% over the same time period. The stock market was extremely volatile, as the global economy slowed, credit problems spread and investor sentiment became increasingly negative. Only cash kept investors whole. Sector weights and a small cash position helped stem losses, but stock selection was disappointing. Our focus remained on companies with improving business prospects, as evidenced by rising revenues, the power to raise prices and volume growth.

Biggest damage from industrials and energy

Industrials and energy were among the fund's worst performing sectors, falling 60% or more over the year. While we trimmed our stakes in each sector last summer, we did not reduce industrials enough, given the global credit freeze that occurred late in 2008. Heavy exposure to aerospace, where we thought companies would benefit from the long-term nature of their contracts, further hampered returns. Among our biggest detractors was Textron, which is exposed to aerospace through its Cessna division, but also owns Bell Helicopter and a financial subsidiary. The stock declined more than expected as investors became concerned about the cash needs of company's financing subsidiary.

In energy, Williams Companies, a natural gas pipeline and distribution company, plunged as the credit markets shut down and delayed the company's plan to unlock the value of some of its assets. Energy stocks reached such low levels that we later began adding back to our position, leaving the fund with more exposure to energy than the index at period end.

Further disappointments from health care and consumer discretionary

Stock selection in the more defensive sector health care sector also hurt returns. Among the biggest detractors was Varian, a medical equipment company with exposure to the more economically-sensitive industrials sector. In the consumer discretionary sector, where the fund had less exposure than the index, we avoided some of the weakest industries, including home builders and media. However, certain retail and leisure investments plunged, as consumer spending slowed. Most notable were department stores Saks Inc. and Macy's, which we sold before the period's end. Elsewhere in the portfolio, Weyerhaeuser, a timber company, was dragged down with

1The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Mid Cap Value Fund paper companies and homebuilders, and NCR, a technology company, was hurt by slowing demand for its self-checkout machines.

Fund's financials held up better than the index

The fund's position in financials fell sharply but not as much as those in the index. Stock selection helped stem losses, led by an overweight in well-managed, mid-cap conservative banks with good capital structures. In addition, Lazard and Greenhill & Co., investment banks focused on merger-and-acquisition and restructuring advice, benefited from growing demand and a lack of exposure to trading operations. We took profits in Lazard. The fund was also well positioned with underweights in the real estate investment trust and life insurance segments. However, an investment in Ameriprise Financial (formerly American Express Financial) hurt because investors lumped it in with insurers that have run into trouble with variable annuities guarantees. Ameriprise has taken a more conservative approach to its variable annuities and the company has other businesses that we believe are sound. As a result, we have retained the stock on expectations for its future prospects.

Near-term uncertainty ahead

The near-term outlook for the economy remains weak. However, we expect government spending programs to help eventually to stabilize the financial system and provide relief to consumers. As both the number of jobs being lost and the pace of the economic slowdown decelerates, we believe that investors will begin buying more economically sensitive companies. To that end, we have already begun adding to beaten-down consumer discretionary and materials stocks. As we search through the valuation opportunities, we plan to keep our focus on companies whose revenues are accelerating and profit margins are improving.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/09 (%)

Financials	25.7
Utilities	14.0
Consumer Discretionary	11.2
Consumer Staples	10.5
Energy	7.8

Top 10 holdings

as of 02/28/09 (%)

PG&E	2.9
Marsh & McLennan	2.1
TCF Financial	2.0
Sempra Energy	1.9
Cullen/Frost Bankers	1.8
Reinsurance Group of America	1.8
ACE	1.7
Ameriprise Financial	1.7
Xcel Energy	1.6
Wisconsin Energy	1.6

Holdings discussed in this report

as of 02/28/09 (%)

Textron	0.3
Williams Companies	1.5
Varian	0.1
Weyerhaeuser	1.4
NCR	0.9
Greenhill & Co.	0.8
Ameriprise Financial	1.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–44.03%

Class A shares (without sales charge)

–43.03%

Russell 2000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 44.03% without sales charge.

■  In a period of sharply declining stock prices, the fund performed slightly below its benchmark, the Russell 2000 Value Index1 and the average return of its peer group, the Lipper Small-Cap Value Funds Classification average2 for the period.

■  Stock selection in the industrials, consumer staples and technology sectors hampered the fund's returns while stock selection in energy, consumer discretionary, health care and financials aided returns.

Portfolio Management

Christian K. Stadlinger has co-managed the fund since April 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Jarl Ginsberg has co-managed the fund since February 2003 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

1The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Small Cap Value Fund II

Performance of a $10,000 investment 05/01/02 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 05/01/02 – 02/28/09 ($)

Sales charge	without	with
Class A	9,567	9,017
Class B	9,085	9,085
Class C	9,089	9,089
Class R	9,478	n/a
Class Z	9,736	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.33
Class B	2.08
Class C	2.08
Class R	1.58
Class Z	1.08

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without
1-year	–44.03	–47.23	–44.46	–47.22	–44.41	–44.96	–44.18	–43.87
5-year	–4.88	–6.00	–5.61	–5.88	–5.61	–5.61	–5.06	–4.65
Life	–0.65	–1.50	–1.39	–1.39	–1.39	–1.39	–0.78	–0.39

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–39.93	–43.40	–40.44	–43.40	–40.47	–41.07	–40.08	–39.79
5-year	–3.44	–4.58	–4.18	–4.46	–4.20	–4.20	–3.61	–3.21
Life	0.59	–0.26	–0.17	–0.17	–0.18	–0.18	0.46	0.84

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

Understanding Your Expenses – Columbia Small Cap Value Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	529.80	1,018.00	5.20	6.85	1.37
Class B	1,000.00	1,000.00	527.61	1,014.28	8.03	10.59	2.12
Class C	1,000.00	1,000.00	528.41	1,014.28	8.03	10.59	2.12
Class R	1,000.00	1,000.00	529.00	1,016.76	6.14	8.10	1.62
Class Z	1,000.00	1,000.00	530.79	1,019.24	4.25	5.61	1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Value Fund II

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 44.03% without sales charge, compared with a return of negative 43.03% for its benchmark, the Russell 2000 Value Index.1 The Lipper Small-Cap Value Funds Classification average,2 a peer comparison, returned negative 43.94% over the same time period. Stock selection in the industrials, consumer staples and technology sectors hampered the fund's returns while stock selection in energy, consumer discretionary, health care and financials aided returns.

Financial crisis, weak economic growth weigh on stocks

Small-cap stocks fell as a financial crisis rooted in last-year's subprime mortgage market collapse continued and economic growth turned negative in 2008. However, small caps did not lose as much ground as large caps, which did not provide their typical "safe haven" relative to small caps in a negative market environment. The energy, consumer discretionary and materials sectors each lost more than 50%. In addition, the financials sector, which represents over one-third of the Russell index's assets, declined over 40%. Against this backdrop, we remained focused on attractively valued stocks of companies with improving business prospects, including revenues, profit margins and earnings.

Stock selection, sector weights hampered returns from industrials

The fund had more exposure to industrials than its Russell benchmark, and its industrials holdings declined more than the sector average. Within industrials, we favored aerospace suppliers, which we thought would benefit from the industry's long-term contracts and strong order backlogs. Instead, BE Aerospace, which focuses on aircraft interiors, and Carpenter Technology, which makes titanium fasteners, fell sharply, as investors anticipated that a steep recession would hamper orders for new aircraft. We exited Carpenter, as it was no longer a match with our strategy. Solar cell manufacturer JA Solar Holdings also declined, as falling oil and gas prices weakened interest in alternative energy.

Further losses from consumer staples and technology

The fund's consumer staples stocks also underperformed the benchmark, led by Great Atlantic & Pacific (A&P) Tea, a New York grocery chain that acquired a major competitor. Investors drove A&P's stock lower because the company carried a higher level of debt than most of its peers. Stock selection in technology and an underweight in the sector further hampered returns versus the index. Among the leading detractors was Insight Enterprises, Inc., a North American distributor of hardware and software products. As corporate technology spending began to slow, Insight shares declined and we sold the position because it no longer offered the opportunity we seek from companies in the portfolio.

1The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	6.74
Class B	6.49
Class C	6.49
Class R	6.72
Class Z	6.78

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.11
Class B	0.04
Class C	0.04
Class R	0.09
Class Z	0.14

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II

Top 5 sectors

as of 02/28/09 (%)

Financials	29.6
Industrials	16.2
Health Care	10.0
Information Technology	9.6
Consumer Discretionary	8.0

Top 10 holdings

as of 02/28/09 (%)

New Jersey Resources	1.5
Atmos Energy	1.4
Watson Wyatt Worldwide	1.4
Argo Group International	1.4
Westar Energy	1.4
Platinum Underwriter Holdings	1.4
Knight Cap Group	1.4
Crown Holdings	1.3
First Horizon National	1.3
Papa John's International	1.3

Holdings discussed in this report

as of 02/28/09 (%)

BE Aerospace	0.7
JA Solar Holdings	0.3
Great Atlantic & Pacific Tea	0.6
Knight Capital Group	1.4
Hot Topic	1.1
EXCO Resources	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Less severe losses in financials, health care and consumer discretionary sector

Although the fund's financial stocks were down sharply, they did not lose as much ground as those in the fund's Russell benchmark. Below-average exposure to the banking industry and a focus on better capitalized banks helped the fund stem losses as more speculative names within the industry took the hardest hits. In addition, gains came from stocks such as Knight Capital Group, a trading firm that profited as trading volumes increased.

In addition to financials, losses in the health care and consumer discretionary sectors were not as steep as in the index. In fact, Datascope, a medical equipment company, rallied nicely after a premium buyout offer and was sold before the end of the reporting period. Most consumer discretionary stocks suffered declines as consumer spending slowed. Among the fund's biggest casualties was Tenneco, an auto parts supplier that sells to the major car companies. Gains from Hot Topic, a retail store chain catering to the "gothic" fashion look, helped offset some of these losses. Hot Topic shares climbed amid an increase in same store sales. Elsewhere, strong performers included Massey Energy, a coal producer, and EXCO Resources, an oil and gas exploration company in east Texas. We sold both Tenneco and Massey before the end of the period.

Staying with a time-tested discipline

No one can predict when the economy and the investment markets will improve. We recognize that highly speculative stocks could take off in a market rally without a corresponding improvement in underlying business fundamentals. However, we believe that our long-term strategy of looking for inexpensive stocks where we see upward inflection points in the business prospects of the underlying companies will stand the test of time.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the manager has placed on it.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 44.21% without sales charge.

■  In an environment of weak economic growth and declining stock prices, the fund performed slightly below its benchmark, the S&P 500 Index1 and the average return of its peer group, the Lipper Large-Cap Growth Funds Classification for the period.2

■  Below index weights in health care and consumer staples stocks, along with stock selection in energy, telecommunication services, consumer discretionary and consumer staples sectors, detracted from performance relative to the index.

Portfolio Management

Thomas F. Marsico has managed the fund or its master portfolio since December 1997 and is Chief Invesment Officer of Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund.3

Columbia Management Advisors, LLC ("CMA") has retained MCM to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund subject to the oversight of CMA and the fund's Board of Trustees. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently-owned investment management firm.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads

3Effective November 10, 2008, the fund converted to a stand-alone fund. Prior to November 10, 2008, the fund operated in a master-feeder structure.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–44.21%

Class A shares (without sales charges)

–43.32%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class R	1.47
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	8,060	7,594
Class B	7,475	7,475
Class C	7,478	7,478
Class R	7,982	n/a
Class Z	8,261	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	–44.21	–47.42	–44.66	–47.43	–44.64	–45.20	–44.36	–44.09
5-year	–6.49	–7.60	–7.20	–7.57	–7.19	–7.19	–6.67	–6.26
10-year	–2.13	–2.71	–2.87	–2.87	–2.86	–2.86	–2.23	–1.89

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–39.40	–42.87	–39.88	–42.89	–39.84	–40.44	–39.57	–39.25
5-year	–5.26	–6.37	–5.98	–6.36	–5.97	–5.97	–5.45	–5.02
10-year	–2.02	–2.59	–2.75	–2.75	–2.74	–2.74	–2.11	–1.77

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distribution. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. These returns have not been restated to reflect any differences in expenses between Class A shares and Class R shares. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

Understanding Your Expenses – Columbia Marsico Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	582.81	1,018.30	5.14	6.56	1.31
Class B	1,000.00	1,000.00	580.18	1,014.58	8.07	10.29	2.06
Class C	1,000.00	1,000.00	580.58	1,014.58	8.07	10.29	2.06
Class R	1,000.00	1,000.00	581.82	1,017.06	6.12	7.80	1.56
Class Z	1,000.00	1,000.00	583.20	1,019.54	4.16	5.31	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	11.30
Class B	10.42
Class C	10.44
Class R	11.20
Class Z	11.47

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.01
Class Z	0.10

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 44.21% without sales charge. The fund's benchmark, the S&P 500 Index,1 returned negative 43.32%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification,2 was negative 40.77%. Sector allocation and stock selection hampered the fund's relative return for the period.

Sector allocation and stock selection drove relative results

With lower exposure to health care and consumer staples, which held up better than the overall market during the period, and higher exposure to materials, industrials and banks, which were weak performers, the fund lost more ground than the index during the period. Keep in mind that sector-level weights generally should be considered a residual of the fund's stock selection process rather than a major proactive facet of its investment strategy.

Stock selection within the energy, telecommunication services and consumer discretionary sectors also hampered the fund's return. The fund's energy positions detracted materially from performance, specifically Petroleo Brasileiro SA, Schlumberger (prior to being sold) and Transocean. Wireless telecommunication services providers China Mobile and Mexico-based America Movil S.A.B. de C.V. also declined sharply during the period and both positions were sold prior to the period's end. Certain consumer discretionary positions also struggled, including Las Vegas Sands, Wynn Resorts Ltd. and Lowe's Cos.

Stemming losses in a declining market

Stock selection in the financials, materials and information technology sectors helped the fund's return. The fund's collective financials positions posted a return of negative 55% compared to a 71% loss for financials within the S&P 500 Index. Similarly, in the materials sector, the fund's collective positions returned negative 39% as compared to negative 55% for materials stocks within the index. In the information technology sector, the fund benefited from relatively strong performance from Nortel Networks, which posted a positive return prior to being sold, and from International Business Machines. Elsewhere in the portfolio, Genentech, Amazon.com, Schering-Plough and Tesco all gained ground. Amazon.com and Tesco were sold. Throughout the reporting period, the fund's cash and cash equivalents averaged nearly 8% of net assets, which helped cushion the fund in a declining market environment.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Marsico Growth Fund

Going forward

At the end of the period, the fund's largest sector weights were in the information technology, consumer discretionary, industrials and health care sectors. During the period, information technology and consumer staples holdings increased while energy and financials holdings decreased. The fund had little or no exposure to utilities or telecommunication services. Sector allocation changes were primarily the result of the fund's stock selection process.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The fund generally holds a core position of between 35 and 50 common stocks. By maintaining a relatively focused portfolio, the fund may be subject to a greater risk than a fund that is less focused. The fund can invest up to 25% of its assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 02/28/09 (%)

Information Technology	20.2
Consumer Discretionary	18.2
Industrials	13.4
Health Care	12.8
Consumer Staples	9.1

Top 10 holdings

as of 02/28/09 (%)

McDonald's	9.0
Genentech	6.2
Visa	4.4
MasterCard	4.3
Lockheed Martin	4.3
Monsanto	4.3
Union Pacific	3.7
Google	3.5
Transocean	3.5
Wal-Mart Stores	3.5

Holdings discussed in this report

as of 02/28/09 (%)

Petroleo Brasileiro SA	1.5
Transocean	3.5
Las Vegas Sands	0.4
Wynn Resorts	1.1
Lowe's Cos.	2.0
International Business Machines	1.3
Genentech	6.2
Schering-Plough	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–40.12%

Class A shares (without sales charge)

–43.32%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth.) Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 40.12% without sales charge.

■  While its overall return was negative, the fund outperformed both the S&P 500 Index1 and the average return of its peer group, the Lipper Large-Cap Core Funds Classification.2

■  The fund's focus on large, high quality companies with strong balance sheets helped relative performance in a tough economic environment.

Portfolio Management

Peter Santoro has been the lead manager since March 2008 and has co-managed the fund since July 2004, and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Craig Leopold has co-managed the fund since July 2004, and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Large Cap Core Fund

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	6,859	6,462
Class B	6,383	6,383
Class C	6,378	6,378
Class Z	7,005	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
1-year	–40.12	–43.55	–40.51	–43.42	–40.58	–41.17	–39.95
5-year	–5.44	–6.54	–6.13	–6.48	–6.15	–6.15	–5.18
10-year	–3.70	–4.27	–4.39	–4.39	–4.40	–4.40	–3.50

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–35.21	–38.93	–35.74	–38.89	–35.74	–36.37	–35.04
5-year	–3.74	–4.87	–4.48	–4.84	–4.47	–4.47	–3.50
10-year	–3.44	–4.01	–4.16	–4.16	–4.15	–4.15	–3.25

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any distribution and service (Rule 12b-1) fees. If Class A, Class B and Class C shares distribution and service (Rule 12b-1) fees had been reflected, total returns would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.09
Class B	1.84
Class C	1.84
Class Z	0.84

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Large Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	611.22	1,018.89	4.75	5.96	1.19
Class B	1,000.00	1,000.00	609.98	1,015.17	7.74	9.69	1.94
Class C	1,000.00	1,000.00	609.19	1,015.17	7.74	9.69	1.94
Class Z	1,000.00	1,000.00	612.81	1,020.13	3.76	4.71	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Core Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 40.12% without sales charge. In a difficult environment, the fund held up better than its benchmark, the S&P 500 Index,1 which returned negative 43.32%, and the average return of its peer group, the Lipper Large-Cap Core Funds Classification,2 which was negative 42.66%. Stock selection in the financials, consumer discretionary and industrials sectors helped the fund's relative returns. Against a backdrop of reduced debt financing options, only the fittest companies were able to take advantage of the low interest rates that prevailed. The fund focused on company balance sheets and sought to identify companies focused on capital preservation and efficiency initiatives in the challenging economic environment.

Financials, consumer discretionary and industrials positions helped stem losses

In response to a weakening economic environment, the fund sought to identify companies with good debt ratings and adequate liquidity that appeared well positioned for a future economic recovery. This strategy served the fund well, helping it stem losses in the hard-hit financials and consumer discretionary areas. In the financials sector, which lost nearly 60% during the period, companies whose shares lost 30% or 40% looked good by comparison. For example, property and casualty insurer ACE took advantage of disruptions in the property/casualty business by writing new business and taking market share in the wake of AIG's struggles. As AIG restructured, insurance broker Aon obtained better pricing and enhanced its balance sheet. Shares of Aon experienced a modest loss compared to many of its peers. Among diversified banks, JPMorgan Chase gave up a significant percentage of its value but it fared better than many of its competitors because of its strong balance sheet.

The fund also took into consideration the business focus of its holdings, seeking exposure to companies that produced or sold moderately priced goods. We actively sought out companies that we believed would take a disproportionate share of the wallets of cautious consumers. Among consumer stocks, moderately priced retailers such as Kohl's, Dollar Tree and TJX generated positive returns for the fund. The fund took profits and sold Kohl's while an overweight in Dollar Tree and TJX also aided relative returns. Similarly, McDonald's shares were nearly flat for the period, which aided returns. This approach also helped in the industrials sector, as we avoided companies that make big ticket items, such as airplanes, in favor of companies that provide more basic products to many industries. One example is fluid control producer Parker Hannifin, which supplies fluids for truck hydraulics. The Parker Hannifin shares dropped modestly compared to the 48% loss posted by industrials overall within the fund.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	7.95
Class B	7.71
Class C	7.70
Class Z	7.93

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.35
Class B	0.27
Class C	0.27
Class Z	0.41

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund

Top 5 sectors

as of 02/28/09 (%)

Information Technology	17.2
Health Care	16.0
Energy	13.7
Consumer Staples	12.5
Financials	10.6

Top 10 holdings

as of 02/28/09 (%)

Exxon Mobil	3.3
Chevron	3.2
Microsoft	2.7
Wyeth	2.5
AT&T	2.3
JPMorgan Chase	2.2
Wal-Mart Stores	2.0
Philip Morris International	1.9
Goldman Sachs Group	1.9
Hewlett-Packard	1.8
Apple	1.7

Holdings discussed in this report

as of 02/28/09 (%)

ACE	0.5
Aon	0.5
JPMorgan Chase	2.2
Dollar Tree	0.4
TJX	0.8
McDonald's	0.8
Parker Hannifin	0.7
Avon Products	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Exposure to global markets and currencies detracted from performance

During the period, a few individual holdings were disappointments. In the consumer staples sector, Avon Products was hurt by a slowdown in global consumer spending. Because much of the firm's business comes from international markets, a stronger U.S. dollar further eroded the company's financial position because many of its costs are denominated in dollars. A global economic slowdown also disproportionately affected the business prospects of cell phone maker Nokia, which has significant exposure to the African and Indian markets where per capita income is lower and the economic downturn has had a larger impact on consumer decisions. We subsequently sold the stock.

Positioned for continued volatility

We remain focused on high quality companies with strong balance sheets that we believe are well-positioned relative to their industry. By drawing on three independent research sources—fundamental research, quantitative models and the input of our portfolio management team—and by employing a disciplined valuation process, we are seeking companies that are positioned to capitalize on an eventual economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 40.73% without sales charge.

■  In an environment of weak economic growth and declining stock prices, the fund performed slightly better than its benchmark, the S&P 500 Index1 and the average return of its peer group, the Lipper Large-Cap Growth Funds Classification for the period.2

■  Stock selection and an average 9% cash position during the period helped the fund stem losses during a challenging period for all investors.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained MCM to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund subject to the oversight of CMA and the fund's Board of Trustees. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–40.73%

Class A shares (without sales charge)

–43.32%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth.) Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	8,530	8,040
Class B	7,919	7,919
Class C	7,919	7,919
Class Z	8,756	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
1-year	–40.73	–44.15	–41.21	–44.15	–41.18	–41.77	–40.60
5-year	–5.15	–6.27	–5.87	–6.24	–5.86	–5.86	–4.92
10-year	–1.58	–2.16	–2.31	–2.31	–2.31	–2.31	–1.32

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–35.92	–39.60	–36.38	–39.56	–36.37	–37.01	–35.75
5-year	–3.96	–5.09	–4.67	–5.05	–4.67	–4.67	–3.72
10-year	–1.80	–2.38	–2.52	–2.52	–2.52	–2.52	–1.54

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	604.48	1,018.30	5.21	6.56	1.31
Class B	1,000.00	1,000.00	602.00	1,014.58	8.18	10.29	2.06
Class C	1,000.00	1,000.00	602.20	1,014.58	8.18	10.29	2.06
Class Z	1,000.00	1,000.00	605.02	1,019.54	4.22	5.31	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	12.76
Class B	11.80
Class C	11.84
Class Z	13.02

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.04
Class Z	0.10

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 40.73% without sales charge. The fund's benchmark, the S&P 500 Index,1 returned negative 43.32%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification,2 was negative 40.77%. Stock selection and the fund's cash position helped it stem some losses during a period of sharply declining stock prices. Sector allocations delivered mixed results.

A challenging period for stocks

In an environment of weak economic growth, rising unemployment and declining stock prices, there was no place for equity funds to hide during the period. However, stock selection helped the fund stem losses as several of the fund's sectors held up much better than the corresponding sectors within the S&P 500 Index, including financials, information technology, industrials, materials and health care. In the financials sector, the fund's collective financials positions posted a return of negative 49%. While this was weak in absolute terms, the fund's financials positions fared well compared to the S&P 500 Index financials sector, which declined more than 71%. In the information technology sector, financial transaction processor Visa generated a solid positive return while the losses posted by computer and consulting company International Business Machines and software producer Oracle were modest compared to losses for the overall sector. Likewise, in the industrials sector, the fund's positions posted a return of negative 41% compared to negative 54% for the industrials in the index. And in the materials sector, the fund's collective positions returned negative 39% compared to negative 55% for materials in the index.

In health care, strong performances by drug developers Schering-Plough and Genentech helped returns. In addition, the fund's cash position, which averaged 9% during the period, helped offset losses incurred elsewhere in the portfolio.

By contrast, the fund lost some ground relative to the index because it had less exposure than the index to sectors that held up better than the market overall, namely consumer staples, telecommunication services and utilities. In addition, stock selection in the consumer discretionary, energy and telecommunication services sectors hurt returns. In the consumer discretionary sector, hotel/casino operators Las Vegas Sands and Wynn Resorts and home improvement retailer Lowe's Cos., were among the largest detractors from performance. Additionally, the fund's energy positions, including Petroleo Brasileiro SA, Transocean Ltd., and Schlumberger hurt returns. (Schlumberger was sold prior to period-end).Finally, wireless telecommunication services providers China Mobile and Mexico-based America Movil S.A.B. de C.V. declined sharply during the period. (Both positions were sold prior to period end.)

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Marsico Focused Equities Fund

Looking ahead

Going into the next period, the fund's most significant sector weights included information technology, health care, consumer discretionary and industrials. At the end of the period, the fund had little or no exposure to either telecommunication services or utilities.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally will hold a core portfolio of between 20 and 30 common stocks. By maintaining a relatively non-diversified portfolio, the fund may be subject to a greater risk than a fund that is less focused. The fund may invest up to 25% of its total assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Information Technology	24.0
Consumer Discretionary	15.5
Health Care	15.0
Industrials	14.4
Consumer Staples	9.1

Top 10 holdings

as of 02/28/09 (%)

McDonald's	10.5
Genentech	8.1
Visa	7.0
Union Pacific	5.4
Wal-Mart Stores	5.1
MasterCard	4.8
Goldman Sachs Group	4.8
Monsanto	4.7
Lockheed Martin	4.3
Transocean	4.2

Holdings discussed in this report

as of 02/28/09 (%)

Visa	7.0
International Business
Machines	1.4
Oracle	0.3
Schering-Plough	1.2
Genentech	8.1
Las Vegas Sands	0.4
Wynn Resorts	1.3
Lowe's Cos.	2.8
Petroleo Brasileiro SA	1.1
Transocean	4.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–49.76%

Class A shares (without sales charge)

–43.51%

Russell 3000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 49.76% without sales charge.

■  In a period of sharply declining stock prices, the fund underperformed its benchmark, the Russell 3000 Index1 and the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification for the period.2

■  Stock selection in consumer discretionary, health care and consumer staples sectors detracted from the fund's relative performance. Allocations to financials and health care were a further drag on the fund's return.

Portfolio Management

Corydon J. Gilchrist has managed the fund since February 2003. He is with Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained MCM to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund subject to the oversight of CMA and the fund's Board of Trustees. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm.

1The Russell 3000 Index measures the performance of 3,000 of the largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Marsico 21st Century Fund

Performance of a $10,000 investment 04/10/00 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 3000 Index measures the performance of 3,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/10/00 – 02/28/09 ($)

Sales charge	without	with
Class A	7,722	7,278
Class B	7,233	7,233
Class C	7,222	7,222
Class R	7,658	n/a
Class Z	7,903	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class R	1.49
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
1-year	–49.76	–52.66	–50.07	–52.57	–50.14	–50.64	–49.90	–49.59
5-year	–4.26	–5.39	–4.96	–5.33	–4.97	–4.97	–4.42	–4.02
Life	–2.87	–3.51	–3.58	–3.58	–3.59	–3.59	–2.96	–2.61

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–46.28	–49.37	–46.69	–49.35	–46.76	–47.29	–46.42	–46.20
5-year	–3.56	–4.69	–4.29	–4.65	–4.31	–4.31	–3.72	–3.33
Life	–2.33	–2.97	–3.06	–3.06	–3.07	–3.07	–2.42	–2.09

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R include the returns of Class A prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

Understanding Your Expenses – Columbia Marsico 21st Century Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	532.38	1,018.05	5.17	6.80	1.36
Class B	1,000.00	1,000.00	531.09	1,014.33	8.01	10.54	2.11
Class C	1,000.00	1,000.00	530.69	1,014.33	8.01	10.54	2.11
Class R	1,000.00	1,000.00	531.68	1,016.81	6.11	8.05	1.61
Class Z	1,000.00	1,000.00	533.71	1,019.29	4.22	5.56	1.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 49.76% without sales charge. The fund underperformed its benchmark, the Russell 3000 Index,1 which returned negative 43.51%. The fund's return was lower than the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification,2 which was negative 42.49%. Stock selection in consumer discretionary, health care and consumer staples sectors detracted from performance. Allocations to financials and health care were a further drag on the fund's return.

In a weak market, stock selection and sector allocations weighed on returns

In the consumer discretionary sector, Las Vegas Sands and Wynn Resorts were weak performers, as was retailer Saks, Inc. In the health care sector, Amylin Pharmaceuticals, Intuitive Surgical and UnitedHealth Group all experienced sharp declines before they were sold. Costco Wholesale and Heineken Holding N.V. detracted from performance in the fund's consumer staples sector.

Relative performance was additionally hampered by some of the fund's sector weights. Even though the fund cut back its allocation to financials, it had more exposure than the index to the weak-performing sector. It had less exposure than the index to health care, which held up somewhat better than many other sectors in the sharp market decline. The fund's health care weight increased during the period, as did its exposure to information technology. Sector level weights generally should be considered a residual of the fund's stock selection process rather than a major proactive facet of its investment strategy.

Cash and stock selection in economically sensitive sectors cushioned the fall

Although all sectors of the market experienced severe losses, the fund's positions in information technology, materials and industrials lost significantly less, on average, than those sectors within the index. In the industrials sector, for example, AECOM Technology and First Solar experienced modest single digit declines. DRS Technologies gained while the overall industrials sector was down for the period. DRS and First Solar were sold. An average cash position of 12% helped to cushion the fund in a difficult market environment. Several of the fund's holdings bucked the negative trend and posted gains, including Southwestern Energy Co., Credit Suisse Group AG, People's United Financial and Anheuser-Busch InBev. Southwestern Energy and Credit Suisse were sold prior to the period's end.

1The Russell 3000 Index measures the performance of 3,000 of the largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	7.31
Class B	6.92
Class C	6.91
Class R	7.29
Class Z	7.44

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund

Top 5 sectors

as of 02/28/09 (%)

Information Technology	21.6
Industrials	15.2
Financials	13.1
Consumer Staples	11.1
Health Care	11.0

Top 10 holdings

as of 02/28/09 (%)

MasterCard	7.9
Costco Wholesale	6.3
Monsanto	5.1
Gilead Sciences	4.7
Vesta Wind Systems A/S	4.2
Canadian National Railway	4.1
Heineken Holding	3.5
Home Depot	3.4
Raytheon	3.4
Visa	3.1

Holdings discussed in this report

as of 02/28/09 (%)

Las Vegas Sands	0.3
Wynn Resorts	1.1
Saks	0.7
Costco Wholesale	6.3
Heineken Holding NV	3.5
AECOM Technology	2.1
People's United Financial	2.4
Anheuser-Busch InBev	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Going forward

At the end of the period, the fund emphasized investments in the information technology, industrials, financials, consumer staples, health care and consumer discretionary sectors. It had little or no exposure to the telecommunication services, energy and utilities sectors. The fund's cash and cash equivalent positions was approximately 12% of the fund's net assets.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest without limit in foreign securities, including emerging markets securities. International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Small Cap Growth Fund II

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 43.33% without sales charge.

■  The fund underperformed the Russell 2000 Growth Index1 and performed in line with its peer group, the Lipper Small Cap Growth Funds Classification.2

■  The negative performance of the fund, its benchmark and peer group reflected an extremely difficult market environment. Stock selection in health care, financials and materials further eroded the fund's relative returns.

Portfolio Management

Daniele M. Donahoe has co-managed the fund since December 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Jon Michael Morgan has co-managed the fund since December 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2000.

Christian F. Pineno has co-managed the fund since October 2006 and previously from January 1997 to December 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 1995.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–43.33%

Class A shares (without sales charge)

–41.94%

Russell 2000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	10,427	9,829
Class B	9,683	9,683
Class C	9,683	9,683
Class Z	10,675	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
1-year	–43.33	–46.57	–43.75	–46.56	–43.74	–44.31	–43.23
5-year	–7.22	–8.32	–7.93	–8.13	–7.93	–7.93	–7.01
10-year	0.42	–0.17	–0.32	–0.32	–0.32	–0.32	0.65

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–38.62	–42.16	–39.08	–42.13	–39.08	–39.69	–38.44
5-year	–5.73	–6.84	–6.42	–6.63	–6.43	–6.43	–5.48
10-year	1.05	0.45	0.31	0.31	0.31	0.31	1.30

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	521.32	1,018.40	4.87	6.46	1.29
Class B	1,000.00	1,000.00	519.58	1,014.68	7.69	10.19	2.04
Class C	1,000.00	1,000.00	519.09	1,014.68	7.68	10.19	2.04
Class Z	1,000.00	1,000.00	521.32	1,019.64	3.92	5.21	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	5.99
Class B	5.31
Class C	5.44
Class Z	6.25

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 43.33% without sales charge. The Russell 2000 Growth Index1 returned negative 41.94%. The average return of the fund's peer group, the Lipper Small Cap Growth Funds Classification,2 was negative 43.38%. The fund's return relative to the index was hurt by stock selection in the health care, financials and materials sectors. We believe that positive performance from certain consumer discretionary, energy and telecom services holdings helped the fund hold up marginally better than the average fund in its peer group.

Health care, financials and materials disappointed

Several holdings in the health care sector underperformed the market, hurting the fund's relative returns. Among these were surgical device maker ArthroCare, which lost favor with investors when it restated its financial performance for multiple years, and Hologic, which was hurt as the weak economic environment eroded sales of its digital mammography equipment. We subsequently sold both stocks. In the financials sector, inter-broker/dealer GFI Group lost a group of credit derivatives brokers to a competitor, and asset manager Waddell & Reed Financial lost ground as the stock market eroded both the current value of its assets under management and the expected revenues of the firm's broker/dealer arm. We exited GFI Group. In the materials sector, Solutia and Koppers Holdings were hurt by rising materials costs and weak demand. Hecla Mining also detracted from returns. The company suffered as demand for precious metals weakened. We subsequently sold the stock.

Positive performers across sectors helped offset some losses

In the consumer discretionary sector, for-profit education stocks, Strayer Education, Inc. and Capella Education posted gains for the period. The fund had more exposure to them than the index, which amplified the positive impact of the gains on relative performance. Both companies benefited as unemployment rose and job-seekers sought additional education. The fund subsequently sold its position in Strayer. Another consumer discretionary stock that benefited in the weak economic environment was Netflix, which continued to experience rising consumer demand for its inexpensive mail and streaming video movie rental services. The stock of Marvel Entertainment, Inc. was bolstered by its hit movie "Iron Man." In the technology sector, Olympic ad sales boosted the stock of Chinese online media portal Sohu.com. In telecom services, wireless data provider Syniverse Holdings produced solid revenues on rapid growth of Internet data use. While the stock was down for the period, it held up better than the overall telecom sector.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II

Timely moves in the energy sector

Alpha Natural Resources and Walter Industries, both of which produce metallurgical coal used in steel production, contributed positive returns early in the period, and we sold them into strength before energy stocks took a hit late in 2008. Both companies benefited from a burgeoning demand for steel as emerging markets built infrastructure. Oil drilling service provider W-H Energy Services was another solid performer for the fund. The company was acquired by a competitor and is no longer in the portfolio. Energy exploration company Comstock Resources, Inc. proved more resilient to declining prices because of a positive production profile and strong balance sheet. Although Comstock shares declined in value, they lost far less than the energy sector overall.

Cautiously anticipating an economic recovery

Although many small growth company shares lost significant value as stocks declined broadly over the past year, companies in industries that are less sensitive to the economic environment and those with more defensive business models were hurt less in the downdraft. Against this backdrop and in light of continued economic weakness, we are striving to maintain a cautious, defensive approach while at the same time positioning the fund to participate in a potential upturn in the economy. As a result, we are slowly establishing positions in selected companies with more economic sensitivity on the expectation that such companies have the potential to be the first movers when the economy reaches a recovery phase.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Top 5 sectors

as of 02/28/09 (%)

Health Care	25.5
Information Technology	23.5
Industrials	17.0
Consumer Discretionary	13.0
Energy	5.9

Top 10 holdings

as of 02/28/09 (%)

Waste Connections	1.7
Capella Education	1.5
Wright Medical Group	1.5
Meridian Bioscience	1.5
Onyx Pharmaceuticals	1.4
Equinix	1.4
CACI International	1.3
Polycom	1.2
Syniverse Holdings	1.2
Alexion Pharmaceuticals	1.2

Holdings discussed in this report

as of 02/28/09 (%)

Waddell & Reed Financial	0.5
Solutia	0.3
Koppers Holdings	0.5
Capella Education	1.5
Netflix	0.9
Marvel Entertainment	0.7
Sohu.com	0.9
Syniverse Holdings	1.2
Comstock Resources	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Convertible Securities Fund

February 28, 2009

Convertible Bonds – 79.4%
	Par ($)	Value ($)
Consumer Discretionary – 5.8%
Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.
(a) 0.500% 04/29/33
(0.000% 10/29/09)	2,350,000	1,489,312
International Game Technology
2.600% 12/15/36 (b)	1,648,000	1,594,440
2.600% 12/15/36	2,002,000	1,936,935
Hotels, Restaurants & Leisure Total		5,020,687
Leisure Equipment & Products – 0.5%
Eastman Kodak Co.
3.375% 10/15/33	2,870,000	2,048,463
Leisure Equipment & Products Total		2,048,463
Media – 3.5%
Interpublic Group of Companies, Inc.
4.250% 03/15/23	5,940,000	4,061,475
Liberty Media Corp.
3.125% 03/30/23	9,607,000	6,784,944
Omnicom Group, Inc.
(c) 07/31/32	2,900,000	2,791,250
Media Total		13,637,669
Specialty Retail – 0.5%
Best Buy Co., Inc.
2.250% 01/15/22	2,425,000	2,170,375
Specialty Retail Total		2,170,375
Consumer Discretionary Total		22,877,194
Consumer Staples – 2.1%
Beverages – 1.5%
Molson Coors Brewing Co.
2.500% 07/30/13	5,690,000	5,818,025
Beverages Total		5,818,025
Tobacco – 0.6%
Vector Group Ltd.
(c) 06/15/26 (d)	2,900,000	2,639,000
Tobacco Total		2,639,000
Consumer Staples Total		8,457,025
Energy – 8.6%
Energy Equipment & Services – 6.6%
Cameron International Corp.
2.500% 06/15/26	2,840,000	2,811,600

	Par ($)	Value ($)
Hornbeck Offshore Services, Inc.
(a) 1.625% 11/15/26 (b)
(1.375% 11/15/13)	5,000,000	3,025,000
(a) 1.625% 11/15/26
(1.375% 11/15/13)	1,180,000	713,900
Nabors Industries, Inc.
0.940% 05/15/11	4,870,000	4,194,287
Schlumberger Ltd.
2.125% 06/01/23	960,000	1,186,800
Transocean, Inc.
1.500% 12/15/37	6,615,000	5,300,269
1.625% 12/15/37	9,720,000	8,662,950
Energy Equipment & Services Total		25,894,806
Oil, Gas & Consumable Fuels – 2.0%
Chesapeake Energy Corp.
2.750% 11/15/35	5,563,000	3,852,377
Massey Energy Co.
3.250% 08/01/15	2,900,000	1,841,500
Peabody Energy Corp.
4.750% 12/15/41	3,395,000	2,300,113
Oil, Gas & Consumable Fuels Total		7,993,990
Energy Total		33,888,796
Financials – 7.3%
Capital Markets – 0.5%
BlackRock, Inc. (f)
2.625% 02/15/35	1,800,000	2,045,250
Capital Markets Total		2,045,250
Commercial Banks – 0.9%
National City Corp.
4.000% 02/01/11	3,870,000	3,478,163
Commercial Banks Total		3,478,163
Diversified Financial Services – 0.2%
NASDAQ OMX Group, Inc.
2.500% 08/15/13 (b)	1,000,000	795,000
Diversified Financial Services Total		795,000
Insurance – 1.3%
Prudential Financial, Inc.
0.366% 12/15/37 (d)	3,855,000	3,710,437
USF&G Corp.
(c) 03/03/09	1,600,000	1,600,000
Insurance Total		5,310,437
Real Estate Investment Trusts (REITs) – 4.4%
Alexandria Real Estate Equities, Inc.
3.700% 01/15/27 (b)	5,000,000	3,368,750

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 28, 2009

Convertible Bonds (continued)
	Par ($)	Value ($)
Boston Properties LP
2.875% 02/15/37	970,000	742,050
3.750% 05/15/36	3,893,000	2,890,552
Prologis
2.250% 04/01/37 (b)	4,830,000	2,553,862
2.250% 04/01/37	1,170,000	618,638
Rayonier TRS Holdings, Inc.
3.750% 10/15/12 (b)	2,000,000	1,745,000
Vornado Realty Trust
3.625% 11/15/26	6,740,000	5,366,725
Real Estate Investment Trusts (REITs) Total		17,285,577
Financials Total		28,914,427
Health Care – 25.5%
Biotechnology – 7.3%
Alexion Pharmaceuticals, Inc.
1.375% 02/01/12	950,000	2,074,563
Amgen, Inc.
0.125% 02/01/11 (b)	2,982,000	2,739,712
0.125% 02/01/11	500,000	459,375
0.375% 02/01/13 (b)	3,030,000	2,681,550
0.375% 02/01/13	3,774,000	3,339,990
Gilead Sciences, Inc.
0.500% 05/01/11	2,860,000	3,492,775
Invitrogen Corp.
2.000% 08/01/23	3,860,000	4,028,875
3.250% 06/15/25	4,886,000	4,556,195
Isis Pharmaceuticals, Inc.
2.625% 02/15/27 (b)	1,000,000	1,007,500
2.625% 02/15/27	935,000	942,013
PDL BioPharma, Inc.
2.000% 02/15/12	1,927,000	1,452,476
Vertex Pharmaceuticals, Inc.
4.750% 02/15/13	1,450,000	1,990,125
Biotechnology Total		28,765,149
Health Care Equipment & Supplies – 8.5%
Beckman Coulter, Inc.
2.500% 12/15/36 (b)	220,000	199,100
2.500% 12/15/36	3,835,000	3,470,675
China Medical Technologies, Inc.
4.000% 08/15/13	5,700,000	2,807,250
Fisher Scientific International, Inc.
3.250% 03/01/24	8,127,000	9,478,114
Hologic, Inc.
(a) 2.000% 12/15/37
(0.000% 12/15/13)	7,750,000	5,037,500
Integra LifeSciences Holdings Corp.
2.750% 06/01/10 (b)	3,000,000	2,666,250

	Par ($)	Value ($)
Medtronic, Inc.
1.500% 04/15/11 (b)	5,975,000	5,511,937
1.500% 04/15/11	4,760,000	4,391,100
Health Care Equipment & Supplies Total		33,561,926
Health Care Providers & Services – 1.9%
Chemed Corp.
1.875% 05/15/14 (b)	2,250,000	1,659,375
Emdeon Corp.
3.125% 09/01/25	1,925,000	1,643,469
Henry Schein, Inc.
3.000% 08/15/34 (b)	3,980,000	4,049,650
Health Care Providers & Services Total		7,352,494
Health Care Technology – 1.1%
Inverness Medical Innovations, Inc.
3.000% 05/15/16 (b)	6,000,000	4,545,000
Health Care Technology Total		4,545,000
Life Sciences Tool & Services – 0.8%
Millipore Corp.
3.750% 06/01/26	3,515,000	3,233,800
Life Sciences Tool & Services Total		3,233,800
Pharmaceuticals – 5.9%
Allergan, Inc.
1.500% 04/01/26 (b)	4,180,000	3,991,900
1.500% 04/01/26	2,035,000	1,943,425
Mylan, Inc.
1.250% 03/15/12	3,050,000	2,565,812
3.750% 09/15/15 (b)	7,000,000	7,385,000
Sepracor, Inc.
(c) 10/15/24	4,730,000	4,552,625
Teva Pharmaceutical Finance Co., BV
1.750% 02/01/26	1,935,000	2,051,100
Wyeth
0.965% 01/15/24 (d)	905,000	894,140
Pharmaceuticals Total		23,384,002
Health Care Total		100,842,371
Industrials – 7.9%
Aerospace & Defense – 2.3%
L-3 Communications Corp.
3.000% 08/01/35	9,566,000	9,302,935
Aerospace & Defense Total		9,302,935
Airlines – 0.8%
Continental Airlines, Inc.
5.000% 06/15/23	3,875,000	3,250,156
Airlines Total		3,250,156

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 28, 2009

Convertible Bonds (continued)
	Par ($)	Value ($)
Commercial Services & Supplies – 2.4%
Covanta Holding Corp.
1.000% 02/01/27	6,900,000	5,614,875
Waste Connections, Inc.
3.750% 04/01/26	3,823,000	3,727,425
Commercial Services & Supplies Total		9,342,300
Electrical Equipment – 1.7%
General Cable Corp.
1.000% 10/15/12 (b)	5,500,000	3,719,375
1.000% 10/15/12	1,000,000	676,250
Suntech Power Holdings Co. Ltd.
0.250% 02/15/12	2,820,000	2,294,775
Electrical Equipment Total		6,690,400
Machinery – 0.7%
Barnes Group, Inc.
3.750% 08/01/25	1,167,000	962,775
Trinity Industries, Inc.
3.875% 06/01/36	3,795,000	1,641,338
Machinery Total		2,604,113
Total Industrials		31,189,904
Information Technology – 19.7%
Communications Equipment – 2.3%
Arris Group, Inc.
2.000% 11/15/26	2,435,000	1,656,043
CommScope, Inc.
1.000% 03/15/24	1,000,000	990,000
Comverse Technology, Inc.
(c) 05/15/23	2,430,000	2,393,550
Lucent Technologies, Inc.
2.875% 06/15/23	4,640,000	3,932,400
Communications Equipment Total		8,971,993
Computers & Peripherals – 3.3%
EMC Corp.
1.750% 12/01/11	6,370,000	6,139,088
Maxtor Corp.
6.800% 04/30/10	5,947,000	5,553,011
NetApp, Inc.
1.750% 06/01/13 (b)	2,000,000	1,562,500
Computers & Peripherals Total		13,254,599
Electronic Equipment & Instruments – 1.8%
Avnet, Inc.
2.000% 03/15/34	3,768,000	3,749,160
L-1 Identity Solutions, Inc.
3.750% 05/15/27 (b)	5,000,000	3,212,500
Electronic Equipment & Instruments Total		6,961,660

	Par ($)	Value ($)
Internet Software & Services – 1.3%
Akamai Technologies, Inc.
1.000% 12/15/33	925,000	1,177,063
Digital River, Inc.
1.250% 01/01/24	1,900,000	1,902,375
Equinix, Inc.
2.500% 04/15/12	2,550,000	1,992,187
Internet Software & Services Total		5,071,625
IT Services – 2.2%
CSG Systems International, Inc.
2.500% 06/15/24 (b)	4,000,000	3,485,000
DST Systems, Inc.
4.125% 08/15/23 (b)	3,930,000	3,684,375
VeriFone Holdings, Inc.
1.375% 06/15/12 (b)	3,000,000	1,410,000
IT Services Total		8,579,375
Semiconductors & Semiconductor Equipment – 4.3%
Intel Corp.
2.950% 12/15/35 (b)	4,125,000	3,181,406
2.950% 12/15/35	4,743,000	3,658,039
Linear Technology Corp.
3.125% 05/01/27 (b)	565,000	530,394
3.125% 05/01/27	2,745,000	2,576,869
ON Semiconductor Corp.
2.625% 12/15/26	3,935,000	2,483,969
Xilinx, Inc.
3.125% 03/15/37	6,810,000	4,758,487
Semiconductors & Semiconductor Equipment Total		17,189,164
Software – 4.5%
Amdocs Ltd.
0.500% 03/15/24	3,890,000	3,860,825
Lawson Software, Inc.
2.500% 04/15/12 (b)	3,000,000	2,340,000
Shanda Interactive Entertainment Ltd.
2.000% 09/15/11 (b)	1,500,000	1,668,750
Sybase, Inc.
1.750% 02/22/25 (b)	5,240,000	6,130,800
Symantec Corp.
0.750% 06/15/11 (b)	4,000,000	3,745,000
Software Total		17,745,375
Information Technology Total		77,773,791
Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Nextel Communications, Inc.
5.250% 01/15/10	4,540,000	4,267,600

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 28, 2009

Convertible Bonds (continued)
	Par ($)	Value ($)
NII Holdings, Inc.
2.750% 08/15/25	1,875,000	1,645,313
Wireless Telecommunication Services Total		5,912,913
Telecommunication Services Total		5,912,913
Utilities – 1.0%
Multi-Utilities – 1.0%
CMS Energy Corp.
2.875% 12/01/24	3,940,000	3,861,200
Multi-Utilities Total		3,861,200
Utilities Total		3,861,200
Total Convertible Bonds (cost of $372,670,606)		313,717,621
Convertible Preferred Stocks – 9.3%
	Shares
Consumer Discretionary – 0.1%
Household Durables – 0.1%
Newell Financial Trust I, 5.250%	14,000	264,600
Household Durables Total		264,600
Consumer Discretionary Total		264,600
Consumer Non-Cyclical – 0.4%
Food Products – 0.4%
Bunge Ltd., 4.875%	22,000	1,452,000
Food Products Total		1,452,000
Consumer Non-Cyclical Total		1,452,000
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
El Paso Corp., 4.990% (b)	4,660	2,865,900
Oil, Gas & Consumable Fuels Total		2,865,900
Energy Total		2,865,900
Financials – 4.5%
Banks – 0.7%
Credit Suisse/New York, 8.000% (e)	326,037	2,585,473
Banks Total		2,585,473

	Shares	Value ($)
Commercial Banks – 1.5%
Wells Fargo & Co., 7.500%	12,802	5,888,920
Commercial Banks Total		5,888,920
Insurance – 0.7%
Alleghany Corp., 5.750%	12,160	2,915,893
Insurance Total		2,915,893
Real Estate Investment Trusts (REITs) – 1.6%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	136,000	1,496,000
Digital Realty Trust, LP, 5.500%	214,500	3,981,656
Entertainment Properties Trust, 5.750%	147,000	1,043,700
Real Estate Investment Trusts (REITs) Total		6,521,356
Financials Total		17,911,642
Health Care – 0.5%
Pharmaceuticals – 0.5%
Schering-Plough Corp., 6.000%	12,600	2,142,000
Pharmaceuticals Total		2,142,000
Health Care Total		2,142,000
Industrials – 0.6%
Road & Rail – 0.6%
Kansas City Southern, 5.125%	3,191	2,181,846
Road & Rail Total		2,181,846
Total Industrials		2,181,846
Materials – 1.0%
Chemicals – 0.1%
Celanese Corp., 4.250%	36,500	477,420
Chemicals Total		477,420
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc., 5.500%	2,910	2,240,700
Vale Capital Ltd., 5.500%	49,600	1,430,960
Metals & Mining Total		3,671,660
Materials Total		4,149,080

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 28, 2009

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Crown Castle International Corp., 6.250%	137,185	5,950,400
Wireless Telecommunication Services Total		5,950,400
Telecommunication Services Total		5,950,400
Total Convertible Preferred Stocks (cost of $59,020,072)		36,917,468
Common Stocks – 1.3%
Financials – 0.0%
Insurance – 0.0%
MetLife, Inc.	3	48
Insurance Total		48
Financials Total		48
Health Care – 0.6%
Pharmaceuticals – 0.6%
Teva Pharmaceutical Industries Ltd., ADR	55,000	2,451,900
Pharmaceuticals Total		2,451,900
Health Care Total		2,451,900
Utilities – 0.7%
Electric Utilities – 0.7%
FPL Group, Inc.	62,000	2,810,460
Electric Utilities Total		2,810,460
Utilities Total		2,810,460
Total Common Stocks (cost of $5,121,092)		5,262,408
Investment Companies – 1.1%
Financials – 1.1%
Capital Markets – 0.3%
iShares Barclays Aggregate Bond Fund	10,000	1,006,900
Capital Markets Total		1,006,900

	Shares	Value ($)
Diversified Financial Services – 0.8%
iShares iBoxx Investment Grade Corporate Bond Fund	35,000	3,295,600
Diversified Financial Services Total		3,295,600
Financials Total		4,302,500
Total Investment Companies (cost of $4,375,868)		4,302,500
Short-Term Obligation – 8.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 01/08/10, market value $35,674,800 (repurchase proceeds $34,975,612)	34,975,000	34,975,000
Total Short-Term Obligation (cost of $34,975,000)		34,975,000
Total Investments – 100.0% (cost of $476,162,638) (g)		395,174,997
Other Assets & Liabilities, Net – 0.0%		11,193
Net Assets – 100.0%		395,186,190

Notes to Investment Portfolio:

(a)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities, which are not illiquid, amounted to $87,055,026, which represents 22.0% of net assets.

(c)  Zero coupon bond.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2009.

(e)  Non-income producing security.

(f)  Investments in affiliates during the year ended February 28, 2009:

Security name: BlackRock, Inc.
Shares as of 02/29/08:	–
Shares purchased:	1,800,000
Shares sold:	–
Shares as of 02/28/09:	1,800,000
Net realized gain (loss):	$–
Interest income earned:	$40,556
Value at end of period:	$2,045,250

(g)  Cost for federal income tax purposes is $476,303,991.

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 28, 2009

For the year ended February 28, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 29, 2008	–	$–
Options written	2,410	1,978,136
Options terminated in closing purchase transactions	(2,360)	(1,831,022)
Options exercised	(50)	(147,114)
Options expired	–	–
Options outstanding at February 28, 2009	–	$–

At February 28, 2009, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible Bonds	79.4
Convertible Preferred Stocks	9.3
Common Stocks	1.3
	90.0
Investment Companies	1.1
Short-Term Obligation	8.9
Other Assets & Liabilities, Net	(0.0	)*
	100.0

* Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Value Fund

February 28, 2009

Common Stocks – 98.0%
	Shares	Value ($)
Consumer Discretionary – 6.9%
Hotels, Restaurants & Leisure – 2.5%
Carnival Corp.	583,800	11,419,128
McDonald's Corp.	608,219	31,779,443
Hotels, Restaurants & Leisure Total		43,198,571
Multiline Retail – 1.4%
Kohl's Corp. (a)	708,300	24,889,662
Multiline Retail Total		24,889,662
Specialty Retail – 1.9%
Bed Bath & Beyond, Inc. (a)	306,900	6,536,970
Lowe's Companies, Inc.	1,649,600	26,129,664
Specialty Retail Total		32,666,634
Textiles, Apparel & Luxury Goods – 1.1%
VF Corp.	383,100	19,882,890
Textiles, Apparel & Luxury Goods Total		19,882,890
Consumer Discretionary Total		120,637,757
Consumer Staples – 10.2%
Beverages – 1.4%
Diageo PLC, ADR	504,498	23,454,112
Beverages Total		23,454,112
Food & Staples Retailing – 2.6%
Sysco Corp.	810,500	17,425,750
Wal-Mart Stores, Inc.	563,900	27,766,436
Food & Staples Retailing Total		45,192,186
Food Products – 2.1%
ConAgra Foods, Inc.	1,173,500	17,696,380
General Mills, Inc.	216,700	11,372,416
J.M. Smucker Co.	219,200	8,136,704
Food Products Total		37,205,500
Household Products – 2.0%
Procter & Gamble Co.	711,000	34,248,870
Household Products Total		34,248,870
Personal Products – 1.1%
Avon Products, Inc.	1,080,697	19,009,461
Personal Products Total		19,009,461
Tobacco – 1.0%
Philip Morris International, Inc.	532,677	17,828,699
Tobacco Total		17,828,699
Consumer Staples Total		176,938,828

	Shares	Value ($)
Energy – 18.9%
Energy Equipment & Services – 2.8%
Halliburton Co.	1,267,098	20,666,369
Smith International, Inc.	241,200	5,180,976
Transocean Ltd. (a)	377,700	22,575,129
Energy Equipment & Services Total		48,422,474
Oil, Gas & Consumable Fuels – 16.1%
Chevron Corp.	563,600	34,216,156
ConocoPhillips	687,080	25,662,438
El Paso Corp.	1,037,000	6,999,750
EOG Resources, Inc.	301,300	15,077,052
Exxon Mobil Corp.	1,330,528	90,342,851
Hess Corp.	572,900	31,331,901
Marathon Oil Corp.	647,300	15,062,671
Newfield Exploration Co. (a)	251,400	4,859,562
Occidental Petroleum Corp.	577,900	29,975,673
Petroleo Brasileiro SA, ADR	543,300	15,065,709
Williams Companies, Inc.	984,300	11,122,590
Oil, Gas & Consumable Fuels Total		279,716,353
Energy Total		328,138,827
Financials – 18.9%
Capital Markets – 3.6%
Goldman Sachs Group, Inc.	392,700	35,767,116
Morgan Stanley	498,500	9,740,690
State Street Corp.	695,800	17,582,866
Capital Markets Total		63,090,672
Commercial Banks – 4.5%
PNC Financial Services Group, Inc.	596,279	16,302,268
U.S. Bancorp	2,648,982	37,906,933
Wells Fargo & Co.	2,002,114	24,225,579
Commercial Banks Total		78,434,780
Diversified Financial Services – 2.9%
JPMorgan Chase & Co.	2,157,910	49,308,244
Diversified Financial Services Total		49,308,244
Insurance – 5.8%
ACE Ltd.	651,476	23,785,389
Aon Corp.	947,100	36,217,104
Axis Capital Holdings Ltd.	397,800	8,902,764
Hartford Financial Services Group, Inc.	521,717	3,182,473

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Marsh & McLennan Companies, Inc.	1,151,500	20,646,395
Prudential Financial, Inc.	506,500	8,311,665
Insurance Total		101,045,790
Real Estate Investment Trusts (REITs) – 2.1%
Plum Creek Timber Co., Inc.	701,000	18,387,230
Rayonier, Inc.	672,400	17,885,840
Real Estate Investment Trusts (REITs) Total		36,273,070
Financials Total		328,152,556
Health Care – 11.9%
Biotechnology – 2.5%
Amgen, Inc. (a)	878,000	42,960,540
Biotechnology Total		42,960,540
Health Care Providers & Services – 2.8%
McKesson Corp.	493,700	20,251,574
Medco Health Solutions, Inc. (a)	715,400	29,030,932
Health Care Providers & Services Total		49,282,506
Life Sciences Tools & Services – 1.8%
Life Technologies Corp. (a)	314,300	9,161,845
Thermo Fisher Scientific, Inc. (a)	631,900	22,912,694
Life Sciences Tools & Services Total		32,074,539
Pharmaceuticals – 4.8%
Abbott Laboratories	455,400	21,558,636
Johnson & Johnson	787,600	39,380,000
Schering-Plough Corp.	1,256,900	21,857,491
Pharmaceuticals Total		82,796,127
Health Care Total		207,113,712
Industrials – 6.3%
Aerospace & Defense – 4.4%
Goodrich Corp.	408,200	13,527,748
L-3 Communications Holdings, Inc.	375,100	25,375,515
Northrop Grumman Corp.	351,000	13,113,360
United Technologies Corp.	585,380	23,901,065
Aerospace & Defense Total		75,917,688
Construction & Engineering – 1.2%
KBR, Inc.	1,733,800	21,845,880
Construction & Engineering Total		21,845,880
Machinery – 0.7%
Eaton Corp.	325,800	11,777,670
Machinery Total		11,777,670
Industrials Total		109,541,238

	Shares	Value ($)
Information Technology – 7.0%
Computers & Peripherals – 3.6%
EMC Corp. (a)	2,450,700	25,732,350
Hewlett-Packard Co.	604,580	17,550,957
International Business Machines Corp.	213,900	19,685,217
Computers & Peripherals Total		62,968,524
Semiconductors & Semiconductor Equipment – 1.8%
Intel Corp.	769,800	9,807,252
Intersil Corp., Class A	905,200	9,151,572
Marvell Technology Group Ltd. (a)	524,449	3,938,612
Texas Instruments, Inc.	586,800	8,420,580
Semiconductors & Semiconductor Equipment Total		31,318,016
Software – 1.6%
BMC Software, Inc. (a)	912,500	27,037,375
Software Total		27,037,375
Information Technology Total		121,323,915
Materials – 5.4%
Chemicals – 2.9%
E.I. Du Pont de Nemours & Co.	709,900	13,317,724
Monsanto Co.	254,000	19,372,580
Potash Corp. of Saskatchewan, Inc.	210,700	17,692,479
Chemicals Total		50,382,783
Metals & Mining – 2.2%
Allegheny Technologies, Inc.	111,300	2,189,271
Freeport-McMoRan Copper & Gold, Inc.	578,500	17,597,970
Nucor Corp.	562,700	18,934,855
Metals & Mining Total		38,722,096
Paper & Forest Products – 0.3%
Weyerhaeuser Co.	233,300	5,636,528
Paper & Forest Products Total		5,636,528
Materials Total		94,741,407
Telecommunication Services – 5.7%
Diversified Telecommunication Services – 5.7%
AT&T, Inc.	3,090,651	73,464,774
Verizon Communications, Inc.	932,102	26,592,870
Diversified Telecommunication Services Total		100,057,644
Telecommunication Services Total		100,057,644

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Utilities – 6.8%
Electric Utilities – 3.7%
Exelon Corp.	462,900	21,858,138
FPL Group, Inc.	603,100	27,338,523
Northeast Utilities	287,800	6,305,698
Southern Co.	281,400	8,529,234
Electric Utilities Total		64,031,593
Independent Power Producers & Energy Traders – 0.0%
Dynegy, Inc. (a)	10,642	13,835
Independent Power Producers & Energy Traders Total		13,835
Multi-Utilities – 3.1%
PG&E Corp.	764,743	29,228,477
Public Service Enterprise Group, Inc.	408,690	11,153,150
Wisconsin Energy Corp.	331,900	13,216,258
Multi-Utilities Total		53,597,885
Utilities Total		117,643,313
Total Common Stocks (cost of $2,258,518,710)		1,704,289,197
Convertible Preferred Stocks – 1.5%
Health Care – 0.7%
Pharmaceuticals – 0.7%
Schering-Plough Corp., 6.000%	74,400	12,648,000
Pharmaceuticals Total		12,648,000
Health Care Total		12,648,000
Materials – 0.8%
Metals & Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	240,600	12,968,340
Metals & Mining Total		12,968,340
Materials Total		12,968,340
Total Convertible Preferred Stocks (cost of $29,747,282)		25,616,340

Short-Term Obligation – 0.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by U.S. Government Agency Obligations with various maturities to 01/22/13, market value $9,831,569 (repurchase proceeds $9,634,169)	9,634,000	9,634,000
Total Short-Term Obligation (cost of $9,634,000)		9,634,000
Total Investments – 100.1% (cost of $2,297,899,992) (b)		1,739,539,537
Other Assets & Liabilities, Net – (0.1)%		(1,034,047)
Net Assets – 100.0%		1,738,505,490

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,316,797,302.

For the year ended February 28, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 29, 2008	–	$–
Options written	5,144	1,040,195
Options terminated in closing purchase transactions	(3,782)	(690,163)
Options exercised	–	–
Options expired	(1,362)	(350,032)
Options outstanding at February 28, 2009	–	$–

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	18.9
Energy	18.9
Health Care	12.6
Consumer Staples	10.2
Information Technology	7.0
Consumer Discretionary	6.9
Utilities	6.8
Industrials	6.3
Materials	6.2
Telecommunication Services	5.7
99.5
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Value Fund

February 28, 2009

Common Stocks – 96.8%
	Shares	Value ($)
Consumer Discretionary – 11.2%
Auto Components – 1.8%
BorgWarner, Inc.	1,482,000	25,564,500
Johnson Controls, Inc.	2,046,700	23,291,446
Auto Components Total		48,855,946
Distributors – 0.7%
Genuine Parts Co.	738,000	20,767,320
Distributors Total		20,767,320
Hotels, Restaurants & Leisure – 1.2%
Royal Caribbean Cruises Ltd.	2,368,000	14,208,000
Starwood Hotels & Resorts Worldwide, Inc.	1,529,700	17,729,223
Hotels, Restaurants & Leisure Total		31,937,223
Household Durables – 0.7%
Stanley Works	736,600	19,711,416
Household Durables Total		19,711,416
Leisure Equipment & Products – 1.3%
Hasbro, Inc.	1,577,800	36,115,842
Leisure Equipment & Products Total		36,115,842
Media – 0.9%
Regal Entertainment Group, Class A	2,460,200	25,192,448
Media Total		25,192,448
Specialty Retail – 3.5%
Bed Bath & Beyond, Inc. (a)	784,500	16,709,850
GameStop Corp., Class A (a)	775,200	20,868,384
Gap, Inc.	2,866,300	30,927,377
Ross Stores, Inc.	1,003,100	29,611,512
Specialty Retail Total		98,117,123
Textiles, Apparel & Luxury Goods – 1.1%
Polo Ralph Lauren Corp.	887,600	30,595,572
Textiles, Apparel & Luxury Goods Total		30,595,572
Consumer Discretionary Total		311,292,890
Consumer Staples – 10.5%
Beverages – 2.3%
Fomento Economico Mexicano SAB de CV, ADR	1,417,500	32,659,200
Pepsi Bottling Group, Inc.	1,634,900	30,245,650
Beverages Total		62,904,850
Food & Staples Retailing – 1.5%
BJ's Wholesale Club, Inc. (a)	750,800	22,433,904

	Shares	Value ($)
Kroger Co.	983,700	20,333,079
Food & Staples Retailing Total		42,766,983
Food Products – 4.2%
ConAgra Foods, Inc.	1,897,600	28,615,808
Dean Foods Co. (a)	1,852,700	37,887,715
Hershey Co.	728,100	24,529,689
JM Smucker Co.	566,400	21,024,768
Smithfield Foods, Inc. (a)	658,000	5,165,300
Food Products Total		117,223,280
Household Products – 1.0%
Clorox Co.	542,800	26,380,080
Household Products Total		26,380,080
Personal Products – 1.5%
Avon Products, Inc.	1,365,000	24,010,350
Estee Lauder Companies, Inc., Class A	822,600	18,631,890
Personal Products Total		42,642,240
Consumer Staples Total		291,917,433
Energy – 7.8%
Energy Equipment & Services – 2.0%
Complete Production Services, Inc. (a)	1,205,342	3,676,293
National-Oilwell Varco, Inc. (a)	887,416	23,720,630
Noble Corp.	1,174,700	28,885,873
Energy Equipment & Services Total		56,282,796
Oil, Gas & Consumable Fuels – 5.8%
Cabot Oil & Gas Corp.	1,175,100	23,936,787
El Paso Corp.	3,217,900	21,720,825
Forest Oil Corp. (a)	626,800	8,888,024
Hess Corp.	422,400	23,101,056
Newfield Exploration Co. (a)	1,172,800	22,670,224
Peabody Energy Corp.	876,000	20,734,920
Williams Companies, Inc.	3,624,200	40,953,460
Oil, Gas & Consumable Fuels Total		162,005,296
Energy Total		218,288,092
Financials – 25.4%
Capital Markets – 3.0%
Ameriprise Financial, Inc.	2,995,200	47,743,488
Greenhill & Co., Inc.	324,668	20,973,553
T. Rowe Price Group, Inc.	578,300	13,150,542
Capital Markets Total		81,867,583

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 9.4%
Bank of Hawaii Corp.	1,273,500	40,802,940
City National Corp.	956,600	30,687,728
Comerica, Inc.	2,537,700	38,090,877
Cullen/Frost Bankers, Inc.	1,176,950	50,655,928
KeyCorp	2,389,400	16,749,694
Marshall & Ilsley Corp.	1,420,398	6,505,423
SVB Financial Group (a)	962,500	15,736,875
TCF Financial Corp.	4,536,300	55,615,038
Zions Bancorporation	701,050	6,568,838
Commercial Banks Total		261,413,341
Insurance – 7.8%
ACE Ltd.	1,316,566	48,067,825
Aon Corp.	804,200	30,752,608
Marsh & McLennan Companies, Inc.	3,228,000	57,878,040
Platinum Underwriters Holdings Ltd.	1,120,400	31,416,016
Reinsurance Group of America, Inc.	1,825,600	49,656,320
Insurance Total		217,770,809
Real Estate Investment Trusts (REITs) – 5.2%
Alexandria Real Estate Equities, Inc.	727,900	29,086,884
Boston Properties, Inc.	501,500	18,600,635
Equity Residential Property Trust	842,100	14,820,960
Plum Creek Timber Co., Inc.	1,194,700	31,336,981
ProLogis	1,223,700	7,085,223
Rayonier, Inc.	1,648,400	43,847,440
Real Estate Investment Trusts (REITs) Total		144,778,123
Financials Total		705,829,856
Health Care – 6.8%
Health Care Equipment & Supplies – 4.4%
Beckman Coulter, Inc.	752,700	33,751,068
Cooper Companies, Inc.	775,100	17,044,449
Hospira, Inc. (a)	1,329,300	30,839,760
Teleflex, Inc.	812,600	38,598,500
Health Care Equipment & Supplies Total		120,233,777
Health Care Providers & Services – 2.3%
AmerisourceBergen Corp.	837,200	26,589,472
Community Health Systems, Inc. (a)	1,098,300	17,968,188
Universal Health Services, Inc., Class B	540,100	19,891,883
Health Care Providers & Services Total		64,449,543

	Shares	Value ($)
Life Sciences Tools & Services – 0.1%
Varian, Inc. (a)	147,272	3,332,765
Life Sciences Tools & Services Total		3,332,765
Health Care Total		188,016,085
Industrials – 7.8%
Aerospace & Defense – 2.4%
AerCap Holdings NV (a)	1,943,700	6,278,151
Alliant Techsystems, Inc. (a)	251,300	17,756,858
L-3 Communications Holdings, Inc.	384,200	25,991,130
Spirit Aerosystems Holdings, Inc., Class A (a)	1,617,823	16,048,804
Aerospace & Defense Total		66,074,943
Airlines – 0.3%
Delta Air Lines, Inc. (a)	1,810,300	9,105,809
Airlines Total		9,105,809
Construction & Engineering – 0.7%
Jacobs Engineering Group, Inc. (a)	554,400	18,705,456
Construction & Engineering Total		18,705,456
Electrical Equipment – 0.9%
Cooper Industries Ltd., Class A	1,184,300	24,976,887
Electrical Equipment Total		24,976,887
Industrial Conglomerates – 0.3%
Textron, Inc.	1,592,900	8,999,885
Industrial Conglomerates Total		8,999,885
Machinery – 2.0%
Harsco Corp.	455,200	9,404,432
Kennametal, Inc.	1,260,600	20,572,992
Parker Hannifin Corp.	757,000	25,261,090
Machinery Total		55,238,514
Marine – 0.6%
Alexander & Baldwin, Inc.	918,100	17,251,099
Marine Total		17,251,099
Road & Rail – 0.6%
Canadian Pacific Railway Ltd.	545,600	15,391,376
Road & Rail Total		15,391,376
Industrials Total		215,743,969
Information Technology – 6.6%
Computers & Peripherals – 1.6%
Diebold, Inc.	973,200	21,527,184
NCR Corp. (a)	3,120,100	24,711,192

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Seagate Technology, Inc., Escrow Shares (b)	105,800	1,058
Computers & Peripherals Total		46,239,434
Electronic Equipment, Instruments & Components – 2.1%
Agilent Technologies, Inc. (a)	904,800	12,549,576
Arrow Electronics, Inc. (a)	1,493,000	24,828,590
Mettler-Toledo International, Inc. (a)	387,600	20,662,956
Electronic Equipment, Instruments & Components Total		58,041,122
Internet Software & Services – 0.6%
VeriSign, Inc. (a)	886,600	17,137,978
Internet Software & Services Total		17,137,978
Semiconductors & Semiconductor Equipment – 0.6%
Intersil Corp., Class A	671,800	6,791,898
Marvell Technology Group Ltd. (a)	852,965	6,405,767
Verigy Ltd. (a)	529,769	3,660,704
Semiconductors & Semiconductor Equipment Total		16,858,369
Software – 1.7%
Activision Blizzard, Inc. (a)	726,766	7,289,463
Citrix Systems, Inc. (a)	783,000	16,114,140
Synopsys, Inc. (a)	1,257,600	23,429,088
Software Total		46,832,691
Information Technology Total		185,109,594
Materials – 6.7%
Chemicals – 2.8%
Air Products & Chemicals, Inc.	682,200	31,551,750
Albemarle Corp.	1,065,900	20,625,165
PPG Industries, Inc.	815,300	25,323,218
Chemicals Total		77,500,133
Containers & Packaging – 2.1%
Crown Holdings, Inc. (a)	1,387,600	29,250,608
Packaging Corp. of America	2,722,000	28,825,980
Containers & Packaging Total		58,076,588
Metals & Mining – 0.4%
Allegheny Technologies, Inc.	620,500	12,205,235
Metals & Mining Total		12,205,235
Paper & Forest Products – 1.4%
Weyerhaeuser Co.	1,656,600	40,023,456
Paper & Forest Products Total		40,023,456
Materials Total		187,805,412

	Shares	Value ($)
Utilities – 14.0%
Electric Utilities – 4.0%
American Electric Power Co., Inc.	733,000	20,560,650
Entergy Corp.	321,700	21,679,363
FPL Group, Inc.	857,600	38,875,008
Northeast Utilities	1,332,500	29,195,075
Electric Utilities Total		110,310,096
Gas Utilities – 1.0%
AGL Resources, Inc.	983,700	27,287,838
Gas Utilities Total		27,287,838
Multi-Utilities – 9.0%
PG&E Corp.	2,091,500	79,937,130
Public Service Enterprise Group, Inc.	1,009,100	27,538,339
Sempra Energy	1,299,300	54,011,901
Wisconsin Energy Corp.	1,114,400	44,375,408
Xcel Energy, Inc.	2,533,400	44,942,516
Multi-Utilities Total		250,805,294
Utilities Total		388,403,228
Total Common Stocks (cost of $4,317,323,480)		2,692,406,559
Convertible Preferred Stock – 0.7%
Materials – 0.7%
Metals & Mining – 0.7%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	368,800	19,878,320
Metals & Mining Total		19,878,320
Materials Total		19,878,320
Total Convertible Preferred Stock (cost of $15,229,945)		19,878,320
Convertible Bond – 0.3%
	Par ($)
Financials – 0.3%
Real Estate Investment Trusts (REITs) – 0.3%
Vornado Realty Trust
3.625% 11/15/26	10,743,000	8,554,114
Real Estate Investment Trusts (REITs) Total		8,554,114
Financials Total		8,554,114
Total Convertible Bond (cost of $8,525,010)		8,554,114

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 28, 2009

Short-Term Obligation – 2.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligations with various maturities to 06/24/11, market value $56,837,963 (repurchase proceeds $55,722,975)	55,722,000	55,722,000
Total Short-Term Obligation (cost of $55,722,000)		55,722,000
Total Investments – 99.8% (cost of $4,396,800,435) (c)		2,776,560,993
Other Assets & Liabilities, Net – 0.2%		5,251,985
Net Assets – 100.0%		2,781,812,978

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $4,415,113,016.

For the year ended February 28, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 29, 2008	–	$–
Options written	6,046	5,444,600
Options terminated in closing purchase transactions	–	–
Options exercised	–	–
Options expired	(6,046)	(5,444,600)
Options outstanding at February 28, 2009	–	$–

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.7
Utilities	14.0
Consumer Discretionary	11.2
Consumer Staples	10.5
Energy	7.8
Industrials	7.8
Materials	7.4
Health Care	6.8
Information Technology	6.6
97.8
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Value Fund II

February 28, 2009

Common Stocks – 96.0%
	Shares	Value ($)
Consumer Discretionary – 8.0%
Diversified Consumer Services – 0.6%
Stewart Enterprises, Inc., Class A	2,030,000	4,709,600
Diversified Consumer Services Total		4,709,600
Hotels, Restaurants & Leisure – 2.1%
Bally Technologies, Inc. (a)	350,000	6,510,000
Papa John's International, Inc. (a)	466,200	10,326,330
Hotels, Restaurants & Leisure Total		16,836,330
Household Durables – 1.8%
Helen of Troy Ltd. (a)	750,000	7,530,000
Tupperware Brands Corp.	528,163	7,489,351
Household Durables Total		15,019,351
Media – 0.9%
World Wrestling Entertainment, Inc.	778,000	7,546,600
Media Total		7,546,600
Specialty Retail – 1.5%
Brown Shoe Co., Inc.	850,000	3,034,500
HOT Topic, Inc. (a)	1,000,000	8,880,000
Pier 1 Imports, Inc. (a)	2,350,000	493,500
Specialty Retail Total		12,408,000
Textiles, Apparel & Luxury Goods – 1.1%
Warnaco Group, Inc. (a)	410,000	8,876,500
Textiles, Apparel & Luxury Goods Total		8,876,500
Consumer Discretionary Total		65,396,381
Consumer Staples – 6.9%
Food & Staples Retailing – 1.6%
Great Atlantic & Pacific Tea Co., Inc. (a)	1,250,000	5,087,500
Winn-Dixie Stores, Inc. (a)	780,000	7,542,600
Food & Staples Retailing Total		12,630,100
Food Products – 2.7%
American Italian Pasta Co., Class A (a)	211,000	6,475,590
Corn Products International, Inc.	290,000	5,849,300
Sanderson Farms, Inc.	290,000	10,013,700
Food Products Total		22,338,590
Personal Products – 1.4%
Inter Parfums, Inc.	780,000	4,258,800
Nu Skin Enterprises, Inc., Class A	710,000	6,674,000
Personal Products Total		10,932,800

	Shares	Value ($)
Tobacco – 1.2%
Universal Corp.	342,500	9,843,450
Tobacco Total		9,843,450
Consumer Staples Total		55,744,940
Energy – 3.7%
Energy Equipment & Services – 0.8%
Complete Production Services, Inc. (a)	509,515	1,554,021
Oil States International, Inc. (a)	400,000	5,328,000
Energy Equipment & Services Total		6,882,021
Oil, Gas & Consumable Fuels – 2.9%
EXCO Resources, Inc. (a)	830,000	7,561,300
General Maritime Corp.	704,085	6,477,582
Nordic American Tanker Shipping	270,000	6,893,100
Stone Energy Corp. (a)	189,000	748,440
Swift Energy Co. (a)	247,000	1,775,930
Oil, Gas & Consumable Fuels Total		23,456,352
Energy Total		30,338,373
Financials – 29.6%
Capital Markets – 2.3%
Apollo Investment Corp.	864,300	3,569,559
Knight Capital Group, Inc., Class A (a)	635,000	11,169,650
Stifel Financial Corp. (a)	127,000	4,183,380
Capital Markets Total		18,922,589
Commercial Banks – 9.5%
Bancorpsouth, Inc.	475,000	8,849,250
Community Bank System, Inc.	560,000	9,581,600
East West Bancorp, Inc.	510,000	3,626,100
First Horizon National Corp.	1,138,737	10,442,218
First Midwest Bancorp, Inc.	460,500	3,462,960
Fulton Financial Corp.	970,000	6,033,400
Independent Bank Corp.	425,900	6,243,694
Pacific Capital Bancorp	49,043	355,071
Prosperity Bancshares, Inc.	295,000	7,528,400
Susquehanna Bancshares, Inc.	475,000	4,165,750
TCF Financial Corp.	660,000	8,091,600
Texas Capital Bancshares, Inc. (a)	400,000	3,896,000
Umpqua Holdings Corp.	675,000	5,737,500
Commercial Banks Total		78,013,543
Insurance – 8.1%
Argo Group International Holdings Ltd. (a)	405,000	11,473,650

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Arthur J. Gallagher & Co.	505,000	8,014,350
Aspen Insurance Holdings Ltd.	461,000	10,045,190
Delphi Financial Group, Inc., Class A	90,958	985,985
First American Corp.	405,000	9,383,850
Max Capital Group Ltd.	330,600	5,454,900
National Financial Partners Corp.	1,500,000	3,735,000
NYMAGIC, Inc.	160,000	1,924,800
Platinum Underwriters Holdings Ltd.	400,000	11,216,000
Zenith National Insurance Corp.	165,000	3,628,350
Insurance Total		65,862,075
Real Estate Investment Trusts (REITs) – 7.5%
Alexandria Real Estate Equities, Inc.	206,000	8,231,760
Capstead Mortgage Corp.	775,145	7,766,953
Digital Realty Trust, Inc.	295,000	8,817,550
LaSalle Hotel Properties	845,000	4,495,400
LTC Properties, Inc.	450,000	7,677,000
Mid-America Apartment Communities, Inc.	275,000	7,108,750
OMEGA Healthcare Investors, Inc.	695,000	9,125,350
Tanger Factory Outlet Centers, Inc.	280,000	7,728,000
Real Estate Investment Trusts (REITs) Total		60,950,763
Thrifts & Mortgage Finance – 2.2%
Brookline Bancorp, Inc.	825,000	7,243,500
First Niagara Financial Group, Inc.	750,000	8,715,000
MGIC Investment Corp.	807,100	1,840,188
Thrifts & Mortgage Finance Total		17,798,688
Financials Total		241,547,658
Health Care – 10.0%
Health Care Equipment & Supplies – 4.1%
CONMED Corp. (a)	430,000	5,843,700
Cooper Companies, Inc.	240,000	5,277,600
Haemonetics Corp. (a)	146,100	7,798,818
Invacare Corp.	610,000	9,784,400
STERIS Corp.	205,000	4,727,300
Health Care Equipment & Supplies Total		33,431,818
Health Care Providers & Services – 5.1%
Centene Corp. (a)	550,000	9,339,000
Kindred Healthcare, Inc. (a)	465,435	6,697,610
Magellan Health Services, Inc. (a)	279,000	9,251,640

	Shares	Value ($)
Owens & Minor, Inc.	208,403	7,025,265
PharMerica Corp. (a)	551,031	9,246,300
Health Care Providers & Services Total		41,559,815
Life Sciences Tools & Services – 0.8%
Varian, Inc. (a)	300,000	6,789,000
Life Sciences Tools & Services Total		6,789,000
Health Care Total		81,780,633
Industrials – 16.2%
Aerospace & Defense – 2.6%
BE Aerospace, Inc. (a)	740,000	5,520,400
Esterline Technologies Corp. (a)	290,000	7,348,600
Triumph Group, Inc.	230,000	8,307,600
Aerospace & Defense Total		21,176,600
Airlines – 1.4%
AirTran Holdings, Inc. (a)	1,290,000	3,857,100
Delta Air Lines, Inc. (a)	880,000	4,426,400
UAL Corp. (a)	590,000	2,896,900
Airlines Total		11,180,400
Building Products – 0.4%
Insteel Industries, Inc.	500,000	3,150,000
Building Products Total		3,150,000
Commercial Services & Supplies – 4.2%
ABM Industries, Inc.	695,000	8,499,850
Bowne & Co., Inc.	414,920	655,574
Brink's Co.	241,000	5,752,670
Comfort Systems USA, Inc.	820,000	7,806,400
Cornell Companies, Inc. (a)	550,000	8,382,000
Deluxe Corp.	375,000	2,895,000
Commercial Services & Supplies Total		33,991,494
Construction & Engineering – 1.7%
EMCOR Group, Inc. (a)	488,000	7,520,080
Shaw Group, Inc. (a)	279,300	6,518,862
Construction & Engineering Total		14,038,942
Electrical Equipment – 1.4%
AZZ, Inc. (a)	380,000	7,691,200
C&D Technologies, Inc. (a)	1,245,000	1,518,900
JA Solar Holdings Co., Ltd., ADR (a)	1,250,000	2,537,500
Electrical Equipment Total		11,747,600
Machinery – 0.4%
AGCO Corp. (a)	215,000	3,685,100
Machinery Total		3,685,100

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Marine – 0.3%
Diana Shipping, Inc.	180,000	2,111,400
Marine Total		2,111,400
Professional Services – 2.0%
CBIZ, Inc. (a)	750,000	5,145,000
Watson Wyatt Worldwide, Inc., Class A	236,000	11,589,960
Professional Services Total		16,734,960
Road & Rail – 0.6%
Werner Enterprises, Inc.	345,000	4,698,900
Road & Rail Total		4,698,900
Trading Companies & Distributors – 1.2%
GATX Corp.	375,000	6,851,250
Houston Wire & Cable Co.	505,500	3,007,725
Trading Companies & Distributors Total		9,858,975
Industrials Total		132,374,371
Information Technology – 9.6%
Communications Equipment – 1.3%
Brocade Communications Systems, Inc. (a)	2,200,000	6,116,000
Ciena Corp. (a)	900,000	4,833,000
Communications Equipment Total		10,949,000
Electronic Equipment, Instruments & Components – 3.0%
Anixter International, Inc. (a)	110,000	3,235,100
MTS Systems Corp.	300,000	7,092,000
NAM TAI Electronics, Inc.	750,000	2,437,500
Rofin-Sinar Technologies, Inc. (a)	500,000	7,325,000
Rogers Corp. (a)	240,600	4,390,950
Electronic Equipment, Instruments & Components Total		24,480,550
Semiconductors & Semiconductor Equipment – 2.9%
FEI Co. (a)	510,000	7,298,100
IXYS Corp.	900,000	7,587,000
Skyworks Solutions, Inc. (a)	1,240,000	8,060,000
Ultra Clean Holdings (a)	800,000	936,000
Semiconductors & Semiconductor Equipment Total		23,881,100
Software – 2.4%
Ariba, Inc. (a)	976,000	8,540,000
Lawson Software, Inc. (a)	1,450,000	5,568,000
Mentor Graphics Corp. (a)	1,154,900	5,116,207
Software Total		19,224,207
Information Technology Total		78,534,857

	Shares	Value ($)
Materials – 6.9%
Chemicals – 2.1%
Olin Corp.	600,000	6,264,000
OM Group, Inc. (a)	295,000	4,572,500
Rockwood Holdings, Inc. (a)	1,000,000	5,890,000
Chemicals Total		16,726,500
Construction Materials – 0.8%
Eagle Materials, Inc.	350,000	6,674,500
Construction Materials Total		6,674,500
Containers & Packaging – 2.4%
Crown Holdings, Inc. (a)	500,000	10,540,000
Rock-Tenn Co., Class A	310,000	8,559,100
Containers & Packaging Total		19,099,100
Metals & Mining – 0.9%
Schnitzer Steel Industries, Inc., Class A	127,000	3,637,280
Steel Dynamics, Inc.	455,000	3,799,250
Metals & Mining Total		7,436,530
Paper & Forest Products – 0.7%
Schweitzer-Mauduit International, Inc.	388,454	5,904,501
Paper & Forest Products Total		5,904,501
Materials Total		55,841,131
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
Cincinnati Bell, Inc. (a)	3,800,000	6,308,000
Diversified Telecommunication Services Total		6,308,000
Telecommunication Services Total		6,308,000
Utilities – 4.3%
Electric Utilities – 1.4%
Westar Energy, Inc.	675,000	11,407,500
Electric Utilities Total		11,407,500
Gas Utilities – 2.9%
Atmos Energy Corp.	535,000	11,679,050
New Jersey Resources Corp.	345,000	12,099,150
Gas Utilities Total		23,778,200
Utilities Total		35,185,700
Total Common Stocks (cost of $1,280,978,871)		783,052,044

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 28, 2009

Short-Term Obligation – 4.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 01/22/13, market value $35,263,069 (repurchase proceeds $34,571,605)	34,571,000	34,571,000
Total Short-Term Obligation (cost of $34,571,000)		34,571,000
Total Investments – 100.2% (cost of $1,315,549,871) (b)		817,623,044
Other Assets & Liabilities, Net – (0.2)%		(1,503,916)
Net Assets – 100.0%		816,119,128

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,330,296,835.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.6
Industrials	16.2
Health Care	10.0
Information Technology	9.6
Consumer Discretionary	8.0
Consumer Staples	6.9
Materials	6.9
Utilities	4.3
Energy	3.7
Telecommunication Services	0.8
96.0
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Growth Fund

February 28, 2009

Common Stocks – 94.3%
	Shares	Value ($)
Consumer Discretionary – 18.2%
Hotels, Restaurants & Leisure – 13.4%
Las Vegas Sands Corp. (a)	5,951,909	13,570,353
McDonald's Corp.	5,436,895	284,077,764
Wynn Resorts Ltd. (a)	1,619,291	33,924,146
Yum! Brands, Inc.	3,501,212	92,011,851
Hotels, Restaurants & Leisure Total		423,584,114
Multiline Retail – 0.5%
Target Corp.	504,322	14,277,356
Multiline Retail Total		14,277,356
Specialty Retail – 2.0%
Lowe's Companies, Inc.	3,999,100	63,345,744
Specialty Retail Total		63,345,744
Textiles, Apparel & Luxury Goods – 2.3%
NIKE, Inc., Class B	1,741,257	72,314,403
Textiles, Apparel & Luxury Goods Total		72,314,403
Consumer Discretionary Total		573,521,617
Consumer Staples – 9.1%
Food & Staples Retailing – 9.1%
Costco Wholesale Corp.	1,674,161	70,883,977
CVS Caremark Corp.	4,104,114	105,639,894
Wal-Mart Stores, Inc.	2,229,948	109,802,639
Food & Staples Retailing Total		286,326,510
Consumer Staples Total		286,326,510
Energy – 5.0%
Energy Equipment & Services – 3.5%
Transocean Ltd. (a)	1,837,614	109,834,189
Energy Equipment & Services Total		109,834,189
Oil, Gas & Consumable Fuels – 1.5%
Petroleo Brasileiro SA, ADR	1,727,589	47,906,043
Oil, Gas & Consumable Fuels Total		47,906,043
Energy Total		157,740,232
Financials – 6.8%
Capital Markets – 2.7%
Goldman Sachs Group, Inc.	943,290	85,914,853
Capital Markets Total		85,914,853
Commercial Banks – 3.0%
Industrial & Commercial Bank of China, Class H	140,859,000	57,758,502

	Shares	Value ($)
U.S. Bancorp	2,441,267	34,934,531
Commercial Banks Total		92,693,033
Real Estate Management & Development – 1.1%
St. Joe Co. (a)	1,884,154	34,649,592
Real Estate Management & Development Total		34,649,592
Financials Total		213,257,478
Health Care – 12.8%
Biotechnology – 7.7%
Genentech, Inc. (a)	2,277,090	194,805,050
Genzyme Corp. (a)	160,916	9,804,612
Gilead Sciences, Inc. (a)	881,454	39,489,139
Biotechnology Total		244,098,801
Health Care Providers & Services – 1.2%
UnitedHealth Group, Inc.	1,852,153	36,394,806
Health Care Providers & Services Total		36,394,806
Pharmaceuticals – 3.9%
Abbott Laboratories	1,060,383	50,198,531
Johnson & Johnson	666,476	33,323,800
Schering-Plough Corp.	2,361,828	41,072,189
Pharmaceuticals Total		124,594,520
Health Care Total		405,088,127
Industrials – 13.4%
Aerospace & Defense – 7.5%
General Dynamics Corp.	2,318,635	101,602,586
Lockheed Martin Corp.	2,142,703	135,225,986
Aerospace & Defense Total		236,828,572
Machinery – 0.3%
Deere & Co.	352,133	9,680,136
Machinery Total		9,680,136
Road & Rail – 5.6%
Norfolk Southern Corp.	1,869,944	59,314,624
Union Pacific Corp.	3,071,407	115,239,190
Road & Rail Total		174,553,814
Industrials Total		421,062,522
Information Technology – 20.2%
Communications Equipment – 2.9%
QUALCOMM, Inc.	2,682,255	89,667,785
Communications Equipment Total		89,667,785

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 4.8%
Apple, Inc. (a)	1,228,999	109,761,901
International Business Machines Corp.	455,631	41,931,721
Computers & Peripherals Total		151,693,622
Internet Software & Services – 3.5%
Google, Inc., Class A (a)	329,973	111,527,574
Internet Software & Services Total		111,527,574
IT Services – 8.7%
MasterCard, Inc., Class A	863,005	136,380,680
Visa, Inc., Class A	2,449,474	138,909,671
IT Services Total		275,290,351
Software – 0.3%
Oracle Corp. (a)	580,260	9,017,240
Software Total		9,017,240
Information Technology Total		637,196,572
Materials – 8.8%
Chemicals – 8.8%
Air Products & Chemicals, Inc.	583,670	26,994,738
Monsanto Co.	1,768,642	134,894,325
Potash Corp. of Saskatchewan, Inc.	369,862	31,057,312
Praxair, Inc.	1,474,861	83,698,362
Chemicals Total		276,644,737
Materials Total		276,644,737
Total Common Stocks (cost of $3,437,693,155)		2,970,837,795
Preferred Stock – 0.3%
Financials – 0.3%
Commercial Banks – 0.3%
Wells Fargo & Co.	696,350	10,549,703
Commercial Banks Total		10,549,703
Financials Total		10,549,703
Total Preferred Stock (cost of $13,383,445)		10,549,703

Short-Term Obligation – 4.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation, maturing 02/05/14, market value $135,036,825 (repurchase proceeds $132,387,317)	132,385,000	132,385,000
Total Short-Term Obligation (cost of $132,385,000)		132,385,000
Total Investments – 98.8% (cost of $3,583,461,600) (b)		3,113,772,498
Other Assets & Liabilities, Net – 1.2%		37,820,562
Net Assets – 100.0%		3,151,593,060

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,643,279,347.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	20.2
Consumer Discretionary	18.2
Industrials	13.4
Health Care	12.8
Consumer Staples	9.1
Materials	8.8
Financials	7.1
Energy	5.0
94.6
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Core Fund

February 28, 2009

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 8.7%
Distributors – 0.4%
Genuine Parts Co.	130,010	3,658,481
Distributors Total		3,658,481
Hotels, Restaurants & Leisure – 1.8%
Burger King Holdings, Inc.	192,780	4,142,842
McDonald's Corp.	121,974	6,373,142
Starwood Hotels & Resorts Worldwide, Inc.	361,275	4,187,177
Hotels, Restaurants & Leisure Total		14,703,161
Media – 2.6%
Comcast Corp., Class A	676,330	8,832,870
DIRECTV Group, Inc. (a)	204,373	4,075,198
Time Warner, Inc.	1,062,820	8,109,316
Media Total		21,017,384
Multiline Retail – 0.4%
Dollar Tree, Inc. (a)	88,791	3,446,867
Multiline Retail Total		3,446,867
Specialty Retail – 3.0%
Gap, Inc.	393,230	4,242,952
Lowe's Companies, Inc.	365,186	5,784,546
Sherwin-Williams Co.	65,930	3,029,483
Staples, Inc.	309,166	4,931,198
TJX Companies, Inc.	281,060	6,259,206
Specialty Retail Total		24,247,385
Textiles, Apparel & Luxury Goods – 0.5%
Polo Ralph Lauren Corp.	112,528	3,878,840
Textiles, Apparel & Luxury Goods Total		3,878,840
Consumer Discretionary Total		70,952,118
Consumer Staples – 12.5%
Beverages – 2.4%
Diageo PLC, ADR	106,300	4,941,887
Hansen Natural Corp. (a)	62,710	2,086,989
Molson Coors Brewing Co., Class B	80,740	2,844,470
PepsiCo, Inc.	201,178	9,684,709
Beverages Total		19,558,055
Food & Staples Retailing – 2.7%
Kroger Co.	283,999	5,870,259
Wal-Mart Stores, Inc.	322,674	15,888,468
Food & Staples Retailing Total		21,758,727
Household Products – 3.4%
Colgate-Palmolive Co.	128,900	7,757,202
Kimberly-Clark Corp.	163,577	7,706,112

	Shares	Value ($)
Procter & Gamble Co.	262,241	12,632,149
Household Products Total		28,095,463
Personal Products – 1.6%
Avon Products, Inc.	416,648	7,328,839
Estée Lauder Companies, Inc., Class A	145,480	3,295,122
Mead Johnson Nutrition Co., Class A (a)	90,241	2,489,749
Personal Products Total		13,113,710
Tobacco – 2.4%
Altria Group, Inc.	229,965	3,550,660
Philip Morris International, Inc.	471,992	15,797,572
Tobacco Total		19,348,232
Consumer Staples Total		101,874,187
Energy – 13.7%
Energy Equipment & Services – 1.3%
Noble Corp.	250,983	6,171,672
Weatherford International Ltd. (a)	451,320	4,815,585
Energy Equipment & Services Total		10,987,257
Oil, Gas & Consumable Fuels – 12.4%
Apache Corp.	152,692	9,022,570
Chevron Corp.	423,517	25,711,717
Exxon Mobil Corp.	392,517	26,651,904
Hess Corp.	145,480	7,956,301
Marathon Oil Corp.	169,410	3,942,171
Occidental Petroleum Corp.	122,950	6,377,416
Peabody Energy Corp.	109,150	2,583,581
Total SA, ADR	130,760	6,171,872
Ultra Petroleum Corp. (a)	123,865	4,352,616
XTO Energy, Inc.	244,360	7,736,438
Oil, Gas & Consumable Fuels Total		100,506,586
Energy Total		111,493,843
Financials – 10.6%
Capital Markets – 3.8%
Goldman Sachs Group, Inc.	172,400	15,702,192
Morgan Stanley (b)	428,440	8,371,718
State Street Corp.	260,039	6,571,185
Capital Markets Total		30,645,095
Commercial Banks – 2.0%
PNC Financial Services Group, Inc.	282,009	7,710,126
U.S. Bancorp (b)	572,040	8,185,892
Commercial Banks Total		15,896,018

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 2.2%
JPMorgan Chase & Co.	797,170	18,215,335
Diversified Financial Services Total		18,215,335
Insurance – 2.6%
ACE Ltd.	115,781	4,227,164
Aon Corp.	112,454	4,300,241
Axis Capital Holdings Ltd.	102,246	2,288,265
MetLife, Inc.	257,463	4,752,767
Prudential Financial, Inc.	188,470	3,092,793
Reinsurance Group of America, Inc.	87,030	2,367,216
Insurance Total		21,028,446
Financials Total		85,784,894
Health Care – 16.0%
Biotechnology – 2.8%
Amgen, Inc. (a)	240,167	11,751,372
Genentech, Inc. (a)	27,411	2,345,011
Gilead Sciences, Inc. (a)	190,734	8,544,883
Biotechnology Total		22,641,266
Health Care Equipment & Supplies – 2.2%
Baxter International, Inc.	132,453	6,743,182
Medtronic, Inc.	241,660	7,150,720
Zimmer Holdings, Inc. (a)	113,966	3,991,089
Health Care Equipment & Supplies Total		17,884,991
Health Care Providers & Services – 3.2%
CIGNA Corp.	149,340	2,353,598
Express Scripts, Inc. (a)	165,441	8,321,682
Laboratory Corp. of America Holdings (a)	53,118	2,922,021
McKesson Corp.	96,240	3,947,765
Medco Health Solutions, Inc. (a)	113,010	4,585,946
Omnicare, Inc.	151,250	3,921,913
Health Care Providers & Services Total		26,052,925
Life Sciences Tools & Services – 1.0%
Covance, Inc. (a)	84,600	3,213,108
Thermo Fisher Scientific, Inc. (a)	138,090	5,007,143
Life Sciences Tools & Services Total		8,220,251
Pharmaceuticals – 6.8%
Abbott Laboratories	273,734	12,958,567
AstraZeneca PLC, ADR	147,220	4,650,680
Bristol-Myers Squibb Co.	492,641	9,069,521
Johnson & Johnson	154,754	7,737,700
Wyeth	506,050	20,656,961
Pharmaceuticals Total		55,073,429
Health Care Total		129,872,862

	Shares	Value ($)
Industrials – 10.0%
Aerospace & Defense – 3.9%
Honeywell International, Inc.	279,050	7,486,911
L-3 Communications Holdings, Inc.	55,966	3,786,100
Lockheed Martin Corp.	75,653	4,774,461
Northrop Grumman Corp.	110,228	4,118,118
Precision Castparts Corp.	54,635	3,028,418
United Technologies Corp.	202,183	8,255,132
Aerospace & Defense Total		31,449,140
Air Freight & Logistics – 0.9%
United Parcel Service, Inc., Class B	182,090	7,498,466
Air Freight & Logistics Total		7,498,466
Commercial Services & Supplies – 0.5%
Waste Management, Inc.	164,063	4,429,701
Commercial Services & Supplies Total		4,429,701
Electrical Equipment – 0.3%
Emerson Electric Co.	97,720	2,614,010
Electrical Equipment Total		2,614,010
Industrial Conglomerates – 1.3%
General Electric Co.	1,211,377	10,308,818
Industrial Conglomerates Total		10,308,818
Machinery – 0.7%
Parker Hannifin Corp.	167,908	5,603,090
Machinery Total		5,603,090
Professional Services – 0.6%
Dun & Bradstreet Corp.	61,810	4,572,086
Professional Services Total		4,572,086
Road & Rail – 1.3%
Union Pacific Corp.	283,996	10,655,530
Road & Rail Total		10,655,530
Trading Companies & Distributors – 0.5%
W.W. Grainger, Inc.	63,517	4,202,285
Trading Companies & Distributors Total		4,202,285
Industrials Total		81,333,126
Information Technology – 17.2%
Communications Equipment – 1.2%
Corning, Inc.	503,310	5,309,920
QUALCOMM, Inc.	131,364	4,391,499
Communications Equipment Total		9,701,419

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 6.1%
Apple, Inc. (a)	155,636	13,899,851
EMC Corp. (a)	770,161	8,086,690
Hewlett-Packard Co.	493,417	14,323,896
International Business Machines Corp.	109,872	10,111,520
NetApp, Inc. (a)	239,130	3,213,907
Computers & Peripherals Total		49,635,864
Electronic Equipment, Instruments &Components – 0.6%
Agilent Technologies, Inc. (a)	160,340	2,223,916
Dolby Laboratories, Inc., Class A (a)	81,677	2,291,040
Electronic Equipment & Instruments Total		4,514,956
Internet Software & Services – 0.8%
Google, Inc., Class A (a)	20,321	6,868,295
Internet Software & Services Total		6,868,295
IT Services – 0.5%
Affiliated Computer Services, Inc., Class A (a)	83,820	3,908,527
IT Services Total		3,908,527
Semiconductors & Semiconductor Equipment – 3.5%
Analog Devices, Inc.	286,168	5,334,172
Intel Corp.	903,671	11,512,769
Marvell Technology Group Ltd. (a)	547,320	4,110,373
Texas Instruments, Inc.	261,790	3,756,686
Xilinx, Inc.	232,290	4,106,887
Semiconductors & Semiconductor Equipment Total		28,820,887
Software – 4.5%
Activision Blizzard, Inc. (a)	551,844	5,534,995
Adobe Systems, Inc. (a)	210,820	3,520,694
Microsoft Corp.	1,359,569	21,957,039
Symantec Corp. (a)	380,180	5,257,890
Software Total		36,270,618
Information Technology Total		139,720,566
Materials – 2.7%
Chemicals – 2.1%
Monsanto Co.	103,597	7,901,343
Potash Corp. of Saskatchewan, Inc.	29,390	2,467,878
Praxair, Inc.	111,290	6,315,708
Chemicals Total		16,684,929
Containers & Packaging – 0.1%
Packaging Corp. of America	116,580	1,234,582
Containers & Packaging Total		1,234,582

	Shares	Value ($)
Metals & Mining – 0.5%
Rio Tinto PLC, ADR	29,990	3,058,980
United States Steel Corp.	67,250	1,322,808
Metals & Mining Total		4,381,788
Materials Total		22,301,299
Telecommunication Services – 3.7%
Diversified Telecommunication Services – 3.2%
AT&T, Inc.	796,472	18,932,140
Verizon Communications, Inc.	231,008	6,590,658
Diversified Telecommunication Services Total		25,522,798
Wireless Telecommunication Services – 0.5%
Rogers Communications, Inc., Class B	178,162	4,179,680
Wireless Telecommunication Services Total		4,179,680
Telecommunication Services Total		29,702,478
Utilities – 4.3%
Electric Utilities – 2.6%
Exelon Corp.	195,600	9,236,232
FirstEnergy Corp.	128,239	5,457,852
FPL Group, Inc.	139,016	6,301,595
Electric Utilities Total		20,995,679
Multi-Utilities – 1.7%
PG&E Corp.	208,260	7,959,697
Public Service Enterprise Group, Inc.	215,870	5,891,093
Multi-Utilities Total		13,850,790
Utilities Total		34,846,469
Total Common Stocks (cost of $970,551,566)		807,881,842

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 28, 2009

Short-Term Obligation – 0.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 09/18/17, market value $1,662,000 (repurchase proceeds $1,626,028)	1,626,000	1,626,000
Total Short-Term Obligation (cost of $1,626,000)		1,626,000
Total Investments – 99.6% (cost of $972,177,566) (c)		809,507,842
Other Assets & Liabilities, Net – 0.4%		3,369,530
Net Assets – 100.0%		812,877,372

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of these securities are pledged as collateral for open written option contracts.

(c)  Cost for federal income tax purposes is $995,014,731.

At February 28, 2009, the Fund had the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Morgan Stanley	$26.0	760	03/21/09	$56,240	$22,800
U.S. Bancorp	17.5	860	03/21/09	37,839	34,400
Total written call options (proceeds $94,079)					$57,200

For the year ended February, 28, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 29, 2008	1,000	$68,328
Options written	27,105	1,788,620
Options terminated in closing purchase transactions	(710)	(51,370)
Options exercised	(1,570)	(109,767)
Options expired	(24,205)	(1,601,732)
Options outstanding at February 28, 2009	1,620	$94,079

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	17.2
Health Care	16.0
Energy	13.7
Consumer Staples	12.5
Financials	10.6
Industrials	10.0
Consumer Discretionary	8.7
Utilities	4.3
Telecommunication Services	3.7
Materials	2.7
99.4
Short-Term Obligation	0.2
Other Assets & Liabilities, Net	0.4
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Focused Equities Fund

February 28, 2009

Common Stocks – 98.5%
	Shares	Value ($)
Consumer Discretionary – 15.5%
Hotels, Restaurants & Leisure – 12.2%
Las Vegas Sands Corp. (a)	4,736,599	10,799,446
McDonald's Corp.	5,057,378	264,248,001
Wynn Resorts Ltd. (a)	1,543,014	32,326,143
Hotels, Restaurants & Leisure Total		307,373,590
Multiline Retail – 0.5%
Target Corp.	400,675	11,343,109
Multiline Retail Total		11,343,109
Specialty Retail – 2.8%
Lowe's Companies, Inc.	4,458,624	70,624,604
Specialty Retail Total		70,624,604
Consumer Discretionary Total		389,341,303
Consumer Staples – 9.1%
Food & Staples Retailing – 9.1%
CVS Caremark Corp.	3,974,581	102,305,715
Wal-Mart Stores, Inc.	2,586,856	127,376,789
Food & Staples Retailing Total		229,682,504
Consumer Staples Total		229,682,504
Energy – 5.3%
Energy Equipment & Services – 4.2%
Transocean Ltd. (a)	1,748,395	104,501,569
Energy Equipment & Services Total		104,501,569
Oil, Gas & Consumable Fuels – 1.1%
Petroleo Brasileiro SA, ADR	1,016,223	28,179,864
Oil, Gas & Consumable Fuels Total		28,179,864
Energy Total		132,681,433
Financials – 8.2%
Capital Markets – 4.8%
Goldman Sachs Group, Inc.	1,319,804	120,207,749
Capital Markets Total		120,207,749
Commercial Banks – 3.4%
Industrial & Commercial Bank of China, Class H	112,096,400	45,964,547
U.S. Bancorp	2,725,724	39,005,110
Commercial Banks Total		84,969,657
Financials Total		205,177,406

	Shares	Value ($)
Health Care – 15.0%
Biotechnology – 10.9%
Genentech, Inc. (a)	2,365,432	202,362,707
Gilead Sciences, Inc. (a)	1,613,860	72,300,928
Biotechnology Total		274,663,635
Pharmaceuticals – 4.1%
Abbott Laboratories	838,630	39,700,744
Johnson & Johnson	652,053	32,602,650
Schering-Plough Corp.	1,752,845	30,481,975
Pharmaceuticals Total		102,785,369
Health Care Total		377,449,004
Industrials – 14.4%
Aerospace & Defense – 7.4%
General Dynamics Corp.	1,817,455	79,640,878
Lockheed Martin Corp.	1,694,607	106,946,648
Aerospace & Defense Total		186,587,526
Road & Rail – 7.0%
Norfolk Southern Corp.	1,270,589	40,303,083
Union Pacific Corp.	3,604,599	135,244,555
Road & Rail Total		175,547,638
Industrials Total		362,135,164
Information Technology – 24.0%
Communications Equipment – 3.1%
QUALCOMM, Inc.	2,349,303	78,537,199
Communications Equipment Total		78,537,199
Computers & Peripherals – 4.7%
Apple, Inc. (a)	941,093	84,049,016
International Business Machines Corp.	373,594	34,381,856
Computers & Peripherals Total		118,430,872
Internet Software & Services – 4.0%
Google, Inc., Class A (a)	295,382	99,836,162
Internet Software & Services Total		99,836,162
IT Services – 11.9%
MasterCard, Inc., Class A	769,528	121,608,510
Visa, Inc., Class A	3,105,125	176,091,638
IT Services Total		297,700,148
Software – 0.3%
Oracle Corp. (a)	460,529	7,156,621
Software Total		7,156,621
Information Technology Total		601,661,002

See Accompanying Notes to Financial Statements.

Columbia Marsico Focused Equities Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Materials – 7.0%
Chemicals – 7.0%
Monsanto Co.	1,549,010	118,142,993
Potash Corp. of Saskatchewan, Inc.	674,152	56,608,543
Chemicals Total		174,751,536
Materials Total		174,751,536
Total Common Stocks (cost of $2,763,966,950)		2,472,879,352
Short-Term Obligation – 2.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by U.S. Government Agency Obligations with various maturities to 11/21/12, market value $68,466,844 (repurchase proceeds $67,124,175)	67,123,000	67,123,000
Total Short-Term Obligation (cost of $67,123,000)		67,123,000
Total Investments – 101.2% (cost of $2,831,089,950) (b)		2,540,002,352
Other Assets & Liabilities, Net – (1.2)%		(29,927,923)
Net Assets – 100.0%		2,510,074,429

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,897,075,564.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	24.0
Consumer Discretionary	15.5
Health Care	15.0
Industrials	14.4
Consumer Staples	9.1
Financials	8.2
Materials	7.0
Energy	5.3
98.5
Short-Term Obligation	2.7
Other Assets & Liabilities, Net	(1.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico 21st Century Fund

February 28, 2009

Common Stocks – 92.5%
	Shares	Value ($)
Consumer Discretionary – 9.6%
Hotels, Restaurants & Leisure – 3.0%
Las Vegas Sands Corp. (a)	4,785,149	10,910,140
Vail Resorts, Inc. (a)(b)	3,091,100	58,359,968
Wynn Resorts Ltd. (a)	1,843,563	38,622,645
Hotels, Restaurants & Leisure Total		107,892,753
Internet & Catalog Retail – 2.0%
Amazon.com, Inc. (a)	895,977	58,050,350
Blue Nile, Inc. (a)	511,629	12,212,584
Internet & Catalog Retail Total		70,262,934
Multiline Retail – 0.7%
Saks, Inc. (a)(b)	10,442,103	25,374,310
Multiline Retail Total		25,374,310
Specialty Retail – 3.9%
Home Depot, Inc.	5,893,266	123,110,327
J Crew Group, Inc. (a)	1,542,911	17,373,178
Specialty Retail Total		140,483,505
Consumer Discretionary Total		344,013,502
Consumer Staples – 11.1%
Beverages – 4.8%
Anheuser-Busch InBev NV	1,724,279	47,653,816
Heineken Holding NV	5,392,883	125,558,344
Beverages Total		173,212,160
Food & Staples Retailing – 6.3%
Costco Wholesale Corp.	5,387,054	228,087,866
Food & Staples Retailing Total		228,087,866
Consumer Staples Total		401,300,026
Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Petroleo Brasileiro SA, ADR	3,560,459	98,731,528
Oil, Gas & Consumable Fuels Total		98,731,528
Energy Total		98,731,528
Financials – 13.1%
Capital Markets – 4.1%
Charles Schwab Corp.	7,076,937	89,947,869
Jefferies Group, Inc.	5,838,747	57,745,208
Capital Markets Total		147,693,077
Commercial Banks – 3.6%
City National Corp.	1,663,130	53,353,210

	Shares	Value ($)
U.S. Bancorp	2,212,611	31,662,464
Wells Fargo & Co.	3,828,673	46,326,943
Commercial Banks Total		131,342,617
Diversified Financial Services – 3.0%
JPMorgan Chase & Co.	4,736,601	108,231,333
Diversified Financial Services Total		108,231,333
Thrifts & Mortgage Finance – 2.4%
People's United Financial, Inc.	4,902,806	85,357,853
Thrifts & Mortgage Finance Total		85,357,853
Financials Total		472,624,880
Health Care – 11.0%
Biotechnology – 8.6%
Celgene Corp. (a)	1,238,946	55,418,055
Genzyme Corp. (a)	1,458,553	88,869,634
Gilead Sciences, Inc. (a)	3,738,523	167,485,830
Biotechnology Total		311,773,519
Health Care Technology – 0.8%
athenahealth, Inc. (a)	1,092,421	27,834,887
Health Care Technology Total		27,834,887
Pharmaceuticals – 1.6%
Perrigo Co.	1,027,055	20,633,535
Roche Holding AG, Genusschein Shares	323,325	36,758,751
Pharmaceuticals Total		57,392,286
Health Care Total		397,000,692
Industrials – 15.2%
Aerospace & Defense – 3.3%
Raytheon Co.	3,018,551	120,651,483
Aerospace & Defense Total		120,651,483
Construction & Engineering – 2.1%
AECOM Technology Corp. (a)	3,055,872	74,960,540
Construction & Engineering Total		74,960,540
Electrical Equipment – 5.2%
Energy Conversion Devices, Inc. (a)	1,606,338	35,226,993
Vestas Wind Systems A/S (a)	3,427,856	151,072,396
Electrical Equipment Total		186,299,389
Professional Services – 0.5%
Duff & Phelps Corp., Class A (a)	1,226,303	16,972,034
Professional Services Total		16,972,034

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Road & Rail – 4.1%
Canadian National Railway Co.	4,533,892	146,626,067
Road & Rail Total		146,626,067
Industrials Total		545,509,513
Information Technology – 21.6%
Communications Equipment – 2.3%
QUALCOMM, Inc.	2,493,466	83,356,568
Communications Equipment Total		83,356,568
Computers & Peripherals – 2.2%
Apple, Inc. (a)	872,804	77,950,125
Computers & Peripherals Total		77,950,125
Internet Software & Services – 3.1%
Google, Inc., Class A (a)	332,227	112,289,404
Internet Software & Services Total		112,289,404
IT Services – 11.1%
MasterCard, Inc., Class A	1,807,718	285,673,676
Visa, Inc., Class A	1,982,802	112,444,701
IT Services Total		398,118,377
Software – 2.9%
Citrix Systems, Inc. (a)	5,072,649	104,395,117
Software Total		104,395,117
Information Technology Total		776,109,591
Materials – 5.7%
Chemicals – 5.1%
Monsanto Co.	2,419,041	184,500,257
Chemicals Total		184,500,257
Construction Materials – 0.6%
Martin Marietta Materials, Inc.	266,374	20,393,593
Construction Materials Total		20,393,593
Materials Total		204,893,850

	Shares	Value ($)
Telecommunication Services – 2.5%
Wireless Telecommunication Services – 2.5%
American Tower Corp., Class A (a)	730,309	21,266,598
Crown Castle International Corp. (a)	3,917,041	68,704,899
Wireless Telecommunication Services Total		89,971,497
Telecommunication Services Total		89,971,497
Total Common Stocks (cost of $4,398,729,731)		3,330,155,079
Short-Term Obligation – 11.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by U.S. Government Agency Obligations with various maturities to 09/18/17, market value $426,133,738 (repurchase proceeds $417,785,311)	417,778,000	417,778,000
Total Short-Term Obligation (cost of $417,778,000)		417,778,000
Total Investments – 104.1% (cost of $4,816,507,731) (c)		3,747,933,079
Other Assets & Liabilities, Net – (4.1)%		(149,256,108)
Net Assets – 100.0%		3,598,676,971

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended February 28, 2009, are as follows:

Security name: BorgWarner, Inc.
Shares as of 2/29/08:	4,295,220
Shares purchased:	840,619
Shares sold:	(5,135,839)
Shares as of 2/28/09:	–
Net realized loss:	$(6,373,849)
Dividend income earned:	$564,942
Value at end of period:	$–

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

February 28, 2009

Security name: Saks, Inc.
Shares as of 2/29/08:	12,465,379
Shares purchased:	4,188,344
Shares sold:	(6,211,620)
Shares as of 2/28/09:	10,442,103
Net realized loss:	$(87,706,532)
Dividend income earned:	$–
Value at end of period:	$25,374,310
Security name: St. Joe Co.
Shares as of 2/29/08:	5,561,507
Shares purchased:	–
Shares sold:	(5,561,507)
Shares as of 2/28/09:	–
Net realized loss:	$(77,496,957)
Dividend income earned:	$–
Value at end of period:	$–
Security name: Vail Resorts, Inc.
Shares as of 2/29/08:	2,953,317
Shares purchased:	241,896
Shares sold:	(104,113)
Shares as of 2/28/09:	3,091,100
Net realized loss:	$(4,304,677)
Dividend income earned:	$–
Value at end of period:	$58,359,968

(c)  Cost for federal income tax purposes is $5,414,824,402.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.6
Industrials	15.2
Financials	13.1
Consumer Staples	11.1
Health Care	11.0
Consumer Discretionary	9.6
Materials	5.7
Energy	2.7
Telecommunication Services	2.5
92.5
Short-Term Obligation	11.6
Other Assets & Liabilities, Net	(4.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund II

February 28, 2009

Common Stocks – 97.9%
	Shares	Value ($)
Consumer Discretionary – 13.0%
Diversified Consumer Services – 3.8%
Brink's Home Security Holdings, Inc. (a)	83,580	1,752,673
Capella Education Co. (a)	64,737	3,590,314
Corinthian Colleges, Inc. (a)	76,520	1,507,444
Jackson Hewitt Tax Service, Inc.	296,980	2,221,410
Diversified Consumer Services Total		9,071,841
Hotels, Restaurants & Leisure – 2.3%
Bally Technologies, Inc. (a)	137,920	2,565,312
Panera Bread Co., Class A (a)	40,680	1,791,547
Red Robin Gourmet Burgers, Inc. (a)	87,970	1,250,054
Hotels, Restaurants & Leisure Total		5,606,913
Internet & Catalog Retail – 0.9%
Netflix, Inc. (a)	61,820	2,234,175
Internet & Catalog Retail Total		2,234,175
Media – 1.9%
Arbitron, Inc.	111,420	1,441,775
Marvel Entertainment, Inc. (a)	66,720	1,725,379
VisionChina Media, Inc., ADR (a)	217,970	1,320,898
Media Total		4,488,052
Specialty Retail – 2.4%
Aeropostale, Inc. (a)	57,880	1,342,237
Chico's FAS, Inc. (a)	403,490	1,827,810
Citi Trends, Inc. (a)	115,760	1,412,272
Tractor Supply Co. (a)	33,050	1,032,482
Specialty Retail Total		5,614,801
Textiles, Apparel & Luxury Goods – 1.7%
Fossil, Inc. (a)	100,940	1,273,863
Phillips-Van Heusen Corp.	98,000	1,623,860
Volcom, Inc. (a)	146,200	1,163,752
Textiles, Apparel & Luxury Goods Total		4,061,475
Consumer Discretionary Total		31,077,257
Consumer Staples – 3.1%
Food & Staples Retailing – 0.4%
Casey's General Stores, Inc.	49,790	991,319
Food & Staples Retailing Total		991,319
Food Products – 1.9%
Flowers Foods, Inc.	86,600	1,932,046
Sanderson Farms, Inc.	37,067	1,279,923
TreeHouse Foods, Inc. (a)	47,240	1,260,836
Food Products Total		4,472,805

	Shares	Value ($)
Personal Products – 0.8%
Chattem, Inc. (a)	30,799	1,953,581
Personal Products Total		1,953,581
Consumer Staples Total		7,417,705
Energy – 5.9%
Energy Equipment & Services – 1.7%
IHS, Inc., Class A (a)	57,524	2,342,952
Pioneer Drilling Co. (a)	210,030	806,515
T-3 Energy Services, Inc. (a)	89,770	988,368
Energy Equipment & Services Total		4,137,835
Oil, Gas & Consumable Fuels – 4.2%
Arena Resources, Inc. (a)	97,510	2,088,664
Comstock Resources, Inc. (a)	83,220	2,532,385
Concho Resources, Inc. (a)	136,060	2,714,397
Encore Acquisition Co. (a)	50,440	1,012,835
Penn Virginia Corp.	59,700	826,845
Whiting Petroleum Corp. (a)	36,500	850,450
Oil, Gas & Consumable Fuels Total		10,025,576
Energy Total		14,163,411
Financials – 5.0%
Capital Markets – 1.6%
Greenhill & Co., Inc.	20,560	1,328,176
Stifel Financial Corp. (a)	37,804	1,245,264
Waddell & Reed Financial, Inc., Class A	91,360	1,290,003
Capital Markets Total		3,863,443
Commercial Banks – 0.5%
Pinnacle Financial Partners, Inc. (a)	67,271	1,334,657
Commercial Banks Total		1,334,657
Consumer Finance – 0.6%
World Acceptance Corp. (a)	94,530	1,385,810
Consumer Finance Total		1,385,810
Diversified Financial Services – 0.7%
Portfolio Recovery Associates, Inc. (a)	70,221	1,584,186
Diversified Financial Services Total		1,584,186
Insurance – 0.2%
Platinum Underwriters Holdings Ltd.	18,950	531,358
Insurance Total		531,358

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.4%
BioMed Realty Trust, Inc.	121,080	1,032,812
Home Properties, Inc.	43,672	1,159,055
National Retail Properties, Inc.	79,360	1,140,403
Real Estate Investment Trusts (REITs) Total		3,332,270
Financials Total		12,031,724
Health Care – 25.5%
Biotechnology – 9.3%
Alexion Pharmaceuticals, Inc. (a)	83,230	2,846,466
Array Biopharma, Inc. (a)	264,044	823,817
BioMarin Pharmaceutical, Inc. (a)	147,771	1,773,252
Isis Pharmaceuticals, Inc. (a)	64,580	830,499
Martek Biosciences Corp.	24,740	463,380
Myriad Genetics, Inc. (a)	35,450	2,795,233
Onyx Pharmaceuticals, Inc. (a)	110,683	3,319,383
OSI Pharmaceuticals, Inc. (a)	73,490	2,506,009
Regeneron Pharmaceuticals, Inc. (a)	147,644	2,103,927
Rigel Pharmaceuticals, Inc. (a)	122,050	639,542
Seattle Genetics, Inc. (a)	245,613	1,972,272
United Therapeutics Corp. (a)	34,597	2,321,805
Biotechnology Total		22,395,585
Health Care Equipment & Supplies – 7.9%
China Medical Technologies, Inc., ADR	80,460	1,048,394
Haemonetics Corp. (a)	36,960	1,972,925
Immucor, Inc. (a)	84,359	1,893,016
Masimo Corp. (a)	68,126	1,702,469
Meridian Bioscience, Inc.	175,950	3,529,557
NuVasive, Inc. (a)	63,510	1,800,508
Quidel Corp. (a)	85,357	942,341
STERIS Corp.	56,620	1,305,657
Thoratec Corp. (a)	51,630	1,179,229
Wright Medical Group, Inc. (a)	237,585	3,471,117
Health Care Equipment & Supplies Total		18,845,213
Health Care Providers & Services – 4.9%
Alliance Imaging, Inc. (a)	322,341	2,643,196
Amedisys, Inc. (a)	24,410	798,451
inVentiv Health, Inc. (a)	170,950	1,736,852
MWI Veterinary Supply, Inc. (a)	60,621	1,528,862
Owens & Minor, Inc.	74,870	2,523,868
Psychiatric Solutions, Inc. (a)	147,633	2,500,903
Health Care Providers & Services Total		11,732,132
Life Sciences Tools & Services – 2.6%
Albany Molecular Research, Inc. (a)	107,590	932,805

	Shares	Value ($)
Bio-Rad Laboratories, Inc., Class A (a)	32,893	1,832,140
Dionex Corp. (a)	34,770	1,626,889
ICON PLC, ADR (a)	56,490	1,159,175
Sequenom, Inc. (a)	53,770	786,655
Life Sciences Tools & Services Total		6,337,664
Pharmaceuticals – 0.8%
Eurand NV (a)	203,663	1,934,798
Pharmaceuticals Total		1,934,798
Health Care Total		61,245,392
Industrials – 17.0%
Aerospace & Defense – 2.3%
HEICO Corp.	54,390	1,326,028
Stanley, Inc. (a)	73,373	2,275,297
Teledyne Technologies, Inc. (a)	81,033	1,856,466
Aerospace & Defense Total		5,457,791
Air Freight & Logistics – 1.0%
HUB Group, Inc., Class A (a)	131,441	2,360,680
Air Freight & Logistics Total		2,360,680
Commercial Services & Supplies – 4.7%
Brink's Co.	95,940	2,290,088
Clean Harbors, Inc. (a)	12,070	586,360
Geo Group, Inc. (a)	176,940	2,091,431
Mobile Mini, Inc. (a)	221,940	2,163,915
Waste Connections, Inc. (a)	167,450	3,992,008
Commercial Services & Supplies Total		11,123,802
Construction & Engineering – 1.4%
EMCOR Group, Inc. (a)	127,740	1,968,474
Granite Construction, Inc.	36,080	1,283,726
Construction & Engineering Total		3,252,200
Electrical Equipment – 3.0%
AZZ, Inc. (a)	47,470	960,793
Energy Conversion Devices, Inc. (a)	42,210	925,665
II-VI, Inc. (a)	106,237	1,908,017
Polypore International, Inc. (a)	116,577	565,398
Regal-Beloit Corp.	66,820	1,916,398
Woodward Governor Co.	54,400	936,768
Electrical Equipment Total		7,213,039
Machinery – 1.8%
Badger Meter, Inc.	45,380	1,139,038
Nordson Corp.	29,156	725,984
Wabtec Corp.	92,648	2,479,261
Machinery Total		4,344,283

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Marine – 0.3%
Genco Shipping & Trading Ltd.	62,797	770,519
Marine Total		770,519
Professional Services – 1.3%
Exponent, Inc. (a)	57,570	1,293,598
Huron Consulting Group, Inc. (a)	45,030	1,858,388
Professional Services Total		3,151,986
Road & Rail – 0.5%
Old Dominion Freight Line, Inc. (a)	57,070	1,243,555
Road & Rail Total		1,243,555
Trading Companies & Distributors – 0.7%
Beacon Roofing Supply, Inc. (a)	158,000	1,733,260
Trading Companies & Distributors Total		1,733,260
Industrials Total		40,651,115
Information Technology – 23.5%
Communications Equipment – 3.7%
Arris Group, Inc. (a)	272,173	1,665,699
Comtech Telecommunications Corp. (a)	46,490	1,756,857
Digi International, Inc. (a)	119,797	857,746
Polycom, Inc. (a)	220,730	2,935,709
Riverbed Technology, Inc. (a)	160,330	1,678,655
Communications Equipment Total		8,894,666
Electronic Equipment, Instruments & Components – 1.1%
Brightpoint, Inc. (a)	539,390	2,114,409
Daktronics, Inc.	69,580	477,319
Electronic Equipment, Instruments & Components Total		2,591,728
Internet Software & Services – 5.0%
comScore, Inc. (a)	155,150	1,399,453
Digital River, Inc. (a)	75,890	1,815,289
Equinix, Inc. (a)	69,902	3,244,152
Sohu.com, Inc. (a)	42,910	2,119,754
Switch & Data Facilities Co., Inc. (a)	263,770	1,622,185
Websense, Inc. (a)	154,260	1,721,542
Internet Software & Services Total		11,922,375
IT Services – 2.6%
CACI International, Inc., Class A (a)	71,171	3,043,984
Mantech International Corp., Class A (a)	18,160	947,407
TeleTech Holdings, Inc. (a)	251,947	2,181,861
IT Services Total		6,173,252

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.8%
Cabot Microelectronics Corp. (a)	62,910	1,294,688
Cavium Networks, Inc. (a)	130,600	1,242,006
Hittite Microwave Corp. (a)	58,200	1,605,156
Microsemi Corp. (a)	167,300	1,691,403
MKS Instruments, Inc. (a)	76,550	963,765
Monolithic Power Systems, Inc. (a)	192,350	2,490,932
Skyworks Solutions, Inc. (a)	365,430	2,375,295
Semiconductors & Semiconductor Equipment Total		11,663,245
Software – 6.3%
ANSYS, Inc. (a)	82,490	1,663,823
Concur Technologies, Inc. (a)	66,770	1,401,502
EPIQ Systems, Inc. (a)	73,935	1,247,284
Informatica Corp. (a)	145,398	1,875,634
Micros Systems, Inc. (a)	125,400	2,016,432
Net 1 UEPS Technologies, Inc. (a)	159,215	2,303,841
Sybase, Inc. (a)	98,785	2,684,976
Wind River Systems, Inc. (a)	243,110	1,835,481
Software Total		15,028,973
Information Technology Total		56,274,239
Materials – 2.5%
Chemicals – 1.3%
Koppers Holdings, Inc.	86,266	1,152,514
NewMarket Corp.	35,930	1,242,100
Solutia, Inc. (a)	178,830	670,612
Chemicals Total		3,065,226
Construction Materials – 0.1%
Texas Industries, Inc.	20,370	327,957
Construction Materials Total		327,957
Containers & Packaging – 0.8%
Greif, Inc., Class A	60,240	1,852,380
Containers & Packaging Total		1,852,380
Metals & Mining – 0.3%
Compass Minerals International, Inc.	13,810	721,158
Metals & Mining Total		721,158
Materials Total		5,966,721
Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.4%
tw telecom, Inc. (a)	114,920	923,957
Diversified Telecommunication Services Total		923,957

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Wireless Telecommunication Services – 1.2%
Syniverse Holdings, Inc. (a)	190,846	2,887,500
Wireless Telecommunication Services Total		2,887,500
Telecommunication Services Total		3,811,457
Utilities – 0.8%
Electric Utilities – 0.8%
ITC Holdings Corp.	52,050	1,922,206
Electric Utilities Total		1,922,206
Utilities Total		1,922,206
Total Common Stocks (cost of $338,464,183)		234,561,227
Short-Term Obligation – 1.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.190%, collateralized by a U.S. Treasury Obligation maturing 05/15/16, market value $3,194,912 (repurchase proceeds $3,128,050)	3,128,000	3,128,000
Total Short-Term Obligation (cost of $3,128,000)		3,128,000
Total Investments – 99.2% (cost of $341,592,183) (b)		237,689,227
Other Assets & Liabilities, Net – 0.8%		1,912,665
Net Assets – 100.0%		239,601,892

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $344,417,429.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	25.5
Information Technology	23.5
Industrials	17.0
Consumer Discretionary	13.0
Energy	5.9
Financials	5.0
Consumer Staples	3.1
Materials	2.5
Telecommunication Services	1.6
Utilities	0.8
97.9
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	0.8
100.0

For the year ended February 28, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 29, 2008	–	$–
Options written	843	119,637
Options terminated in closing purchase transactions	(328)	(11,152)
Options exercised	–	–
Options expired	(515)	(108,485)
Options outstanding at February 28, 2009	–	$–

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Assets
Unaffiliated investments, at identified cost	437,561,106	2,288,265,992	4,341,078,435	1,280,978,871	3,451,076,600
Affiliated investments, at identified cost	3,626,532	—	—	—	—
Repurchase agreements, at identified cost	34,975,000	9,634,000	55,722,000	34,571,000	132,385,000
Total investments, at cost	476,162,638	2,297,899,992	4,396,800,435	1,315,549,871	3,583,461,600
Unaffiliated investments, at value	358,154,747	1,729,905,537	2,720,838,993	783,052,044	2,981,387,498
Affiliated investments, at value	2,045,250	—	—	—	—
Repurchase agreements, at value	34,975,000	9,634,000	55,722,000	34,571,000	132,385,000
Total investments, at value	395,174,997	1,739,539,537	2,776,560,993	817,623,044	3,113,772,498
Cash	239	562	333	851	886
Receivable for:
Investments sold	2,499,658	6,256,916	2,398,140	16,744,228	49,288,821
Fund shares sold	207,494	3,374,799	6,127,279	3,886,343	6,101,569
Dividends	440,256	6,277,908	7,685,214	1,167,447	9,131,407
Interest	2,345,499	112	115,317	403	1,544
Foreign tax reclaims	—	—	—	—	—
Trustees' deferred compensation plan	—	54,556	36,658	—	—
Other assets	6,500	34,980	53,431	16,097	107,272
Total Assets	400,674,643	1,755,539,370	2,792,977,365	839,438,413	3,178,403,997
Liabilities
Written options, at value (premium of $—, $—, $—, $—, $—, $94,079, $—, $— and $—, respectively)	—	—	—	—	—
Payable for:
Investments purchased	3,766,647	9,183,823	—	20,461,680	6,224,242
Fund shares repurchased	945,903	5,631,082	7,379,632	1,636,015	15,920,105
Investment advisory fee	216,830	764,794	1,290,444	472,582	1,695,700
Administration fee	49,242	231,328	387,961	106,967	570,425
Transfer agent fee	29,315	516,904	1,271,140	385,157	1,157,261
Trustees' fees	59,143	84,358	28,842	30,266	102,413
Pricing and bookkeeping fees	9,764	11,854	11,920	11,939	12,276
Custody fee	6,999	12,891	13,729	6,415	43,199
Distribution and service fees	77,833	288,369	448,930	79,684	685,971
Reports to shareholders	141,486	195,842	246,238	72,855	344,507
Chief compliance officer expenses	132	332	304	186	396
Trustees' deferred compensation plan	—	54,556	36,658	—	—
Other liabilities	185,159	57,747	48,589	55,539	54,442
Total Liabilities	5,488,453	17,033,880	11,164,387	23,319,285	26,810,937
Net Assets	395,186,190	1,738,505,490	2,781,812,978	816,119,128	3,151,593,060
Net Assets Consist of
Paid-in capital	603,811,343	3,010,265,486	5,090,750,323	1,537,387,629	5,082,892,972
Undistributed (Overdistributed) net investment income	2,244,719	4,361,462	(48,094)	—	14,420,279
Accumulated net investment loss	—	—	—	—	—
Accumulated net realized loss	(129,882,231)	(717,761,003)	(688,649,809)	(223,341,674)	(1,476,030,924)
Net unrealized appreciation (depreciation) on:
Investments	(80,987,641)	(558,360,455)	(1,620,239,442)	(497,926,827)	(469,689,102)
Foreign currency translations	—	—	—	—	(165)
Written options	—	—	—	—	—
Net Assets	395,186,190	1,738,505,490	2,781,812,978	816,119,128	3,151,593,060

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Assets
Unaffiliated investments, at identified cost	970,551,566	2,763,966,950	4,088,151,730	338,464,183
Affiliated investments, at identified cost	—	—	310,578,001	—
Repurchase agreements, at identified cost	1,626,000	67,123,000	417,778,000	3,128,000
Total investments, at cost	972,177,566	2,831,089,950	4,816,507,731	341,592,183
Unaffiliated investments, at value	807,881,842	2,472,879,352	3,246,420,801	234,561,227
Affiliated investments, at value	—	—	83,734,278	—
Repurchase agreements, at value	1,626,000	67,123,000	417,778,000	3,128,000
Total investments, at value	809,507,842	2,540,002,352	3,747,933,079	237,689,227
Cash	22	85	149	739
Receivable for:
Investments sold	43,317,018	22,704,924	3,023,547	3,753,621
Fund shares sold	3,661,256	3,249,975	3,707,207	2,898,340
Dividends	3,127,630	8,109,798	4,852,867	73,391
Interest	19	783	4,874	33
Foreign tax reclaims	5,471	—	103,565	—
Trustees' deferred compensation plan	—	—	—	20,888
Other assets	15,111	47,425	82,913	54,031
Total Assets	859,634,369	2,574,115,342	3,759,708,201	244,490,270
Liabilities
Written options, at value (premium of $—, $—, $—, $—, $—, $94,079, $—, $— and $—, respectively)	57,200	—	—	—
Payable for:
Investments purchased	42,120,008	48,628,022	135,037,354	3,421,326
Fund shares repurchased	3,752,081	11,527,623	19,557,994	1,103,606
Investment advisory fee	393,641	1,373,865	1,922,645	141,304
Administration fee	104,065	449,963	656,484	17,515
Transfer agent fee	129,577	903,137	1,844,457	32,519
Trustees' fees	66,906	54,508	37,920	45,508
Pricing and bookkeeping fees	12,485	12,133	12,276	6,497
Custody fee	6,658	31,884	47,787	2,382
Distribution and service fees	24,476	581,915	1,061,080	24,286
Reports to shareholders	41,805	424,253	806,345	28,545
Chief compliance officer expenses	226	338	591	115
Trustees' deferred compensation plan	—	—	—	20,888
Other liabilities	47,869	53,272	46,297	43,887
Total Liabilities	46,756,997	64,040,913	161,031,230	4,888,378
Net Assets	812,877,372	2,510,074,429	3,598,676,971	239,601,892
Net Assets Consist of
Paid-in capital	1,289,188,571	3,558,264,879	7,570,386,975	464,642,162
Undistributed (Overdistributed) net investment income	4,797,751	3,795,338	69,338	—
Accumulated net investment loss	—	—	—	(21,025)
Accumulated net realized loss	(318,475,267)	(760,898,064)	(2,903,194,180)	(121,116,289)
Net unrealized appreciation (depreciation) on:
Investments	(162,669,724)	(291,087,598)	(1,068,574,652)	(103,902,956)
Foreign currency translations	(838)	(126)	(10,510)	—
Written options	36,879	—	—	—
Net Assets	812,877,372	2,510,074,429	3,598,676,971	239,601,892

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
February 28, 2009 (continued)

	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Class A
Net assets	$154,986,578	$672,425,970	$966,439,772	$235,871,142	$1,383,437,952
Shares outstanding	15,601,175	96,060,470	140,709,689	34,981,199	122,462,982
Net asset value per share (a)	$9.93	$7.00	$6.87	$6.74	$11.30
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$10.54	$7.43	$7.29	$7.15	$11.99
Class B
Net assets	$31,792,390	$127,488,612	$66,254,380	$2,373,100	$44,407,261
Shares outstanding	3,253,580	18,881,122	9,851,299	365,473	4,259,691
Net asset value and offering price per share (a)	$9.77	$6.75	$6.73	$6.49	$10.42
Class C
Net assets	$18,239,047	$31,090,838	$144,369,899	$22,159,199	$384,024,814
Shares outstanding	1,840,393	4,603,637	21,388,741	3,415,412	36,789,311
Net asset value and offering price per share (a)	$9.91	$6.75	$6.75	$6.49	$10.44
Class R
Net assets	—	$147,455	$145,227,394	$14,764,936	$9,940,876
Shares outstanding	—	21,082	21,153,292	2,195,796	887,640
Net asset value, offering and redemption price per share	—	$6.99	$6.87	$6.72	$11.20
Class Z
Net assets	$190,168,175	$907,352,615	$1,459,521,533	$540,950,751	$1,329,782,157
Shares outstanding	19,135,267	129,391,725	212,230,488	79,782,545	115,920,176
Net asset value, offering and redemption price per share	$9.94	$7.01	$6.88	$6.78	$11.47

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Class A
Net assets	$95,713,770	$1,312,381,831	$1,967,386,374	$90,646,805
Shares outstanding	12,035,160	102,862,217	268,973,212	15,143,423
Net asset value per share (a)	$7.95	$12.76	$7.31	$5.99
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$8.44	$13.54	$7.76	$6.36
Class B
Net assets	$3,299,964	$64,936,844	$95,889,070	$3,362,275
Shares outstanding	428,270	5,501,768	13,866,433	633,507
Net asset value and offering price per share (a)	$7.71	$11.80	$6.92	$5.31
Class C
Net assets	$1,559,193	$258,190,855	$622,097,525	$2,081,366
Shares outstanding	202,445	21,808,062	89,974,710	382,745
Net asset value and offering price per share (a)	$7.70	$11.84	$6.91	$5.44
Class R
Net assets	—	—	$42,429,461	—
Shares outstanding	—	—	5,816,571	—
Net asset value, offering and redemption price per share	—	—	$7.29	—
Class Z
Net assets	$712,304,445	$874,564,899	$870,874,541	$143,511,446
Shares outstanding	89,861,501	67,165,783	117,052,808	22,944,583
Net asset value, offering and redemption price per share	$7.93	$13.02	$7.44	$6.25

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Year Ended February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Investment Income
Dividends	8,701,650	76,340,999	84,603,568	27,490,135	23,405,984
Dividends from affiliates	—	—	—	—	—
Interest	11,699,182	515,921	2,684,750	693,149	110,273
Interest from affiliates	40,556	—	—	—	—
Securities lending	—	803,072	1,069,657	—	—
Foreign taxes withheld	(9,412)	(9,353)	(78,809)	—	—
Allocated from Master Portfolio (a):
Dividends	—	—	—	—	55,450,680
Interest	—	—	—	—	6,096,768
Foreign taxes withheld	—	—	—	—	(600,869)
Expenses (b)	—	—	—	—	(29,840,798)
Total Investment Income	20,431,976	77,650,639	88,279,166	28,183,284	54,622,038
Expenses
Investment advisory fee	3,723,034	13,798,451	22,018,205	7,949,823	7,022,977
Administration fee	867,215	4,741,946	6,836,190	1,901,446	7,346,572
Distribution fee:
Class B	399,154	1,844,022	996,979	33,107	630,657
Class C	215,590	403,736	1,971,349	321,000	5,241,321
Class R	—	1,111	629,252	101,224	65,161
Service fee:
Class A	547,551	2,642,082	3,844,990	960,498	6,310,819
Class B	133,058	616,274	330,827	11,033	210,218
Class C	71,947	134,812	653,616	107,117	1,747,107
Transfer agent fee	718,293	4,875,119	7,211,488	1,848,111	7,199,191
Pricing and bookkeeping fees	136,127	141,105	141,486	141,609	60,038
Trustees' fees	(12,717)	(14,917)	1,327	1,410	(33,685)
Custody fee	33,797	74,162	98,738	52,421	47,465
Chief compliance officer expenses	821	1,645	2,091	1,081	2,582
Other expenses	283,619	792,759	1,617,265	513,148	1,391,223
Expenses before interest expense	7,117,489	30,052,307	46,353,803	13,943,028	37,241,646
Interest expense	188	1,614	—	—	—
Total Expenses	7,117,677	30,053,921	46,353,803	13,943,028	37,241,646
Fees waived by transfer agent	(178,957)	(1,428,137)	—	—	(922,419)
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	(200,002)	—	—	—
Expense reductions	(5,896)	(45,392)	(34,722)	(4,450)	(5,324)
Net Expenses	6,932,824	28,380,390	46,319,081	13,938,578	36,313,903
Net Investment Income (Loss)	13,499,152	49,270,249	41,960,085	14,244,706	18,308,135

(a)  Allocated from Master Portfolio for the period March 1, 2008 through November 9, 2008.

(b)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the master portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Investment Income
Dividends	27,762,098	58,885,965	82,337,459	1,720,639
Dividends from affiliates	—	—	564,942	—
Interest	127,886	5,495,390	13,383,647	169,479
Interest from affiliates	—	—	—	—
Securities lending	131,448	—	—	—
Foreign taxes withheld	(136,645)	(334,322)	(1,851,699)	—
Allocated from Master Portfolio (a):
Dividends	—	—	—	—
Interest	—	—	—	—
Foreign taxes withheld	—	—	—	—
Expenses (b)	—	—	—	—
Total Investment Income	27,884,787	64,047,033	94,434,349	1,890,118
Expenses
Investment advisory fee	6,940,605	24,822,825	41,722,631	2,821,583
Administration fee	1,967,356	8,469,821	15,005,283	372,770
Distribution fee:
Class B	57,015	963,686	1,318,559	50,602
Class C	13,668	3,162,660	8,778,460	25,203
Class R	—	—	266,232	—
Service fee:
Class A	364,045	5,677,780	10,315,683	379,609
Class B	18,874	319,195	439,322	16,868
Class C	4,569	1,054,217	2,925,549	8,401
Transfer agent fee	1,798,737	6,553,766	11,226,971	731,527
Pricing and bookkeeping fees	144,115	143,367	144,160	100,308
Trustees' fees	(6,287)	(2,549)	4,168	(3,969)
Custody fee	41,838	246,620	507,510	24,628
Chief compliance officer expenses	1,113	2,073	3,359	744
Other expenses	294,110	1,420,254	2,939,683	272,944
Expenses before interest expense	11,639,758	52,833,715	95,597,570	4,801,218
Interest expense	450	—	—	194
Total Expenses	11,640,208	52,833,715	95,597,570	4,801,412
Fees waived by transfer agent	(658)	(1,884,767)	(1,902,656)	(212,249)
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	(224,668)	(415,508)	—
Expense reductions	(4,115)	(10,930)	(7,030)	(23,623)
Net Expenses	11,635,435	50,713,350	93,272,376	4,565,540
Net Investment Income (Loss)	16,249,352	13,333,683	1,161,973	(2,675,422)

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Stock Funds
For the Year Ended February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(129,315,633)	(611,241,428)	(608,782,997)	(209,071,640)	(512,183,428)
Affiliated investments	—	—	—	—	—
Foreign currency transactions	(47,037)	—	(21,624)	—	(11,066)
Written options	326,403	(1,424,616)	5,444,600	—	—
Allocated from Master Portfolio (a):
Investments	—	—	—	—	(757,554,576)
Foreign currency transactions	—	—	—	—	45,480
Net realized loss	(129,036,267)	(612,666,044)	(603,360,021)	(209,071,640)	(1,269,703,590)
Net change in unrealized appreciation (depreciation) on:
Investments	(87,305,705)	(812,203,175)	(1,841,821,869)	(448,879,414)	(228,610,603)
Written options	—	—	—	—	—
Foreign currency translations	2	—	—	—	(165)
Allocated from Master Portfolio on investments (a)	—	—	—	—	(1,204,052,673)
Net change in unrealized appreciation (depreciation)	(87,305,703)	(812,203,175)	(1,841,821,869)	(448,879,414)	(1,432,663,441)
Net Loss	(216,341,970)	(1,424,869,219)	(2,445,181,890)	(657,951,054)	(2,702,367,031)
Net Decrease Resulting from Operations	(202,842,818)	(1,375,598,970)	(2,403,221,805)	(643,706,348)	(2,684,058,896)

(a)  Allocated from Master Portfolio for the period March 1, 2008 through November 9, 2008.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(324,114,620)	(741,615,753)	(2,662,113,956)	(96,507,677)
Affiliated investments	—	—	(175,882,015)	—
Foreign currency transactions	(15,096)	810	(598,392)	—
Written options	1,741,395	—	—	85,197
Allocated from Master Portfolio (a):
Investments	—	—	—	—
Foreign currency transactions	—	—	—	—
Net realized loss	(322,388,321)	(741,614,943)	(2,838,594,363)	(96,422,480)
Net change in unrealized appreciation (depreciation) on:
Investments	(264,491,059)	(1,125,212,229)	(1,264,844,147)	(92,844,643)
Written options	17,309	—	—	—
Foreign currency translations	(838)	(126)	(63,529)	—
Allocated from Master Portfolio on investments (a)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(264,474,588)	(1,125,212,355)	(1,264,907,676)	(92,844,643)
Net Loss	(586,862,909)	(1,866,827,298)	(4,103,502,039)	(189,267,123)
Net Decrease Resulting from Operations	(570,613,557)	(1,853,493,615)	(4,102,340,066)	(191,942,545)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Convertible Securities Fund		Columbia Large Cap Value Fund		Columbia Mid Cap Value Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income	13,499,152	18,807,277	49,270,249	58,979,507	41,960,085	36,652,784
Net realized gain (loss) on investments, foreign currency transactions and written options	(129,036,267)	76,809,060	(612,666,044)	176,760,167	(603,360,021)	(19,481,615)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(87,305,703)	(84,485,787)	(812,203,175)	(512,655,679)	(1,841,821,869)	(428,629,886)
Net increase (decrease) resulting from operations	(202,842,818)	11,130,550	(1,375,598,970)	(276,916,005)	(2,403,221,805)	(411,458,717)
Distributions to Shareholders
From net investment income:
Class A	(5,270,952)	(7,102,330)	(19,145,155)	(20,315,665)	(14,592,923)	(16,143,151)
Class B	(854,908)	(1,392,641)	(2,456,302)	(3,512,010)	(342,482)	(681,123)
Class C	(458,548)	(718,576)	(544,756)	(642,491)	(716,943)	(1,025,280)
Class R	—	—	(3,471)	(203)	(1,302,697)	(180,097)
Class Z	(7,466,421)	(13,568,291)	(31,407,396)	(38,940,277)	(24,983,415)	(25,696,921)
From net realized gains:
Class A	(4,064,506)	(25,069,229)	—	(152,456,911)	—	(88,780,917)
Class B	(1,034,439)	(7,221,483)	—	(51,804,513)	—	(13,539,824)
Class C	(550,003)	(3,680,029)	—	(9,707,160)	—	(17,827,694)
Class R	—	—	—	(2,299)	—	(1,034,990)
Class Z	(5,220,906)	(41,462,573)	—	(246,418,961)	—	(113,230,299)
From return of capital:
Class A	—	—	—	—	(1,449,913)	—
Class B	—	—	—	—	(124,768)	—
Class C	—	—	—	—	(246,286)	—
Class R	—	—	—	—	(118,045)	—
Class Z	—	—	—	—	(1,910,378)	—
Total distributions to shareholders	(24,920,683)	(100,215,152)	(53,557,080)	(523,800,490)	(45,787,850)	(278,140,296)
Net Capital Stock Transactions	(152,638,001)	(226,661,887)	(417,626,088)	124,396,100	900,396,673	1,453,561,785
Total increase (decrease) in net assets	(380,401,502)	(315,746,489)	(1,846,782,138)	(676,320,395)	(1,548,612,982)	763,962,772
Net Assets
Beginning of period	775,587,692	1,091,334,181	3,585,287,628	4,261,608,023	4,330,425,960	3,566,463,188
End of period	395,186,190	775,587,692	1,738,505,490	3,585,287,628	2,781,812,978	4,330,425,960
Undistributed (Overdistributed) net investment income at end of period	2,244,719	2,091,009	4,361,462	8,648,292	(48,094)	(48,093)

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Small Cap Value Fund II		Columbia Marsico Growth Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)		Period April 1, 2007 through February 29, 2008 ($)(a)	Year Ended March 31, 2007 ($)(b)(c)
Operations
Net investment income (loss)	14,244,706	4,696,114	18,308,135		15,225,103	(2,372,427)
Net realized gain (loss) on:
Investments, foreign currency transactions and written options	(209,071,640)	6,228,088	(512,194,494)		—	—
Allocated from Master Portfolio on investments and foreign currency transactions	—	—	(757,509,096	)(d)	(29,841,908)	14,262,414
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency translations and written options	(448,879,414)	(118,437,521)	(228,610,768)		—	—
Allocated from Master Portfolio on investments	—	—	(1,204,052,673	)(d)	(19,917,690)	182,981,005
Net increase (decrease) resulting from operations	(643,706,348)	(107,513,319)	(2,684,058,896)		(34,534,495)	194,870,992
Distributions to Shareholders
From net investment income:
Class A	(3,853,806)	(1,007,789)	(1,121,074)		(1,572,499)	—
Class B	(14,111)	—	—		—	—
Class C	(137,499)	—	—		—	—
Class R	(176,638)	(9,454)	—		—	—
Class Z	(10,573,772)	(3,047,689)	(10,691,108)		(5,520,020)	—
From net realized gains:
Class A	—	(9,010,697)	—		—	—
Class B	—	(170,971)	—		—	—
Class C	—	(1,232,463)	—		—	—
Class R	—	(226,728)	—		—	—
Class Z	—	(16,911,273)	—		—	—
Total distributions to shareholders	(14,755,826)	(31,617,064)	(11,812,182)		(7,092,519)	—
Net Capital Stock Transactions	386,461,833	693,036,135	(533,595,368)		700,693,005	1,245,140,560
Total increase (decrease) in net assets	(272,000,341)	553,905,752	(3,229,466,446)		659,065,991	1,440,011,552
Net Assets
Beginning of period	1,088,119,469	534,213,717	6,381,059,506		5,721,993,515	4,281,981,963
End of period	816,119,128	1,088,119,469	3,151,593,060		6,381,059,506	5,721,993,515
Undistributed net investment income at end of period	—	327,401	14,420,279		8,101,460	—

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  Allocated from Master Portfolio for the period March 1, 2008 through November 9, 2008.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Large Cap Core Fund
	Year Ended February 28, 2009 ($)	Period April 1, 2007 through February 29, 2008 ($)(a)	Year Ended March 31, 2007 ($)
Operations
Net investment income (loss)	16,249,352	15,735,065	19,077,951
Net realized gain (loss) on:
Investments, foreign currency transactions and written options	(322,388,321)	—	—
Allocated from Master Portfolio on investments and foreign currency transactions	—	88,047,468	99,693,173
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency translations and written options	(264,474,588)	—	—
Allocated from Master Portfolio on investments	—	(125,208,595)	67,700,837
Net increase (decrease) resulting from operations	(570,613,557)	(21,426,062)	186,471,961
Distributions to Shareholders
From net investment income:
Class A	(1,116,833)	(1,681,067)	(1,217,262)
Class B	(6,962)	(3,091)	—
Class C	(2,486)	(421)	—
Class R	—	—	—
Class Z	(13,375,007)	(18,855,818)	(14,355,861)
From net realized gains:
Class A	(3,135,999)	(9,451,221)	—
Class B	(178,970)	(975,308)	—
Class C	(38,993)	(127,164)	—
Class R	—	—	—
Class Z	(23,631,658)	(71,674,414)	—
Total distributions to shareholders	(41,486,908)	(102,768,504)	(15,573,123)
Net Capital Stock Transactions	(48,603,594)	(100,015,556)	(67,657,359)
Total increase (decrease) in net assets	(660,704,059)	(224,210,122)	103,241,479
Net Assets
Beginning of period	1,473,581,431	1,697,791,553	1,594,550,074
End of period	812,877,372	1,473,581,431	1,697,791,553
Undistributed net investment income at end of period	4,797,751	3,109,304	7,923,504

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Marsico Focused Equities Fund					Columbia Marsico 21st Century Fund
	Year Ended February 28, 2009 ($)	Period April 1, 2007 through February 29, 2008 ($)(a)		Year Ended March 31, 2007 ($)		Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income (loss)	13,333,683	1,932,428		(12,083,552)		1,161,973	3,713,568
Net realized gain (loss) on investments, foreign currency transactions and written options	(741,614,943)	260,532,250	(b)	108,564,189	(b)	(2,838,594,363)	95,361,757
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,125,212,355)	(264,190,430	)(b)	50,550,519	(b)	(1,264,907,676)	(101,168,377)
Net increase (decrease) resulting from operations	(1,853,493,615)	(1,725,752)		147,031,156		(4,102,340,066)	(2,093,052)
Distributions to Shareholders
From net investment income:
Class A	(5,115,178)	—		—		—	—
Class Z	(5,515,027)	—		—		—	—
From net realized gains:
Class A	—	(29,557,009)		—		—	(144,234,091)
Class B	—	(2,999,444)		—		—	(7,389,354)
Class C	—	(6,618,301)		—		—	(40,106,834)
Class R	—	—		—		—	(862,368)
Class Z	—	(15,214,419)		—		—	(40,716,151)
From return of capital:
Class A	—	—		—		—	(7,088,885)
Class B	—	—		—		—	(356,841)
Class C	—	—		—		—	(1,863,945)
Class R	—	—		—		—	(40,179)
Class Z	—	—		—		—	(2,037,395)
Total distributions to shareholders	(10,630,205)	(54,389,173)		—		—	(244,696,043)
Net Capital Stock Transactions	(154,351,441)	(82,873,771)		394,435,941		(671,895,304)	4,589,786,604
Redemption Fees	—	—		—		4,836	—
Total increase (decrease) in net assets	(2,018,475,261)	(138,988,696)		541,467,097		(4,774,230,534)	4,342,997,509
Net Assets
Beginning of period	4,528,549,690	4,667,538,386		4,126,071,289		8,372,907,505	4,029,909,996
End of period	2,510,074,429	4,528,549,690		4,667,538,386		3,598,676,971	8,372,907,505
Undistributed (Overdistributed) net investment income at end of period	3,795,338	1,091,449		—		69,338	(494,242)
Accumulated net investment loss, at end of period	—	—		—		—	—

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Small Cap Growth Fund II
	Year Ended February 28, 2009 ($)	Period April 1, 2007 through February 29, 2008 ($)(a)		Year Ended March 31, 2007 ($)
Operations
Net investment income (loss)	(2,675,422)	(3,901,658)		(3,524,413)
Net realized gain (loss) on investments, foreign currency transactions and written options	(96,422,480)	65,006,047	(b)	80,035,024	(b)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(92,844,643)	(83,341,513	)(b)	(56,894,366	)(b)
Net increase (decrease) resulting from operations	(191,942,545)	(22,237,124)		19,616,245
Distributions to Shareholders
From net investment income:
Class A	—	—		—
Class Z	—	—		—
From net realized gains:
Class A	—	(39,414,514)		(35,804,093)
Class B	—	(2,330,413)		(3,314,131)
Class C	—	(911,125)		(1,015,314)
Class R	—	—		—
Class Z	—	(69,034,420)		(67,841,701)
From return of capital:
Class A	—	(307,541)		—
Class B	—	(25,269)		—
Class C	—	(7,626)		—
Class R	—	—		—
Class Z	—	(526,879)		—
Total distributions to shareholders	—	(112,557,787)		(107,975,239)
Net Capital Stock Transactions	(34,904,286)	(2,193,983)		211,423,714
Redemption Fees	—	—		—
Total increase (decrease) in net assets	(226,846,831)	(136,988,894)		123,064,720
Net Assets
Beginning of period	466,448,723	603,437,617		480,372,897
End of period	239,601,892	466,448,723		603,437,617
Undistributed (Overdistributed) net investment income at end of period	—	—		—
Accumulated net investment loss, at end of period	(21,025)	(21,024)		(21,025)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Convertible Securities Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,537,088	19,225,058	1,194,127	19,865,254
Distributions reinvested	630,014	8,392,735	1,800,972	28,979,125
Redemptions	(4,976,825)	(59,899,716)	(4,323,102)	(71,548,751)
Net decrease	(2,809,723)	(32,281,923)	(1,328,003)	(22,704,372)
Class B
Subscriptions	43,091	520,935	103,277	1,685,398
Distributions reinvested	120,139	1,598,938	463,181	7,335,277
Redemptions	(1,962,040)	(23,690,229)	(1,582,848)	(25,763,614)
Net decrease	(1,798,810)	(21,570,356)	(1,016,390)	(16,742,939)
Class C
Subscriptions	181,821	2,206,238	254,369	4,173,628
Distributions reinvested	40,032	537,080	140,312	2,251,244
Redemptions	(959,617)	(11,363,854)	(1,001,300)	(16,514,647)
Net decrease	(737,764)	(8,620,536)	(606,619)	(10,089,775)
Class Z
Subscriptions	3,541,043	41,202,000	2,529,928	40,288,815
Distributions reinvested	251,496	3,377,945	950,909	15,265,535
Redemptions	(10,738,824)	(134,745,131)	(14,163,418)	(232,679,151)
Net decrease	(6,946,285)	(90,165,186)	(10,682,581)	(177,124,801)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Value Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	21,665,197	223,674,367	22,243,412	328,672,241
Distributions reinvested	1,758,660	18,227,584	11,396,499	164,077,105
Redemptions	(29,409,824)	(296,101,412)	(19,453,404)	(285,116,282)
Net increase (decrease)	(5,985,967)	(54,199,461)	14,186,507	207,633,064
Class B
Subscriptions	326,080	3,333,007	526,982	7,645,706
Distributions reinvested	231,092	2,247,279	3,638,150	50,781,585
Redemptions	(10,677,747)	(108,032,276)	(13,091,406)	(186,861,514)
Net decrease	(10,120,575)	(102,451,990)	(8,926,274)	(128,434,223)
Class C
Subscriptions	364,182	3,317,906	353,843	4,995,046
Distributions reinvested	48,057	465,605	639,867	8,915,073
Redemptions	(1,703,376)	(16,777,002)	(1,539,169)	(21,876,113)
Net decrease	(1,291,137)	(12,993,491)	(545,459)	(7,965,994)
Class R
Subscriptions	6,275	66,917	18,735	231,914
Distributions reinvested	342	3,472	177	2,502
Redemptions	(4,602)	(42,622)	(596)	(7,568)
Net increase	2,015	27,767	18,316	226,848
Class Z
Subscriptions	19,753,607	193,882,402	22,337,178	324,629,741
Distributions reinvested	1,620,276	17,041,733	10,484,152	151,158,304
Redemptions	(45,713,915)	(458,933,048)	(29,041,302)	(422,851,640)
Net increase (decrease)	(24,340,032)	(248,008,913)	3,780,028	52,936,405

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Mid Cap Value Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	63,025,926	710,570,981	64,975,385	979,757,519
Distributions reinvested	1,381,260	13,959,126	6,052,841	92,487,165
Redemptions	(51,586,325)	(543,348,700)	(28,390,287)	(421,608,056)
Net increase	12,820,861	181,181,407	42,637,939	650,636,628
Class B
Subscriptions	486,582	5,324,226	1,273,786	19,233,284
Distributions reinvested	49,269	424,638	865,521	13,021,755
Redemptions	(4,612,237)	(49,295,036)	(5,290,636)	(78,141,175)
Net decrease	(4,076,386)	(43,546,172)	(3,151,329)	(45,886,136)
Class C
Subscriptions	4,675,275	53,297,733	11,723,200	176,273,782
Distributions reinvested	80,247	692,328	870,816	13,117,454
Redemptions	(8,023,598)	(84,629,721)	(4,554,756)	(66,160,887)
Net increase (decrease)	(3,268,076)	(30,639,660)	8,039,260	123,230,349
Class R
Subscriptions	23,356,150	276,733,469	3,645,901	54,054,076
Distributions reinvested	149,023	1,389,675	77,728	1,177,061
Redemptions	(5,880,050)	(57,901,376)	(677,938)	(10,031,589)
Net increase	17,625,123	220,221,768	3,045,691	45,199,548
Class Z
Subscriptions	103,345,236	1,106,675,936	67,967,013	1,018,740,348
Distributions reinvested	1,705,562	17,485,955	5,337,007	81,528,741
Redemptions	(53,426,936)	(550,982,561)	(28,106,338)	(419,887,693)
Net increase	51,623,862	573,179,330	45,197,682	680,381,396

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Value Fund II
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	20,089,474	226,503,868	27,644,028	380,355,429
Distributions reinvested	418,878	3,313,340	561,873	7,751,541
Redemptions	(15,667,900)	(165,929,455)	(6,618,760)	(90,027,146)
Net increase	4,840,452	63,887,753	21,587,141	298,079,824
Class B
Subscriptions	21,059	244,977	248,850	3,364,906
Distributions reinvested	1,639	12,509	11,796	157,652
Redemptions	(104,159)	(1,042,426)	(93,109)	(1,229,245)
Net increase (decrease)	(81,461)	(784,940)	167,537	2,293,313
Class C
Subscriptions	779,636	9,057,660	2,947,430	39,462,802
Distributions reinvested	10,819	82,444	45,580	604,842
Redemptions	(1,321,666)	(12,766,148)	(317,833)	(4,078,404)
Net increase (decrease)	(531,211)	(3,626,044)	2,675,177	35,989,240
Class R
Subscriptions	1,601,357	18,451,317	1,169,425	15,776,792
Distributions reinvested	20,180	159,220	15,561	212,396
Redemptions	(563,596)	(5,924,133)	(172,033)	(2,308,360)
Net increase	1,057,941	12,686,404	1,012,953	13,680,828
Class Z
Subscriptions	44,863,675	507,257,666	35,179,843	479,780,580
Distributions reinvested	902,574	7,263,771	900,560	12,478,370
Redemptions	(19,250,966)	(200,222,777)	(11,005,425)	(149,266,020)
Net increase	26,515,283	314,298,660	25,074,978	342,992,930

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico Growth Fund
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	44,433,644	737,416,581	45,928,245	995,567,639	60,395,634	1,171,277,592
Distributions reinvested	41,341	850,804	50,829	1,183,799	—	—
Redemptions	(71,244,738)	(1,085,177,038)	(29,470,460)	(639,137,133)	(27,890,172)	(541,450,685)
Net increase (decrease)	(26,769,753)	(346,909,653)	16,508,614	357,614,305	32,505,462	629,826,907
Class B
Subscriptions	346,662	5,152,434	600,243	12,206,192	1,079,970	19,644,631
Redemptions	(2,368,905)	(37,708,743)	(2,613,943)	(52,536,957)	(3,586,506)	(65,140,241)
Net decrease	(2,022,243)	(32,556,309)	(2,013,700)	(40,330,765)	(2,506,536)	(45,495,610)
Class C
Subscriptions	5,250,529	81,358,143	9,970,602	203,018,671	13,248,498	242,642,650
Redemptions	(15,710,796)	(234,848,981)	(6,688,612)	(134,818,959)	(6,172,836)	(112,412,407)
Net increase (decrease)	(10,460,267)	(153,490,838)	3,281,990	68,199,712	7,075,662	130,230,243
Class R
Subscriptions	477,406	8,309,058	580,363	12,552,740	218,904	4,295,458
Redemptions	(178,853)	(2,803,300)	(173,463)	(3,806,171)	(37,235)	(736,233)
Net increase	298,553	5,505,758	406,900	8,746,569	181,669	3,559,225
Class Z
Subscriptions	44,726,222	685,650,148	31,073,560	687,219,506	38,387,022	763,389,561
Distributions reinvested	314,478	5,402,432	100,711	2,387,847	—	—
Redemptions	(42,322,825)	(697,196,906)	(17,304,037)	(383,144,169)	(12,037,095)	(236,369,766)
Net increase (decrease)	2,717,875	(6,144,326)	13,870,234	306,463,184	26,349,927	527,019,795

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Core Fund
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,289,189	14,602,665	918,012	14,139,949	590,121	8,241,999
Distributions reinvested	336,825	4,066,822	682,527	10,557,341	80,749	1,156,423
Redemptions	(2,220,014)	(25,294,199)	(2,038,612)	(31,322,586)	(2,687,393)	(37,631,283)
Net decrease	(594,000)	(6,624,712)	(438,073)	(6,625,296)	(2,016,523)	(28,232,861)
Class B
Subscriptions	50,979	507,280	47,105	695,233	65,903	892,588
Distributions reinvested	13,297	171,564	60,149	903,340	—	—
Redemptions	(637,074)	(7,542,554)	(879,369)	(13,063,805)	(729,002)	(9,921,962)
Net decrease	(572,798)	(6,863,710)	(772,115)	(11,465,232)	(663,099)	(9,029,374)
Class C
Subscriptions	87,290	813,728	24,384	358,299	109,510	1,482,121
Distributions reinvested	2,756	35,150	7,605	114,080	—	—
Redemptions	(51,475)	(566,462)	(661,122)	(9,695,068)	(400,084)	(5,474,022)
Net increase (decrease)	38,571	282,416	(629,133)	(9,222,689)	(290,574)	(3,991,901)
Class Z
Subscriptions	16,804,269	180,656,299	12,194,717	184,300,348	12,410,783	174,002,439
Distributions reinvested	1,345,926	16,804,649	2,896,715	44,762,872	279,199	3,925,475
Redemptions	(22,430,533)	(232,858,536)	(19,516,526)	(301,765,559)	(14,782,222)	(204,331,137)
Net decrease	(4,280,338)	(35,397,588)	(4,425,094)	(72,702,339)	(2,092,240)	(26,403,223)

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico Focused Equities Fund
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	68,650,195	1,203,374,318	34,171,399	792,922,966	44,224,369	927,566,929
Distributions reinvested	247,808	3,560,998	821,737	20,600,955	—	—
Redemptions	(82,964,256)	(1,329,128,330)	(32,154,427)	(739,761,837)	(27,805,936)	(584,078,634)
Net increase (decrease)	(14,066,253)	(122,193,014)	2,838,709	73,762,084	16,418,433	343,488,295
Class B
Subscriptions	274,964	4,508,854	428,221	9,263,287	680,653	13,377,347
Distributions reinvested	—	—	92,818	2,166,374	—	—
Redemptions	(4,547,035)	(80,502,395)	(7,826,138)	(168,492,556)	(9,211,930)	(182,050,208)
Net decrease	(4,272,071)	(75,993,541)	(7,305,099)	(157,062,895)	(8,531,277)	(168,672,861)
Class C
Subscriptions	3,062,920	50,325,254	3,991,988	87,040,989	7,103,099	140,691,307
Distributions reinvested	—	—	112,348	2,630,064	—	—
Redemptions	(7,223,270)	(118,765,016)	(6,585,137)	(141,732,279)	(5,305,846)	(104,879,402)
Net increase (decrease)	(4,160,350)	(68,439,762)	(2,480,801)	(52,061,226)	1,797,253	35,811,905
Class Z
Subscriptions	35,635,168	585,520,995	14,157,469	336,948,705	16,645,474	358,425,223
Distributions reinvested	258,336	4,064,120	426,797	10,921,748	—	—
Redemptions	(26,996,159)	(477,310,239)	(12,455,469)	(295,382,187)	(8,191,907)	(174,616,621)
Net increase	8,897,345	112,274,876	2,128,797	52,488,266	8,453,567	183,808,602

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico 21st Century Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	105,611,474	1,310,056,381	218,471,779	3,382,791,885
Distributions reinvested	—	—	8,021,537	131,190,508
Redemptions	(184,568,865)	(1,956,959,802)	(51,789,903)	(801,953,279)
Net increase (decrease)	(78,957,391)	(646,903,421)	174,703,413	2,712,029,114
Class B
Subscriptions	2,612,075	31,983,995	6,350,469	94,797,703
Distributions reinvested	—	—	410,465	6,404,466
Redemptions	(5,376,566)	(61,678,675)	(2,305,121)	(34,211,051)
Net increase (decrease)	(2,764,491)	(29,694,680)	4,455,813	66,991,118
Class C
Subscriptions	21,938,434	266,205,652	61,166,392	916,871,861
Distributions reinvested	—	—	1,714,146	26,823,520
Redemptions	(34,296,625)	(353,567,760)	(8,021,346)	(119,017,169)
Net increase (decrease)	(12,358,191)	(87,362,108)	54,859,192	824,678,212
Class R
Subscriptions	4,058,699	47,957,625	3,554,488	56,369,041
Distributions reinvested	—	—	49,206	816,311
Redemptions	(1,526,441)	(17,254,066)	(626,250)	(9,935,990)
Net increase	2,532,258	30,703,559	2,977,444	47,249,362
Class Z
Subscriptions	68,444,092	766,777,581	71,559,002	1,138,361,056
Distributions reinvested	—	—	1,668,109	27,797,736
Redemptions	(60,742,453)	(705,416,235)	(14,566,510)	(227,319,994)
Net increase	7,701,639	61,361,346	58,660,601	938,838,798

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Growth Fund II
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,585,697	16,089,431	674,818	9,015,261	846,115	12,194,803
Proceeds received in connection with merger	—	—	—	—	5,195,908	68,880,727
Distributions reinvested	—	—	2,933,444	37,391,410	2,521,813	33,418,724
Redemptions	(2,875,860)	(25,149,538)	(2,206,733)	(29,658,542)	(2,119,338)	(30,091,164)
Net increase (decrease)	(1,290,163)	(9,060,107)	1,401,529	16,748,129	6,444,498	84,403,090
Class B
Subscriptions	38,276	341,230	30,449	383,220	45,625	643,544
Proceeds received in connection with merger	—	—	—	—	164,721	2,001,422
Distributions reinvested	—	—	185,173	2,114,074	243,591	2,943,154
Redemptions	(377,670)	(3,162,007)	(285,389)	(3,412,264)	(412,258)	(5,316,334)
Net increase (decrease)	(339,394)	(2,820,777)	(69,767)	(914,970)	41,679	271,786
Class C
Subscriptions	165,308	1,457,640	99,669	1,257,806	99,293	1,297,619
Proceeds received in connection with merger	—	—	—	—	63,412	784,361
Distributions reinvested	—	—	54,572	637,339	51,267	632,012
Redemptions	(163,956)	(1,411,760)	(165,275)	(2,018,570)	(91,917)	(1,195,372)
Net increase (decrease)	1,352	45,880	(11,034)	(123,425)	122,055	1,518,620
Class Z
Subscriptions	5,454,785	48,504,604	4,677,412	65,149,293	4,060,420	57,665,124
Proceeds received in connection with merger	—	—	—	—	8,210,911	112,435,820
Distributions reinvested	—	—	2,121,835	28,157,140	1,389,406	19,020,642
Redemptions	(7,927,067)	(71,573,886)	(7,836,611)	(111,210,150)	(4,310,537)	(63,891,368)
Net increase (decrease)	(2,472,282)	(23,069,282)	(1,037,364)	(17,903,717)	9,350,200	125,230,218

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2009	2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.90	$16.62	$17.59		$17.35		$17.33		$13.77
Income from Investment Operations:
Net investment income (c)	0.29	0.32	0.35		0.41		0.43		0.47
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(4.73)	(0.27)	0.91		1.32		0.24		3.53
Total from investment operations	(4.44)	0.05	1.26		1.73		0.67		4.00
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.38)	(0.43)		(0.42)		(0.50)		(0.44)
From net realized gains	(0.23)	(1.39)	(1.80)		(1.07)		(0.15)		—
Total distributions to shareholders	(0.53)	(1.77)	(2.23)		(1.49)		(0.65)		(0.44)
Net Asset Value, End of Period	$9.93	$14.90	$16.62		$17.59		$17.35		$17.33
Total return (d)(e)	(30.64)%	(0.22)%	7.96	%(f)	10.54%		3.87%		29.32%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.21%	1.18%	1.16	%(h)	1.09%		1.16%		1.19	%(i)
Interest expense (j)	—%	—%	—	%(h)	—%		—%		—%
Net expenses (g)	1.21%	1.18%	1.16	%(h)	1.09%		1.16%		1.19	%(i)
Waiver/Reimbursement	0.03%	0.01%	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)
Net investment income (g)	2.33%	1.91%	2.25	%(h)	2.39%		2.50%		2.94%
Portfolio turnover rate	92%	77%	44	%(f)	40%		37%		91%
Net assets, end of period (000's)	$154,987	$274,370	$328,023		$352,010		$373,390		$398,485

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2009	2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.66	$16.37	$17.38		$17.16		$17.15		$13.64
Income from Investment Operations:
Net investment income (c)	0.19	0.19	0.23		0.28		0.30		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(4.65)	(0.26)	0.90		1.30		0.23		3.48
Total from investment operations	(4.46)	(0.07)	1.13		1.58		0.53		3.83
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.25)	(0.34)		(0.29)		(0.37)		(0.32)
From net realized gains	(0.23)	(1.39)	(1.80)		(1.07)		(0.15)		—
Total distributions to shareholders	(0.43)	(1.64)	(2.14)		(1.36)		(0.52)		(0.32)
Net Asset Value, End of Period	$9.77	$14.66	$16.37		$17.38		$17.16		$17.15
Total return (d)(e)	(31.14)%	(0.92)%	7.19	%(f)	9.72%		3.08%		28.30%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.96%	1.93%	1.91	%(h)	1.84%		1.91%		1.94	%(i)
Interest expense (j)	—%	—%	—	%(h)	—%		—%		—%
Net expenses (g)	1.96%	1.93%	1.91	%(h)	1.84%		1.91%		1.94	%(i)
Waiver/Reimbursement	0.03%	0.01%	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)
Net investment income (g)	1.53%	1.16%	1.50	%(h)	1.64%		1.75%		2.19%
Portfolio turnover rate	92%	77%	44	%(f)	40%		37%		91%
Net assets, end of period (000's)	$31,792	$74,074	$99,360		$116,566		$143,194		$154,322

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2009	2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.86	$16.58	$17.57		$17.34		$17.31		$13.77
Income from Investment Operations:
Net investment income (c)	0.20	0.19	0.23		0.28		0.30		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(4.72)	(0.27)	0.92		1.31		0.25		3.52
Total from investment operations	(4.52)	(0.08)	1.15		1.59		0.55		3.87
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.25)	(0.34)		(0.29)		(0.37)		(0.33)
From net realized gains	(0.23)	(1.39)	(1.80)		(1.07)		(0.15)		—
Total distributions to shareholders	(0.43)	(1.64)	(2.14)		(1.36)		(0.52)		(0.33)
Net Asset Value, End of Period	$9.91	$14.86	$16.58		$17.57		$17.34		$17.31
Total return (d)(e)	(31.13)%	(0.97)%	7.23	%(f)	9.68%		3.16%		28.31%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.96%	1.93%	1.91	%(h)	1.84%		1.91%		1.94	%(i)
Interest expense (j)	—%	—%	—	%(h)	—%		—%		—%
Net expenses (g)	1.96%	1.93%	1.91	%(h)	1.84%		1.91%		1.94	%(i)
Waiver/Reimbursement	0.03%	0.01%	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)
Net investment income (g)	1.54%	1.16%	1.50	%(h)	1.64%		1.75%		2.19%
Portfolio turnover rate	92%	77%	44	%(f)	40%		37%		91%
Net assets, end of period (000's)	$18,239	$38,320	$52,794		$57,193		$66,844		$71,205

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009	2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.91	$16.62	$17.59		$17.35		$17.32		$13.77
Income from Investment Operations:
Net investment income (c)	0.33	0.36	0.39		0.46		0.48		0.51
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(4.74)	(0.26)	0.91		1.31		0.24		3.52
Total from investment operations	(4.41)	0.10	1.30		1.77		0.72		4.03
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.42)	(0.47)		(0.46)		(0.54)		(0.48)
From net realized gains	(0.23)	(1.39)	(1.80)		(1.07)		(0.15)		—
Total distributions to shareholders	(0.57)	(1.81)	(2.27)		(1.53)		(0.69)		(0.48)
Net Asset Value, End of Period	$9.94	$14.91	$16.62		$17.59		$17.35		$17.32
Total return (d)(e)	(30.43)%	0.10%	8.16	%(f)	10.81%		4.18%		29.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.96%	0.93%	0.91	%(h)	0.84%		0.91%		0.94	%(i)
Interest expense (j)	—%	—%	—	%(h)	—%		—%		—%
Net expenses (g)	0.96%	0.93%	0.91	%(h)	0.84%		0.91%		0.94	%(i)
Waiver/Reimbursement	0.03%	0.01%	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)
Net investment income (g)	2.56%	2.16%	2.50	%(h)	2.64%		2.75%		3.19%
Portfolio turnover rate	92%	77%	44	%(f)	40%		37%		91%
Net assets, end of period (000's)	$190,168	$388,824	$611,157		$775,758		$924,893		$962,284

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$12.37		$15.16	$14.60		$13.10		$11.84		$8.46
Income from Investment Operations:
Net investment income (c)	0.18		0.20	0.17		0.19		0.17		0.14
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.36)		(1.14)	1.37		1.64		1.26		3.36
Total from investment operations	(5.18)		(0.94)	1.54		1.83		1.43		3.50
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.22)	(0.12)		(0.16)		(0.17)		(0.12)
From net realized gains	—		(1.63)	(0.86)		(0.17)		—		—
Total distributions to shareholders	(0.19)		(1.85)	(0.98)		(0.33)		(0.17)		(0.12)
Net Asset Value, End of Period	$7.00		$12.37	$15.16		$14.60		$13.10		$11.84
Total return (d)(e)	(42.36)%		(7.55)%	11.09	%(f)	14.15%		12.16%		41.51%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.04%		0.99%	1.01	%(h)	0.96%		1.02%		1.14	%(i)
Interest expense	—	%(j)	—	—		—		—		—	%(j)
Net expenses (g)	1.04%		0.99%	1.01	%(h)	0.96%		1.02%		1.14	%(i)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)
Net investment income (g)	1.68%		1.37%	1.27	%(h)	1.36%		1.41%		1.24%
Portfolio turnover rate	61%		62%	66	%(f)	59%		52%		69%
Net assets, end of period (000's)	$672,426		$1,262,700	$1,332,311		$1,066,456		$292,037		$211,227

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$11.94		$14.69	$14.19		$12.75		$11.53		$8.25
Income from Investment Operations:
Net investment income (c)	0.09		0.09	0.07		0.08		0.08		0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.17)		(1.10)	1.34		1.59		1.22		3.27
Total from investment operations	(5.08)		(1.01)	1.41		1.67		1.30		3.32
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.11)	(0.05)		(0.06)		(0.08)		(0.04)
From net realized gains	—		(1.63)	(0.86)		(0.17)		—		—
Total distributions to shareholders	(0.11)		(1.74)	(0.91)		(0.23)		(0.08)		(0.04)
Net Asset Value, End of Period	$6.75		$11.94	$14.69		$14.19		$12.75		$11.53
Total return (d)(e)	(42.84)%		(8.24)%	10.38	%(f)	13.22%		11.31%		40.30%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.79%		1.74%	1.76	%(h)	1.71%		1.77%		1.89	%(i)
Interest expense	—	%(j)	—	—		—		—		—	%(j)
Net expenses (g)	1.79%		1.74%	1.76	%(h)	1.71%		1.77%		1.89	%(i)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)
Net investment income (g)	0.89%		0.60%	0.52	%(h)	0.60%		0.66%		0.49%
Portfolio turnover rate	61%		62%	66	%(f)	59%		52%		69%
Net assets, end of period (000's)	$127,489		$346,218	$557,033		$693,558		$84,756		$87,314

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$11.94		$14.69	$14.19		$12.75		$11.52		$8.24
Income from Investment Operations:
Net investment income (c)	0.09		0.09	0.07		0.08		0.08		0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.17)		(1.10)	1.34		1.59		1.22		3.27
Total from investment operations	(5.08)		(1.01)	1.41		1.67		1.30		3.32
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.11)	(0.05)		(0.06)		(0.07)		(0.04)
From net realized gains	—		(1.63)	(0.86)		(0.17)		—		—
Total distributions to shareholders	(0.11)		(1.74)	(0.91)		(0.23)		(0.07)		(0.04)
Net Asset Value, End of Period	$6.75		$11.94	$14.69		$14.19		$12.75		$11.52
Total return (d)(e)	(42.84)%		(8.24)%	10.38	%(f)	13.22%		11.36%		40.29%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.79%		1.74%	1.76	%(h)	1.71%		1.77%		1.89	%(i)
Interest expense	—	%(j)	—	—		—		—		—	%(j)
Net expenses (g)	1.79%		1.74%	1.76	%(h)	1.71%		1.77%		1.89	%(i)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)
Net investment income (g)	0.90%		0.60%	0.52	%(h)	0.60%		0.66%		0.49%
Portfolio turnover rate	61%		62%	66	%(f)	59%		52%		69%
Net assets, end of period (000's)	$31,091		$70,383	$94,600		$98,884		$17,210		$28,832

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$12.36		$15.15	$14.59		$14.05
Income from Investment Operations:
Net investment income (c)	0.15		0.22	0.14		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.36)		(1.19)	1.38		0.53
Total from investment operations	(5.21)		(0.97)	1.52		0.57
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.19)	(0.10)		(0.03)
From net realized gains	—		(1.63)	(0.86)		—
Total distributions to shareholders	(0.16)		(1.82)	(0.96)		(0.03)
Net Asset Value, End of Period	$6.99		$12.36	$15.15		$14.59
Total return (d)(e)	(42.54)%		(7.79)%	10.90	%(f)	4.05	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.29%		1.24%	1.26	%(h)	1.25	%(h)
Interest expense	—	%(i)	—	—		—
Net expenses (g)	1.29%		1.24%	1.26	%(h)	1.25	%(h)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.16	%(h)(j)
Net investment income (g)	1.45%		1.63%	1.02	%(h)	1.33	%(h)
Portfolio turnover rate	61%		62%	66	%(f)	59	%(f)
Net assets, end of period (000's)	$147		$236	$11		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008	2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$12.40		$15.19	$14.61		$13.12		$11.85		$8.48
Income from Investment Operations:
Net investment income (c)	0.20		0.24	0.21		0.22		0.20		0.16
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.39)		(1.14)	1.38		1.63		1.27		3.36
Total from investment operations	(5.19)		(0.90)	1.59		1.85		1.47		3.52
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.26)	(0.15)		(0.19)		(0.20)		(0.15)
From net realized gains	—		(1.63)	(0.86)		(0.17)		—		—
Total distributions to shareholders	(0.22)		(1.89)	(1.01)		(0.36)		(0.20)		(0.15)
Increase from Regulatory Settlements	0.02		—	—		—		—		—
Net Asset Value, End of Period	$7.01		$12.40	$15.19		$14.61		$13.12		$11.85
Total return (d)(e)	(42.27)%		(7.29)%	11.42	%(f)	14.33%		12.51%		41.63%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.79%		0.74%	0.76	%(h)	0.71%		0.77%		0.89	%(i)
Interest expense	—	%(j)	—	—		—		—		—	%(j)
Net expenses (g)	0.79%		0.74%	0.76	%(h)	0.71%		0.77%		0.89	%(i)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)
Net investment income (g)	1.91%		1.61%	1.52	%(h)	1.60%		1.66%		1.49%
Portfolio turnover rate	61%		62%	66	%(f)	59%		52%		69%
Net assets, end of period (000's)	$907,353		$1,905,752	$2,277,652		$2,009,115		$1,376,691		$1,101,872

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$13.12	$15.21	$15.01		$14.02	$12.77		$8.71
Income from Investment Operations:
Net investment income (c)	0.11	0.13	0.10		0.11	0.13		0.09
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.25)	(1.19)	1.67		2.47	2.23	(d)	4.06
Total from investment operations	(6.14)	(1.06)	1.77		2.58	2.36		4.15
Less Distributions to Shareholders:
From net investment income	(0.10)	(0.16)	(0.06)		(0.07)	(0.12)		(0.09)
From net realized gains	—	(0.87)	(1.51)		(1.52)	(1.00)		—
From return of capital	(0.01)	—	—		—	—		—
Total distributions to shareholders	(0.11)	(1.03)	(1.57)		(1.59)	(1.12)		(0.09)
Increase due to capital contributions	—	—	—		—	0.01		—
Net Asset Value, End of Period	$6.87	$13.12	$15.21		$15.01	$14.02		$12.77
Total return (e)	(47.05)%	(7.88)%	13.09	%(f)	20.24%	19.90	%(g)	47.80%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.17%	1.10%	1.12	%(i)	1.08%	1.20%		1.28%
Interest expense	—	—	—		—	—	%(j)	—
Net expenses (h)	1.17%	1.10%	1.12	%(i)	1.08%	1.20%		1.28%
Net investment income (h)	0.97%	0.83%	0.76	%(i)	0.80%	0.99%		0.79%
Portfolio turnover rate	46%	24%	53	%(f)	41%	61%		79%
Net assets, end of period (000's)	$966,440	$1,677,414	$1,296,803		$874,429	$10,258		$8,121

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$12.86	$14.94	$14.80		$13.89	$12.70		$8.67
Income from Investment Operations:
Net investment income (c)	0.02	0.03	—	(d)	0.01	0.03		— (d)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.11)	(1.19)	1.65		2.43	2.20	(e)	4.05
Total from investment operations	(6.09)	(1.16)	1.65		2.44	2.23		4.05
Less Distributions to Shareholders:
From net investment income	(0.03)	(0.05)	—	(d)	(0.01)	(0.05)		(0.02)
From net realized gains	—	(0.87)	(1.51)		(1.52)	(1.00)		—
From return of capital	(0.01)	—	—		—	—		—
Total distributions to shareholders	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)		(0.02)
Increase due to capital contributions	—	—	—		—	0.01		—
Net Asset Value, End of Period	$6.73	$12.86	$14.94		$14.80	$13.89		$12.70
Total return (f)	(47.41)%	(8.61)%	12.36	%(g)	19.32%	18.91	%(h)	46.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.92%	1.85%	1.87	%(j)	1.84%	1.95%		2.03%
Interest expense	—	—	—		—	—	%(k)	—
Net expenses (i)	1.92%	1.85%	1.87	%(j)	1.84%	1.95%		2.03%
Net investment income (loss) (i)	0.18%	0.18%	(0.02	)%(j)	0.05%	0.24%		0.04%
Portfolio turnover rate	46%	24%	53	%(g)	41%	61%		79%
Net assets, end of period (000's)	$66,254	$179,087	$255,123		$312,587	$4,447		$3,650

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$12.90	$14.99	$14.84		$13.93	$12.73		$8.69
Income from Investment Operations:
Net investment income (c)	0.02	0.01	—	(d)	0.01	0.05		— (d)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.13)	(1.18)	1.66		2.43	2.19	(e)	4.05
Total from investment operations	(6.11)	(1.17)	1.66		2.44	2.24		4.05
Less Distributions to Shareholders:
From net investment income	(0.03)	(0.05)	—	(d)	(0.01)	(0.05)		(0.01)
From net realized gains	—	(0.87)	(1.51)		(1.52)	(1.00)		—
From return of capital	(0.01)	—	—		—	—		—
Total distributions to shareholders	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)		(0.01)
Increase due to capital contributions	—	—	—		—	0.01		—
Net Asset Value, End of Period	$6.75	$12.90	$14.99		$14.84	$13.93		$12.73
Total return (f)	(47.42)%	(8.65)%	12.40	%(g)	19.25%	18.97	%(h)	46.66%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.92%	1.85%	1.87	%(j)	1.84%	1.95%		2.03%
Interest expense	—	—	—		—	—	%(k)	—
Net expenses (i)	1.92%	1.85%	1.87	%(j)	1.84%	1.95%		2.03%
Net investment income (i)	0.19%	0.07%	0.03	%(j)	0.05%	0.36%		0.04%
Portfolio turnover rate	46%	24%	53	%(g)	41%	61%		79%
Net assets, end of period (000's)	$144,370	$318,190	$249,067		$123,789	$944		$684

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$13.11	$15.21	$15.01		$14.25
Income from Investment Operations:
Net investment income (c)	0.09	0.05	0.08		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.24)	(1.16)	1.66		0.75
Total from investment operations	(6.15)	(1.11)	1.74		0.76
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.12)	(0.03)		—	(d)
From net realized gains	—	(0.87)	(1.51)		—
From return of capital	(0.01)	—	—		—
Total distributions to shareholders	(0.09)	(0.99)	(1.54)		—	(d)
Net Asset Value, End of Period	$6.87	$13.11	$15.21		$15.01
Total return (e)	(47.13)%	(8.17)%	12.86	%(f)	5.36	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.42%	1.35%	1.37	%(h)	1.44	%(h)
Net investment income (g)	0.94%	0.35%	0.61	%(h)	0.44	%(h)
Portfolio turnover rate	46%	24%	53	%(f)	41	%(f)
Net assets, end of period (000's)	$145,227	$46,252	$7,337		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$13.13	$15.23	$15.03		$14.04	$12.79		$8.72
Income from Investment Operations:
Net investment income (c)	0.14	0.17	0.13		0.13	0.16		0.12
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.25)	(1.21)	1.68		2.49	2.23	(d)	4.07
Total from investment operations	(6.11)	(1.04)	1.81		2.62	2.39		4.19
Less Distributions to Shareholders:
From net investment income	(0.13)	(0.19)	(0.10)		(0.11)	(0.15)		(0.12)
From net realized gains	—	(0.87)	(1.51)		(1.52)	(1.00)		—
From return of capital	(0.01)	—	—		—	—		—
Total distributions to shareholders	(0.14)	(1.06)	(1.61)		(1.63)	(1.15)		(0.12)
Increase Due to Capital Contributions	—	—	—		—	0.01		—
Net Asset Value, End of Period	$6.88	$13.13	$15.23		$15.03	$14.04		$12.79
Total return (e)	(46.87)%	(7.70)%	13.36	%(f)	20.49%	20.16	%(g)	48.18%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.92%	0.85%	0.87	%(i)	0.84%	0.95%		1.03%
Interest expense	—	—	—		—	—	%(j)	—
Net expenses (h)	0.92%	0.85%	0.87	%(i)	0.84%	0.95%		1.03%
Net investment income (h)	1.23%	1.10%	1.00	%(i)	0.94%	1.24%		1.04%
Portfolio turnover rate	46%	24%	53	%(f)	41%	61%		79%
Net assets, end of period (000's)	$1,459,522	$2,109,483	$1,758,133		$1,415,664	$591,318		$492,327

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$12.21	$13.86	$14.12		$12.52	$12.26		$7.71
Income from Investment Operations:
Net investment income (loss) (c)	0.11	0.06	0.03		0.04	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.47)	(1.21)	0.65		2.98	1.47		4.67
Total from investment operations	(5.36)	(1.15)	0.68		3.02	1.43		4.66
Less Distributions to Shareholders:
From net investment income	(0.11)	(0.05)	(0.01)		(0.03)	—		(0.02)
From net realized gains	—	(0.45)	(0.93)		(1.39)	(1.17)		(0.09)
Total distributions to shareholders	(0.11)	(0.50)	(0.94)		(1.42)	(1.17)		(0.11)
Net Asset Value, End of Period	$6.74	$12.21	$13.86		$14.12	$12.52		$12.26
Total return (d)	(44.03)%	(8.74)%	5.49	%(e)	26.14%	13.42	%(f)	60.64	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.28%	1.26%	1.27	%(h)	1.23%	1.47%		1.55%
Interest expense	—	—	—		—	—	%(i)	—
Net expenses (g)	1.28%	1.26%	1.27	%(h)	1.23%	1.47%		1.55%
Waiver/Reimbursement	—	—	—		—	0.02%		0.05%
Net investment income (loss) (g)	1.05%	0.46%	0.25	%(h)	0.33%	(0.30)%		(0.10)%
Portfolio turnover rate	56%	41%	61	%(e)	80%	61%		111%
Net assets, end of period (000's)	$235,871	$368,060	$118,549		$8,646	$4,868		$3,840

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$11.74	$13.41	$13.76		$12.28	$12.13		$7.68
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(0.04)	(0.06)		(0.05)	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.24)	(1.18)	0.64		2.90	1.44		4.63
Total from investment operations	(5.21)	(1.22)	0.58		2.85	1.32		4.54
Less Distributions to Shareholders:
From net investment income	(0.04)	—	—		—	—		—
From net realized gains	—	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)
Total distributions to shareholders	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)
Net Asset Value, End of Period	$6.49	$11.74	$13.41		$13.76	$12.28		$12.13
Total return (d)	(44.46)%	(9.49)%	4.82	%(e)	25.12%	12.59	%(f)	59.34	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.03%	2.01%	2.02	%(h)	1.98%	2.22%		2.30%
Interest expense	—	—	—		—	—	%(i)	—
Net expenses (g)	2.03%	2.01%	2.02	%(h)	1.98%	2.22%		2.30%
Waiver/Reimbursement	—	—	—		—	0.02%		0.05%
Net investment income (loss) (g)	0.29%	(0.28)%	(0.53	)%(h)	(0.43)%	(1.05)%		(0.85)%
Portfolio turnover rate	56%	41%	61	%(e)	80%	61%		111%
Net assets, end of period (000's)	$2,373	$5,248	$3,746		$2,158	$1,569		$1,395

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$11.73	$13.40	$13.75		$12.27	$12.13		$7.67
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(0.04)	(0.06)		(0.04)	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.23)	(1.18)	0.64		2.89	1.43		4.64
Total from investment operations	(5.20)	(1.22)	0.58		2.85	1.31		4.55
Less Distributions to Shareholders:
From net investment income	(0.04)	—	—		—	—		—
From net realized gains	—	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)
Total distributions to shareholders	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)
Net Asset Value, End of Period	$6.49	$11.73	$13.40		$13.75	$12.27		$12.13
Total return (d)	(44.41)%	(9.49)%	4.83	%(e)	25.14%	12.51	%(f)	59.54	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.03%	2.01%	2.02	%(h)	1.98%	2.22%		2.30%
Interest expense	—	—	—		—	—	%(i)	—
Net expenses (g)	2.03%	2.01%	2.02	%(h)	1.98%	2.22%		2.30%
Waiver/Reimbursement	—	—	—		—	0.02%		0.05%
Net investment income (loss) (g)	0.29%	(0.29)%	(0.49	)%(h)	(0.32)%	(1.05)%		(0.85)%
Portfolio turnover rate	56%	41%	61	%(e)	80%	61%		111%
Net assets, end of period (000's)	$22,159	$46,303	$17,032		$1,671	$370		$278

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Year	$12.17	$13.83	$14.11		$12.93
Income from Investment Operations:
Net investment income (c)	0.09	0.03	—	(d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	(5.45)	(1.22)	0.65		1.18
Total from investment operations	(5.36)	(1.19)	0.65		1.18
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.02)	—		—
From net realized gains	—	(0.45)	(0.93)		—
Total distributions to shareholders	(0.09)	(0.47)	(0.93)		—
Net Asset Value, End of Year	$6.72	$12.17	$13.83		$14.11
Total return (e)	(44.18)%	(9.03)%	5.22	%(f)	9.13	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.53%	1.51%	1.52	%(h)	1.36	%(h)
Net investment income (loss) (g)	0.82%	0.20%	(0.02	)%(h)	0.03	%(h)
Portfolio turnover rate	56%	41%	61	%(f)	80	%(f)
Net assets, end of period (000's)	$14,765	$13,851	$1,727		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009	2008	2007 (a)		2006 (b)	2005		2004
Net Asset Value, Beginning of Period	$12.29	$13.95	$14.21		$12.60	$12.30		$7.73
Income from Investment Operations:
Net investment income (loss) (c)	0.14	0.10	0.06		0.07	(0.01)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(5.51)	(1.23)	0.67		3.00	1.48		4.67
Total from investment operations	(5.37)	(1.13)	0.73		3.07	1.47		4.69
Less Distributions to Shareholders:
From net investment income	(0.14)	(0.08)	(0.06)		(0.06)	—	(d)	(0.03)
From net realized gains	—	(0.45)	(0.93)		(1.40)	(1.17)		(0.09)
Total distributions to shareholders	(0.14)	(0.53)	(0.99)		(1.46)	(1.17)		(0.12)
Net Asset Value, End of Period	$6.78	$12.29	$13.95		$14.21	$12.60		$12.30
Total return (e)	(43.87)%	(8.55)%	5.77	%(f)	26.43%	13.72	%(g)	60.96	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.03%	1.01%	1.02	%(i)	0.98%	1.22%		1.30%
Interest expense	—	—	—		—	—	%(j)	—
Net expenses (h)	1.03%	1.01%	1.02	%(i)	0.98%	1.22%		1.30%
Waiver/Reimbursement	—	—	—		—	0.02%		0.05%
Net investment income (loss) (h)	1.33%	0.71%	0.47	%(i)	0.56%	(0.05)%		0.15%
Portfolio turnover rate	56%	41%	61	%(f)	80%	61%		111%
Net assets, end of period (000's)	$540,951	$654,658	$393,160		$238,856	$197,829		$151,556

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2009 (b)		2008 (c)		2007		2006 (d)		2005		2004
Net Asset Value, Beginning of Period	$20.26		$20.22		$19.53		$17.04		$15.80		$11.86
Income from Investment Operations:
Net investment income (loss) (e)	0.06		0.06		—	(f)	(0.03)		(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.01)		(0.01)		0.69		2.52		1.27		4.00
Total from investment operations	(8.95)		0.05		0.69		2.49		1.24		3.94
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.01)		—		—		—		—
Net Asset Value, End of Period	$11.30		$20.26		$20.22		$19.53		$17.04		$15.80
Total return (g)(h)	(44.21)%		0.24	%(i)	3.53%		14.61%		7.85%		33.22%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%		1.30%		1.37%
Waiver/Reimbursement	0.02%		0.01	%(k)	0.01%		0.06	%(l)	0.03	%(l)	0.02	%(l)
Net investment income (loss)	0.36	%(j)	0.29	%(j)(k)	0.01	%(j)	(0.15)%		(0.21)%		(0.42)%
Portfolio turnover rate	21	%(i)(m)	—		—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	54	%(i)	58	%(i)	42%		62%		62%		94%
Net assets, end of period (000's)	$1,383,438		$3,024,016		$2,864,153		$1,956,822		$988,948		$546,537

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to Novermber 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2009 (b)		2008 (c)		2007		2006 (d)		2005		2004
Net Asset Value, Beginning of Period	$18.83		$18.92		$18.40		$16.18		$15.12		$11.43
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.09)		(0.13)		(0.15)		(0.15)		(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.35)		—	(f)	0.65		2.37		1.21		3.85
Total from investment operations	(8.41)		(0.09)		0.52		2.22		1.06		3.69
Net Asset Value, End of Period	$10.42		$18.83		$18.92		$18.40		$16.18		$15.12
Total return (g)(h)	(44.66)%		(0.48	)%(i)	2.83%		13.72%		7.01%		32.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%		2.12%
Waiver/Reimbursement	0.02%		0.01	%(k)	0.01%		0.06	%(l)	0.03	%(l)	0.02	%(l)
Net investment loss	(0.39	)%(j)	(0.46	)%(j)(k)	(0.71	)%(j)	(0.85)%		(0.96)%		(1.17)%
Portfolio turnover rate	21	%(i)(m)	—		—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	54	%(i)	58	%(i)	42%		62%		62%		94%
Net assets, end of period (000's)	$44,407		$118,307		$156,923		$198,749		$194,668		$200,270

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to Novermber 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2009 (b)		2008 (c)		2007		2006 (d)		2005		2004
Net Asset Value, Beginning of Period	$18.86		$18.94		$18.43		$16.20		$15.14		$11.44
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.08)		(0.13)		(0.15)		(0.15)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.36)		—	(f)	0.64		2.38		1.21		3.87
Total from investment operations	(8.42)		(0.08)		0.51		2.23		1.06		3.70
Net Asset Value, End of Period	$10.44		$18.86		$18.94		$18.43		$16.20		$15.14
Total return (g)(h)	(44.64)%		(0.42	)%(i)	2.77%		13.77%		7.00%		32.34%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%		2.12%
Waiver/Reimbursement	0.02%		0.01	%(k)	0.01%		0.06	%(l)	0.03	%(l)	0.02	%(l)
Net investment loss	(0.39	)%(j)	(0.46	)%(j)(k)	(0.74	)%(j)	(0.89)%		(0.96)%		(1.17)%
Portfolio turnover rate	21	%(i)(m)	—		—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	54	%(i)	58	%(i)	42%		62%		62%		94%
Net assets, end of period (000's)	$384,025		$891,076		$832,852		$679,735		$352,016		$177,599

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to Novermber 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares (a)	Year Ended February 28, 2009 (b)		Period Ended February 29, 2008 (c)		Year Ended March 31, 2007		Period Ended March 31, 2006 (d)
Net Asset Value, Beginning of Period	$20.13		$20.14		$19.49		$18.89
Income from Investment Operations:
Net investment income (loss) (e)	0.02		0.01		(0.08)		(0.01)
Net realized and unrealized gain on investments and foreign currency	(8.95)		(0.02)		0.73		0.61
Total from investment operations	(8.93)		(0.01)		0.65		0.60
Net Asset Value, End of Period	$11.20		$20.13		$20.14		$19.49
Total return (f)(g)	(44.36)%		(0.05	)%(h)	3.34%		3.18	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.49	%(i)	1.45	%(i)(j)	1.47	%(i)	1.54	%(j)
Waiver/Reimbursement	0.02%		0.01	%(j)	0.01%		0.07	%(j)(k)
Net investment income (loss)	0.15	%(i)	0.06	%(i)(j)	(0.42	)%(i)	(0.35	)%(j)
Portfolio turnover rate	21	%(h)(l)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	54	%(h)	58	%(h)	42%		62	%(h)
Net assets, end of period (000's)	$9,941		$11,860		$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to Novermber 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  Class R shares commenced operations on January 23, 2006.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the period ended March 31, 2006.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2009 (b)		2008 (c)		2007		2006 (d)		2005		2004
Net Asset Value, Beginning of Period	$20.63		$20.58		$19.82		$17.25		$15.96		$11.95
Income from Investment Operations:
Net investment income (loss) (e)	0.11		0.11		0.05		0.02		0.01		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.17)		(0.01)		0.71		2.55		1.28		4.03
Total from investment operations	(9.06)		0.10		0.76		2.57		1.29		4.01
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.05)		—		—		—		—
Net Asset Value, End of Period	$11.47		$20.63		$20.58		$19.82		$17.25		$15.96
Total return (f)(g)	(44.09)%		0.46	%(h)	3.83%		14.90%		8.08%		33.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.99	%(i)	0.95	%(i)(j)	0.97	%(i)	0.96%		1.05%		1.12%
Waiver/Reimbursement	0.02%		0.01	%(j)	0.01%		0.06	%(k)	0.03	%(k)	0.02	%(k)
Net investment income (loss)	0.63	%(i)	0.54	%(i)(j)	0.25	%(i)	0.11%		0.04%		(0.17)%
Portfolio turnover rate	21	%(h)(l)	—		—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	54	%(h)	58	%(h)	42%		62%		62%		94%
Net assets, end of period (000's)	$1,329,782		$2,335,800		$2,044,397		$1,446,667		$774,996		$371,942

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to Novermber 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class A Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$13.66		$14.86		$13.35		$12.00		$11.55		$8.76
Income from Investment Operations:
Net investment income (e)	0.13		0.11		0.14		0.11		0.10		0.03
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.49)		(0.41)		1.46		1.35		0.45	(f)	2.79
Total from investment operations	(5.36)		(0.30)		1.60		1.46		0.55		2.82
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.14)		(0.09)		(0.11)		(0.10)		(0.03)
From net realized gains	(0.25)		(0.76)		—		—		—		—
Total distributions to shareholders	(0.35)		(0.90)		(0.09)		(0.11)		(0.10)		(0.03)
Net Asset Value, End of Period	$7.95		$13.66		$14.86		$13.35		$12.00		$11.55
Total return (g)	(40.12	)%(i)	(2.69	)%(h)	12.00%		12.19	%(i)	4.71	%(i)(j)	32.21	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.15	%(k)	1.07	%(k)(l)	1.05	%(k)	1.03%		1.12	%(m)	1.18	%(m)
Interest expense	—	%(n)	—	%(l)(n)	—	%(n)	—		—	%(n)	—
Net expenses	1.15	%(k)	1.07	%(k)(l)	1.05	%(k)	1.03%		1.12	%(m)	1.18	%(m)
Waiver/Reimbursement	—	%(n)	—		—		0.06	%(o)	0.03	%(o)	0.03	%(o)
Net investment income	1.10	%(k)	0.81	%(k)(l)	0.98	%(k)	0.86%		0.89%		0.27%
Portfolio turnover rate	156%		—	%(h)(n)(p)	—		—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		98	%(h)	148%		106%		122%		47%
Net assets, end of period (000's)	$95,714		$172,569		$194,203		$201,359		$213,513		$245,616

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  The reimbursement from the investment advisor had an impact of les than 0.01%.

(n)  Rounds to less than 0.01%.

(o)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class B Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$13.23		$14.39		$12.95		$11.65		$11.21		$8.54
Income from Investment Operations:
Net investment income (loss) (e)	0.03		—	(f)	0.03		0.01		0.02		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.28)		(0.40)		1.41		1.31		0.42	(g)	2.72
Total from investment operations	(5.25)		(0.40)		1.44		1.32		0.44		2.67
Less Distributions to Shareholders:
From net investment income	(0.02)		—	(f)	—		(0.02)		—	(f)	—
From net realized gains	(0.25)		(0.76)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.76)		—		(0.02)		—	(f)	—
Net Asset Value, End of Period	$7.71		$13.23		$14.39		$12.95		$11.65		$11.21
Total return (h)	(40.51	)%(j)	(3.34	)%(i)	11.12%		11.33	%(j)	3.93	%(j)(k)	31.26	%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)	1.93	%(n)
Interest expense	—	%(o)	—	%(l)(o)	—	%(o)	—		—	%(o)	—
Net expenses	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)	1.93	%(n)
Waiver/Reimbursement	—	%(o)	—		—		0.06	%(p)	0.03	%(p)	0.03	%(p)
Net investment income (loss)	0.28	%(l)	0.03	%(l)(m)	0.21	%(l)	0.11%		0.14%		(0.48)%
Portfolio turnover rate	156%		—	%(i)(o)(q)	—		—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		98	%(i)	148%		106%		122%		47%
Net assets, end of period (000's)	$3,300		$13,247		$25,523		$31,542		$37,140		$44,571

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of les than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class C Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$13.23		$14.39		$12.94		$11.64		$11.21		$8.54
Income from Investment Operations:
Net investment income (loss) (e)	0.04		0.01		0.03		0.01		0.02		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.30)		(0.41)		1.42		1.31		0.42	(f)	2.72
Total from investment operations	(5.26)		(0.40)		1.45		1.32		0.44		2.67
Less Distributions to Shareholders:
From net investment income	(0.02)		—	(g)	—		(0.02)		(0.01)		—
From net realized gains	(0.25)		(0.76)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.76)		—		(0.02)		(0.01)		—
Net Asset Value, End of Period	$7.70		$13.23		$14.39		$12.94		$11.64		$11.21
Total return (h)	(40.58	)%(j)	(3.34	)%(i)	11.21%		11.34	%(j)	3.91	%(j)(k)	31.26	%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)	1.93	%(n)
Interest expense	—	%(o)	—	%(l)(o)	—	%(o)	—		—	%(o)	—
Net expenses	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)	1.93	%(n)
Waiver/Reimbursement	—	%(o)	—		—		0.06	%(p)	0.03	%(p)	0.03	%(p)
Net investment income (loss)	0.39	%(l)	0.04	%(l)(m)	0.21	%(l)	0.11%		0.14%		(0.48)%
Portfolio turnover rate	156%		—	%(i)(o)(q)	—		—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		98	%(i)	148%		106%		122%		47%
Net assets, end of period (000's)	$1,559		$2,168		$11,413		$14,026		$14,899		$16,702

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of les than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$13.66		$14.88		$13.39		$12.03		$11.58		$8.78
Income from Investment Operations:
Net investment income (e)	0.16		0.15		0.17		0.14		0.13		0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.48)		(0.41)		1.47		1.36		0.45	(f)	2.81
Total from investment operations	(5.32)		(0.26)		1.64		1.50		0.58		2.86
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.20)		(0.15)		(0.14)		(0.13)		(0.06)
From net realized gains	(0.25)		(0.76)		—		—		—		—
Total distributions to shareholders	(0.41)		(0.96)		(0.15)		(0.14)		(0.13)		(0.06)
Net Asset Value, End of Period	$7.93		$13.66		$14.88		$13.39		$12.03		$11.58
Total return (g)	(39.95	)%(i)	(2.43	)%(h)	12.28%		12.50	%(i)	4.98	%(i)(j)	32.58	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.90	%(k)	0.82	%(k)(l)	0.80	%(k)	0.78%		0.87	%(m)	0.93	%(m)
Interest expense	—	%(n)	—	%(l)(n)	—	%(n)	—		—		—
Net expenses	0.90	%(k)	0.82	%(k)(l)	0.80	%(k)	0.78%		0.87	%(m)	0.93	%(m)
Waiver/Reimbursement	—	%(n)	—		—		0.06	%(o)	0.03	%(o)	0.03	%(o)
Net investment income	1.35	%(k)	1.06	%(k)(l)	1.23	%(k)	1.11%		1.14%		0.52%
Portfolio turnover rate	156%		—	%(h)(n)(p)	—		—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		98	%(h)	148%		106%		122%		47%
Net assets, end of period (000's)	$712,304		$1,285,598		$1,466,653		$1,347,623		$1,187,622		$1,517,644

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  The reimbursement from the investment advisor had an impact of les than 0.01%.

(n)  Rounds to less than 0.01%.

(o)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
Class A Shares	2009	2008 (a)(b)(d)		2007 (d)	2006 (c)(d)		2005 (d)		2004 (d)
Net Asset Value, Beginning of Period	$21.59	$21.81		$21.10	$17.67		$16.79		$12.70
Income from Investment Operations:
Net investment income (loss) (e)	0.07	0.02		(0.04)	(0.05)		(0.06)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.86)	0.02		0.75	3.48		0.94		4.17
Total from investment operations	(8.79)	0.04		0.71	3.43		0.88		4.09
Less Distributions to Shareholders:
From net investment income	(0.04)	—		—	—		—		—
From net realized gains	—	(0.26)		—	—		—		—
Total distributions to shareholders	(0.04)	(0.26)		—	—		—		—
Net Asset Value, End of Period	$12.76	$21.59		$21.81	$21.10		$17.67		$16.79
Total return (f)(g)	(40.73)%	0.00	%(h)	3.36%	19.41%		5.24%		32.20%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.26%	1.22	%(j)	1.24%	1.22%		1.30%		1.34%
Interest expense	—	—	%(j)(k)	—	—		—		—
Net expenses (i)	1.26%	1.22	%(j)	1.24%	1.22%		1.30%		1.34%
Waiver/Reimbursement	0.05%	0.03	%(j)	0.04%	0.08	%(l)	0.03	%(l)	0.03	%(l)
Net investment income (loss) (i)	0.37%	0.11	%(j)	(0.19)%	(0.27)%		(0.37)%		(0.49)%
Portfolio turnover rate	85%	—	%(h)(k)(m)	—	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	82	%(h)	52%	71%		89%		96%
Net assets, end of period (000's)	$1,312,382	$2,524,540		$2,488,288	$2,061,076		$1,256,948		$1,030,985

(a)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
Class B Shares	2009	2008 (a)(b)(d)		2007 (d)	2006 (c)(d)		2005 (d)		2004 (d)
Net Asset Value, Beginning of Period	$20.07	$20.42		$19.91	$16.80		$16.08		$12.25
Income from Investment Operations:
Net investment loss (e)	(0.07)	(0.13)		(0.17)	(0.18)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.20)	0.04		0.68	3.29		0.90		4.02
Total from investment operations	(8.27)	(0.09)		0.51	3.11		0.72		3.83
Less Distributions to Shareholders:
From net realized gains	—	(0.26)		—	—		—		—
Net Asset Value, End of Period	$11.80	$20.07		$20.42	$19.91		$16.80		$16.08
Total return (f)(g)	(41.21)%	(0.64	)%(h)	2.56%	18.51%		4.48%		31.27%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.01%	1.97	%(j)	1.99%	1.97%		2.05%		2.09%
Interest expense	—	—	%(j)(k)	—	—		—		—
Net expenses (i)	2.01%	1.97	%(j)	1.99%	1.97%		2.05%		2.09%
Waiver/Reimbursement	0.05%	0.03	%(j)	0.04%	0.08	%(l)	0.03	%(l)	0.03	%(l)
Net investment loss (i)	(0.40)%	(0.67	)%(j)	(0.85)%	(1.01)%		(1.12)%		(1.24)%
Portfolio turnover rate	85%	—	%(h)(k)(m)	—	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	82	%(h)	52%	71%		89%		96%
Net assets, end of period (000's)	$64,937	$196,114		$348,836	$509,933		$517,489		$576,884

(a)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
Class C Shares	2009	2008 (a)(b)(d)		2007 (d)	2006 (c)(d)		2005 (d)		2004 (d)
Net Asset Value, Beginning of Period	$20.13	$20.49		$19.97	$16.85		$16.13		$12.29
Income from Investment Operations:
Net investment loss (e)	(0.07)	(0.15)		(0.18)	(0.19)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.22)	0.05		0.70	3.31		0.90		4.03
Total from investment operations	(8.29)	(0.10)		0.52	3.12		0.72		3.84
Less Distributions to Shareholders:
From net realized gains	—	(0.26)		—	—		—		—
Net Asset Value, End of Period	$11.84	$20.13		$20.49	$19.97		$16.85		$16.13
Total return (f)(g)	(41.18)%	(0.69	)%(h)	2.60%	18.52%		4.46%		31.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.01%	1.97	%(j)	1.99%	1.97%		2.05%		2.09%
Interest expense	—	—	%(j)(k)	—	—		—		—
Net expenses (i)	2.01%	1.97	%(j)	1.99%	1.97%		2.05%		2.09%
Waiver/Reimbursement	0.05%	0.03	%(j)	0.04%	0.08	%(l)	0.03	%(l)	0.03	%(l)
Net investment loss (i)	(0.38)%	(0.74	)%(j)	(0.92)%	(1.01)%		(1.12)%		(1.24)%
Portfolio turnover rate	85%	—	%(h)(k)(m)	—	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	82	%(h)	52%	71%		89%		96%
Net assets, end of period (000's)	$258,191	$522,644		$582,805	$532,250		$382,989		$342,885

(a)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
Class Z Shares	2009	2008 (a)(b)(d)		2007 (d)	2006 (c)(d)		2005 (d)		2004 (d)
Net Asset Value, Beginning of Period	$22.06	$22.22		$21.45	$17.92		$16.98		$12.81
Income from Investment Operations:
Net investment income (loss) (e)	0.13	0.09		0.01	—	(f)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(9.07)	0.01		0.76	3.53		0.96		4.21
Total from investment operations	(8.94)	0.10		0.77	3.53		0.94		4.17
Less Distributions to Shareholders:
From net investment income	(0.10)	—		—	—		—		—
From net realized gains	—	(0.26)		—	—		—		—
Total distributions to shareholders	(0.10)	(0.26)		—	—		—		—
Net Asset Value, End of Period	$13.02	$22.06		$22.22	$21.45		$17.92		$16.98
Total return (g)(h)	(40.60)%	0.27	%(i)	3.59%	19.70%		5.54%		32.55%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.01%	0.97	%(k)	0.99%	0.97%		1.05%		1.09%
Interest expense	—	—	%(k)(l)	—	—		—		—
Net expenses (j)	1.01%	0.97	%(k)	0.99%	0.97%		1.05%		1.09%
Waiver/Reimbursement	0.05%	0.03	%(k)	0.04%	0.08	%(m)	0.03	%(m)	0.03	%(m)
Net investment income (loss) (j)	0.65%	0.40	%(k)	0.06%	(0.01)%		(0.12)%		(0.24)%
Portfolio turnover rate	85%	—	%(i)(l)(n)	—	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	82	%(i)	52%	71%		89%		96%
Net assets, end of period (000's)	$874,565	$1,285,252		$1,247,610	$1,022,812		$751,124		$701,306

(a)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.55		$14.28		$13.58		$10.61		$9.70		$6.19
Income from Investment Operations:
Net investment income (loss) (c)	0.01		0.02		0.11	(d)	(0.03)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.25)		0.77	(e)	0.89		3.00		0.96		3.56
Total from investment operations	(7.24)		0.79		1.00		2.97		0.91		3.51
Less Distributions to Shareholders:
From net investment income	—		—		(0.10)		—	(f)	—		—
From net realized gains	—		(0.49)		(0.20)		—		—		—
From return of capital	—		(0.03)		—		—		—		—
Total distributions to shareholders	—		(0.52)		(0.30)		—	(f)	—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(f)	—		—		—		—		—
Net Asset Value, End of Period	$7.31		$14.55		$14.28		$13.58		$10.61		$9.70
Total return (g)	(49.76	)%(h)	5.16	%(h)	7.59	%(h)(i)	28.04	%(h)	9.38%		56.70%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.25%		1.20%		1.26	%(k)	1.31%		1.40%		1.49%
Interest expense	—		—		—		—		—	%(l)	—	%(l)
Net expenses (j)	1.25%		1.20%		1.26	%(k)	1.31%		1.40%		1.49%
Waiver/Reimbursement	0.04%		0.02%		0.02	%(k)	0.01%		—		—
Net investment income (loss) (j)	0.12%		0.15%		0.84	%(k)	(0.22)%		(0.50)%		(0.59)%
Portfolio turnover rate	152%		113%		86	%(i)	141%		130%		204%
Net assets, end of period (000's)	$1,967,386		$5,062,299		$2,474,268		$675,287		$187,094		$48,630

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$13.86		$13.73		$12.99		$10.22		$9.42		$6.05
Income from Investment Operations:
Net investment income (loss) (c)	(0.07)		(0.08)		—	(d)(e)	(0.11)		(0.12)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.87)		0.73	(f)	0.88		2.88		0.92		3.50
Total from investment operations	(6.94)		0.65		0.88		2.77		0.80		3.37
Less Distributions to Shareholders:
From net investment income	—		—		(0.02)		—		—		—
From net realized gains	—		(0.49)		(0.12)		—		—		—
From return of capital	—		(0.03)		—		—		—		—
Total distributions to shareholders	—		(0.52)		(0.14)		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(e)	—		—		—		—		—
Net Asset Value, End of Period	$6.92		$13.86		$13.73		$12.99		$10.22		$9.42
Total return (g)	(50.07	)%(h)	4.34	%(h)	6.88	%(h)(i)	27.10	%(h)	8.49%		55.70%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.00%		1.95%		2.01	%(k)	2.06%		2.15%		2.24%
Interest expense	—		—		—		—		—	%(l)	—	%(l)
Net expenses (j)	2.00%		1.95%		2.01	%(k)	2.06%		2.15%		2.24%
Waiver/Reimbursement	0.04%		0.02%		0.02	%(k)	0.01%		—		—
Net investment loss (j)	(0.63)%		(0.56)%		(0.02	)%(k)	(0.96)%		(1.25)%		(1.34)%
Portfolio turnover rate	152%		113%		86	%(i)	141%		130%		204%
Net assets, end of period (000's)	$95,889		$230,505		$167,144		$97,006		$60,495		$48,277

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$13.86		$13.73		$12.99		$10.22		$9.42		$6.05
Income from Investment Operations:
Net investment income (loss) (c)	(0.07)		(0.09)		0.01	(d)	(0.11)		(0.12)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.88)		0.74	(e)	0.87		2.88		0.92		3.50
Total from investment operations	(6.95)		0.65		0.88		2.77		0.80		3.37
Less Distributions to Shareholders:
From net investment income	—		—		(0.02)		—		—		—
From net realized gains	—		(0.49)		(0.12)		—		—		—
From return of capital	—		(0.03)		—		—		—		—
Total distributions to shareholders	—		(0.52)		(0.14)		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(f)	—		—		—		—		—
Net Asset Value, End of Period	$6.91		$13.86		$13.73		$12.99		$10.22		$9.42
Total return (g)	(50.14	)%(h)	4.34	%(h)	6.88	%(h)(i)	27.10	%(h)	8.49%		55.70%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.00%		1.95%		2.01	%(k)	2.06%		2.15%		2.24%
Interest expense	—		—		—		—		—	%(l)	—	%(l)
Net expenses (j)	2.00%		1.95%		2.01	%(k)	2.06%		2.15%		2.24%
Waiver/Reimbursement	0.04%		0.02%		0.02	%(k)	0.01%		—		—
Net investment income (loss) (j)	(0.63)%		(0.60)%		0.11	%(k)	(0.96)%		(1.25)%		(1.34)%
Portfolio turnover rate	152%		113%		86	%(i)	141%		130%		204%
Net assets, end of period (000's)	$622,098		$1,418,014		$651,596		$157,286		$38,460		$14,700

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.55		$14.32	$13.58		$12.53
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)		(0.02)	0.16	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.24)		0.77 (e)	0.81		1.07
Total from investment operations	(7.26)		0.75	0.97		1.05
Less Distributions to Shareholders:
From net investment income	—		—	(0.06)		—
From net realized gains	—		(0.49)	—		—	(f)
From return of capital	—		(0.03)	(0.17)		—
Total distributions to shareholders	—		(0.52)	(0.23)		—	(f)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(f)	—	—		—
Net Asset Value, End of Period	$7.29		$14.55	$14.32		$13.58
Total return (g)(h)	(49.90)%		4.87%	7.38	%(i)	8.38	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (j)	1.50%		1.45%	1.51	%(k)	1.63	%(k)
Waiver/Reimbursement	0.04%		0.02%	0.02	%(k)	0.03	%(k)
Net investment income (loss) (j)	(0.13)%		(0.15)%	1.25	%(k)	(0.91	)%(k)
Portfolio turnover rate	152%		113%	86	%(i)	141	%(i)
Net assets, end of period (000's)	$42,429		$47,777	$4,394		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.76		$14.45		$13.76		$10.75		$9.80		$6.24
Income from Investment Operations:
Net investment income (loss) (c)	0.05		0.07		0.13	(d)	—	(e)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.37)		0.76	(f)	0.91		3.04		0.98		3.59
Total from investment operations	(7.32)		0.83		1.04		3.04		0.95		3.56
Less Distributions to Shareholders:
From net investment income	—		—		(0.12)		(0.03)		—		—
From net realized gains	—		(0.49)		(0.23)		—		—		—
From return of capital	—		(0.03)		—		—		—		—
Total distributions to shareholders	—		(0.52)		(0.35)		(0.03)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(e)	—		—		—		—		—
Net Asset Value, End of Period	$7.44		$14.76		$14.45		$13.76		$10.75		$9.80
Total return (g)	(49.59	)%(h)	5.38	%(h)	7.84	%(h)(i)	28.33	%(h)	9.69%		57.05%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.00%		0.95%		1.01	%(k)	1.06%		1.15%		1.24%
Interest expense	—		—		—		—		—	%(l)	—	%(l)
Net expenses (j)	1.00%		0.95%		1.01	%(k)	1.06%		1.15%		1.24%
Waiver/Reimbursement	0.04%		0.02%		0.02	%(k)	0.01%		—		—
Net investment income (loss) (j)	0.37%		0.41%		1.03	%(k)	0.04%		(0.25)%		(0.34)%
Portfolio turnover rate	152%		113%		86	%(i)	141%		130%		204%
Net assets, end of period (000's)	$870,875		$1,614,313		$732,508		$274,594		$114,896		$37,027

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflect special dividends. The effect of these dividends amounted to less than $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class A Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$10.57		$13.79		$17.56		$15.06		$15.04		$9.96
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.10)		(0.12)		(0.13)		(0.14)		(0.13)
Net realized and unrealized gain (loss) on investments	(4.51)		(0.41)		(0.24	)(f)	4.51		0.16		5.21
Total from investment operations	(4.58)		(0.51)		(0.36)		4.38		0.02		5.08
Less Distributions to Shareholders:
From net realized gains	—		(2.69)		(3.41)		(1.88)		—		—
Return of capital	—		(0.02)		—		—		—		—
Total distributions to shareholders	—		(2.71)		(3.41)		(1.88)		—		—
Net Asset Value, End of Period	$5.99		$10.57		$13.79		$17.56		$15.06		$15.04
Total return (g)(h)	(43.33)%		(6.45	)%(i)	(0.03)%		30.90%		0.13%		51.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.27	%(j)	1.20	%(j)(k)	1.23	%(j)	1.24%		1.32%		1.38	%(l)
Interest expense	—	%(m)	—	%(k)(m)	—		—		—		—	%(m)
Net expenses	1.27	%(j)	1.20	%(j)(k)	1.23	%(j)	1.24%		1.32%		1.38	%(l)
Waiver/Reimbursement	0.05%		0.04	%(k)	0.03%		0.07	%(n)	0.08	%(n)	0.12	%(n)
Net investment loss	(0.80	)%(j)	(0.85	)%(j)(k)	(0.81	)%(j)	(0.84)%		(0.96)%		(1.00)%
Portfolio turnover rate	130%		3	%(i)(o)	—		—		—		40	%(p)
Turnover of Columbia Small Cap Growth Master Portfolio	—		199	%(i)	188%		117%		59%		26	%(i)
Net assets, end of period (000's)	$90,647		$173,675		$207,258		$150,761		$132,400		$212,854

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008 the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of 0.02%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

(p)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class B Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$9.44		$12.49		$16.21		$14.13		$14.22		$9.49
Income from Investment Operations:
Net investment loss (e)	(0.13)		(0.13)		(0.21)		(0.24)		(0.24)		(0.22)
Net realized and unrealized gain (loss) on investments	(4.00)		(0.40)		(0.22	)(f)	4.20		0.15		4.95
Total from investment operations	(4.13)		(0.53)		(0.43)		3.96		(0.09)		4.73
Less Distributions to Shareholders:
From net realized gains	—		(2.50)		(3.29)		(1.88)		—		—
Return of capital	—		(0.02)		—		—		—		—
Total distributions to shareholders	—		(2.52)		(3.29)		(1.88)		—		—
Net Asset Value, End of Period	$5.31		$9.44		$12.49		$16.21		$14.13		$14.22
Total return (g)(h)	(43.75)%		(7.15	)%(i)	(0.69)%		29.92%		(0.63)%		49.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%		2.13	%(l)
Interest expense	—	%(m)	—	%(k)(m)	—		—		—		—	%(m)
Net expenses	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%		2.13	%(l)
Waiver/Reimbursement	0.05%		0.04	%(k)	0.03%		0.07	%(n)	0.08	%(n)	0.12	%(n)
Net investment loss	(1.54	)%(j)	(1.60	)%(j)(k)	(1.58	)%(j)	(1.59)%		(1.73)%		(1.75)%
Portfolio turnover rate	130%		3	%(i)(o)	—		—		—		40	%(p)
Turnover of Columbia Small Cap Growth Master Portfolio	—		199	%(i)	188%		117%		59%		26	%(i)
Net assets, end of period (000's)	$3,362		$9,184		$13,018		$16,229		$16,131		$19,367

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008 the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of 0.02%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

(p)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class C Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$9.67		$12.74		$16.47		$14.33		$14.42		$9.62
Income from Investment Operations:
Net investment loss (e)	(0.13)		(0.17)		(0.21)		(0.24)		(0.24)		(0.22)
Net realized and unrealized gain (loss) on investments	(4.10)		(0.38)		(0.23	)(f)	4.26		0.15		5.02
Total from investment operations	(4.23)		(0.55)		(0.44)		4.02		(0.09)		4.80
Less Distributions to Shareholders:
From net realized gains	—		(2.50)		(3.29)		(1.88)		—		—
From return of capital	—		(0.02)		—		—		—		—
Total distributions to shareholders	—		(2.52)		(3.29)		(1.88)		—		—
Net Asset Value, End of Period	$5.44		$9.67		$12.74		$16.47		$14.33		$14.42
Total return (g)(h)	(43.74)%		(7.17	)%(i)	(0.74)%		29.93%		(0.62)%		49.90%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%		2.13	%(l)
Interest expense	—	%(m)	—	%(k)(m)	—		—		—		—	%(m)
Net expenses	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%		2.13	%(l)
Waiver/Reimbursement	0.05%		0.04	%(k)	0.03%		0.07	%(n)	0.08	%(n)	0.12	%(n)
Net investment loss	(1.55	)%(j)	(1.60	)%(j)(k)	(1.57	)%(j)	(1.59)%		(1.73)%		(1.75)%
Portfolio turnover rate	130%		3	%(i)(o)	—		—		—		40	%(p)
Turnover of Columbia Small Cap Growth Master Portfolio	—		199	%(i)	188%		117%		59%		26	%(i)
Net assets, end of period (000's)	$2,081		$3,689		$4,998		$4,452		$3,651		$5,454

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008 the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of 0.02%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

(p)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class Z Shares	2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)		2004 (a)
Net Asset Value, Beginning of Period	$11.01		$14.30		$18.06		$15.40		$15.35		$10.14
Income from Investment Operations:
Net investment loss (e)	(0.05)		(0.07)		(0.08)		(0.10)		(0.11)		(0.10)
Net realized and unrealized gain (loss) on investments	(4.71)		(0.44)		(0.23	)(f)	4.64		0.16		5.31
Total from investment operations	(4.76)		(0.51)		(0.31)		4.54		0.05		5.21
Less Distributions to Shareholders:
From net realized gains	—		(2.76)		(3.45)		(1.88)		—		—
From return of capital	—		(0.02)		—		—		—		—
Total distributions to shareholders	—		(2.78)		(3.45)		(1.88)		—		—
Net Asset Value, End of Year	$6.25		$11.01		$14.30		$18.06		$15.40		$15.35
Total return (g)(h)	(43.23)%		(6.31	)%(i)	0.33%		31.26%		0.33%		51.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.02	%(j)	0.95	%(j)(k)	0.98	%(j)	0.99%		1.07%		1.13	%(l)
Interest expense	—	%(m)	—	%(k)(m)	—		—		—		—	%(m)
Net expenses	1.02	%(j)	0.95	%(j)(k)	0.98	%(j)	0.99%		1.07%		1.13	%(l)
Waiver/Reimbursement	0.05%		0.04	%(k)	0.03%		0.07	%(n)	0.08	%(n)	0.12	%(n)
Net investment loss	(0.54	)%(j)	(0.59	)%(j)(k)	(0.56	)%(j)	(0.59)%		(0.73)%		(0.75)%
Portfolio turnover rate	130%		3	%(i)(o)	—		—		—		40	%(p)
Turnover of Columbia Small Cap Growth Master Portfolio	—		199	%(i)	188%		117%		59%		26	%(i)
Net assets, end of period (000's)	$143,511		$279,900		$378,164		$308,930		$360,975		$509,419

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008 the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of 0.02%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

(p)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
February 28, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Convertible Securities Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund II

Columbia Marsico Growth Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico 21st Century Fund

Columbia Small Cap Growth Fund II

Investment Objectives

Columbia Convertible Securities Fund seeks total return, consisting of capital appreciation and current income. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Large Cap Core Fund each seek long-term capital appreciation. Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II each seek long-term growth of capital.

Prior to November 10, 2008, Columbia Marsico Growth Fund (the "Former Feeder Fund") operated in a master-feeder structure, investing all or substantially all of its assets in Columbia Marsico Growth Master Portfolio (the "Master Portfolio"). Effective November 10, 2008, Columbia Marsico Growth Fund redeemed in-kind its investment in Columbia Marsico Growth Master Portfolio and converted into a stand-alone fund, investing directly in individual portfolio securities rather than in the master portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009 each Fund will no longer accept investments in Class B shares from new or existing investors in each Fund's Class B shares except in connection with the reinvestment of any dividend and/or capital gain distributions in each Fund's Class B shares and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day

Stock Funds, February 28, 2009 (continued)

are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities and exchange-traded funds generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On March 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of February 28, 2009, in valuing each Fund's assets:

Columbia Convertible Securities Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$26,345,981	$—
Level 2 – Other Significant Observable Inputs	368,829,016	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$395,174,997	$—

Stock Funds, February 28, 2009 (continued)

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Convertible Securities Fund (cont'd)

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$4,752,561	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain(loss)	(171,950)	—
Change in unrealized appreciation (depreciation)	31,350	—
Net purchases/sales	(4,611,961)	—
Transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Columbia Large Cap Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,729,905,537	$—
Level 2 – Other Significant Observable Inputs	9,634,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,739,539,537	$—

Columbia Mid Cap Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$2,712,283,821	$—
Level 2 – Other Significant Observable Inputs	64,276,114	—
Level 3 – Significant Unobservable Inputs	1,058	—
Total	$2,776,560,993	$—

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Mid Cap Value Fund (cont'd)

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$1,058	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases/sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$1,058	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

There was no change in unrealized gains or losses attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3).

Columbia Small Cap Value Fund II

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$783,052,044	$—
Level 2 – Other Significant Observable Inputs	34,571,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$817,623,044	$—

Columbia Marsico Growth Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$2,923,628,996	$—
Level 2 – Other Significant Observable Inputs	190,143,502	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,113,772,498	$—

Stock Funds, February 28, 2009 (continued)

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Columbia Large Cap Core Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$807,881,842	$57,200
Level 2 – Other Significant Observable Inputs	1,626,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$809,507,842	$57,200

*  Other financial instruments consist of written option contracts which are not included in the investment portfolio.

Columbia Marsico Focused Equities Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$2,426,914,805	$—
Level 2 – Other Significant Observable Inputs	113,087,547	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$2,540,002,352	$—

Columbia Marsico 21st Century Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$2,969,111,772	$—
Level 2 – Other Significant Observable Inputs	778,821,307	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,747,933,079	$—

Columbia Small Cap Growth Fund II

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$234,561,227	$—
Level 2 – Other Significant Observable Inputs	3,128,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$237,689,227	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written option contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to

Stock Funds, February 28, 2009 (continued)

the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Prior to November 10, 2008, Columbia Marsico Growth Fund recorded its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by its Master Portfolio on a daily basis. The

Stock Funds, February 28, 2009 (continued)

investment income, realized and unrealized gains and losses and expenses were allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund, if any, are declared and distributed quarterly. Distributions from net investment income for the remaining Funds, if any, are declared and distributed annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2009, permanent book and tax basis differences resulting primarily from differing treatments for allocation from Master Portfolio, foreign currency transactions, distribution reclassifications, expired capital loss carryforwards, adjustments on certain convertible preferred securities, wash sales adjustments, partnership adjustments, net operating loss and redemption based payments treated as dividends paid deductions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Convertible Securities Fund	$705,387	$(705,384)	$(3)
Columbia Large Cap Value Fund	1	(1)	—
Columbia Mid Cap Value Fund	(21,626)	21,625	1
Columbia Small Cap Value Fund II	183,719	(250,906)	67,187
Columbia Marsico Growth Fund	(177,134)	247,385	(70,251)
Columbia Large Cap Core Fund	(59,617)	5,344,686	(5,285,069)
Columbia Marsico Focused Equities Fund	411	(73,203)	72,792
Columbia Marsico 21st Century Fund	(598,393)	598,394	(1)
Columbia Small Cap Growth Fund II	2,675,421	3	(2,675,424)

Stock Funds, February 28, 2009 (continued)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended February 28, 2009 and period ended February 29, 2008 was as follows:

	February 28, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Convertible Securities Fund	$14,240,428	$10,680,255	$—
Columbia Large Cap Value Fund	53,557,080	—	—
Columbia Mid Cap Value Fund	41,938,460	—	3,849,390
Columbia Small Cap Value Fund II	14,755,826	—	—
Columbia Marsico Growth Fund	11,812,182	—	—
Columbia Large Cap Core Fund	14,545,809	26,941,099	—
Columbia Marsico Focused Equities Fund	10,630,205	—	—
Columbia Marsico 21st Century Fund	—	—	—
Columbia Small Cap Growth Fund II	—	—	—
	February 29, 2008
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Convertible Securities Fund	$29,993,669	$70,221,483	$—
Columbia Large Cap Value Fund	103,225,705	420,574,785	—
Columbia Mid Cap Value Fund	75,351,135	202,789,161	—
Columbia Small Cap Value Fund II	10,648,125	20,968,939	—
Columbia Marsico Growth Fund	7,092,519	—	—
Columbia Large Cap Core Fund	20,540,397	82,228,107	—
Columbia Marsico Focused Equities Fund	855,093	53,534,080	—
Columbia Marsico 21st Century Fund	159,778,617	73,530,181	11,387,245
Columbia Small Cap Growth Fund II	52,446,305	59,244,167	867,315

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Stock Funds, February 28, 2009 (continued)

As of February 28, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Columbia Convertible Securities Fund	$2,245,954	$—	$(81,128,994)
Columbia Large Cap Value Fund	4,434,318	—	(577,257,765)
Columbia Mid Cap Value Fund	—	—	(1,638,552,023)
Columbia Small Cap Value Fund II	—	—	(512,673,791)
Columbia Marsico Growth Fund	14,420,278	—	(529,506,849)
Columbia Large Cap Core Fund	4,797,751	—	(185,506,889)
Columbia Marsico Focused Equities Fund	3,795,338	—	(357,073,212)
Columbia Marsico 21st Century Fund	24,200	—	(1,666,891,323)
Columbia Small Cap Growth Fund II	—	—	(106,728,202)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and identified straddle loss deferrals.

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Convertible Securities Fund	$5,770,486	$(86,899,480)	$(81,128,994)
Columbia Large Cap Value Fund	111,964,358	(689,222,123)	(577,257,765)
Columbia Mid Cap Value Fund	76,996,553	(1,715,548,576)	(1,638,552,023)
Columbia Small Cap Value Fund II	15,509,275	(528,183,066)	(512,673,791)
Columbia Marsico Growth Fund	253,370,137	(782,876,986)	(529,506,849)
Columbia Large Cap Core Fund	19,319,390	(204,826,279)	(185,506,889)
Columbia Marsico Focused Equities Fund	259,039,768	(616,112,980)	(357,073,212)
Columbia Marsico 21st Century Fund	147,925,743	(1,814,817,066)	(1,666,891,323)
Columbia Small Cap Growth Fund II	7,314,883	(114,043,085)	(106,728,202)

The following capital loss carryforwards, determined as of February 28, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2010	2011	2013	2017	Total
Columbia Convertible Securities Fund	$—	$—	$—	$71,063,081	$71,063,081
Columbia Large Cap Value Fund	—	4,189,476	—	383,028,117	387,217,593
Columbia Mid Cap Value Fund	—	—	—	311,073,387	311,073,387
Columbia Small Cap Value Fund II	—	—	—	70,573,610	70,573,610

Stock Funds, February 28, 2009 (continued)

	Expiring in
	2010	2011	2013	2017	Total
Columbia Marsico Growth Fund	$11,995,864	$38,422,781	$30,480,049	$847,030,869	$927,929,563
Columbia Large Cap Core Fund	—	—	—	112,956,820	112,956,820
Columbia Marsico Focused Equities Fund	—	—	—	262,876,521	262,876,521
Columbia Marsico 21st Century Fund	—	—	—	1,181,576,157	1,181,576,157
Columbia Small Cap Growth Fund II	—	—	—	60,327,000	60,327,000

Capital loss carryforwards of $1,479,676 expired during the year ended February 28, 2009 for Columbia Marsico Growth Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, post-October capital losses were as follows:

Post-October Loss
Columbia Convertible Securities Fund	$58,679,031
Columbia Large Cap Value Fund	311,646,100
Columbia Mid Cap Value Fund	359,263,842
Columbia Small Cap Value Fund II	138,021,100
Columbia Marsico Growth Fund	488,283,613
Columbia Large Cap Core Fund	182,681,282
Columbia Marsico Focused Equities Fund	432,035,929
Columbia Marsico 21st Century Fund	1,123,301,353
Columbia Small Cap Growth Fund II	57,964,041

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds except for Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund, Columbia may use the portfolio management and research resources of Columbia

Stock Funds, February 28, 2009 (continued)

Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Columbia Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Small Cap Value Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Columbia Marsico Growth Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Large Cap Core Fund	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

Prior to November 10, 2008, the Former Feeder Fund paid for investment advisory and sub-advisory services indirectly through its investment in the Master Portfolio at the same rate as shown above.

For the year ended February 28, 2009, the effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Convertible Securities Fund	0.64%
Columbia Large Cap Value Fund	0.48%
Columbia Mid Cap Value Fund	0.54%
Columbia Small Cap Value Fund II	0.66%
Columbia Marsico Growth Fund	0.13%
Columbia Large Cap Core Fund	0.56%
Columbia Marsico Focused Equities Fund	0.63%
Columbia Marsico 21st Century Fund	0.61%
Columbia Small Cap Growth Fund II	0.70%

Sub-Advisory Fee

Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund. As the sub-advisor, and subject to the oversight of Columbia and the Funds' Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for these Funds. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico as the Advisor and Marsico mutually agree in writing.

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the

Stock Funds, February 28, 2009 (continued)

fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Convertible Securities Fund	0.170%
Columbia Large Cap Value Fund	0.170%
Columbia Mid Cap Value Fund	0.170%
Columbia Small Cap Value Fund II	0.170%
Columbia Marsico Growth Fund	0.220%
Columbia Large Cap Core Fund	0.170%
Columbia Marsico Focused Equities Fund	0.220%
Columbia Marsico 21st Century Fund	0.220%
Columbia Small Cap Growth Fund II	0.117%

Prior to November 10, 2008, the Former Feeder Fund paid a portion of the administration fees directly at an annual fee of 0.120% and paid a portion indirectly though its investment in the Master Portfolio.

For the year ended February 28, 2009, Columbia Marsico Growth Fund's effective administration fee rate was 0.14% of the Fund's average daily net assets.

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Large Cap Value Fund through June 30, 2009, at an annual rate of 0.04% of the Fund's average daily net assets up to $500 million.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Prior to November 10, 2008, the Former Feeder Fund paid a portion of the pricing and bookkeeping indirectly though its investment in the Master Portfolio.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for

Stock Funds, February 28, 2009 (continued)

each Fund except Columbia Mid Cap Value Fund and Columbia Small Cap Value Fund II. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Minimum Account Balance Fee
Columbia Convertible Securities Fund	$3,253
Columbia Large Cap Value Fund	44,536
Columbia Mid Cap Value Fund	24,120
Columbia Small Cap Value Fund II	500
Columbia Marsico Growth Fund	5,251
Columbia Large Cap Core Fund	2,184
Columbia Marsico Focused Equities Fund	8,616
Columbia Marsico 21st Century Fund	2,815
Columbia Small Cap Growth Fund II	19,872

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended February 28, 2009, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Convertible Securities Fund	$7,724	$1	$64,574	$2,957
Columbia Large Cap Value Fund	28,738	1,218	221,885	2,847
Columbia Mid Cap Value Fund	123,752	4,161	191,561	82,583
Columbia Small Cap Value Fund II	11,037	2,620	13,646	18,619
Columbia Marsico Growth Fund	92,056	1,349	215,743	157,908
Columbia Large Cap Core Fund	8,288	12	4,423	128
Columbia Marsico Focused Equities Fund	63,141	6,937	207,952	58,825
Columbia Marsico 21st Century Fund	642,263	41,274	516,184	531,406
Columbia Small Cap Growth Fund II	6,104	4	6,115	795

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily

Stock Funds, February 28, 2009 (continued)

net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to bear a portion of the Funds' expenses through June 30, 2009, for Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Small Cap Value Fund II	1.30%
Columbia Small Cap Growth Fund II	1.15%

Prior to June 30, 2008, Columbia and or some of the Funds' other service providers contractually agreed to waive fees and/or reimburse certain expenses for Columbia Mid Cap Value Fund so that the expenses incurred by the Columbia Mid Cap Value Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 1.25% of the Fund's average daily net assets.

Effective May 1, 2009, Columbia has voluntarily agreed to bear a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Convertible Securities Fund	0.95%
Columbia Large Cap Value Fund	1.00%
Columbia Mid Cap Value Fund	1.05%
Columbia Marsico Growth Fund	1.20%
Columbia Large Cap Core Fund	1.00%
Columbia Marsico Focused Equities Fund	1.20%
Columbia Marsico 21st Century Fund	1.20%

Effective July 1, 2009, Columbia has voluntarily agreed to bear a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Small Cap Value Fund II	1.10%
Columbia Small Cap Growth Fund II	1.10%

To the extent that the Funds are not benefiting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fee for Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund through June 30, 2009. Also effective November 10, 2008, Columbia has contractually agreed to waive a portion of its advisory fee for Columbia Marsico Growth Fund through June 30, 2009.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the

Stock Funds, February 28, 2009 (continued)

annualized sub-advisory fee rates effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive immediately prior to January 1, 2008.

The advisory fee waiver for Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series and (vii) any future Columbia international equity fund sub-advised by Marsico as Columbia and Marsico mutually agree in writing.

For the year ended February 28, 2009, Columbia waived investment advisory fees of $224,668 and $415,508 for Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund, respectively.

For the period November 10, 2008 through February 28, 2009, Columbia did not waive any advisory fees for Columbia Marsico Growth Fund.

Columbia and/or the Distributor are entitled to recover from Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2009, no amounts were potentially recoverable from Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II pursuant to this arrangement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Stock Funds, February 28, 2009 (continued)

For the year ended February 28, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Convertible Securities Fund	$2,643
Columbia Large Cap Value Fund	856
Columbia Mid Cap Value Fund	10,602
Columbia Small Cap Value Fund II	3,950
Columbia Marsico Growth Fund	73
Columbia Large Cap Core Fund	1,931
Columbia Marsico Focused Equities Fund	2,314
Columbia Marsico 21st Century Fund	4,215
Columbia Small Cap Growth Fund II	3,751

Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Convertible Securities Fund	$—	$—	$515,591,388	$692,426,614
Columbia Large Cap Value Fund	—	14,454,119	1,723,816,536	2,076,916,357
Columbia Mid Cap Value Fund	—	—	2,799,771,216	1,803,683,955
Columbia Small Cap Value Fund II	—	—	1,043,747,193	642,940,763
Columbia Marsico Growth Fund	—	—	794,149,534	705,099,529
Columbia Large Cap Core Fund	—	—	1,927,293,534	1,992,151,745
Columbia Marsico Focused Equities Fund	—	—	3,205,559,488	3,016,225,442
Columbia Marsico 21st Century Fund	—	—	9,261,247,602	9,263,485,099
Columbia Small Cap Growth Fund II	—	—	521,848,629	559,159,345

For the period March 1, 2008 to November 9, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio in which the Former Feeder Fund invested were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Marsico Growth Fund	$—	$—	$3,013,828,752	$3,151,950,162

Stock Funds, February 28, 2009 (continued)

Note 7. Redemption Fees

Columbia Marsico 21st Century Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended February 28, 2009, the redemption fees for Class A, Class B and Class C shares of Columbia Marsico 21st Century Fund amounted to $547, $1,075 and $3,214, respectively.

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund were as follows:

	Average Borrowings	Weighted Average Interest Rates
Columbia Convertible Securities Fund	$2,000,000	3.38%
Columbia Large Cap Value Fund	5,500,000	2.25
Columbia Large Cap Core Fund	1,400,000	2.24
Columbia Small Cap Growth Fund II	500,000	1.75

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Stock Funds, February 28, 2009 (continued)

Note 10. Shares of Beneficial Interest

As of February 28, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Convertible Securities Fund	35.7
Columbia Large Cap Value Fund	35.1
Columbia Mid Cap Value Fund	11.9
Columbia Small Cap Value Fund II	23.3
Columbia Marsico Growth Fund	32.9
Columbia Large Cap Core Fund	60.9
Columbia Marsico Focused Equities Fund	26.0
Columbia Marsico 21st Century Fund	14.3
Columbia Small Cap Growth Fund II	34.3

As of February 28, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders Outstanding	% of Shares Outstanding Held
Columbia Mid Cap Value Fund	1	7.5
Columbia Small Cap Value Fund ll	4	20.6
Columbia Marsico Growth Fund	2	14.0
Columbia Marsico Focused Equities Fund	1	11.5

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Stock Funds, February 28, 2009 (continued)

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Business Combinations and Mergers

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund merged into Columbia Small Cap Growth Fund II. Columbia Small Cap Growth Fund II received a tax-free transfer of assets from Columbia Small Company Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
13,634,952	$184,102,330	$11,128,807

Net Assets of Columbia Small Cap Growth Fund II Prior to Combination	Net Assets of Columbia Small Company Equity Fund Immediately Prior to Combination	Net Assets of Columbia Small Cap Growth Fund II Immediately After Combination
$386,854,349	$184,102,330	$570,956,679

*  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

Federal Income Tax Information (Unaudited)

Columbia Convertible Securities Fund

For non-corporate shareholders 43.35% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

59.12% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Large Cap Value Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Small Cap Value Fund II

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2009, $194,724 or, if subsequently determined to be different, the net capital gain of such year.

For non-corporate shareholders 98.17% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

98.16% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Marsico Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Columbia Marsico Focused Equities Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund1, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Boards met in August for review and discussion of the materials described below. The Investment Committees of the Boards also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committees receive and discuss performance reports at their quarterly meetings. The Contracts Review Committees also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals,

1At a meeting held in May 2008, the Boards voted to take various actions to convert Columbia Marsico Growth Fund (the "Feeder Fund") into a stand-alone fund, investing directly in individual portfolio securities rather than in Columbia Marsico Growth Master Portfolio. Among other actions, the Board of Trustees of Columbia Funds Series Trust adopted an advisory agreement with CMA and a sub-advisory agreement with Marsico Capital for the Feeder Fund on the same terms as were in place at the Master Portfolio level. In recognition of the Feeder Fund's conversion into a stand-alone fund, the Boards' review discussed herein was applied at the Feeder Fund-level. The conversion took place on November 7, 2008.

including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Boards also considered certain risk-adjusted performance data.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of Columbia Convertible Securities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Universe. However, the Boards noted factors such as the positive performance of the Fund relative to its performance Universe over some periods, that outweighed the factors noted above.

The Boards also engaged in further review of Columbia Marsico 21st Century Fund because its Actual Management Rate was appreciably above the median range of its Peer Group. However, the Boards noted such factors as performance that was above the median of its performance Universe and total expenses that were below the median of its expense Universe, that outweighed the factor noted above. The Boards separately considered Columbia Marsico Focused Equities Fund and Columbia Marsico Growth Fund because their Actual Management Rates and total expense ratios were appreciably above the median range of their respective Peer

Groups and their performance over some periods was below the median range of their respective Peer Groups. However, the Boards noted factors such as each Fund's out-performance of the median of their respective Peer Groups and performance Universes in other measurement periods, as well as each Fund's breakpoint compensation schedule and waiver, that outweighed the factors noted above.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Boards re-approve the Advisory Agreements with Marsico Capital. The Boards also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The

Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards and their Committees review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards and their Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
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Permit NO. 20

Columbia Management®

Stock Funds

Annual Report, February 28, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/8450-0209 (04/09) 09-76243

Columbia Management®

Annual Report

February 28, 2009

International/Global
Stock Funds

■  Columbia Global Value Fund

■  Columbia International Value Fund

■  Columbia Marsico Global Fund

■  Columbia Marsico International Opportunities Fund

■  Columbia Multi-Advisor International Equity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Global Value Fund	3

Columbia International Value Fund	8

Columbia Marsico Global Fund	13

Columbia Marsico International Opportunities Fund	18

Columbia Multi-Advisor International Equity Fund	23

Investment Portfolios	28

Financial Statements	41

Report of Independent Registered Public Accounting Firm	89

Federal Income Tax Information	90

Columbia International Value Master Portfolio	91

Investment Portfolio	92

Financial Statements	95

Report of Independent Registered Public Accounting Firm	106

Fund Governance	107

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	110

Summary of Management Fee Evaluation by Independent Fee Consultant	114

Important Information About This Report	121

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – International/Global Stock Funds

The pace of economic growth slowed around the world during the 12-month period that began March 1, 2008 and ended February 28, 2009. Most major developed economies slipped into recession in 2008, with little relief in sight for the first half of 2009. In the United States, the downturn was even sharper than anticipated. Fourth quarter 2008 growth was reported at negative 6.3%—the worst quarter on record for the US economy since 1982. The United Kingdom, Germany, Japan, South Korea and Singapore are also in recession. Although emerging markets have largely avoided recession, the global slowdown has taken the steam out of their economic growth as exports to developed markets fell off sharply.

Global financial system in tangles

Troubles that began in the US subprime mortgage market spread across Europe and entangled the world's financial systems during the 12-month period. A meltdown within the US financial sector claimed several major institutions and led others to seek bailouts, restructuring or both. Central banks around the world stepped in to infuse liquidity as credit dried up in 2008. Conditions have since eased, but more rigorous lending standards have severely limited access to credit in both developed and emerging markets, further hampering economic growth.

In the United States, unemployment has risen sharply over the past year, putting pressure on consumer spending. Western Europe and Japan, which rely heavily on exports, have experienced sharp declines in export trade. A weak housing market prevails in the United States and the United Kingdom. Even China's economy has exhibited signs of weakness. In the last quarter of 2008, annualized gross domestic product fell to 6.8%, compared to more than 13% in 2007.1 An estimated 20 million jobs have been lost in China, according to moodys.com. India reported a loss of 3 million jobs due to shrinking exports.

Many central banks have reduced short-term borrowing rates while governments have increased spending in an effort to stimulate economic growth. However, these efforts may not be rewarded until later this year or next. The only other spark in this otherwise dark outlook is that commodity prices have fallen, easing one heavy burden on consumer budgets.

Stock markets experience sharp declines

Against this weak economic backdrop, the US stock market lost 43.32% for the 12-month period, as measured by the S&P 500 Index.2 Losses extended across all market caps

1UBS Investment Research, Asian Economic Monitor, March 2009.

2The Standard & Poor's (S&P 500) Index tracks the performance of 500 widely held, large-capitalization US stocks.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended February 28, 2009

■  Stock markets across the world fell sharply, as measured in U.S. dollars by the MSCI World Index and the MSCI EAFE Index. A rising dollar further depressed losses in foreign markets.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Economic Update – International/Global Stock Funds

and both growth and value, although growth stocks held up slightly better than value stocks, as measured by their respective Russell indices.3 Stock markets outside the United States suffered even greater losses. The MSCI World Index,4 which includes the US market, returned negative 47.12%. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, lost 50.22% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered significant declines. The MSCI Emerging Markets Index6 returned negative 56.03% (in US dollars). However, foreign stock market performance showed some improvement in the final month of the period, outperforming US stocks for the first time in a year. Emerging market indexes generally suffered smaller downturns in February than did the other major indices.

Past performance is no guarantee of future results.

3The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

4The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

5The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

6The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Fund Profile – Columbia Global Value Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.34% without sales charge.

■  In a difficult environment for stocks in all markets, the fund and its benchmark, the MSCI World Index1, sustained notable losses.

■  Stock selection in the financial services and consumer discretionary sectors and sector weights, which were a residual of stock selection, generally accounted for much of the performance shortfall relative to the index.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the fund on a day-to-day basis. Brandes is an SEC-registered investment adviser and unaffiliated with Bank of America Corporation.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the fund: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–51.34%

Class A shares (without sales charge)

–47.12%

MSCI World Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

3

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class Z	1.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/16/01 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/16/01 – 02/28/09 ($)

Sales charge	without	with
Class A	8,251	7,777
Class B	7,797	7,797
Class C	7,796	7,796
Class Z	8,436	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	–51.34	–54.14	–51.61	–53.81	–51.61	–52.05	–51.10
5-year	–8.12	–9.20	–8.78	–8.97	–8.78	–8.78	–7.87
Life	–2.41	–3.14	–3.11	–3.11	–3.11	–3.11	–2.14

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–45.10	–48.28	–45.62	–48.09	–45.62	–46.11	–44.96
5-year	–6.49	–7.59	–7.21	–7.41	–7.22	–7.22	–6.25
Life	–1.41	–2.14	–2.16	–2.16	–2.16	–2.16	–1.15

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	541.20	1,016.86	6.11	8.00	1.60
Class B	1,000.00	1,000.00	540.01	1,013.14	8.97	11.73	2.35
Class C	1,000.00	1,000.00	540.01	1,013.14	8.97	11.73	2.35
Class Z	1,000.00	1,000.00	542.19	1,018.10	5.16	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	4.14
Class B	3.98
Class C	3.98
Class Z	4.18

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.79
Class B	0.79
Class C	0.79
Class Z	0.82

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.34% without sales charge. The fund trailed its benchmark, the MSCI World Index,2 which fell 47.12% over the same period. In a difficult environment for stocks in most markets, stock selection in the financial services and consumer discretionary sectors and fund exposure to certain industries accounted for much of the performance shortfall relative to the index.

Stock selection and industry weights hampered relative returns

Share price declines for fund holdings in the commercial banks, thrifts & mortgage finance and diversified financial services industries proved the greatest detriment to overall results during the period. Within these industries, National City, a U.S.-based commercial bank; Washington Mutual, an American thrifts & mortgage finance company; and Citigroup, a U.S.-based diversified financial services firm, weighed on the fund's performance. National City and Washington Mutual were sold before the end of the reporting period. In addition, holdings in the automobiles and media industries posted negative performance.

The fund had more exposure than the index to commercial banks and insurance stocks, which also weighed on performance relative to the MSCI World Index.

The fund's US holdings also detracted from returns, specifically publisher Gannett and Washington Mutual, a thrifts & mortgage finance company.

Some positive performers helped offset declines

As stock prices fell sharply across all markets, there were few sources of positive performance. Amgen, a U.S.-based biotechnology firm, and Nippon Telegraph & Telephone, a diversified telecommunication services company based in Japan, delivered solid results for the period. Amgen was sold before the end of the reporting period. In addition, the fund benefited from its overweight position (relative to the index) in the diversified telecommunication services and pharmaceuticals industries.

Stock selection in the United Kingdom helped relative performance. U.K. pharmaceutical companies AstraZeneca PLC and GlaxoSmithKline PLC both experienced modest declines compared to the index.

Portfolio changes

During the period, we sold positions in Amgen, General Motors and Marsh & McLennan Cos., an insurance firm, to pursue what we believe to be more attractive opportunities. We also sold our positions in three US thrifts & mortgage finance companies: Fannie Mae, Federal Home Loan Mortgage, and Washington Mutual, as corporate reorganization events changed what we believed to be the intrinsic values of these firms. During the period, we also purchased what we believed to be more

2The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

6

Portfolio Managers' Report (continued) – Columbia Global Value Fund attractive opportunities. One such addition to the portfolio was US-based Dow Chemical.

Looking ahead

Despite disappointing returns amid a very difficult environment in 2008, we remain optimistic, given the fundamental strengths and high margins of safety for holdings. Throughout the year, we reassessed holdings across the portfolios to account for the worldwide crisis of confidence. Valuations for current holdings reflect the potential effects of the economic difficulties companies may face in the coming years, yet we still see potential opportunity for these securities.

As of February 28, 2009, the fund's most substantial weights were in the United States and in the diversified telecommunication services industry. Fund weights are the result of individual stock selection.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Telecommunication Services	21.3
Health Care	20.7
Financials	20.3
Information Technology	16.5
Consumer Staples	10.1

Top 10 holdings

as of 02/28/09 (%)

Telecom Italia	3.9
Deutsche Telekom AG	3.8
PNC Financial Services Group	3.4
Home Depot	3.4
Wyeth	3.3
Sanofi-Aventis	3.2
Nippon Telegraph & Telephone	3.2
Verizon Communications	2.9
Mitsui Sumitomo Insurance Group Holdings	2.8
Ericsson	2.8

Holdings discussed in this report

as of 02/28/09 (%)

Citigroup	0.4
Gannett	0.7
Nippon Telegraph & Telephone	3.2
AstraZeneca PLC	2.6
GlaxoSmithKline PLC	2.6
Dow Chemical	0.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.59%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.59% without sales charge.

■  In a difficult period for all foreign stock markets, the fund held up better than its benchmark, the MSCI EAFE Index1.

■  Stock selection across several key industries and sector allocation, which is a residual of the stock-specific investment process, aided returns relative to the fund's benchmark.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the master portfolio on a day-to-day basis. Brandes is an SEC-registered investment adviser and unaffiliated with Bank of America Corporation.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the master portfolio: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

8

Performance Information – Columbia International Value Fund

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	16,642	15,682
Class B	15,419	15,419
Class C	15,427	15,427
Class Z	17,056	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.34
Class B	2.09
Class C	2.09
Class Z	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	–42.59	–45.90	–43.01	–45.48	–43.00	–43.49	–42.41
5-year	–1.79	–2.95	–2.53	–2.73	–2.52	–2.52	–1.54
10-year	5.23	4.60	4.43	4.43	4.43	4.43	5.48

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–37.66	–41.25	–38.12	–40.80	–38.13	–38.67	–37.45
5-year	–0.83	–1.99	–1.56	–1.76	–1.57	–1.57	–0.56
10-year	5.07	4.45	4.27	4.27	4.27	4.27	5.33

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

9

Understanding Your Expenses – Columbia International Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	611.82	1,017.85	5.59	7.00	1.40
Class B	1,000.00	1,000.00	609.68	1,014.13	8.58	10.74	2.15
Class C	1,000.00	1,000.00	609.78	1,014.13	8.58	10.74	2.15
Class Z	1,000.00	1,000.00	613.01	1,019.09	4.60	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Portfolio Managers' Report – Columbia International Value Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.59% without sales charge. In a difficult period for stock markets around the world, the fund held up better than its benchmark, the MSCI EAFE Index,2 which returned negative 50.22% over the same period. Stock selection and industry allocation, which is a residual of the stock-specific investment process, generally accounted for the performance difference in favor of the fund.

Stemming losses in a difficult market environment

Amid market declines that affected all major sectors, stock selection, and the residual industry and country exposure that resulted from this stock selection, helped the fund stem its losses. The fund had more exposure than the index to the pharmaceuticals industry, which hurt relative performance. In addition, stock selection in the commercial banks industry helped relative performance. The fund's food & staples retailing holdings declined, but the losses the fund sustained were not as severe as those of the index.

The fund's holdings in the commercial banks and diversified telecommunication services industries were the largest detractors from performance. Stocks in these industries with the largest impact on performance included Mizuho Financial Group, a commercial bank in Japan; Mitsubishi UFJ Financial Group, a Japan-based commercial bank; and Deutsche Telekom, a German diversified telecommunication services firm. The fund had no exposure to the energy sector, which also detracted from performance relative to the benchmark.

From a country perspective, holdings based in Japan and France were the largest detractors from performance for the period, including Takefuji, a Japan-based consumer finance company; Mitsui Sumitomo Insurance Group Holdings, a Japan-based insurance firm; and Alcatel-Lucent, a French-based communications equipment company. Stock selection in the United Kingdom helped relative returns. AstraZeneca, a U.K. pharmaceuticals company, was one of the better performers in the pharmaceuticals industry, even though it lost value for the period.

Stock-specific research drove portfolio changes

During the period, we sold Samsung Electronics, a South Korea-based semiconductors & semiconductor equipment company and Nortel Networks, a Canada-based communications equipment firm. We purchased what we believed to be more attractive opportunities in BASF S.E., a Germany-based chemicals company; Nissan Motor, a Japan-based auto manufacture; and TDK, an electronic equipment & instruments firm based in Japan, all of which were added to the fund during the period.

2The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	9.40
Class B	9.09
Class C	9.08
Class Z	9.49

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	2.24
Class B	2.14
Class C	2.14
Class Z	2.28

11

Portfolio Managers' Report (continued) – Columbia International Value Fund

Top 5 sectors

as of 02/28/09 (%)

Telecommunications Services	27.6
Financials	17.6
Health Care	16.1
Information Technology	14.1
Consumer Staples	9.1

Top 10 holdings

as of 02/28/09 (%)

Deutsche Telekom	4.4
Ericsson	4.1
Sanofi-Aventis	3.6
Ono Pharmaceutical	3.4
Portugal Telecom	3.3
AstraZeneca	3.1
Nippon Telegraph & Telephone	3.0
GlaxoSmithKline	2.7
Mitsubishi UFJ Financial Group	2.7
Rohm Co., Ltd	2.6

Holdings discussed in this report

as of 02/28/09 (%)

Mizuho Financial Group	2.2
Mitsubishi UFJ Financial
Group	2.7
Deutsche Telekom	4.4
Takefuji	0.4
Mitsui Sumitomo Insurance Group Holdings	2.5
Alcatel-Lucent	0.9
AstraZeneca	3.1
BASF S.E.	1.6
Nissan Motor	0.3
TDK	0.5

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

While the past 12 months have been among the most difficult for stocks in nearly 100 years, we firmly believe that many of today's security prices fail to reflect the solid long-term business prospects of many companies. We believe that pronounced levels of fear can create potential opportunity for long-term investors and that many stocks have the potential for price increases when fear subsides.

We remain focused on building portfolios that include what we believe are the best opportunities for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of our shareholders to position the fund's assets for long term gains despite a difficult environment.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: CMA

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the master portfolio may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuation, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

12

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 10-month period from the fund's inception (April 30, 2008) through February 28, 2009, the fund's Class A shares returned negative 50.20% without sales charge.

■  In a period of declining global economic growth and plummeting stock prices, the fund, its benchmark and peer group average all lost approximately 50% of their value.

■  Sector allocations in health care, telecommunication services, energy and utilities, combined with stock selection in the consumer staples sector, dampened results relative to the index.

Portfolio Management

Corydon J. Gilchrist has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

James G. Gendelman has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Thomas F. Marsico has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the day to day investment decisions for the fund. MCM is an investment advisor registered with the Securities and Exchange Commission MCM is not affiliated with Bank of America.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

Life (cumulative) return as of 02/28/09

–50.20%

Class A shares (without sales charge)

–49.95%

MSCI All Country World Index[1]

13

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	3.51
Class C	4.26
Class R	3.76
Class Z	3.26

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.60
Class C	2.35
Class R	1.85
Class Z	1.35

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/30/08 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/30/08 – 02/28/09 ($)

Sales charge	without	with
Class A	4,980	4,694
Class C	4,950	4,901
Class R	4,970	n/a
Class Z	4,990	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
Life (cumulative)	–50.20	–53.06	–50.50	–51.00	–50.30	–50.10

Average annual total return as of 03/31/09 (%)

Share class	A		C		R	Z
Sales charge	without	with	without	with	without	without
Life (cumulative)	–47.80	–50.80	–48.20	–48.72	–47.90	–47.70

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

14

Understanding Your Expenses – Columbia Marsico Global Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	547.30	1,016.86	6.14	8.00	1.60
Class C	1,000.00	1,000.00	545.81	1,013.14	9.01	11.73	2.35
Class R	1,000.00	1,000.00	546.81	1,015.62	7.10	9.25	1.85
Class Z	1,000.00	1,000.00	548.39	1,018.10	5.18	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	4.98
Class C	4.95
Class R	4.97
Class Z	4.99

For the 10-month period from the fund's inception on April 30, 2008, through February 28, 2009, the fund's Class A shares returned negative 50.20% without sales charge. The fund's benchmark, the MSCI All Country World Index (ACWI), returned negative 49.95%.1 The average return of the fund's peer group, the Lipper Global Multi-Cap Growth Funds Classification, was negative 50.26%.2 Sector allocations in health care, telecommunication services, energy and utilities, combined with stock selection in the consumer staples and consumer discretionary sectors, dampened results relative to the index.

Sector allocations and stock selection affected performance

Overall sector allocations of the fund detracted from performance compared to the benchmark index. Lack of exposure to the strong-performing telecommunication services and utilities sectors hurt returns. In the industrials sector, which was one of the weakest performers during the period, the fund had more exposure than the index.

Stock selection in the consumer staples, consumer discretionary and financials sectors also detracted from performance. In consumer staples, Heineken Holding N.V. and Costco Wholesale declined sharply. Similarly, the fund's positions in Starwood Hotels & Resorts Worldwide (prior to being sold), Live Nation (prior to being sold), and Li & Fung Ltd. detracted from performance in the consumer discretionary sector. In the financials sector, Wells Fargo, Credit Suisse Group AG (prior to being sold), JPMorgan Chase, U.S. Bancorp, and SunTrust Banks (prior to being sold) all performed poorly. Other individual holdings that had a material, negative effect on performance included Vestas Wind Systems A/S, Apple, Goldman Sachs Group and Shaw Group (prior to being sold).

Stock selection in key sectors helped stem losses

The fund benefited from stock selection in industrials, information technology, materials and financials. The fund had less exposure to the weak-performing materials sector than the index, which amplified the positive impact of stock selection. Shifting currency values and an average cash position of 14% also helped cushion the fund as the market declined. On average, the fund had more exposure to the US market than the MSCI ACWI Index, which helped the fund as the US dollar strengthened.

In the materials sector, the fund experienced a 46% compared to a 60% loss for the sector within the index. The fund's financial positions also held up somewhat better than financials within the index.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

16

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund

There were few sources of positive performance during the period. However, Hitachi Construction Machinery, Anheuser-Busch InBev NV and Deutsche Bank AG posted gains for the period. Holdings of Hitachi and Deutsche Bank were sold during the period.

Looking ahead

During the period, the fund increased exposure to some of its most significant sector allocations: information technology, consumer staples and health care. Industrials also represented a sizeable allocation for the fund at the end of the period, although the sector's weight was cut back somewhat. Exposure to financials, consumer discretionary and telecommunication services sectors also declined. At the end of the period, the fund had no exposure to utilities and only a small position in telecommunication services. The fund's largest country allocations included the United States, Switzerland, the United Kingdom and Denmark. Country-level weights are generally a residual of the fund's stock selection process rather than a major, proactive facet of its investment strategy.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Information Technology	17.3
Consumer Staples	16.3
Industrials	15.4
Health Care	13.0
Financials	9.6

Top 10 holdings

as of 02/28/09 (%)

MasterCard	6.6
Monsanto	4.9
Costco Wholesale	4.7
Vestas Wind Systems	4.5
Gilead Sciences	3.9
Tesco	3.6
Canadian National Railway	3.2
Petroleo Brasileiro	3.1
JPMorgan Chase	3.0
Lonza Group AG	3.0

Holdings discussed in this report

as of 02/28/09 (%)

Heineken Holding NV	2.4
Costco Wholesale	4.7
Li & Fung Ltd.	2.0
Wells Fargo	1.7
JPMorgan Chase	3.0
U.S. Bancorp	1.4
Vestas Wind Systems	4.5
Apple	2.1
Goldman Sachs Group	2.1
Anheuser-Busch InBev	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

17

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–53.26%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index[1]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 53.26% without sales charge.

■  In an environment of slowing global economic growth and declining stock prices, the fund, its benchmark and peer group average all lost more than 50% for the period.

■  Stock selection and sector allocation hampered the fund's performance relative to its benchmark.

Portfolio Management

James G. Gendelman has managed the fund since August 2000. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the day to day investment decisions for the fund. MCM is an investment advisor registered with the Securities and Exchange Commission, MCM is not affiliated with Bank of America.

18

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 08/01/00 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares, The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 08/01/00 – 02/28/09 ($)

Sales charge	without	with
Class A	9,064	8,543
Class B	8,494	8,494
Class C	8,507	8,507
Class R	8,991	n/a
Class Z	9,253	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
1-year	–53.26	–55.94	–53.60	–55.90	–53.57	–54.03	–53.40	–53.17
5-year	–3.65	–4.79	–4.38	–4.67	–4.37	–4.37	–3.81	–3.44
Life	–1.14	–1.82	–1.88	–1.88	–1.87	–1.87	–1.23	–0.90

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–49.24	–52.16	–49.57	–52.07	–49.61	–50.11	–49.31	–49.14
5-year	–2.89	–4.03	–3.61	–3.90	–3.61	–3.61	–3.02	–2.67
Life	–0.44	–1.12	–1.17	–1.17	–1.18	–1.18	–0.51	–0.19

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.47
Class B	2.22
Class C	2.22
Class R	1.72
Class Z	1.22

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

19

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	530.99	1,017.26	5.77	7.60	1.52
Class B	1,000.00	1,000.00	529.00	1,013.54	8.61	11.33	2.27
Class C	1,000.00	1,000.00	529.40	1,013.54	8.61	11.33	2.27
Class R	1,000.00	1,000.00	529.90	1,016.02	6.71	8.85	1.77
Class Z	1,000.00	1,000.00	531.28	1,018.50	4.82	6.36	1.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

20

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 53.26% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned negative 50.22%.1 The fund's return was lower than the negative 51.37% average return of its peer group, the Lipper International Multi-Cap Growth Funds Classification.2 The fund's performance was hampered by stock selection and sector allocations.

A challenging period for the world's stock markets

As global economic growth declined and a liquidity crisis continued to paralyze many of the world's capital markets, stock prices fell precipitously, giving equity funds no place to hide. In this environment, the fund performed generally in line with its comparative measures. It endured slightly larger losses because of stock selection within several sectors. Sector allocation also detracted from the fund's return. In the capital goods industry group within the industrials sector, Vestas Wind Systems A/S, Gamesa, Tecnologica, Alstom and Marubeni were weak performers for the period. In addition, the collective return of the fund's consumer discretionary, materials, telecommunication services and energy holdings significantly underperformed their respective benchmark sector returns. In financials, the fund had less exposure than the index. However, that did little to offset the disappointing returns from AXA SA (prior to being sold), Credit Suisse Group AG and Julius Baer Holding AG. In the consumer discretionary sector, Las Vegas Sands lost 97% of its value. The fund had no exposure to utilities, which held up better than many other sectors, and that further detracted from returns.

Portfolio strengths measured in relative terms

In a declining market, stock selection in consumer staples, information technology and health care helped stem losses as stocks such as Anheuser-Busch InBev, Nortel Networks and Genentech generated positive returns. Nortel and Genentech were sold before the end of the period. The fund had more exposure to health care than its benchmark, which amplified the positive impact of its holdings. In addition, Continental AG, an auto parts manufacturer, Honda Motor and Samsung Electronics (prior to being sold) helped performance. Continental AG and Honda shares rose, and we sold Continental. Samsung sustained a small loss during the period. Fluctuations in world currencies and a stronger U.S. dollar also helped results. In addition, the fund held an average of 6% of its net assets in cash and cash equivalents, which helped preserve some capital during the period.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	6.76
Class B	6.38
Class C	6.39
Class R	6.73
Class Z	6.87

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.12
Class B	0.12
Class C	0.12
Class R	0.12
Class Z	0.12

21

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/28/09 (%)

Financials	13.8
Health Care	13.1
Industrials	11.6
Consumer Staples	11.6
Energy	10.1

Top 10 holdings

as of 02/28/09 (%)

Teva Pharmaceutical
Industries	4.0
Vestas Wind Systems	3.3
Nintendo	3.3
Taiwan Semiconductor
Manufacturing	3.2
Lonza Group AG	3.1
Rogers Communications	3.1
Tesco PLC	3.1
Nestle SA	3.0
CSL	3.0
Petroleo Brasileiro	3.0

Holdings discussed in this report

as of 02/28/09 (%)

Vestas Wind Systems A/S	3.3
Gamesa, Tecnologica	2.1
Alstom	1.5
Marubeni	2.0
Credit Suisse Group AG	2.5
Julius Baer Holding AG	1.4
Las Vegas Sands	0.5
Anheuser-Busch InBev	2.4
Honda Motor	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

The fund headed into the next period with an emphasis on financials, health care, industrials and consumer staples stocks. The fund's most significant country exposures were Switzerland, the United Kingdom, Japan and Brazil. Country-level exposure generally should be considered a residual of the fund's stock selection process rather than a major proactive facet of its investment strategy.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

22

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.87% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Index1

■  Unfavorable currency exposure and country allocations detracted from return in the Causeway-advised portion of the fund. Stock selection and an overweight in telecommunication services and an underweight in utilities held back performance in the Marsico-advised portion of the fund.

Portfolio Management

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital Management, LLC ("MCM") and Causeway Capital Management LLC ("Causeway"); both investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages MCM's portion of the fund. He has been with MCM since May 2000. Sarah Ketterer, Harry Hartford and James Doyle have co-managed Causeway's portion of the fund since May 2004 and have been with the firm since June 2001. Jonathan Eng has co-managed Causeway's portion of the fund since May 2004 and has been with the firm since July 2001. Kevin Durkin has co-managed the fund since January 2006 and has been with Causeway since June 2001.

Columbia Management Advisors, LLC ("CMA") has retained MCM and Causeway to serve as investment sub-advisors to the fund. As investment sub-advisors, MCM and Causeway make the day-to-day investment decisions for the fund. MCM and Causeway each is an investment advisor registered with the Securities and Exchange Commission. MCM and Causeway are not affiliated with Bank of America.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–51.87%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

23

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.21
Class B	1.96
Class C	1.96
Class R	1.46
Class Z	0.96

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	9,320	8,786
Class B	8,551	8,551
Class C	8,659	8,659
Class R	9,246	n/a
Class Z	9,465	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
1-year	–51.87	–54.64	–52.23	–54.59	–52.26	–52.73	–52.00	–51.76
5-year	–4.21	–5.34	–4.90	–5.20	–4.94	–4.94	–4.36	–3.97
10-year	–0.70	–1.29	–1.55	–1.55	–1.43	–1.43	–0.78	–0.55

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–48.18	–51.15	–48.58	–51.12	–48.60	–49.10	–48.31	–48.06
5-year	–3.12	–4.25	–3.84	–4.14	–3.85	–3.85	–3.27	–2.88
10-year	–0.43	–1.01	–1.29	–1.29	–1.15	–1.15	–0.51	–0.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The inception date of the fund's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

24

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	542.49	1,018.50	4.86	6.36	1.27
Class B	1,000.00	1,000.00	540.81	1,014.78	7.72	10.09	2.02
Class C	1,000.00	1,000.00	540.11	1,014.78	7.71	10.09	2.02
Class R	1,000.00	1,000.00	541.90	1,017.26	5.81	7.60	1.52
Class Z	1,000.00	1,000.00	542.89	1,019.74	3.90	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

25

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	7.44
Class B	6.82
Class C	6.73
Class R	7.44
Class Z	7.52

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.26
Class B	0.19
Class C	0.19
Class R	0.23
Class Z	0.30

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.87% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned negative 50.22%.1 The average return of the fund's peer group, the Lipper International Large Cap Core Funds Classification, was negative 50.96%.2 In the Causeway-advised portion of the fund, a combination of unfavorable currency exposure and country allocation held back performance relative to the benchmark. In the Marsico-advised portion of the fund, stock selection in several sectors hampered return. An overweight in the weak telecommunication services sector and an underweight in the utilities sector where some stocks were able to limit their losses also detracted from results.

Bank stocks detract from Causeway's relative returns

Bank stocks were the largest detractors from return, and the managers at Causeway sold Allied Irish Banks PLC, Royal Bank of Scotland Group PLC, HBOS in the United Kingdom and UniCredito Italiano in Italy. Other detractors included bank assurance company ING Groep NV in the Netherlands, power utility E.ON AG in the UK, industrial conglomerate Siemens AG in Germany, and shipbuilder Hyundai Heavy Industries in South Korea. These companies remain in the portfolio because the managers believe they are undervalued and have competitive upside potential.

Stock markets across the globe declined during the period, but some went down less than others and had a less negative impact on results. Within the portion of the fund advised by Causeway, three Japanese companies were noteworthy in this regard. In the information technology sector, Tokyo Electron Ltd., a semiconductor lithography manufacturer and in the industrials sector, Fanuc Ltd., an automatic equipment manufacturer, declined less than the benchmark and therefore helped relative performance. In the materials sector, Shin-Etsu Chemical, the world's largest silicon wafer producer, generated a positive return.

Industrials hamper Marsico's returns

Stocks in the industrials sector had the biggest negative impact on return, with Vestas Wind Systems A/S in Denmark, Gamesa, Tecnologica in Spain and Alstom in France declining dramatically. At the end of the period, all of these power generation companies remained in the portfolio. Positions in the consumer discretionary, materials and energy sectors significantly underperformed their respective benchmark sector returns.

During a period of steep declines, some individual stocks generated gains and worked to the fund's advantage. These included: automobile parts maker Continental AG in Germany, which we sold; global brewing company Anheuser-Busch InBev in Belgium; and energy company Transocean Ltd. in Switzerland. In a declining market, maintaining an average 8% position in cash and cash equivalents helped preserve

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

26

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

capital in the portfolio. While an underweight in the financials sector may have stemmed some losses, financial investments still posted negative results.

Managers evaluating stocks on a case-by-case basis

The managers at Causeway believe that the fiscal and monetary stimulus programs that governments around the world have put in place will eventually result in solutions to current economic problems. The managers have deliberately positioned the portfolio for a global economic recovery, using the proceeds from sales of defensive holdings in the health care and consumer staples areas to purchase high quality cyclical stocks. In this difficult market, the managers believe that the numerous world class companies trading at deep discounts to fair value present a once-in-a-generation investment opportunity. As a result, the focus of the Causeway portion of the fund is on high quality companies with the financial strength to dominate weaker industry peers, gain market share and prosper as the global economy moves into a recovery.

The primary sector allocations in the Marsico portion of the fund include financials, health care, consumer staples and industrials. The most significant country exposures are to Switzerland, the UK, Japan and Brazil. The stock-selection process at Marsico drives country exposure; it is not the result of any deliberate decision to overweight or underweight countries.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Causeway Capital Management LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Industrials	15.3
Financials	14.3
Consumer Discretionary	11.3
Materials	10.0
Energy	9.3

Top 10 holdings

as of 02/28/09 (%)

Telefonica SA	2.7
Linde AG	2.3
Vodafone Group	2.3
Honda Motors	2.2
Teva Pharmceuticals	2.1
Credit Suisse Group	1.7
Vestas Wind Systems	1.7
Technip	1.7
Nintendo	1.7
Taiwan Semiconductor
Manufacturing	1.6

Holdings discussed in this report

as of 02/28/09 (%)

ING Groep N.V.	0.3
E.ON AG	1.3
Siemens AG	1.5
Hyundai Heavy Industries	1.1
Tokyo Electron Ltd.	1.5
Fanuc Ltd.	1.3
Shin-Etsu Chemical	0.8
Vestas Wind Systems A/S	1.7
Gamesa, Tecnologica	1.1
Alstom	0.8
Anheuser-Busch InBev	1.2
Transocean Ltd.	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

27

Investment Portfolio – Columbia Global Value Fund

February 28, 2009

Common Stocks – 98.2%
	Shares	Value ($)
Consumer Discretionary – 7.4%
Automobiles – 0.4%
Ford Motor Co. (a)	143,211	286,422
Automobiles Total		286,422
Leisure Equipment & Products – 0.8%
Eastman Kodak Co.	171,230	546,223
Leisure Equipment & Products Total		546,223
Media – 0.7%
Gannett Co., Inc.	141,600	458,784
Media Total		458,784
Multiline Retail – 2.1%
Marks & Spencer Group PLC	360,219	1,345,950
Multiline Retail Total		1,345,950
Specialty Retail – 3.4%
Home Depot, Inc.	105,300	2,199,717
Specialty Retail Total		2,199,717
Consumer Discretionary Total		4,837,096
Consumer Staples – 10.1%
Food & Staples Retailing – 6.4%
Carrefour SA	18,500	627,964
Koninklijke Ahold NV	76,660	861,066
Safeway, Inc.	92,100	1,703,850
SUPERVALU, Inc.	23,186	361,933
Wm. Morrison Supermarkets PLC	177,232	655,246
Food & Staples Retailing Total		4,210,059
Food Products – 3.7%
Sara Lee Corp.	135,760	1,046,710
Unilever NV	70,700	1,366,856
Food Products Total		2,413,566
Consumer Staples Total		6,623,625
Financials – 20.3%
Commercial Banks – 13.3%
Fifth Third Bancorp	147,925	312,122
Intesa Sanpaolo SpA	501,378	1,230,564
Mitsubishi UFJ Financial Group, Inc.	291,800	1,357,418
Mizuho Financial Group, Inc.	748,000	1,440,893
PNC Financial Services Group, Inc.	82,153	2,246,063
Royal Bank of Scotland Group PLC	529,764	175,951

	Shares	Value ($)
Royal Bank of Scotland Group PLC (b)	13,580	4,510
Sumitomo Mitsui Financial Group, Inc.	49,100	1,594,826
Wells Fargo & Co.	25,159	304,424
Commercial Banks Total		8,666,771
Diversified Financial Services – 1.3%
Bank of America Corp. (c)	71,524	282,520
CIT Group, Inc.	136,738	335,008
Citigroup, Inc.	176,531	264,797
Diversified Financial Services Total		882,325
Insurance – 5.7%
Aegon NV	284,382	1,037,952
Mitsui Sumitomo Insurance Group Holdings, Inc.	76,300	1,852,872
Tokio Marine Holdings, Inc.	37,300	863,753
Insurance Total		3,754,577
Financials Total		13,303,673
Health Care – 20.7%
Health Care Equipment & Supplies – 2.3%
Boston Scientific Corp. (a)	216,836	1,522,189
Health Care Equipment & Supplies Total		1,522,189
Health Care Providers & Services – 0.4%
Tenet Healthcare Corp. (a)	217,800	241,758
Health Care Providers & Services Total		241,758
Pharmaceuticals – 18.0%
AstraZeneca PLC	53,800	1,727,561
Bristol-Myers Squibb Co.	90,192	1,660,435
Daiichi Sankyo Co., Ltd.	47,100	767,827
GlaxoSmithKline PLC	112,920	1,728,106
Pfizer, Inc.	130,800	1,610,148
Sanofi-Aventis SA	40,649	2,108,463
Wyeth	52,400	2,138,968
Pharmaceuticals Total		11,741,508
Health Care Total		13,505,455
Information Technology – 16.5%
Communications Equipment – 4.9%
Alcatel-Lucent (a)	697,000	945,475
Alcatel-Lucent, ADR (a)	90,202	118,165
Motorola, Inc.	93,600	329,472
Telefonaktiebolaget LM Ericsson, Class B	216,420	1,802,119
Communications Equipment Total		3,195,231

See Accompanying Notes to Financial Statements.

28

Columbia Global Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 2.0%
Dell, Inc. (a)	151,610	1,293,233
Computers & Peripherals Total		1,293,233
Electronic Equipment, Instruments & Components – 1.9%
FUJIFILM Holdings Corp.	38,000	724,218
Hitachi Ltd.	214,000	543,798
Electronic Equipment, Instruments & Components Total		1,268,016
IT Services – 0.1%
Unisys Corp. (a)	201,500	72,540
IT Services Total		72,540
Office Electronics – 1.9%
Xerox Corp.	235,300	1,218,854
Office Electronics Total		1,218,854
Semiconductors & Semiconductor Equipment – 4.4%
Intel Corp.	68,159	868,346
Micron Technology, Inc. (a)	339,800	1,094,156
STMicroelectronics NV	207,600	920,357
Semiconductors & Semiconductor Equipment Total		2,882,859
Software – 1.3%
Microsoft Corp.	54,600	881,790
Software Total		881,790
Information Technology Total		10,812,523
Materials – 1.9%
Chemicals – 1.9%
Akzo Nobel NV	28,900	1,023,482
Dow Chemical Co.	27,800	199,048
Chemicals Total		1,222,530
Materials Total		1,222,530
Telecommunication Services – 21.3%
Diversified Telecommunication Services – 21.3%
AT&T, Inc.	62,827	1,493,398
Brasil Telecom Participacoes SA, ADR	16,951	531,583
Deutsche Telekom AG, Registered Shares	206,703	2,506,487
Fairpoint Communications, Inc.	1,252	2,466
KT Corp., ADR	26,920	323,578
Nippon Telegraph & Telephone Corp.	48,000	2,090,271

	Shares	Value ($)
Tele Norte Leste Participacoes SA, ADR	44,200	535,704
Telecom Italia SpA	2,076,493	2,544,286
Telecom Italia SpA, Savings Shares	565,300	543,228
Telefonica SA	42,374	790,216
Telefonos de Mexico SA de CV, ADR, Class L	23,700	325,638
Telmex Internacional SAB de CV, ADR	42,100	321,223
Verizon Communications, Inc.	66,400	1,894,392
Diversified Telecommunication Services Total		13,902,470
Telecommunication Services Total		13,902,470
Total Common Stocks (cost of $142,505,533)		64,207,372
Convertible Bond – 0.8%
	Par ($)
Technology – 0.8%
Semiconductors – 0.8%
Micron Technology, Inc.
1.875% 06/01/14	1,356,000	520,365
Semiconductors Total		520,365
Technology Total		520,365
Convertible Bond Total (cost of $1,356,000)		520,365
Total Investments – 99.0% (cost of $143,861,533) (d)		64,727,737
Other Assets & Liabilities, Net – 1.0%		700,934
Net Assets – 100.0%		65,428,671

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, this security, which is not illiquid, amounted to $4,510, which represents less than 0.1% of net assets.

(c)  Investments in affiliates during the year ended February 28, 2009: Security name: Bank of America Corp.

Shares as of 02/29/08:	–
Shares purchased	–
Shares from merger	71,524
Shares sold:	–
Shares as of 02/28/09:	71,524
Net realized gain (loss):	$–
Dividend income earned:	$68,663
Value at end of period:	$282,520

(d)  Cost for federal income tax purposes is $143,861,536.

See Accompanying Notes to Financial Statements.

29

Columbia Global Value Fund

February 28, 2009

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States	$27,390,130	42.3
Japan	11,235,876	17.4
United Kingdom	5,637,324	8.7
Netherlands	5,209,714	8.0
Italy	4,318,078	6.7
France	3,800,068	5.9
Germany	2,506,487	3.9
Sweden	1,802,118	2.8
Brazil	1,067,287	1.6
Spain	790,216	1.2
Mexico	646,861	1.0
South Korea	323,578	0.5
	$64,727,737	100.0

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

30

Investment Portfolio – Columbia International Value Fund

February 28, 2009

Investment Company – 100.1%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,154,902,526
Total Investments – 100.1%	1,154,902,526
Other Assets & Liabilities, Net – (0.1)%	(1,191,614)
Net Assets – 100.0%	1,153,710,912

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At February 28, 2009, Columbia International Value Fund owned 85.4% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2009.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$405,162,148	30.1
United Kingdom	175,995,229	13.1
France	140,439,772	10.4
Netherlands	115,800,880	8.6
Germany	82,569,474	6.1
South Korea	75,243,108	5.6
Brazil	61,180,801	4.6
Sweden	54,746,927	4.1
Italy	50,557,143	3.8
Portugal	44,899,187	3.3
Switzerland	29,302,119	2.2
Mexico	28,236,211	2.1
Taiwan	20,206,899	1.5
Spain	20,133,888	1.5
United States*	15,670,000	1.2
Bermuda	12,758,188	0.9
New Zealand	12,621,275	0.9
	$1,345,523,249	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

31

Investment Portfolio – Columbia Marsico Global Fund

February 28, 2009

Common Stocks – 88.6%
	Shares	Value ($)
Consumer Discretionary – 6.9%
Distributors – 2.0%
Li & Fung Ltd.	30,000	66,613
Distributors Total		66,613
Hotels, Restaurants & Leisure – 0.9%
McDonald's Corp.	595	31,089
Hotels, Restaurants & Leisure Total		31,089
Internet & Catalog Retail – 1.1%
Amazon.com, Inc. (a)	561	36,347
Internet & Catalog Retail Total		36,347
Specialty Retail – 2.9%
Home Depot, Inc.	4,529	94,611
Specialty Retail Total		94,611
Consumer Discretionary Total		228,660
Consumer Staples – 16.3%
Beverages – 4.9%
Anheuser-Busch InBev NV	3,014	83,298
Heineken Holding NV	3,427	79,788
Beverages Total		163,086
Food & Staples Retailing – 8.3%
Costco Wholesale Corp.	3,671	155,430
Tesco PLC	25,283	120,602
Food & Staples Retailing Total		276,032
Food Products – 2.1%
Nestle SA, Registered Shares	2,093	68,595
Food Products Total		68,595
Household Products – 1.0%
Reckitt Benckiser Group PLC	888	34,248
Household Products Total		34,248
Consumer Staples Total		541,961
Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Petroleo Brasileiro SA, ADR	3,696	102,490
Oil, Gas & Consumable Fuels Total		102,490
Energy Total		102,490
Financials – 9.6%
Capital Markets – 2.1%
Goldman Sachs Group, Inc.	759	69,130
Capital Markets Total		69,130

	Shares	Value ($)
Commercial Banks – 4.5%
Industrial & Commercial Bank of China, Class H	119,000	48,795
U.S. Bancorp	3,153	45,120
Wells Fargo & Co.	4,709	56,979
Commercial Banks Total		150,894
Diversified Financial Services – 3.0%
JPMorgan Chase & Co.	4,405	100,654
Diversified Financial Services Total		100,654
Financials Total		320,678
Health Care – 13.0%
Biotechnology – 7.8%
Celgene Corp. (a)	1,297	58,015
Genzyme Corp. (a)	1,185	72,202
Gilead Sciences, Inc. (a)	2,907	130,233
Biotechnology Total		260,450
Life Sciences Tools & Services – 3.0%
Lonza Group AG, Registered Shares	1,034	99,436
Life Sciences Tools & Services Total		99,436
Pharmaceuticals – 2.2%
Perrigo Co.	94	1,888
Roche Holding AG, Genusschein Shares	607	69,010
Pharmaceuticals Total		70,898
Health Care Total		430,784
Industrials – 15.4%
Aerospace & Defense – 0.9%
Raytheon Co.	742	29,658
Aerospace & Defense Total		29,658
Construction & Engineering – 1.3%
Aecom Technology Corp. (a)	1,806	44,301
Construction & Engineering Total		44,301
Electrical Equipment – 8.6%
ABB Ltd., Registered Shares	5,002	61,100
Energy Conversion Devices, Inc. (a)	1,103	24,189
Gamesa Corp., Tecnologica SA	3,818	51,162
Vestas Wind Systems A/S (a)	3,400	149,845
Electrical Equipment Total		286,296
Marine – 0.5%
Kuehne & Nagel International AG	338	16,324
Marine Total		16,324

See Accompanying Notes to Financial Statements.

32

Columbia Marsico Global Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Road & Rail – 4.1%
All America Latina Logistica SA	8,099	27,669
Canadian National Railway Co.	3,309	107,013
Road & Rail Total		134,682
Industrials Total		511,261
Information Technology – 17.3%
Communications Equipment – 2.2%
QUALCOMM, Inc.	2,204	73,680
Communications Equipment Total		73,680
Computers & Peripherals – 2.0%
Apple, Inc. (a)	768	68,590
Computers & Peripherals Total		68,590
Internet Software & Services – 2.5%
Google, Inc., Class A (a)	247	83,484
Internet Software & Services Total		83,484
IT Services – 7.8%
MasterCard, Inc., Class A	1,380	218,081
Visa, Inc., Class A	715	40,548
IT Services Total		258,629
Software – 2.8%
Citrix Systems, Inc. (a)	4,466	91,910
Software Total		91,910
Information Technology Total		576,293
Materials – 6.5%
Chemicals – 5.8%
Monsanto Co.	2,137	162,989
Praxair, Inc.	541	30,702
Chemicals Total		193,691
Metals & Mining – 0.7%
BHP Billition PLC	1,512	23,940
Metals & Mining Total		23,940
Materials Total		217,631
Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
American Tower Corp., Class A (a)	595	17,326
Wireless Telecommunication Services Total		17,326
Telecommunication Services Total		17,326
Total Common Stocks (cost of $3,907,994)		2,947,084

Short-Term Obligation – 25.0%
	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 02/27/09, due 03/02/09 at 0.100%, collateralized by a U.S. Government Agency Obligation maturing 09/17/10, market value $852,160 (repurchase proceeds $832,007)	832,000	832,000
Total Short-Term Obligation (cost of $832,000)		832,000
Total Investments – 113.6% (cost of $4,739,994) (b)		3,779,084
Other Assets & Liabilities, Net – (13.6)%		(452,435)
Net Assets – 100.0%		3,326,649

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $5,228,457.

The Fund was invested in the following countries at February 28, 2009:

Country (Unaudited)	Value	% of Total Investments
United States*	$2,569,156	68.0
Switzerland	314,465	8.3
United Kingdom	178,790	4.7
Denmark	149,845	4.0
Brazil	130,159	3.4
Canada	107,013	2.8
Belgium	83,298	2.2
Netherlands	79,788	2.1
Hong Kong	66.613	1.8
Spain	51,162	1.4
China	48,795	1.3
	$3,779,084	100.0

* Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

33

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2009

Common Stocks – 94.2%
	Shares	Value ($)
Consumer Discretionary – 8.7%
Automobiles – 2.2%
Bayerische Motoren Werke AG	418,495	10,478,305
Honda Motor Co., Ltd.	562,400	13,772,591
Automobiles Total		24,250,896
Hotels, Restaurants & Leisure – 2.3%
Accor SA	553,132	19,936,058
Las Vegas Sands Corp. (a)	2,157,911	4,920,037
Hotels, Restaurants & Leisure Total		24,856,095
Household Durables – 1.2%
Gafisa SA	2,054,764	8,514,975
Panasonic Corp.	396,000	4,682,453
Household Durables Total		13,197,428
Media – 0.5%
JC Decaux SA	387,808	5,009,849
Media Total		5,009,849
Specialty Retail – 2.1%
Esprit Holdings Ltd.	2,882,500	15,703,636
Hennes & Mauritz AB, Class B	175,505	6,576,396
Specialty Retail Total		22,280,032
Textiles, Apparel & Luxury Goods – 0.4%
Compagnie Financiere Richemont SA	351,629	4,643,901
Textiles, Apparel & Luxury Goods Total		4,643,901
Consumer Discretionary Total		94,238,201
Consumer Staples – 11.6%
Beverages – 4.5%
Anheuser-Busch InBev NV	929,806	25,697,004
Heineken NV	843,027	22,732,260
Beverages Total		48,429,264
Food & Staples Retailing – 3.1%
Tesco PLC	6,920,706	33,012,405
Food & Staples Retailing Total		33,012,405
Food Products – 3.0%
Nestle SA, Registered Shares	982,296	32,193,212
Food Products Total		32,193,212
Household Products – 1.0%
Reckitt Benckiser Group PLC	291,193	11,230,531
Household Products Total		11,230,531
Consumer Staples Total		124,865,412

	Shares	Value ($)
Energy – 10.1%
Energy Equipment & Services – 2.9%
Transocean Ltd. (a)	514,632	30,759,555
Energy Equipment & Services Total		30,759,555
Oil, Gas & Consumable Fuels – 7.2%
BG Group PLC	1,205,167	17,339,440
BP PLC	2,544,723	16,329,865
CNOOC Ltd.	14,391,300	12,618,657
Petroleo Brasileiro SA, ADR	1,148,139	31,837,894
Oil, Gas & Consumable Fuels Total		78,125,856
Energy Total		108,885,411
Financials – 13.8%
Capital Markets – 4.8%
Credit Suisse Group AG, Registered Shares	1,081,730	26,741,575
Daiwa Securities Group, Inc.	2,966,000	10,393,688
Julius Baer Holding AG	633,766	14,757,265
Capital Markets Total		51,892,528
Commercial Banks – 6.8%
BNP Paribas	424,679	13,992,674
ICICI Bank Ltd., ADR	832,937	10,378,395
Industrial & Commercial Bank of China, Class H	20,301,500	8,324,525
Mizuho Financial Group, Inc.	5,545,500	10,682,453
Uniao de Bancos Brasileiros SA, GDR	567,471	29,695,757
Commercial Banks Total		73,073,804
Real Estate Management & Development – 2.2%
CapitaLand Ltd.	3,790,000	4,848,457
Cheung Kong Holdings Ltd.	1,625,000	13,378,840
Sumitomo Realty & Development Co., Ltd.	555,000	5,436,549
Real Estate Management & Development Total		23,663,846
Financials Total		148,630,178
Health Care – 13.1%
Biotechnology – 3.9%
Actelion Ltd., Registered Shares (a)	223,170	10,568,550
CSL Ltd.	1,366,107	32,024,603
Biotechnology Total		42,593,153

See Accompanying Notes to Financial Statements.

34

Columbia Marsico International Opportunities Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Life Sciences Tools & Services – 3.1%
Lonza Group AG, Registered Shares	347,971	33,463,040
Life Sciences Tools & Services Total		33,463,040
Pharmaceuticals – 6.1%
Roche Holding AG, Genusschein Shares	196,644	22,356,415
Teva Pharmaceutical Industries Ltd., ADR	978,868	43,637,935
Pharmaceuticals Total		65,994,350
Health Care Total		142,050,543
Industrials – 11.6%
Airlines – 0.5%
Singapore Airlines Ltd.	898,000	5,906,406
Airlines Total		5,906,406
Building Products – 1.0%
Daikin Industries Ltd.	461,424	10,259,645
Building Products Total		10,259,645
Electrical Equipment – 8.1%
ABB Ltd., Registered Shares	1,043,254	12,743,599
Alstom	344,833	16,515,983
Gamesa Corp., Tecnologica SA	1,662,267	22,274,575
Vestas Wind Systems A/S (a)	808,546	35,634,222
Electrical Equipment Total		87,168,379
Trading Companies & Distributors – 2.0%
Marubeni Corp.	6,834,000	21,707,465
Trading Companies & Distributors Total		21,707,465
Industrials Total		125,041,895
Information Technology – 9.2%
Electronic Equipment, Instruments & Components – 1.9%
HON HAI Precision Industry Co., Ltd.	10,271,600	20,495,270
Electronic Equipment, Instruments & Components Total		20,495,270
Semiconductors & Semiconductor Equipment – 4.0%
ASML Holding NV	559,193	8,655,877
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,578,756	34,523,820
Semiconductors & Semiconductor Equipment Total		43,179,697

	Shares	Value ($)
Software – 3.3%
Nintendo Co., Ltd.	121,664	35,516,239
Software Total		35,516,239
Information Technology Total		99,191,206
Materials – 8.4%
Chemicals – 4.6%
Linde AG	414,680	26,800,727
Potash Corp. of Saskatchewan, Inc.	265,488	22,293,027
Chemicals Total		49,093,754
Construction Materials – 2.3%
Cemex SA de CV, ADR, COP (a)	4,605,172	24,821,877
Construction Materials Total		24,821,877
Metals & Mining – 1.5%
Cia Vale do Rio Doce, ADR	384,900	4,961,361
Rio Tinto PLC	452,675	11,671,374
Metals & Mining Total		16,632,735
Materials Total		90,548,366
Telecommunication Services – 7.7%
Diversified Telecommunication Services – 2.3%
Telefonica SA	1,336,678	24,927,179
Diversified Telecommunication Services Total		24,927,179
Wireless Telecommunication Services – 5.4%
Rogers Communications, Inc., Class B	1,419,890	33,393,420
Vodafone Group PLC	13,648,161	24,462,466
Wireless Telecommunication Services Total		57,855,886
Telecommunication Services Total		82,783,065
Total Common Stocks (cost of $1,444,119,597)		1,016,234,277

See Accompanying Notes to Financial Statements.

35

Columbia Marsico International Opportunities Fund

February 28, 2009

Rights – 0.1%
	Units	Value ($)
Financials – 0.1%
Real Estate Management & Development – 0.1%
CapitaLand Ltd. Expiring 03/12/09 (a)	1,895,000	746,858
Real Estate Management & Development Total		746,858
Industrials Total		746,858
Total Rights (cost of $1,250,377)		746,858
Short-Term Obligation – 3.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 01/07/14, market value $43,263,106 (repurchase proceeds $42,412,742)	42,412,000	42,412,000
Total Short-Term Obligation (cost of $42,412,000)		42,412,000
Total Investments – 98.2% (cost of $1,487,781,974) (b)		1,059,393,135
Other Assets & Liabilities, Net – 1.8%		19,227,943
Net Assets – 100.0%		1,078,621,078

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,593,113,459.

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$280,241,659	26.5
Switzerland	157,467,557	14.9
United Kingdom	114,046,082	10.8
Japan	112,451,083	10.6
France	55,454,563	5.2
Hong Kong	50,025,658	4.7
Spain	47,201,753	4.5
Germany	37,279,031	3.5
Denmark	35,634,222	3.4
Canada	33,393,420	3.1
Australia	32,024,603	3.0
Netherlands	31,388,137	3.0
Belgium	25,697,004	2.4
Taiwan	20,495,270	1.9
Singapore	11,501,722	1.1
Brazil	8,514,975	0.8
Sweden	6,576,396	0.6
	$1,059,393,135	100.0

* Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

36

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks – 94.1%
	Shares	Value ($)
Consumer Discretionary – 11.3%
Automobiles – 3.4%
Bayerische Motoren Werke AG	237,473	5,945,864
Honda Motor Co., Ltd.	1,077,900	26,396,650
Yamaha Motor Co., Ltd.	909,300	7,891,563
Automobiles Total		40,234,077
Hotels, Restaurants & Leisure – 2.1%
Accor SA	300,424	10,827,922
Las Vegas Sands Corp. (a)	1,184,911	2,701,597
OPAP SA	442,886	11,431,504
Hotels, Restaurants & Leisure Total		24,961,023
Household Durables – 0.8%
Gafisa SA	1,116,031	4,624,851
Haseko Corp.	8,320,500	2,898,683
Panasonic Corp.	189,000	2,234,807
Household Durables Total		9,758,341
Leisure Equipment & Products – 1.0%
Sankyo Co., Ltd.	253,300	11,523,664
Leisure Equipment & Products Total		11,523,664
Media – 1.1%
JC Decaux SA	215,372	2,782,256
Reed Elsevier NV	836,903	9,404,561
Media Total		12,186,817
Specialty Retail – 1.1%
Esprit Holdings Ltd.	1,635,600	8,910,622
Hennes & Mauritz AB, Class B	95,322	3,571,836
Specialty Retail Total		12,482,458
Textiles, Apparel & Luxury Goods – 1.8%
Compagnie Financiere Richemont SA	860,583	11,365,566
Yue Yuen Industrial Holdings Ltd.	2,892,333	5,415,257
Yue Yuen Industrial Holdings Ltd. (b)	2,341,000	4,383,008
Textiles, Apparel & Luxury Goods Total		21,163,831
Consumer Discretionary Total		132,310,211
Consumer Staples – 7.2%
Beverages – 2.5%
Anheuser-Busch InBev NV	521,582	14,414,937
C&C Group PLC	2,224,771	2,623,022
Heineken NV	472,903	12,751,850
Beverages Total		29,789,809

	Shares	Value ($)
Food & Staples Retailing – 1.6%
Tesco PLC	3,903,881	18,621,872
Food & Staples Retailing Total		18,621,872
Food Products – 1.5%
Nestle SA, Registered Shares	542,967	17,794,892
Food Products Total		17,794,892
Household Products – 0.6%
Reckitt Benckiser Group PLC	164,054	6,327,122
Household Products Total		6,327,122
Tobacco – 1.0%
British American Tobacco PLC	472,259	12,149,268
Tobacco Total		12,149,268
Consumer Staples Total		84,682,963
Energy – 9.3%
Energy Equipment & Services – 4.2%
Aker Kvaerner ASA	1,594,951	8,623,565
Precision Drilling Trust	1,667,245	4,835,823
Technip SA	596,193	19,590,951
Transocean Ltd. (a)	283,109	16,921,425
Energy Equipment & Services Total		49,971,764
Oil, Gas & Consumable Fuels – 5.1%
BG Group PLC	668,202	9,613,812
BP PLC	1,408,003	9,035,364
CNOOC Ltd.	7,724,089	6,772,677
Petroleo Brasileiro SA, ADR	634,001	17,580,848
Royal Dutch Shell PLC, Class A	161,743	3,565,814
Royal Dutch Shell PLC, Class B	617,536	13,119,520
Oil, Gas & Consumable Fuels Total		59,688,035
Energy Total		109,659,799
Financials – 14.3%
Capital Markets – 3.4%
Credit Suisse Group AG, Registered Shares	814,530	20,136,092
Daiwa Securities Group, Inc.	1,664,000	5,831,118
Julius Baer Holding AG	351,967	8,195,565
UBS AG, Registered Shares (a)	542,592	5,129,775
Capital Markets Total		39,292,550
Commercial Banks – 5.5%
BNP Paribas	387,729	12,775,215
HSBC Holdings PLC	998,708	7,333,925
ICICI Bank Ltd., ADR	472,646	5,889,169

See Accompanying Notes to Financial Statements.

37

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Industrial & Commercial Bank of China, Class H	11,222,000	4,601,523
Mitsubishi UFJ Financial Group, Inc.	2,319,500	10,790,030
Mizuho Financial Group, Inc.	3,116,100	6,002,631
Unibanco - Uniao de Bancos Brasileiros SA, SDR	320,860	16,790,604
Commercial Banks Total		64,183,097
Diversified Financial Services – 0.3%
ING Groep NV	860,395	3,998,748
Diversified Financial Services Total		3,998,748
Insurance – 4.0%
Aviva PLC	1,863,898	7,711,551
AXA SA	682,837	6,351,396
Manulife Financial Corp.	804,008	8,152,573
Manulife Financial Corp. (c)	64,526	654,288
Sony Financial Holdings, Inc.	5,042	13,199,765
Sony Financial Holdings, Inc. (b)	390	1,021,005
Zurich Financial Services AG, Registered Shares	72,412	10,324,676
Insurance Total		47,415,254
Real Estate Management & Development – 1.1%
CapitaLand Ltd.	2,127,000	2,721,021
Cheung Kong Holdings Ltd.	873,000	7,187,524
Sumitomo Realty & Development Co., Ltd.	308,000	3,017,040
Real Estate Management & Development Total		12,925,585
Financials Total		167,815,234
Health Care – 9.0%
Biotechnology – 2.0%
Actelion Ltd., Registered Shares (a)	124,190	5,881,204
CSL Ltd.	775,189	18,172,163
Biotechnology Total		24,053,367
Life Sciences Tools & Services – 1.6%
Lonza Group AG, Registered Shares	191,605	18,425,920
Life Sciences Tools & Services Total		18,425,920
Pharmaceuticals – 5.4%
Bayer AG	188,613	9,105,467
Novartis AG, Registered Shares	181,116	6,607,711
Roche Holding AG, Genusschein Shares	111,780	12,708,245
Sanofi-Aventis SA	143,748	7,456,208

	Shares	Value ($)
Sanofi-Aventis SA (b)	50,150	2,601,280
Teva Pharmaceutical Industries Ltd., ADR	556,428	24,805,560
Pharmaceuticals Total		63,284,471
Health Care Total		105,763,758
Industrials – 15.3%
Aerospace & Defense – 1.1%
BAE Systems PLC	2,547,893	13,550,702
Aerospace & Defense Total		13,550,702
Air Freight & Logistics – 1.5%
Deutsche Post AG, Registered Shares	631,195	6,113,509
TNT NV	772,545	11,258,134
Air Freight & Logistics Total		17,371,643
Airlines – 0.9%
Singapore Airlines Ltd.	1,581,000	10,398,695
Airlines Total		10,398,695
Building Products – 0.5%
Daikin Industries Ltd.	253,888	5,645,135
Building Products Total		5,645,135
Construction & Engineering – 1.5%
Vinci SA	532,093	17,366,572
Construction & Engineering Total		17,366,572
Electrical Equipment – 4.1%
ABB Ltd., Registered Shares	566,625	6,921,461
Alstom	187,290	8,970,367
Gamesa Corp., Tecnologica SA	922,031	12,355,324
Vestas Wind Systems A/S (a)	456,847	20,134,151
Electrical Equipment Total		48,381,303
Industrial Conglomerates – 2.1%
Koninklijke Philips Electronics NV	480,736	7,761,385
Siemens AG, Registered Shares	339,540	17,360,124
Industrial Conglomerates Total		25,121,509
Machinery – 2.4%
Fanuc Ltd.	234,900	15,644,756
Hyundai Heavy Industries	109,243	12,645,103
Machinery Total		28,289,859
Marine – 0.2%
Stolt-Nielsen SA	317,364	1,968,793
Marine Total		1,968,793

See Accompanying Notes to Financial Statements.

38

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 0.1%
Michael Page International PLC	399,154	1,232,858
Professional Services Total		1,232,858
Trading Companies & Distributors – 0.9%
Marubeni Corp.	3,448,000	10,952,200
Trading Companies & Distributors Total		10,952,200
Industrials Total		180,279,269
Information Technology – 7.2%
Electronic Equipment, Instruments & Components – 0.9%
HON HAI Precision Industry Co., Ltd.	5,484,250	10,942,909
Electronic Equipment, Instruments & Components Total		10,942,909
Semiconductors & Semiconductor Equipment – 4.6%
ASML Holding NV	1,103,459	17,080,694
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,538,679	19,141,640
Tokyo Electron Ltd.	510,900	17,484,564
Semiconductors & Semiconductor Equipment Total		53,706,898
Software – 1.7%
Nintendo Co., Ltd.	66,700	19,471,110
Software Total		19,471,110
Information Technology Total		84,120,917
Materials – 10.0%
Chemicals – 6.5%
Akzo Nobel NV	502,954	17,811,914
Linde AG	417,474	26,981,303
Mitsubishi Gas Chemical Co., Inc.	2,482,000	9,892,904
Potash Corp. of Saskatchewan, Inc.	149,851	12,582,988
Shin-Etsu Chemical Co., Ltd.	209,300	9,457,585
Chemicals Total		76,726,694
Construction Materials – 1.8%
Cemex SA de CV, ADR, COP (a)	2,617,766	14,109,759
CRH PLC	361,920	7,455,892
Construction Materials Total		21,565,651

	Shares	Value ($)
Metals & Mining – 1.7%
Cia Vale do Rio Doce, ADR	213,100	2,746,859
Rio Tinto PLC	648,272	16,714,475
Metals & Mining Total		19,461,334
Materials Total		117,753,679
Telecommunication Services – 8.7%
Diversified Telecommunication Services – 4.8%
France Telecom	388,964	8,782,274
France Telecom SA (b)	290,760	6,564,962
Telefonica SA	1,684,368	31,411,111
TELUS Corp.	379,339	9,487,948
Diversified Telecommunication Services Total		56,246,295
Wireless Telecommunication Services – 3.9%
Rogers Communications, Inc., Class B	804,138	18,911,971
Vodafone Group PLC	14,850,542	26,617,570
Wireless Telecommunication Services Total		45,529,541
Telecommunication Services Total		101,775,836
Utilities – 1.8%
Electric Utilities – 1.8%
E.ON AG	583,638	15,101,504
Electricite de France	151,147	5,922,870
Electric Utilities Total		21,024,374
Utilities Total		21,024,374
Total Common Stocks (cost of $1,613,090,866)		1,105,186,040
Rights – 0.0%	Units
Financials – 0.0%
Real Estate Management & Development – 0.0%
CapitaLand Ltd. Expiring 03/12/09 (a)	1,063,500	419,147
Real Estate Management & Development Total		419,147
Financials Total		419,147
Total Rights (cost of $699,453)		419,147

See Accompanying Notes to Financial Statements.

39

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Short-Term Obligation – 5.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 10/05/11, market value $60,241,425 (repurchase proceeds $59,054,033)	59,053,000	59,053,000
Total Short-Term Obligation (cost of $59,053,000)		59,053,000
Total Investments – 99.1% (cost of $1,672,843,319) (d)		1,164,658,187
Other Assets & Liabilities, Net – 0.9%		10,433,577
Net Assets – 100.0%		1,175,091,764

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers. As of February 28, 2009, these securities, which are not illiquid, amounted to $14,570,255 which represents 1.2% of net assets.

(c)  Security exempt from registration pursuant to Regulation D under the Securities Act of 1933. As of February 28, 2009, this security amounted to $654,288, which represents 0.1% of net assets.

(d)  Cost for federal income tax purposes is $1,756,208,821.

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$179,355,211	15.4
United Kingdom	145,593,852	12.5
Switzerland	140,412,531	12.1
France	109,992,273	9.4
Germany	80,607,771	6.9
Netherlands	80,067,286	6.9
United States*	61,754,597	5.3
Canada	54,625,591	4.7
Spain	43,766,435	3.8
Brazil	41,743,161	3.6
Hong Kong	32,669,089	2.8
Taiwan	30,084,549	2.6
Israel	24,805,560	2.1
Denmark	20,134,151	1.7
Australia	18,172,163	1.5
Belgium	14,414,937	1.2
Mexico	14,109,759	1.2
Singapore	13,538,863	1.2
South Korea	12,645,103	1.1
Greece	11,431,504	1.0
Ireland	10,078,914	0.9
Norway	8,623,565	0.7
India	5,889,169	0.5
China	4,601,523	0.4
Sweden	3,571,837	0.3
Luxembourg	1,968,793	0.2
	$1,164,658,187	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

See Accompanying Notes to Financial Statements.

40

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Assets
Unaffiliated investments, at identified cost	135,413,646	—	3,907,994	1,445,369,974	1,613,790,319
Affiliated investments, at identified cost	8,447,887	—	—	—	—
Repurchase agreement	—	—	832,000	42,412,000	59,053,000
Investment in Columbia International Value Master Portfolio, at identified cost	—	2,134,723,538	—	—	—
Total investments, at identified cost	143,861,533	2,134,723,538	4,739,994	1,487,781,974	1,672,843,319
Unaffiliated investments, at value	64,445,217	—	2,947,084	1,016,981,135	1,105,605,187
Affiliated investments, at value	282,520	—	—	—	—
Repurchase agreement	—	—	832,000	42,412,000	59,053,000
Investment in Columbia International Value Master Portfolio, at value	—	1,154,902,526	—	—	—
Total investments, at value	64,727,737	1,154,902,526	3,779,084	1,059,393,135	1,164,658,187
Cash	—	—	937	551	1,433
Foreign currency (cost of $15,784, $—, $—, $2,865,773 and $1,183,433, respectively)	15,757	—	—	2,750,606	1,154,992
Receivable for:
Investments sold	1,067,035	—	51,807	21,160,547	10,048,134
Fund shares sold	2,456	1,100,345	—	1,815,264	6,110,970
Dividends	371,646	—	7,546	1,890,201	2,464,671
Interest	6,356	—	5	495	689
Foreign tax reclaims	148,790	—	1,545	2,229,937	1,600,260
Other assets	1,694	—	57	28,269	23,404
Total Assets	66,341,471	1,156,002,871	3,840,981	1,089,269,005	1,186,062,740
Liabilities
Payable to custodian bank	238,801	—	—	—	—
Expense reimbursement due to investment advisor	—	—	208,595	—	—
Payable for:
Investments purchased	—	—	162,948	3,269,678	4,730,957
Fund shares repurchased	424,865	1,580,165	20,843	4,538,810	4,671,778
Investment advisory fee	61,979	—	2,202	779,784	657,714
Administration fee	7,423	160,412	—	189,215	158,937
Transfer agent fee	21,740	325,850	10,877	674,446	378,300
Trustees' fees	35,761	21,696	2,541	38,325	73,016
Audit fee	46,521	18,060	33,883	37,433	35,414
Legal fee	9,319	5,135	6,716	11,542	10,297
Pricing and bookkeeping fees	5,779	3,167	1,447	13,422	13,773
Custody fee	7,196	559	3,400	140,204	142,388
Distribution and service fees	32,458	113,520	1,237	87,848	5,586
Reports to shareholders	16,656	62,280	22,327	124,029	89,739
Chief compliance officer expenses	107	216	99	342	309
Other liabilities	4,195	899	37,217	742,849	2,768
Total Liabilities	912,800	2,291,959	514,332	10,647,927	10,970,976
Net Assets	65,428,671	1,153,710,912	3,326,649	1,078,621,078	1,175,091,764
Net Assets Consist of
Paid-in capital	176,348,200	2,166,357,458	6,395,401	2,309,384,023	2,198,420,153
Undistributed (Overdistributed) net investment income	3,424,873	(418,865)	—	26,783,663	29,410,962
Accumulated net investment loss	—	—	(86)	—	—
Accumulated net realized loss	(35,214,738)	(32,406,669)	(2,107,648)	(828,763,722)	(544,286,634)
Unrealized appreciation (depreciation) on:
Investments	(79,133,796)	(979,821,012)	(960,910)	(428,388,839)	(508,185,132)
Foreign currency translations	4,132	—	(108)	(394,047)	(267,585)
Net Assets	65,428,671	1,153,710,912	3,326,649	1,078,621,078	1,175,091,764

See Accompanying Notes to Financial Statements.

41

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2009 (continued)

	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Class A
Net assets	$16,031,143	$241,096,509	$1,112,525	$198,011,596	$16,935,833
Shares outstanding	3,869,460	25,641,482	223,460	29,299,822	2,277,039
Net asset value per share (a)(b)	$4.14	$9.40	$4.98	$6.76	$7.44
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$4.39	$9.97	$5.28	$7.17	$7.89
Class B
Net assets	$7,407,568	$18,742,597	—	$15,281,222	$1,097,815
Shares outstanding	1,862,515	2,061,319	—	2,395,011	161,079
Net asset value and offering price per share (a)(b)	$3.98	$9.09	—	$6.38	$6.82
Class C
Net assets	$21,374,684	$49,749,947	$886,353	$38,667,621	$1,348,532
Shares outstanding	5,374,119	5,479,374	179,169	6,055,185	200,292
Net asset value and offering price per share (a)(b)	$3.98	$9.08	$4.95	$6.39	$6.73
Class R
Net assets	—	—	$621,127	$2,592,386	$111,648
Shares outstanding	—	—	125,032	384,958	15,012
Net asset value and offering price per share (b)	—	—	$4.97	$6.73	$7.44
Class Z
Net assets	$20,615,276	$844,121,859	$706,644	$824,068,253	$1,155,597,936
Shares outstanding	4,930,545	88,976,235	141,647	119,927,087	153,625,068
Net asset value and offering price per share (b)	$4.18	$9.49	$4.99	$6.87	$7.52

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

42

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund (a)	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Investment Income
Dividends	6,513,694	—	61,092	66,162,655	72,491,619
Dividends from affiliates	68,663	—	—	—	—
Interest	40,657	—	5,750	2,538,684	1,785,063
Securities lending	364,458	—	—	—	—
Foreign taxes withheld	(473,218)	—	(2,209)	(6,007,443)	(6,858,349)
Allocated from Master Portfolio:
Dividends	—	103,219,011	—	—	—
Interest	—	196,167	—	—	—
Securities lending	—	7,053,177	—	—	—
Foreign taxes withheld	—	(14,615,374)	—	—	—
Expenses (b)	—	(18,241,143)	—	—	—
Total Income	6,514,254	77,611,838	64,633	62,693,896	67,418,333
Expenses
Investment advisory fee	1,445,555	—	30,317	19,536,182	12,759,354
Administration fee	211,052	3,627,490	—	5,232,450	3,345,352
Distribution fee:
Class B	118,682	315,168	—	238,006	17,247
Class C	370,937	703,872	7,006	613,481	20,920
Class R	—	—	3,997	16,978	818
Service fee:
Class A	142,661	1,424,337	2,894	1,156,404	80,055
Class B	39,559	105,127	—	79,335	5,758
Class C	123,651	234,813	2,335	204,494	6,974
Transfer agent fee	236,745	2,229,374	11,896	4,261,182	3,134,146
Pricing and bookkeeping fees	72,500	38,000	16,411	150,412	153,963
Trustees' fees	(6,327)	(2,911)	14,943	(9,365)	10,901
Custody fee	44,560	3,642	16,938	972,584	896,336
Registration fees	20,232	42,921	92,930	104,640	48,725
Audit fee	56,029	26,605	41,430	48,999	55,063
Legal fees	60,262	31,730	33,582	34,408	59,414
Reports to shareholders	55,432	191,353	53,970	444,470	281,319
Chief compliance officer expenses	640	1,329	546	1,645	1,460
Other expenses	8,956	15,692	10,573	79,422	67,642
Expenses before interest expense	3,001,126	8,988,542	339,768	33,165,727	20,945,447
Interest expense	4,371	—	—	—	—
Interest expense allocated from Master Portfolio	—	46,796	—	—	—
Total Expenses	3,005,497	9,035,338	339,768	33,165,727	20,945,447
Fees waived by transfer agent	(48,202)	—	—	—	—
Fees waived or expenses reimbursed by investment advisor	—	—	(272,206)	—	—
Expense reductions	(300)	(1,262)	(205)	(1,518)	(2,270)
Net Expenses	2,956,995	9,034,076	67,357	33,164,209	20,943,177
Net Investment Income (Loss)	3,557,259	68,577,762	(2,724)	29,529,687	46,475,156

(a)  The Fund commenced operations on April 30, 2008. Amounts shown reflect activity for the period April 30, 2008 through February 28, 2009.

(b)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

43

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2009 (continued)

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund (a)	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(35,214,738)	—	(2,107,648)	(807,383,069)	(530,521,612)
Foreign currency transactions	(52,294)	—	(2,574)	(2,082,850)	(1,453,592)
Allocated from Master Portfolio:
Investments	—	1,681,019	—	—	—
Foreign currency transactions	—	(1,068,878)	—	—	—
Net realized gain (loss)	(35,267,032)	612,141	(2,110,222)	(809,465,919)	(531,975,204)
Net change in unrealized appreciation (depreciation) on:
Investments	(61,324,339)	—	(960,910)	(902,126,387)	(857,536,605)
Foreign currency translations	(25,068)	—	(108)	(985,055)	(563,225)
Allocated from Master Portfolio:
Investments	—	(1,063,640,866)	—	—	—
Foreign currency translations	—	(2,046)	—	—	—
Net change in unrealized appreciation (depreciation)	(61,349,407)	(1,063,642,912)	(961,018)	(903,111,442)	(858,099,830)
Net Loss	(96,616,439)	(1,063,030,771)	(3,071,240)	(1,712,577,361)	(1,390,075,034)
Net Decrease Resulting from Operations	(93,059,180)	(994,453,009)	(3,073,964)	(1,683,047,674)	(1,343,599,878)

See Accompanying Notes to Financial Statements.

44

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Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund		Columbia International Value Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)		Period April 1, 2007 Through February 29, 2008 ($)(a)		Year Ended March 31, 2007 ($)
Operations
Net investment income (loss)	3,557,259	4,494,028	68,577,762	(c)	98,584,032	(c)	49,800,001 (c)
Net realized gain (loss) on investments and foreign currency transactions	(35,267,032)	76,289,565	612,141	(c)	699,612,547	(c)	527,564,282 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(61,349,407)	(109,491,579)	(1,063,642,912	)(c)	(1,006,343,991	)(c)	153,551,812 (c)
Net increase (decrease) resulting from operations	(93,059,180)	(28,707,986)	(994,453,009)		(208,147,412)		730,916,095
Distributions to Shareholders
From net investment income:
Class A	—	(1,567,658)	(15,716,871)		(27,918,974)		(14,062,577)
Class B	—	(249,270)	(961,592)		(1,850,854)		(831,862)
Class C	—	(780,753)	(2,426,795)		(3,327,093)		(1,277,433)
Class R	—	—	—		—		—
Class Z	(167,262)	(1,934,018)	(48,475,840)		(67,852,888)		(38,271,216)
From net realized gains:
Class A	(6,633,069)	(23,179,285)	(70,649,622)		(208,438,120)		(133,186,314)
Class B	(1,846,971)	(6,609,269)	(4,728,265)		(18,635,133)		(14,213,607)
Class C	(5,823,816)	(20,675,384)	(10,603,426)		(31,809,203)		(21,458,685)
Class R	—	—	—		—		—
Class Z	(4,631,685)	(23,227,721)	(153,916,735)		(482,123,535)		(327,372,752)
From return of capital:
Class A	—	—	(287,483)		—		—
Class B	—	—	(21,779)		—		—
Class C	—	—	(46,825)		—		—
Class Z	—	—	(732,864)		—		—
Total distributions to shareholders	(19,102,803)	(78,223,358)	(308,568,097)		(841,955,800)		(550,674,446)
Net Capital Stock Transactions	(69,889,382)	(7,040,838)	(491,788,857)		(8,396,283)		(52,838,946)
Redemption Fees	1,213	2,569	46,200		46,621		23,212
Net increase (decrease) in net assets	(182,050,152)	(113,969,613)	(1,794,763,763)		(1,058,452,874)		127,425,915
Net Assets
Beginning of period	247,478,823	361,448,436	2,948,474,675		4,006,927,549		3,879,501,634
End of period	65,428,671	247,478,823	1,153,710,912		2,948,474,675		4,006,927,549
Undistributed (Overdistributed) net investment income, at end of period	3,424,873	136,018	(418,865)		(639,760)		(868,572)
Accumulated net investment loss, at end of period	—	—	—		—		—

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  The Fund commenced operations on April 30, 2008.

(c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

46

Increase (Decrease) in Net Assets	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund		Columbia Multi-Advisor International Equity Fund
	Period Ended February 28, 2009 ($)(b)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income (loss)	(2,724)	29,529,687	36,955,043	46,475,156	47,405,791
Net realized gain (loss) on investments and foreign currency transactions	(2,110,222)	(809,465,919)	307,575,410	(531,975,204)	250,994,849
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(961,018)	(903,111,442)	(25,235,273)	(858,099,830)	(161,536,794)
Net increase (decrease) resulting from operations	(3,073,964)	(1,683,047,674)	319,295,180	(1,343,599,878)	136,863,846
Distributions to Shareholders
From net investment income:
Class A	—	—	(6,000,204)	(158,648)	(686,104)
Class B	—	—	(182,059)	—	(37,636)
Class C	—	—	(427,958)	—	(39,622)
Class R	—	—	(28,304)	(528)	(2,602)
Class Z	—	—	(31,597,573)	(16,730,152)	(46,387,190)
From net realized gains:
Class A	—	(5,202,687)	(63,183,126)	(512,920)	(5,210,962)
Class B	—	(370,849)	(5,237,440)	(40,298)	(506,006)
Class C	—	(963,694)	(12,094,981)	(50,546)	(509,045)
Class R	—	(34,263)	(362,700)	(2,479)	(16,475)
Class Z	—	(20,805,912)	(282,135,527)	(31,250,024)	(303,780,102)
From return of capital:
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Z	—	—	—	—	—
Total distributions to shareholders	—	(27,377,405)	(401,249,872)	(48,745,595)	(357,175,744)
Net Capital Stock Transactions	6,400,396	(459,278,854)	425,971,698	(31,050,681)	414,955,380
Redemption Fees	217	235,668	171,065	166,089	100,210
Net increase (decrease) in net assets	3,326,649	(2,169,468,265)	344,188,071	(1,423,230,065)	194,743,692
Net Assets
Beginning of period	—	3,248,089,343	2,903,901,272	2,598,321,829	2,403,578,137
End of period	3,326,649	1,078,621,078	3,248,089,343	1,175,091,764	2,598,321,829
Undistributed (Overdistributed) net investment income, at end of period	—	26,783,663	(243,027)	29,410,962	1,525,298
Accumulated net investment loss, at end of period	(86)	—	—	—	—

See Accompanying Notes to Financial Statements.

47

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	865,805	6,593,927	1,068,641	12,280,663
Distributions reinvested	517,133	4,219,803	1,409,664	15,698,266
Redemptions	(6,655,682)	(40,173,276)	(1,839,496)	(22,637,914)
Net increase (decrease)	(5,272,744)	(29,359,546)	638,809	5,341,015
Class B
Subscriptions	42,932	335,049	122,757	1,334,049
Distributions reinvested	177,419	1,396,290	469,136	5,100,186
Redemptions	(893,872)	(5,834,103)	(542,419)	(6,566,242)
Net increase (decrease)	(673,521)	(4,102,764)	49,474	(132,007)
Class C
Subscriptions	215,776	1,698,276	608,059	6,607,458
Distributions reinvested	492,408	3,875,249	1,269,712	13,771,241
Redemptions	(3,337,025)	(21,170,736)	(1,299,441)	(14,921,991)
Net increase (decrease)	(2,628,841)	(15,597,211)	578,330	5,456,708
Class Z
Subscriptions	1,946,837	8,797,728	174,778	2,476,861
Distributions reinvested	141,253	1,159,690	523,401	5,903,524
Redemptions	(4,269,948)	(30,787,279)	(2,240,452)	(26,086,939)
Net decrease	(2,181,858)	(20,829,861)	(1,542,273)	(17,706,554)

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

48

	Columbia International Value Fund
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,188,262	80,701,279	6,963,850	167,927,752	8,880,356	221,294,787
Distributions reinvested	4,682,704	72,546,804	9,033,316	200,011,381	5,124,801	122,140,018
Redemptions	(30,092,388)	(455,400,344)	(11,402,581)	(269,881,480)	(13,194,201)	(330,986,223)
Net increase (decrease)	(20,221,422)	(302,152,261)	4,594,585	98,057,653	810,956	12,448,582
Class B
Subscriptions	45,185	681,538	109,653	2,387,237	78,369	1,825,379
Distributions reinvested	314,164	4,676,823	769,033	16,698,978	527,817	12,265,228
Redemptions	(1,870,593)	(28,024,189)	(1,659,578)	(38,345,749)	(935,890)	(22,742,025)
Net increase (decrease)	(1,511,244)	(22,665,828)	(780,892)	(19,259,534)	(329,704)	(8,651,418)
Class C
Subscriptions	242,479	3,574,333	468,652	10,111,547	309,929	7,245,205
Distributions reinvested	597,194	8,774,413	1,073,059	23,122,601	659,733	15,324,874
Redemptions	(2,276,085)	(31,995,645)	(1,346,352)	(31,293,914)	(1,135,070)	(27,767,999)
Net increase (decrease)	(1,436,412)	(19,646,899)	195,359	1,940,234	(165,408)	(5,197,920)
Class Z
Subscriptions	23,409,638	347,508,796	3,639,693	86,356,426	1,879,407	46,956,866
Distributions reinvested	8,033,128	120,862,229	13,242,447	296,255,061	7,900,734	189,194,368
Redemptions	(41,267,291)	(615,694,894)	(19,414,198)	(471,746,123)	(11,511,055)	(287,589,424)
Net decrease	(9,824,525)	(147,323,869)	(2,532,058)	(89,134,636)	(1,730,914)	(51,438,190)

See Accompanying Notes to Financial Statements.

49

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico Global Fund		Columbia Marsico International Opportunities Fund
	Period Ended February 28, 2009 (a)		Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	241,432	2,213,067	13,475,313	159,192,848	15,417,945	245,380,080
Distributions reinvested	—	—	327,476	4,754,957	3,961,661	62,848,181
Redemptions	(17,972)	(115,674)	(25,620,827)	(233,324,059)	(8,697,841)	(136,048,578)
Net increase (decrease)	223,460	2,097,393	(11,818,038)	(69,376,254)	10,681,765	172,179,683
Class B
Subscriptions	—	—	331,625	3,946,145	618,773	9,325,803
Distributions reinvested	—	—	23,218	320,175	303,053	4,580,606
Redemptions	—	—	(1,147,897)	(11,572,046)	(611,315)	(9,240,833)
Net increase (decrease)	—	—	(793,054)	(7,305,726)	310,511	4,665,576
Class C
Subscriptions	191,782	1,718,833	1,236,446	14,495,661	2,443,130	36,990,703
Distributions reinvested	—	—	51,163	705,538	581,617	8,799,576
Redemptions	(12,613)	(88,797)	(3,125,022)	(29,145,367)	(1,211,536)	(18,180,319)
Net increase (decrease)	179,169	1,630,036	(1,837,413)	(13,944,168)	1,813,211	27,609,960
Class R
Subscriptions	125,032	1,250,177	282,635	3,014,362	220,431	3,443,611
Distributions reinvested	—	—	2,314	33,555	24,255	384,691
Redemptions	—	—	(155,739)	(1,676,928)	(126,202)	(2,014,871)
Net increase	125,032	1,250,177	129,210	1,370,989	118,484	1,813,431
Class Z
Subscriptions	141,647	1,422,790	29,968,893	355,905,964	34,078,759	544,925,397
Distributions reinvested	—	—	459,765	6,781,537	5,717,686	91,962,656
Redemptions	—	—	(78,938,540)	(732,711,196)	(25,785,783)	(417,185,005)
Net increase (decrease)	141,647	1,422,790	(48,509,882)	(370,023,695)	14,010,662	219,703,048

(a)  The Fund commenced operations on April 30, 2008.

See Accompanying Notes to Financial Statements.

50

	Columbia Multi-Advisor International Equity Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	303,061	4,101,058	279,307	5,013,967
Distributions reinvested	42,175	554,054	274,882	4,766,717
Redemptions	(710,083)	(7,743,019)	(416,613)	(7,445,176)
Net increase (decrease)	(364,847)	(3,087,907)	137,576	2,335,508
Class B
Subscriptions	30,582	351,078	42,538	694,899
Distributions reinvested	2,408	34,273	28,416	454,115
Redemptions	(117,000)	(1,367,398)	(114,525)	(1,882,359)
Net increase (decrease)	(84,010)	(982,047)	(43,571)	(733,345)
Class C
Subscriptions	38,313	416,847	63,769	1,039,478
Distributions reinvested	2,181	30,637	20,804	328,159
Redemptions	(110,481)	(1,137,680)	(38,964)	(628,565)
Net increase (decrease)	(69,987)	(690,196)	45,609	739,072
Class R
Subscriptions	3,071	34,167	10,813	192,947
Distributions reinvested	177	2,416	944	16,160
Redemptions	(688)	(7,675)	—	—
Net increase	2,560	28,908	11,757	209,107
Class Z
Subscriptions	38,249,816	449,368,814	29,780,555	529,844,907
Distributions reinvested	1,836,310	23,496,332	9,513,725	166,769,150
Redemptions	(46,138,899)	(499,184,585)	(15,647,030)	(284,209,019)
Net increase (decrease)	(6,052,773)	(26,319,439)	23,647,250	412,405,038

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.33		$13.43		$12.64		$11.98		$12.04	$7.18
Income from Investment Operations:
Net investment income (c)	0.18		0.19	(d)	0.14		0.16		0.11	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(4.58)		(1.21)		2.07		1.76		0.85	4.96
Total from investment operations	(4.40)		(1.02)		2.21		1.92		0.96	5.01
Less Distributions to Shareholders:
From net investment income	—		(0.19)		(0.12)		(0.17)		(0.11)	(0.04)
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.08)		(1.42)		(1.26)		(1.02)	(0.15)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—	—
Net Asset Value, End of Period	$4.14		$9.33		$13.43		$12.64		$11.98	$12.04
Total return (f)	(51.34	)%(g)	(10.43	)%(g)	19.27	%(g)(h)	16.97%		8.64%	70.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.60%		1.51%		1.53	%(j)	1.45%		1.52%	1.55%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.60%		1.51%		1.53	%(j)	1.45%		1.52%	1.55%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income	2.45	%(i)	1.50	%(i)	1.17	%(j)	1.32%		0.94%	0.44%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$16,031		$85,257		$114,224		$119,611		$126,679	$127,609

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.05		$13.12		$12.40		$11.78		$11.86	$7.11
Income from Investment Operations:
Net investment income (loss) (c)	0.12		0.10	(d)	0.05		0.07		0.02	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.40)		(1.17)		2.02		1.71		0.84	4.89
Total from investment operations	(4.28)		(1.07)		2.07		1.78		0.86	4.86
Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.05)		(0.07)		(0.03)	—
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.00)		(1.35)		(1.16)		(0.94)	(0.11)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	— (e)
Net Asset Value, End of Period	$3.98		$9.05		$13.12		$12.40		$11.78	$11.86
Total return (f)	(51.61	)%(g)	(11.08	)%(g)	18.44	%(g)(h)	16.08%		7.85%	68.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income (loss)	1.67	%(i)	0.76	%(i)	0.41	%(j)	0.58%		0.19%	(0.31)%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$7,408		$22,943		$32,635		$32,564		$34,324	$35,343

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.05		$13.13		$12.41		$11.78		$11.86	$7.11
Income from Investment Operations:
Net investment income (loss) (c)	0.12		0.09	(d)	0.04		0.07		0.02	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.40)		(1.17)		2.03		1.72		0.84	4.89
Total from investment operations	(4.28)		(1.08)		2.07		1.79		0.86	4.86
Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.05)		(0.07)		(0.03)	—
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.00)		(1.35)		(1.16)		(0.94)	(0.11)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	— (e)
Net Asset Value, End of Period	$3.98		$9.05		$13.13		$12.41		$11.78	$11.86
Total return (f)	(51.61	)%(g)	(11.14	)%(g)	18.44	%(g)(h)	16.16%		7.84%	68.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income (loss)	1.69	%(i)	0.74	%(i)	0.39	%(j)	0.58%		0.19%	(0.31)%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$21,375		$72,405		$97,465		$92,558		$98,850	$101,025

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

54

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.40		$13.53		$12.72		$12.04		$12.10	$7.21
Income from Investment Operations:
Net investment income (c)	0.21		0.23	(d)	0.17		0.20		0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(4.61)		(1.23)		2.09		1.77		0.85	4.99
Total from investment operations	(4.40)		(1.00)		2.26		1.97		0.99	5.06
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.24)		(0.15)		(0.20)		(0.14)	(0.06)
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.82)		(3.13)		(1.45)		(1.29)		(1.05)	(0.17)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—	—
Net Asset Value, End of Period	$4.18		$9.40		$13.53		$12.72		$12.04	$12.10
Total return (f)	(51.10	)%(g)	(10.26	)%(g)	19.54	%(g)(h)	17.34%		8.84%	70.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.35%		1.26%		1.28	%(j)	1.20%		1.27%	1.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.35%		1.26%		1.28	%(j)	1.20%		1.27%	1.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income	2.81	%(i)	1.77	%(i)	1.42	%(j)	1.60%		1.19%	0.69%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$20,615		$66,875		$117,125		$117,072		$134,337	$144,242

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.95		$26.02		$24.97		$22.34		$20.64		$11.62
Income from Investment Operations:
Net investment income (d)	0.52		0.65		0.29		0.31		0.23		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(7.83)		(1.95)		4.34		4.73		2.51		9.04
Total from investment operations	(7.31)		(1.30)		4.63		5.04		2.74		9.19
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.68)		(0.34)		(0.35)		(0.25)		(0.17)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.24)		(5.77)		(3.58)		(2.41)		(1.04)		(0.17)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.40		$18.95		$26.02		$24.97		$22.34		$20.64
Total return (f)	(42.59)%		(7.28	)%(g)	20.46%		24.28%		13.38%		79.17%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.38	%(h)	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	1.38	%(h)	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	3.31	%(h)	2.71	%(h)(i)	1.15%		1.38%		1.10%		0.89%
Net assets, end of period (000's)	$241,097		$868,942		$1,073,616		$1,010,361		$906,848		$792,857

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.39		$25.43		$24.54		$22.00		$20.35		$11.47
Income from Investment Operations:
Net investment income (d)	0.37		0.49		0.11		0.15		0.08		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)		(1.91)		4.22		4.63		2.45		8.91
Total from investment operations	(7.16)		(1.42)		4.33		4.78		2.53		8.93
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.53)		(0.20)		(0.18)		(0.09)		(0.05)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.14)		(5.62)		(3.44)		(2.24)		(0.88)		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.09		$18.39		$25.43		$24.54		$22.00		$20.35
Total return (f)	(43.01)%		(7.90	)%(g)	19.51%		23.36%		12.54%		77.89%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	2.43	%(h)	2.10	%(h)(i)	0.45%		0.67%		0.35%		0.14%
Net assets, end of period (000's)	$18,743		$65,705		$110,726		$114,932		$111,402		$112,798

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.37		$25.40		$24.52		$21.98		$20.33		$11.46
Income from Investment Operations:
Net investment income (d)	0.34		0.46		0.10		0.15		0.08		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.49)		(1.87)		4.22		4.63		2.45		8.90
Total from investment operations	(7.15)		(1.41)		4.32		4.78		2.53		8.92
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.53)		(0.20)		(0.18)		(0.09)		(0.05)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.14)		(5.62)		(3.44)		(2.24)		(0.88)		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.08		$18.37		$25.40		$24.52		$21.98		$20.33
Total return (f)	(43.00)%		(7.86	)%(g)	19.48%		23.38%		12.54%		77.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	2.28	%(h)	1.99	%(h)(i)	0.42%		0.67%		0.35%		0.14%
Net assets, end of period (000's)	$49,750		$127,020		$170,731		$168,819		$162,797		$170,702

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$19.10		$26.17		$25.09		$22.42		$20.71		$11.65
Income from Investment Operations:
Net investment income (d)	0.50		0.73		0.36		0.38		0.29		0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(7.83)		(1.98)		4.35		4.75		2.51		9.07
Total from investment operations	(7.33)		(1.25)		4.71		5.13		2.80		9.26
Less Distributions to Shareholders:
From net investment income	(0.57)		(0.73)		(0.39)		(0.40)		(0.30)		(0.20)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.28)		(5.82)		(3.63)		(2.46)		(1.09)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.49		$19.10		$26.17		$25.09		$22.42		$20.71
Total return (f)	(42.41)%		(7.05	)%(g)	20.70%		24.66%		13.63%		79.67%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.13	%(h)	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	1.13	%(h)	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	3.20	%(h)	3.04	%(h)(i)	1.43%		1.69%		1.35%		1.14%
Net assets, end of period (000's)	$844,122		$1,886,808		$2,651,855		$2,585,390		$2,577,677		$2,488,701

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized loss on investments and foreign currency	(5.03)
Total from investment operations	(5.02)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.98
Total return (d)(e)(f)	(50.20)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.60%
Waiver/Reimbursement (g)	7.19%
Net investment income (g)(h)	0.09%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

60

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.04)
Net realized and unrealized loss on investments and foreign currency	(5.01)
Total from investment operations	(5.05)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.95
Total return (d)(e)(f)	(50.50)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	2.35%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	(0.63)%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

61

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized loss on investments and foreign currency	(5.02)
Total from investment operations	(5.03)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Year	$4.97
Total return (d)(e)(f)	(50.30)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.85%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	(0.12)%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

62

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class Z Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized loss on investments and foreign currency	(5.03)
Total from investment operations	(5.01)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.99
Total return (d)(e)(f)	(50.10)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.35%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	0.35%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.58		$14.85		$14.67		$11.41		$11.05		$6.93
Income from Investment Operations:
Net investment income (c)	0.12	(d)	0.14	(e)	—	(f)	0.09		0.05		— (f)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.82)		1.54		1.38		3.74		0.51		4.20
Total from investment operations	(7.70)		1.68		1.38		3.83		0.56		4.20
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.04)		(0.10)		(0.04)		—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)		(0.08)
Total distributions to shareholders	(0.12)		(1.95)		(1.20)		(0.57)		(0.20)		(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.76		$14.58		$14.85		$14.67		$11.41		$11.05
Total return (g)	(53.26)%		10.55%		10.52	%(h)	35.26%		5.24%		60.87%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.52%		1.44%		1.40	%(j)	1.34%		1.37%		1.42%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses (i)	1.52%		1.44%		1.40	%(j)	1.34%		1.37%		1.42%
Net investment income (loss)	1.05	%(i)	0.90	%(i)	(0.03	)%(j)	0.74%		0.47%		(0.04)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%		121%
Net assets, end of period (000's)	$198,012		$599,356		$452,047		$150,043		$52,794		$19,785

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$13.87		$14.23		$14.17		$11.05		$10.75	$6.79
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(d)	0.03	(e)	(0.08)		0.01		(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.40)		1.46		1.30		3.59		0.49	4.11
Total from investment operations	(7.37)		1.49		1.22		3.60		0.46	4.04
Less Distributions to Shareholders:
From net investment income	—		(0.06)		—		(0.01)		—	—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.85)		(1.16)		(0.48)		(0.16)	(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.38		$13.87		$14.23		$14.17		$11.05	$10.75
Total return (g)	(53.60)%		9.68%		9.76	%(h)	34.22%		4.45%	59.77%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Net investment income (loss)	0.32	%(i)	0.22	%(i)	(0.63	)%(j)	0.12%		(0.28)%	(0.79)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$15,281		$44,224		$40,953		$28,883		$16,618	$8,905

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$13.88		$14.24		$14.18		$11.05		$10.75	$6.80
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(d)	0.02	(e)	(0.09)		0.01		(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.40)		1.47		1.31		3.60		0.49	4.10
Total from investment operations	(7.37)		1.49		1.22		3.61		0.46	4.03
Less Distributions to Shareholders:
From net investment income	—		(0.06)		—		(0.01)		—	—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.85)		(1.16)		(0.48)		(0.16)	(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.39		$13.88		$14.24		$14.18		$11.05	$10.75
Total return (g)	(53.57)%		9.67%		9.76	%(h)	34.32%		4.45%	59.53%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Net investment income (loss)	0.30	%(i)	0.16	%(i)	(0.69	)%(j)	0.05%		(0.28)%	(0.79)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$38,668		$109,553		$86,563		$46,365		$19,530	$8,331

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.56		$14.84		$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.06	(d)	0.08	(e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.77)		1.56		1.51		0.92
Total from investment operations	(7.71)		1.64		1.34		0.91
Less Distributions to Shareholders:
From net investment income	—		(0.13)		(0.01)		—
From net realized gains	(0.12)		(1.79)		(1.16)		—
Total distributions to shareholders	(0.12)		(1.92)		(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—
Net Asset Value, End of Period	$6.73		$14.56		$14.84		$14.67
Total return (g)	(53.40)%		10.26%		10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.77%		1.69%		1.65	%(j)	1.64	%(j)
Interest expense	—		—		—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.77%		1.69%		1.65	%(j)	1.64	%(j)
Net investment income (loss)	0.58	%(i)	0.51	%(i)	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	117%		116%		109	%(h)	118	%(h)
Net assets, end of period (000's)	$2,592		$3,724		$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$14.79		$15.04		$14.83		$11.53		$11.15	$6.98
Income from Investment Operations:
Net investment income (c)	0.15	(d)	0.20	(e)	0.05		0.13		0.08	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.95)		1.54		1.39		3.77		0.52	4.24
Total from investment operations	(7.80)		1.74		1.44		3.90		0.60	4.26
Less Distributions to Shareholders:
From net investment income	—		(0.20)		(0.07)		(0.13)		(0.06)	(0.01)
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.99)		(1.23)		(0.60)		(0.22)	(0.09)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.87		$14.79		$15.04		$14.83		$11.53	$11.15
Total return (g)	(53.17)%		10.77%		10.81	%(h)	35.53%		5.55%	61.25%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.27%		1.19%		1.15	%(j)	1.09%		1.12%	1.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.27%		1.19%		1.15	%(j)	1.09%		1.12%	1.17%
Net investment income	1.32	%(i)	1.23	%(i)	0.37	%(j)	1.08%		0.72%	0.21%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$824,068		$2,491,232		$2,322,301		$1,744,737		$991,889	$509,262

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$15.77		$17.12		$16.39		$13.30		$12.00		$7.93
Income from Investment Operations:
Net investment income (c)	0.26		0.28		0.16		0.21		0.13		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(8.33)		0.76		1.91		3.20		1.18		4.09
Total from investment operations	(8.07)		1.04		2.07		3.41		1.31		4.17
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.28)		(0.18)		(0.27)		(0.01)		(0.10)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.26)		(2.39)		(1.34)		(0.32)		(0.01)		(0.10)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$7.44		$15.77		$17.12		$16.39		$13.30		$12.00
Total return (e)	(51.87)%		5.14%		13.55	%(f)	25.86%		10.88%		52.71%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)	1.37	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)	1.37	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income	2.05	%(g)	1.56	%(g)	1.06	%(h)	1.43%		1.01%		0.74%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$16,936		$41,660		$42,865		$39,330		$28,527		$27,396

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.47		$15.89		$15.31		$12.44		$11.30		$7.50
Income from Investment Operations:
Net investment income (loss) (c)	0.17		0.15		0.05		0.16		0.03		—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.63)		0.70		1.76		2.92		1.11		3.85
Total from investment operations	(7.46)		0.85		1.81		3.08		1.14		3.85
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.07)		(0.16)		—		(0.05)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.19)		(2.27)		(1.23)		(0.21)		—		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.82		$14.47		$15.89		$15.31		$12.44		$11.30
Total return (e)	(52.23)%		4.40%		12.76	%(f)	24.96%		10.09%		51.39%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income (loss)	1.44	%(g)	0.89	%(g)	0.36	%(h)	1.19%		0.26%		(0.01)%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,098		$3,545		$4,587		$4,712		$9,976		$9,956

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.29		$15.72		$15.16		$12.32		$11.20		$7.43
Income from Investment Operations:
Net investment income (loss) (c)	0.16		0.13		0.05		0.09		0.03		—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)		0.71		1.74		2.96		1.09		3.82
Total from investment operations	(7.37)		0.84		1.79		3.05		1.12		3.82
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.07)		(0.16)		—		(0.05)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.19)		(2.27)		(1.23)		(0.21)		—		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.73		$14.29		$15.72		$15.16		$12.32		$11.20
Total return (e)	(52.26)%		4.37%		12.75	%(f)	24.96%		10.00%		51.43%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income (loss)	1.38	%(g)	0.79	%(g)	0.34	%(h)	0.70%		0.26%		(0.01)%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,349		$3,863		$3,533		$3,276		$2,563		$1,867

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(8.30)		0.93		1.91		0.91
Total from investment operations	(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.24)		(0.13)		—
From net realized gains	(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—
Net Asset Value, End of Period	$7.44		$15.76		$17.12		$16.38
Total return (e)	(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		0.08	%(h)(k)
Net investment income	1.70	%(g)	0.31	%(g)	0.80	%(h)	0.85	%(h)
Portfolio turnover rate	83%		78%		73	%(f)	74%
Net assets, end of period (000's)	$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

72

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$15.96		$17.29		$16.58		$13.44		$12.13		$8.01
Income from Investment Operations:
Net investment income (c)	0.29		0.32		0.19		0.24		0.16		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(8.43)		0.78		1.93		3.25		1.19		4.11
Total from investment operations	(8.14)		1.10		2.12		3.49		1.35		4.24
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.32)		(0.25)		(0.30)		(0.04)		(0.12)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.30)		(2.43)		(1.41)		(0.35)		(0.04)		(0.12)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$7.52		$15.96		$17.29		$16.58		$13.44		$12.13
Total return (e)	(51.76)%		5.42%		13.73	%(f)	26.24%		11.10%		53.06%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)	1.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)	1.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income	2.28	%(g)	1.79	%(g)	1.26	%(h)	1.68%		1.26%		0.99%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,155,598		$2,549,057		$2,352,583		$1,841,838		$1,199,712		$917,391

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

73

Notes to Financial Statements – International/Global Stock Funds
February 28, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seek long-term capital appreciation. Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund each seek long-term growth of capital. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 85.4% at February 28, 2009. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Advisors, LLC ("Columbia"), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Global Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Marsico Global Fund commenced operations on April 30, 2008. Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Beginning March 31, 2009, Columbia International Value Fund will reopen for purchases from new and existing investors. Beginning on or about June 22, 2009, the Funds will no longer accept investment in Class B shares from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

74

International/Global Stock Funds, February 28, 2009 (continued)

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On March 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), except for Columbia Marsico Global Fund which adopted SFAS 157 on April 30, 2008. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of February 28, 2009, in valuing each Fund's assets:

Columbia Global Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$29,025,657	$—
Level 2 – Other Significant Observable Inputs	35,702,080	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$64,727,737	$—

75

International/Global Stock Funds, February 28, 2009 (continued)

Columbia Marsico Global Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,974,328	$—
Level 2 – Other Significant Observable Inputs	1,804,756	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,779,084	$—

Columbia Marsico International Opportunities Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$279,738,055	$—
Level 2 – Other Significant Observable Inputs	778,908,222	—
Level 3 – Significant Unobservable Inputs	746,858	—
Total	$1,059,393,135	$—

The following table reconciles asset balances for the year ending February 28, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Marsico International Opportunities Fund

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	(503,519)	—
Net purchases/sales	1,250,377	—
Transfers into and/or out of Level 3	—	—
Balance as of February 28, 2009	$746,858	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized loss attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $(503,519). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

Columbia Multi-Advisor International Equity Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$179,937,901	$—
Level 2 – Other Significant Observable Inputs	984,301,139	—
Level 3 – Significant Unobservable Inputs	419,147	—
Total	$1,164,658,187	$—

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Multi-Advisor International Equity Fund

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(280,306)	—
Net purchases/sales	699,453	—
Transfers into and/ or out of Level 3	—	—
Balance as of February 28, 2009	$419,147	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized loss attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $(280,306). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

76

International/Global Stock Funds, February 28, 2009 (continued)

identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each

77

International/Global Stock Funds, February 28, 2009 (continued)

Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed annually by each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2009, permanent book and tax differences resulting primarily from non-deductible 12b-1 fees, differing treatments for net operating losses, distribution reclasses and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed or (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Global Value Fund	$(101,142)	$101,142	$—
Columbia International Value Fund	(775,769)	2,789,515	(2,013,746)
Columbia Marsico Global Fund	2,638	2,574	(5,212)
Columbia Marsico International Opportunities Fund	(2,502,997)	2,316,298	186,699
Columbia Multi-Advisor International Equity Fund	(1,700,164)	1,601,300	98,864

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

78

International/Global Stock Funds, February 28, 2009 (continued)

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	February 28, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Global Value Fund	$233,979	$18,868,824	$—
Columbia International Value Fund	84,192,381	223,286,765	1,088,951
Columbia Marsico Global Fund	—	—	—
Columbia Marsico International Opportunities Fund	548,803	26,828,602	—
Columbia Multi-Advisor International Equity Fund	23,022,083	25,723,512	—

	February 29, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$6,974,982	$71,248,376
Columbia International Value Fund	137,509,112	704,446,688
Columbia Marsico International Opportunities Fund	176,089,717	225,160,155
Columbia Multi-Advisor International Equity Fund	139,534,678	217,641,066

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$3,425,967	$—	$(79,133,799)
Columbia International Value Fund	—	—	(1,135,608,735)
Columbia Marsico Global Fund	—	—	(1,449,373)
Columbia Marsico International Opportunities Fund	26,852,582	—	(533,720,324)
Columbia Multi-Advisor International Equity Fund	29,562,738	—	(591,550,634)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, and the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts.

79

International/Global Stock Funds, February 28, 2009 (continued)

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$4,169,179	$(83,302,978)	$(79,133,799)
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Marsico Global Fund	28,970	(1,478,343)	(1,449,373)
Columbia Marsico International Opportunities Fund	58,311,336	(592,031,660)	(533,720,324)
Columbia Multi-Advisor International Equity Fund	59,387,591	(650,938,225)	(591,550,634)

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of February 28, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration 2017
Columbia Global Value Fund	$18,857,402
Columbia Marsico Global Fund	698,414
Columbia Marsico International
Opportunities Fund	417,923,082
Columbia Multi-Advisor International Equity Fund	250,073,781

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, post-October capital losses as follows attributed to security transactions were deferred to March 1, 2009:

Columbia Global Value Fund	$16,357,333
Columbia International Value Fund	32,406,638
Columbia Marsico Global Fund	920,771
Columbia Marsico International Opportunities Fund	305,509,157
Columbia Multi-Advisor International Equity Fund	210,847,351

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

80

International/Global Stock Funds, February 28, 2009 (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Marsico Global Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services and a portion of the administrative services through its investment in the Master Portfolio. (See Notes to Financial Statements of the Master Portfolio.)

For the year ended February 28, 2009, the effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rates
Columbia Global Value Fund	0.90%
Columbia Marsico Global Fund	0.80%
Columbia Marsico International Opportunities Fund	0.80%
Columbia Multi-Advisor International Equity Fund	0.62%

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-advisor. Causeway Capital Management LLC ("Causeway") and Marsico Capital Management, LLC ("Marsico") are co-investment sub-advisors of the Fund. Pursuant to the sub-advisory agreement, Columbia, from the investment advisory fee it receives, pays Causeway and Marsico a monthly sub-advisory fee.

Marsico has also been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to Columbia Multi-Advisor International

81

International/Global Stock Funds, February 28, 2009 (continued)

Equity Fund and Columbia Marsico International Opportunities Fund at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Marsico is also entitled to receive a monthly sub-advisory fee for its services provided to Columbia Marsico Global Fund, based on the Fund's average daily net assets, at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Marsico Global Fund	0.22%
Columbia Marsico International Opportunities Fund	0.22%
Columbia Multi-Advisor International
Equity Fund	0.17%

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each investment sub-advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees

82

International/Global Stock Funds, February 28, 2009 (continued)

of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia Global Value Fund. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Columbia Global Value Fund	$300
Columbia International Value Fund	1,260
Columbia Marsico International
Opportunities Fund	920
Columbia Multi-Advisor International
Equity Fund	1,429

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended February 28, 2009, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$77	$—	$15,805	$58
Columbia International Value Fund	123	—	6,436	241
Columbia Marsico Global Fund	696	—	—	606
Columbia Marsico International Opportunities Fund	49,770	4,689	72,437	20,577
Columbia Multi-Advisor International Equity Fund	4,955	—	2,895	155

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

83

International/Global Stock Funds, February 28, 2009 (continued)

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through June 30, 2009 for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund and through June 30, 2010 for Columbia Marsico Global Fund, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Annual rate
Columbia Global Value Fund	1.40%
Columbia Marsico Global Fund	1.35%
Columbia Marsico International
Opportunities Fund	1.50%

To the extent that the Funds are not benefiting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fee for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund through June 30, 2009.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rates effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the preceding Sub-Advisory Fee note. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive immediately prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund would be calculated as follows:

Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Columbia and/or the Distributor are entitled to recover from Columbia Global Value Fund and Columbia Marsico Global Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2009, $272,206, expiring February 29, 2012 was potentially recoverable from Columbia Marsico Global Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

84

International/Global Stock Funds, February 28, 2009 (continued)

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities

Other Related Party Transactions

In connection with the purchase and sale of their securities during the period, the Funds used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2009 were as follows:

Fund	Broker	Amount
Columbia Global Value Fund	Bank of America Securities	$2,907
Columbia Marsico Fund	International Opportunities Merrill Lynch*	24,111
Columbia Equity Fund	Multi-Advisor International Merrill Lynch*	25,227

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended February 28, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia International Value Fund	$2
Columbia Marsico Global Fund	205
Columbia Marsico International
Opportunities Fund	598
Columbia Multi-Advisor International Equity Fund	841

Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Global Value Fund	$15,460,890	$100,357,737
Columbia Marsico
Global Fund	12,638,072	6,622,430
Columbia Marsico International Opportunities Fund	2,657,756,395	3,015,291,392
Columbia Multi-Advisor
International
Equity Fund	1,621,618,319	1,640,105,805

Note 7. Redemption Fees

The Funds may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the fund shares. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class of the Funds

85

International/Global Stock Funds, February 28, 2009 (continued)

based on the relative net assets at the time of the redemption. For the year ended February 28, 2009, the Funds assessed redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$438	$123	$383	$—	$269
Columbia International Value Fund	11,836	885	2,012	—	31,467
Columbia Marsico Global Fund	66	—	53	46	52
Columbia Marsico International Opportunities Fund	44,718	3,049	7,910	179,625	366
Columbia Multi-Advisor International Equity Fund	2,541	178	215	14	163,141

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, Columbia Global Value Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $943,396 at a weighted average interest rate of 1.033%.

Note 9. Securities Lending

Columbia Global Value Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed in or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of February 28, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint

86

International/Global Stock Funds, February 28, 2009 (continued)

investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Global Value Fund	39.2
Columbia International Value Fund	35.3
Columbia Marsico Global Fund	74.7
Columbia Marsico International Opportunities Fund	49.9
Columbia Multi-Advisor International Equity Fund	75.3

As of February 28, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	2	19.6

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates,

87

International/Global Stock Funds, February 28, 2009 (continued)

including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Event

Effective May 1, 2009, Columbia has voluntarily agreed to waive fees and or reimburse expenses for Columbia Multi-Advisor International Equity Fund so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed 1.35% annually.

Effective July 1, 2009, Columbia has voluntarily agreed to waive fees and or reimburse expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed 1.35% annually.

88

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund (constituting series of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

89

Federal Income Tax Information (Unaudited)

Columbia Global Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $252,326 ($0.02 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $4,273,421 ($0.27 per share) for the fiscal year ended February 28, 2009.

50.43% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia International Value Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2009, $31,186,246, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended February 28, 2009, of $8,093,382 ($0.07 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $102,928,167 ($0.84 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 73.69% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $6,113,159 ($0.04 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $66,132,265 ($0.42 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 98.95% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

0.22% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualified for the corporate dividends received deduction.

Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $7,102,343 ($0.05 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $72,118,511 ($0.46 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 81.17% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

90

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2009

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

91

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2009

Common Stocks – 98.5%
	Shares	Value ($)
Consumer Discretionary – 5.5%
Automobiles – 0.4%
Nissan Motor Co., Ltd.	1,330,900	4,172,912
Renault SA	125,200	1,829,275
Automobiles Total		6,002,187
Household Durables – 1.1%
Sony Corp.	897,900	15,346,044
Household Durables Total		15,346,044
Media – 1.5%
British Sky Broadcasting Group PLC	1,083,100	7,291,538
ITV PLC	37,586,400	13,317,654
Media Total		20,609,192
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	2,485,740	18,494,651
Multiline Retail Total		18,494,651
Specialty Retail – 1.1%
Kingfisher PLC	7,819,700	14,161,276
Specialty Retail Total		14,161,276
Consumer Discretionary Total		74,613,350
Consumer Staples – 9.1%
Food & Staples Retailing – 6.9%
Carrefour SA	891,160	30,249,543
Koninklijke Ahold NV	2,496,732	28,043,957
Seven & I Holdings Co., Ltd.	504,000	11,335,417
Wm. Morrison Supermarkets PLC	6,214,365	22,975,177
Food & Staples Retailing Total		92,604,094
Food Products – 2.2%
Unilever NV	1,536,504	29,705,522
Food Products Total		29,705,522
Consumer Staples Total		122,309,616
Financials – 17.6%
Commercial Banks – 10.8%
Barclays PLC	4,818,407	6,442,763
Chuo Mitsui Trust Holdings, Inc.	1,436,000	4,458,302
Credit Agricole SA	717,100	7,098,479
Credit Agricole SA (a)	239,032	2,344,064

	Shares	Value ($)
HSBC Holdings PLC	1,980,044	13,925,128
Hypo Real Estate Holding AG, ADR	253,261	344,182
Intesa Sanpaolo SpA	8,435,186	20,703,018
Mitsubishi UFJ Financial Group, Inc.	7,873,531	36,626,703
Mizuho Financial Group, Inc.	15,183,000	29,247,441
Natixis	2,080,100	2,900,751
Natixis (a)	3,244,946	4,525,159
Royal Bank of Scotland Group PLC	681,186	227,501
Royal Bank of Scotland Group PLC (a)	416,280	137,002
Royal Bank of Scotland Group PLC, ADR	20,467	127,305
San-In Godo Bank Ltd.	233,000	1,671,192
Sumitomo Mitsui Financial Group, Inc.	250,100	8,123,541
Yamaguchi Financial Group, Inc.	754,000	6,659,644
Commercial Banks Total		145,562,175
Consumer Finance – 0.6%
Aiful Corp.	2,149,600	2,268,649
Takefuji Corp.	1,689,230	5,677,211
Consumer Finance Total		7,945,860
Insurance – 6.2%
Aegon NV	5,311,757	19,387,130
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,373,000	33,341,974
Sompo Japan Insurance, Inc.	832,000	4,202,838
Tokio Marine Holdings, Inc.	1,021,900	23,664,061
XL Capital Ltd., Class A	880,000	2,912,800
Insurance Total		83,508,803
Financials Total		237,016,838
Health Care – 16.1%
Pharmaceuticals – 16.1%
AstraZeneca PLC	1,309,785	42,058,237
Daiichi Sankyo Co., Ltd.	852,600	13,899,140
GlaxoSmithKline PLC	2,407,048	36,836,998
Ono Pharmaceutical Co., Ltd.	990,900	46,298,520
Sanofi-Aventis SA	930,686	48,274,678
Taisho Pharmaceutical Co., Ltd.	382,000	6,928,019
Takeda Pharmaceutical Co., Ltd.	565,400	23,115,385
Pharmaceuticals Total		217,410,977
Health Care Total		217,410,977

See Accompanying Notes to Financial Statements.

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Columbia International Value Master Portfolio

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Industrials – 1.2%
Commercial Services & Supplies – 1.2%
Contax Participacoes SA, ADR	2,827,200	2,588,867
Dai Nippon Printing Co., Ltd.	1,555,000	13,367,949
Commercial Services & Supplies Total		15,956,816
Industrials Total		15,956,816
Information Technology – 14.1%
Communications Equipment – 5.0%
Alcatel-Lucent (b)	9,071,300	12,305,151
Telefonaktiebolaget LM Ericsson, Class B	6,574,668	54,746,928
Communications Equipment Total		67,052,079
Computers & Peripherals – 0.7%
NEC Corp.	3,879,000	9,260,792
Computers & Peripherals Total		9,260,792
Electronic Equipment, Instruments & Components – 2.9%
FUJIFILM Holdings Corp.	693,405	13,215,157
Hitachi Ltd.	3,889,000	9,882,391
TDK Corp.	185,000	6,198,576
Tyco Electronics Ltd.	1,038,543	9,845,388
Electronic Equipment, Instruments & Components Total		39,141,512
Semiconductors & Semiconductor Equipment – 5.5%
Infineon Technologies AG (b)	1,748,573	1,052,958
Rohm Co., Ltd.	725,400	35,156,944
STMicroelectronics NV	4,215,100	18,686,896
United Microelectronics Corp.	90,032,817	20,206,899
Semiconductors & Semiconductor Equipment Total		75,103,697
Information Technology Total		190,558,080
Materials – 3.1%
Chemicals – 3.1%
Akzo Nobel NV	564,100	19,977,375
BASF SE	787,700	21,929,404
Chemicals Total		41,906,779
Materials Total		41,906,779
Telecommunication Services – 27.6%
Diversified Telecommunication Services – 24.8%
Brasil Telecom Participacoes SA, ADR	232,523	7,291,921
Deutsche Telekom AG, Registered Shares	4,885,600	59,242,930

	Shares	Value ($)
France Telecom SA	1,369,112	30,912,672
KT Corp., ADR	1,730,090	20,795,682
Nippon Telegraph & Telephone Corp.	942,500	41,043,343
Portugal Telecom SGPS SA, ADR	5,584,476	44,899,187
Swisscom AG, ADR	969,800	29,302,119
Tele Norte Leste Participacoes SA, ADR	916,800	11,111,616
Telecom Corp. of New Zealand Ltd., ADR	2,168,604	12,621,275
Telecom Italia SpA	16,491,810	20,207,093
Telecom Italia SpA, Savings Shares	10,039,010	9,647,033
Telefonica SA, ADR	362,381	20,133,888
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	15,924,138
Telmex Internacional SAB de CV, ADR	1,613,640	12,312,073
Diversified Telecommunication Services Total		335,444,970
Wireless Telecommunication Services – 2.8%
SK Telecom Co., Ltd.	160,077	19,573,144
SK Telecom Co., Ltd., ADR	917,839	12,289,864
Telemig Celular Participacoes SA	20,203	782,058
Tim Participacoes SA, ADR	127,738	1,810,047
Vivo Participacoes SA, ADR	172,874	2,802,288
Wireless Telecommunication Services Total		37,257,401
Telecommunication Services Total		372,702,371
Utilities – 4.2%
Electric Utilities – 4.2%
Centrais Electricas Brasileiras SA, ADR	3,221,667	34,794,004
Korea Electric Power Corp., ADR (b)	2,959,950	22,584,418
Electric Utilities Total		57,378,422
Utilities Total		57,378,422
Total Common Stocks (cost of $2,465,245,937)		1,329,853,249

See Accompanying Notes to Financial Statements.

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Columbia International Value Master Portfolio

February 28, 2009

Short-Term Obligation – 1.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.190%, collateralized by a U.S. Government Agency Obligation maturing 12/03/13, market value $15,985,515 (repurchase proceeds $15,670,248)	15,670,000	15,670,000
Total Short-Term Obligation (cost of $15,670,000)		15,670,000
Total Investments – 99.7% (cost of $2,480,915,937) (c)		1,345,523,249
Other Assets & Liabilities, Net – 0.3%		4,689,145
Net Assets – 100.0%		1,350,212,394

Notes to Investment Portfolio:

(a)  Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities, which are not illiquid, amounted to $7,006,225, which represents 0.5% of net assets.

(b)  Non-income producing security.

(c)  Cost for federal income tax purposes is $2,481,131,984.

The Master Portfolio was invested in the following countries at February 28, 2009.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$405,162,148	30.1
United Kingdom	175,995,229	13.1
France	140,439,772	10.4
Netherlands	115,800,880	8.6
Germany	82,569,474	6.1
South Korea	75,243,108	5.6
Brazil	61,180,801	4.6
Sweden	54,746,927	4.1
Italy	50,557,143	3.8
Portugal	44,899,187	3.3
Switzerland	29,302,119	2.2
Mexico	28,236,211	2.1
Taiwan	20,206,899	1.5
Spain	20,133,888	1.5
United States*	15,670,000	1.2
Bermuda	12,758,188	0.9
New Zealand	12,621,275	0.9
	$1,345,523,249	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

94

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2009

		($)
Assets	Investments, at identified cost	2,480,915,937
	Investments, at value	1,345,523,249
	Cash	828
	Foreign currency (cost of $320,481)	319,926
	Receivable for:
	Dividends	5,465,982
	Interest	166
	Other assets	29,808
	Total Assets	1,351,339,959
Liabilities	Payable for:
	Investment advisory fee	900,567
	Administration fee	44,571
	Trustees' fees	30,029
	Pricing and bookkeeping fees	13,400
	Custody fee	86,543
	Other liabilities	52,455
	Total Liabilities	1,127,565
	Net Assets	1,350,212,394

See Accompanying Notes to Financial Statements.

95

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2009

		($)
Investment Income	Dividends	118,676,949
	Interest	225,389
	Securities lending	8,093,299
	Foreign taxes withheld	(16,794,293)
	Total income	110,201,344
Expenses	Investment advisory fee	18,922,007
	Administration fee	1,106,043
	Pricing and bookkeeping fees	151,097
	Trustees' fees	(1,375)
	Custody fee	694,840
	Other expenses	138,236
	Total expenses before interest expense	21,010,848
	Interest expense	53,780
	Total Expenses	21,064,628
	Custody earnings credits	(1,789)
	Net Expenses	21,062,839
	Net Investment Income	89,138,505
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	1,085,482
	Foreign currency transactions	(1,226,811)
	Net realized loss	(141,329)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(1,226,650,695)
	Foreign currency translations	(213,220)
	Net change in unrealized appreciation (depreciation)	(1,226,863,915)
	Net Loss	(1,227,005,244)
	Net Decrease Resulting from Operations	(1,137,866,739)

See Accompanying Notes to Financial Statements.

96

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		Year Ended February 28, 2009 ($)	Period April 1, 2007 through February 29, 2008 (a)($)	Year Ended March 31, 2007 ($)
Operations	Net investment income	89,138,505	128,026,083	74,024,116
	Net realized gain (loss) on investments and foreign currency transactions	(141,329)	798,187,040	604,868,524
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,226,863,915)	(1,151,105,385)	175,449,991
	Net Increase (Decrease) Resulting from Operations	(1,137,866,739)	(224,892,262)	854,342,631
	Contributions	430,376,554	342,330,292	279,432,207
	Withdrawals	(1,334,632,286)	(1,343,492,878)	(974,514,599)
	Net Increase (Decrease) in Net Assets	(2,042,122,471)	(1,226,054,848)	159,260,239
Net Assets	Beginning of period	3,392,334,865	4,618,389,713	4,459,129,474
	End of period	1,350,212,394	3,392,334,865	4,618,389,713

(a) The Master Portfolio changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

97

Financial Highlights – Columbia International Value Master Portfolio

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
	2009	2008 (a)		2007	2006	2005	2004
Total return	(42.12)%	(6.79	)%(b)	20.95%	24.88%	13.85%	79.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.84%	0.81	%(d)	0.80%	0.80%	0.86%	0.90%
Interest expense (e)	—%	—	%(d)	—%	—%	—%	—%
Net expenses (c)	0.84%	0.81	%(d)	0.80%	0.80%	0.86%	0.90%
Waiver/Reimbursement	—	—		—	—	0.05%	0.06%
Net investment income (c)	3.58%	3.27	%(d)	1.66%	1.88%	1.57%	1.34%
Portfolio turnover rate	5%	24	%(b)	19%	20%	21%	15%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflects activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

98

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2009

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 28, 2009:

Columbia International Value Master Portfolio:
Columbia International Value Fund (the "Feeder Fund")	85.4%
Banc of America Capital Management Funds VII, LLC—International Value Fund	14.6%

This series of the Master Trust serves as a master portfolio for the Columbia International Value Fund that operates as a feeder fund in a master/feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a fair value, such value is likely to be different from the last quoted market price for the security.

On March 1, 2008, the Master Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

(level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of February 28, 2009, in valuing the Master Portfolio's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$233,037,953	$—
Level 2 – Other Significant Observable Inputs	1,112,485,296	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,345,523,249	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Master Portfolio's financial statement disclosures.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Master Portfolio or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Master Portfolio will not incur any registration costs upon such resale.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Master Portfolio becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that a Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$80,573,348
Unrealized depreciation	(1,216,182,083)
Net unrealized depreciation	$(1,135,608,735)

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Master Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Master Portfolio's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Master Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives a monthly investment advisory fee based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

For the year ended February 28, 2009, the effective investment advisory fee rate for the Master Portfolio was 0.76% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, and subject to the oversight of Columbia and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio for a monthly administration fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Master Portfolio has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Master Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses.

Expense Limits and Fee Waivers

Columbia and/or some of the Master Portfolio's other service providers have voluntarily agreed to waive fees and/or reimburse the Master Portfolio for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, will not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust. The expense for the deferred compensation plan which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended February 28, 2009, these custody credits reduced total expenses by $1,789 for the Master Portfolio.

Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio were $134,881,506 and $949,921,684, respectively.

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Master Portfolio and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, the average daily loan balance outstanding on days where borrowing existed was $9,212,963 at a weighted average interest rate of 1.766%

Note 8. Securities Lending

The Master Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. The collateral received is invested and the income generated by the

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

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Columbia International Value Master Portfolio, February 28, 2009 (continued)

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC hereafter referred to as the "Portfolio") at February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Funds in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Fund, Columbia Marsico International Opportunities Fund and Columbia Marsico Global Fund; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico Global Fund; (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio; and (iv) an investment sub-advisory agreement with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Fund. (Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolio identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Boards met in August for review and discussion of the materials described below. The Investment Committees of the Boards also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committees receive and discuss performance reports at their quarterly meetings. The Contracts Review Committees also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other

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attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Fund Performance and Expenses

The Boards considered the performance results for each of the Funds over multiple measurement periods.1 They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Boards also considered certain risk-adjusted performance data.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of Columbia Global Value Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the positive performance of the Fund over other periods and an Actual Management Rate and total expense ratio that were not appreciably above the median of the Fund's Peer Group, that outweighed the factors noted above. The Boards also engaged in further review of Columbia International Value Master Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was

1  Columbia Marsico Global Fund is a new Fund that commenced operations on April 30, 2008. Consequently, the Boards did not give consideration to performance information for the Fund.

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appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the positive performance of the Fund over other periods and a total expense ratio that was below the median of its Universe, that outweighed the factors noted above.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Boards reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Boards re-approve the Advisory Agreements with Marsico Capital. The Boards also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits

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are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards and their Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards and their Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

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Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

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across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the International/Global Stock Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

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Columbia Management®

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Columbia Management®

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Annual Report, February 28, 2009

©2009 Columbia Management Distributors, Inc.

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800-345-6611 www.columbiafunds.com

SHC-42/8545-0209 (04/09) 09/76253

Columbia Management®

Annual Report

February 28, 2009

Columbia Overseas Value Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

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Fund Profile – Columbia Overseas Value Fund

Summary

■  For the 11-month period from the fund's inception on March 31, 2008 through February 28, 2009, the fund's Class Z shares returned negative 53.41% without sales charge.

■  As economic conditions worsened around the world, the fund, its benchmark and the average fund in its peer group all lost more than 50% for the period.

■  The fund's return was somewhat lower than its benchmark generally because it had less exposure to the energy sector.

Portfolio Management

Fred Copper has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Summary

Life (cumulative) return as of 02/28/09

–53.41%

Class Z shares (without sales charge)

–51.18%

MSCI EAFE Value Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Overseas Value Fund

Summary

For the 12-month period that ended February 28, 2009

■  Stock markets across the world fell sharply, as measured in U.S. dollars by the MSCI World Index and the MSCI EAFE Index. A rising dollar further depressed losses in foreign markets.

MSCI World	MSCI EAFE Index	Index

The pace of economic growth slowed around the world during the 12-month period that began March 1, 2008 and ended February 28, 2009. Most major developed economies slipped into recession in 2008, with little relief in sight for the first half of 2009. In the United States, the downturn was even sharper than anticipated. Fourth quarter 2008 growth was reported at negative 6.3%—the worst quarter on record for the U.S. economy since 1982. The United Kingdom, Germany, Japan, South Korea and Singapore are also in recession. Although emerging markets have largely avoided recession, the global slowdown has taken the steam out of their economic growth as exports to developed markets fell off sharply.

Global financial system in tangles

Troubles that began in the U.S. subprime mortgage market spread across Europe and entangled the world's financial systems during the 12-month period. A meltdown within the U.S. financial sector claimed several major institutions and led others to seek bailouts, restructuring or both. Central banks around the world stepped in to infuse liquidity as credit dried up in 2008. Conditions have since eased, but more rigorous lending standards have severely limited access to credit in both developed and emerging markets, further hampering economic growth.

In the United States, unemployment has risen sharply over the past year, putting pressure on consumer spending. Western Europe and Japan, which rely heavily on exports, have experienced sharp declines in export trade. A weak housing market prevails in the United States and the United Kingdom. Even China's economy has exhibited signs of weakness where, in the last quarter of 2008, annualized gross domestic product growth fell to 6.8%, compared to more than 13% in 2007.1 An estimated 20 million jobs have been lost in China, according to moodys.com. India reported a loss of 3 million jobs due to shrinking exports.

Many central banks have reduced short-term borrowing rates while governments have increased spending in an effort to stimulate economic growth. However, these efforts may not be rewarded until later this year or next. The only other spark in this otherwise dark outlook is that commodity prices have fallen, easing one heavy burden on consumer budgets.

Stock markets experience sharp declines

Against this weak economic backdrop, the U.S. stock market lost 43.32% for the 12-month period, as measured by the Standard & Poor's (S&P) 500 Index.2 Losses extended across all market capitalizations and both growth and value, although growth stocks

1UBS Investment Research, Asian Economic Monitor, March 2009.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

2

Economic Update (continued) – Columbia Overseas Value Fund

held up slightly better than value stocks, as measured by their respective Russell indices.3 Stock markets outside the United States suffered even greater losses. The MSCI World Index4, which includes the U.S. market, returned negative 47.12%. The MSCI EAFE Index5, a broad gauge of stock market performance in foreign developed markets, lost 50.22% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered significant declines. The MSCI Emerging Markets Index6 returned negative 56.03% (in U.S. dollars). However, foreign stock market performance showed some improvement in the final month of the period, outperforming U.S. stocks for the first time in a year. Emerging market indexes generally suffered smaller downturns in February than did the other major indices.

Past performance is no guarantee of future results.

3The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Vaue Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

5The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

6The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class Z	4.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/31/08 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/31/08 – 02/28/09 ($)

Sales charge	without	with
Class Z	4,659	n/a

Average annual total return as of 02/28/09 (%)

Share class	Z
Inception	03/31/08
Sales charge	without
Life (cumulative)	–53.41

Average annual total return as of 03/31/09 (%)

Share class	Z
Sales charge	without
Life (cumulative)	–49.85

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Overseas Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available by calling Shareholder Services at 800.426.3750.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z	1,000.00	1,000.00	525.88	1,019.34	4.16	5.51	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses for Class Z shares, the account value at the end of the period would have been lower.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class Z	4.46

Distributions declared per share

03/31/08 – 02/28/09 ($)

Class Z	0.25

For the 11-month period from the fund's inception on March 31, 2008 through February 28, 2009, the fund's Class Z shares returned negative 53.41% without sales charge. The fund underperformed its benchmark, the MSCI EAFE Value Index1, which shed 51.18% over the same period. The average return for the fund's peer group, the Lipper International Large-Cap Value Funds Classification2, was negative 50.90%.The fund had less exposure than the benchmark to the energy sector, which generally accounted for the difference in performance. The energy sector is dominated by global mega cap companies with fairly stable cash flows and relatively high dividend yields. Because investors view such companies as defensive during turbulent times, they bid up the prices of these stocks and the fund's underweight in the sector hurt performance.

A difficult year for financials

During the period, the financials sector was hit hard as a liquidity crisis spread across the globe. In this environment, the portfolio's positions in Royal Bank of Scotland Group, which was partially nationalized because of balance sheet problems, and Emaar Properties, a developer in the United Arab Emirates, lost most of their value. Emaar was affected by the credit crisis and the downturn in property values in a slowing economy. We sold both stocks. However, insurance companies were less affected by problems in the credit markets; and the fund's overweight in this area was helpful to performance in that their stock prices did not decline as much as those of other financial sectors. For example, Brit Insurance Holdings PLC and Baloise-Holding AG fell on the order of 40% while financials overall declined more than 66% and Lancashire Holdings PLC in the United Kingdom reported a strong positive return. Insurance companies were aided by higher and consistent premium payments. In the industrials sector, Harbin Power Equipment Co. Ltd., a Chinese power equipment manufacturer, was a disappointment. The company produces power generation and transmission equipment for utilities. In an environment of slowing economic growth and capital constraints, orders for such big-ticket items declined, and we sold the stock.

Certain consumer companies generated relatively strong returns

Late in the period, we began to sharpen our focus on defensive companies that we believe have the potential to do well in the difficult economic environment that exists around the world. Some of these companies turned in relatively strong returns for the fund. Shares of Toyo Suisan Kaisha Ltd., a manufacturer of processed food in Japan, rose strongly. As the cost of agricultural products fell, the company benefited from a decline in its operating expenses. Sony Corp. produced a double digit gain for the fund, and we took profits and sold the stock. Daiichikosho Co. Ltd., a Japanese manufacturer of karaoke equipment, and Dongfeng Motor Group Co. Ltd., an auto manufacturer in China, also helped relative returns. Both stocks lost value, but far less than the sector

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not       possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers' Report (continued) – Columbia Overseas Value Fund overall. Daiichikosho had an extremely low valuation when we added it to the portfolio and was buoyed by strong product demand, as karaoke remains popular in Japan and is an inexpensive form of entertainment. Dongfeng Motor Group held up fairly well as demand for autos was stronger in China than in many other parts of the world.

Attractive buying opportunities

In the short term, we believe that volatility in the equity markets is likely to continue because of uncertainty regarding problems in the banking system and steps needed to emerge from the global recession. But the financial markets are forward looking, and they usually turn positive before the economy. Therefore, in these turbulent times, we are staying fully invested and are striving to take advantage of some of the most compelling investment opportunities we have ever seen. We are selecting stocks on a case-by-case basis, emphasizing companies with solid balance sheets that have little or no debt and that we believe have the potential to be profitable in the current slow-growth environment while offering good long-term business prospects. We have found such investments across all economic sectors and geographic areas.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the manager has placed on it.

Top 5 sectors

as of 02/28/09 (%)

Financials	30.6
Consumer Discretionary	13.7
Industrials	11.1
Telecommunications Services	9.8
Energy	9.2

Top 10 holdings

as of 02/28/09 (%)

Banco Santander SA	2.6
HSBC Holdings PLC	2.6
Vodafone Group PLC	2.5
Toyota Motor Corp.	2.5
Total SA	2.2
Sanofi-Aventis SA	2.0
Vivendi SA	1.9
NTT DoCoMo, Inc.	1.8
Australia & New Zealand Banking Group Ltd.	1.6
Banco Bilbao Vizcaya Argentaria SA	1.6

Holdings discussed in this report

as of 02/28/09 (%)

Brit Insurance Holdings PLC	1.1
Baloise-Holding AG	1.2
Lancashire Holdings PLC	0.8
Toyo Suisan Kaisha Ltd.	1.0
Daiichikosho Co. Ltd.	1.0
Dongfeng Motor Group Co. Ltd.	0.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Overseas Value Fund

February 28, 2009

Common Stocks – 102.2%
	Shares	Value ($)
Consumer Discretionary – 13.7%
Automobiles – 4.7%
Daimler AG, Registered Shares	1,286	29,362
Dongfeng Motor Group Co., Ltd., Class H	60,000	22,282
Fuji Heavy Industries Ltd.	7,000	22,737
Honda Motor Co., Ltd.	1,100	26,938
Toyota Motor Corp.	3,600	117,301
Automobiles Total		218,620
Diversified Consumer Services – 0.7%
Benesse Corp.	800	32,051
Diversified Consumer Services Total		32,051
Hotels, Restaurants & Leisure – 2.3%
Kuoni Reisen Holding AG, Registered Shares	138	33,030
OPAP SA	1,371	35,388
Paddy Power PLC	2,825	39,395
Hotels, Restaurants & Leisure Total		107,813
Household Durables – 0.6%
JM AB	6,379	27,054
Household Durables Total		27,054
Media – 2.8%
Daiichikosho Co., Ltd.	4,800	45,101
Vivendi SA	3,617	86,963
Media Total		132,064
Specialty Retail – 1.8%
Fast Retailing Co., Ltd.	200	20,390
Game Group PLC	21,899	45,850
Uss Co., Ltd.	470	19,119
Specialty Retail Total		85,359
Textiles, Apparel & Luxury Goods – 0.8%
Polo Ralph Lauren Corp.	994	34,263
Textiles, Apparel & Luxury Goods Total		34,263
Consumer Discretionary Total		637,224
Consumer Staples – 3.4%
Food & Staples Retailing – 1.6%
FamilyMart Co., Ltd.	1,200	40,699
Koninklijke Ahold NV	2,783	31,259
Food & Staples Retailing Total		71,958
Food Products – 1.0%
Toyo Suisan Kaisha Ltd.	2,000	47,749
Food Products Total		47,749

	Shares	Value ($)
Household Products – 0.8%
Kao Corp.	2,000	38,260
Household Products Total		38,260
Consumer Staples Total		157,967
Energy – 9.2%
Energy Equipment & Services – 0.6%
Noble Corp.	1,062	26,115
Energy Equipment & Services Total		26,115
Oil, Gas & Consumable Fuels – 8.6%
Australian Worldwide Exploration Ltd.	25,449	37,754
BP PLC	9,997	64,152
Centennial Coal Co., Ltd.	13,985	15,650
CNOOC Ltd.	25,000	21,921
ENI SpA	1,758	35,347
Inpex Holdings, Inc.	4	27,788
Repsol YPF SA	1,389	21,518
Royal Dutch Shell PLC, Class B	2,534	53,835
Total SA	2,164	102,823
Yanzhou Coal Mining Co., Ltd., Class H	40,000	23,107
Oil, Gas & Consumable Fuels Total		403,895
Energy Total		430,010
Financials – 30.6%
Capital Markets – 2.5%
Credit Suisse Group AG, Registered Shares	1,787	44,176
Intermediate Capital Group PLC	3,837	14,323
Macquarie Group Ltd.	1,423	15,451
Tokai Tokyo Securities Co., Ltd.	24,000	40,822
Capital Markets Total		114,772
Commercial Banks – 17.5%
Australia & New Zealand Banking Group Ltd.	8,951	76,183
Banco Bilbao Vizcaya Argentaria SA	10,223	75,040
Banco Santander SA	19,518	121,245
Bangkok Bank PCL, Foreign Registered Shares	13,900	28,626
Bank of China Ltd., Class H	119,000	33,297
Barclays PLC	30,098	40,244
BNP Paribas	2,028	66,820
DBS Group Holdings Ltd.	10,000	50,654
DnB NOR ASA	7,600	27,737
HSBC Holdings PLC	17,218	121,090
Mitsubishi UFJ Financial Group, Inc.	7,800	36,285

See Accompanying Notes to Financial Statements.

8

Columbia Overseas Value Fund

February 28, 2009

Common Stocks (continued)
Financials (continued)
	Shares	Value ($)
National Bank of Greece SA	2,975	37,037
Nordea Bank AB	2,938	14,777
Standard Chartered PLC	3,609	34,307
Sumitomo Mitsui Financial Group, Inc.	1,200	38,977
Unibanco - Uniao de Bancos Brasileiros SA, ADR	307	16,065
Commercial Banks Total		818,384
Diversified Financial Services – 0.6%
ING Groep NV	6,479	30,111
Diversified Financial Services Total		30,111
Insurance – 6.8%
Allianz SE, Registered Shares	271	18,425
Baloise Holding AG, Registered Shares	957	54,523
Brit Insurance Holdings PLC	18,509	50,345
Lancashire Holdings Ltd. (a)	5,146	35,454
MetLife, Inc.	1,110	20,491
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	257	31,591
Platinum Underwriters Holdings Ltd.	1,221	34,237
Zurich Financial Services AG, Registered Shares	516	73,572
Insurance Total		318,638
Real Estate Investment Trusts (REITs) – 0.7%
Kiwi Income Property Trust	66,711	33,078
Real Estate Investment Trusts (REITs) Total		33,078
Real Estate Management & Development – 2.5%
Hongkong Land Holdings Ltd.	22,000	45,760
Leopalace21 Corp.	4,000	22,624
Swire Pacific Ltd., Class A	7,500	46,614
Real Estate Management & Development Total		114,998
Financials Total		1,429,981
Health Care – 6.6%
Health Care Providers & Services – 0.5%
As One Corp.	1,500	25,268
Health Care Providers & Services Total		25,268
Life Sciences Tools & Services – 0.4%
Tecan Group AG, Registered Shares	640	17,506
Life Sciences Tools & Services Total		17,506
Pharmaceuticals – 5.7%
Astellas Pharma, Inc.	1,500	50,566
AstraZeneca PLC	823	26,427
Recordati SpA	5,312	27,274

	Shares	Value ($)
Sanofi-Aventis SA	1,796	93,158
Takeda Pharmaceutical Co., Ltd.	1,700	69,502
Pharmaceuticals Total		266,927
Health Care Total		309,701
Industrials – 11.1%
Aerospace & Defense – 1.7%
BAE Systems PLC	9,847	52,370
Bombardier, Inc., Class B	10,500	24,430
Aerospace & Defense Total		76,800
Airlines – 0.7%
Deutsche Lufthansa AG, Registered Shares	2,887	31,842
Airlines Total		31,842
Commercial Services & Supplies – 0.5%
Aeon Delight Co., Ltd.	1,800	23,350
Commercial Services & Supplies Total		23,350
Construction & Engineering – 2.4%
Monadelphous Group Ltd.	5,293	24,200
Outotec Oyj	2,836	42,533
Toyo Engineering Corp.	16,000	44,265
Construction & Engineering Total		110,998
Electrical Equipment – 1.5%
Schneider Electric SA	1,187	71,930
Electrical Equipment Total		71,930
Industrial Conglomerates – 1.2%
DCC PLC	1,769	24,109
Keppel Corp. Ltd.	12,000	33,881
Industrial Conglomerates Total		57,990
Machinery – 1.2%
Gildemeister AG	1,781	10,454
Nabtesco Corp.	7,000	43,465
Machinery Total		53,919
Professional Services – 1.0%
Teleperformance	1,680	46,856
Professional Services Total		46,856
Transportation Infrastructure – 0.9%
Zhejiang Expressway Co., Ltd., Class H	66,000	43,318
Transportation Infrastructure Total		43,318
Industrials Total		517,003

See Accompanying Notes to Financial Statements.

9

Columbia Overseas Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 3.6%
Electronic Equipment, Instruments & Components – 0.6%
FUJIFILM Holdings Corp.	1,400	26,682
Electronic Equipment, Instruments & Components Total		26,682
Internet Software & Services – 0.8%
NetEase.com, Inc., ADR (a)	1,709	35,000
Internet Software & Services Total		35,000
Office Electronics – 0.7%
Canon, Inc.	1,300	33,834
Office Electronics Total		33,834
Semiconductors & Semiconductor Equipment – 1.0%
Macronix International	146,479	47,594
Semiconductors & Semiconductor Equipment Total		47,594
Software – 0.5%
NSD CO LTD	3,900	23,657
Software Total		23,657
Information Technology Total		166,767
Materials – 7.3%
Chemicals – 2.9%
BASF SE	1,415	39,393
Clariant AG, Registered Shares (a)	5,985	22,511
Kansai Paint Co., Ltd.	9,000	46,939
Nifco, Inc.	2,900	26,713
Chemicals Total		135,556
Construction Materials – 0.6%
Ciments Francais SA	422	29,451
Construction Materials Total		29,451
Containers & Packaging – 0.9%
Toyo Seikan Kaisha Ltd.	3,100	40,054
Containers & Packaging Total		40,054
Metals & Mining – 2.9%
Anglo American PLC	2,402	34,422
BlueScope Steel Ltd.	16,983	24,217
Norsk Hydro ASA	4,000	12,976
Tokyo Steel Manufacturing Co., Ltd.	2,100	20,937
Yamato Kogyo Co., Ltd.	2,000	41,498
Metals & Mining Total		134,050
Materials Total		339,111

	Shares	Value ($)
Telecommunication Services – 9.8%
Diversified Telecommunication Services – 5.5%
BCE, Inc.	1,620	31,618
Belgacom SA	1,351	44,334
Deutsche Telekom AG, Registered Shares	2,182	26,459
France Telecom SA	2,037	45,992
Nippon Telegraph & Telephone Corp.	1,600	69,676
Telefonica O2 Czech Republic AS	2,424	41,134
Diversified Telecommunication Services Total		259,213
Wireless Telecommunication Services – 4.3%
NTT DoCoMo, Inc.	52	82,000
Vodafone Group PLC	65,769	117,882
Wireless Telecommunication Services Total		199,882
Telecommunication Services Total		459,095
Utilities – 6.9%
Electric Utilities – 3.1%
E.ON AG	1,293	33,456
Enel SPA	14,663	73,334
Okinawa Electric Power Co., Inc.	600	36,887
Electric Utilities Total		143,677
Independent Power Producers & Energy Traders – 0.9%
Drax Group PLC	5,558	41,296
Independent Power Producers & Energy Traders Total		41,296
Multi-Utilities – 1.8%
Centrica PLC	10,111	39,155
United Utilities Group PLC	6,409	46,564
Multi-Utilities Total		85,719
Water Utilities – 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo	1,800	18,095
Guangdong Investment Ltd.	76,000	31,947
Water Utilities Total		50,042
Utilities Total		320,734
Total Common Stocks (cost of $8,073,102)		4,767,593
Total Investments – 102.2% (cost of $8,073,102) (c)		4,767,593
Other Assets & Liabilities, Net – (2.2)%		(103,251)
Net Assets – 100.0%		4,664,342

See Accompanying Notes to Financial Statements.

10

Columbia Overseas Value Fund

February 28, 2009

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $8,115,714.

Forward foreign currency exchange contracts outstanding on February 28, 2009, are:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$89,170	$90,156	04/30/09	$(986)
AUD	10,190	10,374	04/30/09	(184)
AUD	11,465	11,570	04/30/09	(105)
CAD	7,075	7,176	04/30/09	(101)
CHF	10,270	10,374	04/30/09	(104)
CHF	25,676	25,623	04/30/09	53
CHF	16,261	16,310	04/30/09	(49)
DKK	13,078	13,176	04/30/09	(98)
EUR	519,639	523,529	04/30/09	(3,890)
GBP	57,258	58,528	04/30/09	(1,270)
GBP	7,157	7,102	04/30/09	55
JPY	9,786	10,595	04/30/09	(809)
JPY	24,465	26,488	04/30/09	(2,023)
NOK	15,760	16,074	04/30/09	(314)
SEK	88,152	95,200	04/30/09	(7,048)
SEK	9,992	10,729	04/30/09	(737)
				$(17,610)
Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
AUD	$21,018	$21,403	04/30/09	$385
CAD	51,097	52,875	04/30/09	1,778
CAD	10,219	10,449	04/30/09	230
CHF	190,003	190,771	04/30/09	768
CZK	47,535	47,759	04/30/09	224
EUR	16,476	16,702	04/30/09	226
EUR	43,092	43,226	04/30/09	134
EUR	43,092	43,245	04/30/09	153
JPY	9,786	10,645	04/30/09	859
JPY	9,653	10,019	04/30/09	366
NZD	25,944	26,390	04/30/09	446
SGD	25,835	26,529	04/30/09	694
THB	25,626	26,551	04/30/09	925
TWD	40,927	42,607	04/30/09	1,680
				$8,868

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value ($)	% of Total Investments
Japan	1,282,132	26.9
United Kingdom	817,715	17.2
France	543,995	11.4
Switzerland	245,319	5.2
Hong Kong	222,485	4.7
Germany	220,982	4.6
Spain	217,803	4.5
Australia	193,455	4.0
Italy	135,955	2.9
Singapore	130,296	2.7
United States	115,106	2.4
Greece	72,424	1.5
Ireland	63,504	1.3
Netherlands	61,371	1.3
Canada	56,048	1.2
Taiwan	47,594	1.0
Belgium	44,334	0.9
Finland	42,533	0.9
Sweden	41,831	0.9
Czech Republic	41,134	0.9
Norway	40,713	0.9
China	35,000	0.7
Brazil	34,160	0.7
New Zealand	33,078	0.7
Thailand	28,626	0.6
	$4,767,593	100.0%

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Overseas Value Fund
February 28, 2009

		($)
Assets	Investments, at cost	8,073,102
	Investments, at value	4,767,593
	Cash	8,170
	Foreign currency (cost of $2,049)	1,994
	Unrealized appreciation on forward foreign currency exchange contracts	8,976
	Receivable for:
	Dividends	7,432
	Foreign tax reclaims	9,711
	Expense reimbursement due from investment advisor	8,493
	Other assets	91
	Total Assets	4,812,460
Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	17,718
	Payable for:
	Investment advisory fee	3,518
	Administration fee	—
	Transfer agent fee	487
	Trustees' fees	933
	Audit fee	52,044
	Pricing and bookkeeping fees	2,014
	Custody fee	4,996
	Legal fee	6,946
	Reports to shareholders	33,340
	Chief compliance officer expenses	102
	Other liabilities	26,020
	Total Liabilities	148,118
	Net Assets	4,664,342
Net Assets Consist of	Paid-in capital	10,235,633
	Accumulated net investment loss	(3,584)
	Accumulated net realized loss	(2,251,109)
	Net unrealized appreciation (depreciation) on:
	Investments	(3,305,509)
	Foreign currency translations	(11,089)
	Net Assets	4,664,342
Class Z	Net assets	$4,664,342
	Shares outstanding	1,044,723
	Net asset value, offering and redemption price per share	$4.46

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Overseas Value Fund
For the period March 31, 2008, through February 28, 2009

		($) (a)
Investment Income	Dividends	380,055
	Interest	1,580
	Foreign taxes withheld	(34,091)
	Total income	347,544
Expenses	Investment advisory fee	59,187
	Administration fee	—
	Transfer agent fee	525
	Pricing and bookkeeping fees	14,124
	Trustees' fees	13,461
	Custody fee	28,866
	Audit fee	59,591
	Legal fee	38,484
	Reports to shareholders	41,613
	Chief compliance officer expenses	550
	Other expenses	31,366
	Total Expenses	287,767
	Fees waived or expenses reimbursed by investment advisor	(208,317)
	Custody earnings credit	(97)
	Net Expenses	79,353
	Net Investment Income	268,191
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized loss on:
	Investments	(2,251,109)
	Foreign currency transactions and forward foreign currency exchange contracts	(36,142)
	Net realized loss	(2,287,251)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(3,305,509)
	Foreign currency translations and forward foreign currency exchange contracts	(11,089)
	Net change in unrealized appreciation (depreciation)	(3,316,598)
	Net Loss	(5,603,849)
	Net Decrease Resulting from Operations	(5,335,658)

(a)  The Fund commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Overseas Value Fund

Increase (Decrease) in Net Assets		Period Ended February 28, 2009 (a) ($)
Operations	Net investment income	268,191
	Net realized loss on investments, foreign currency transactions and forward foreign currency exchange contracts	(2,287,251)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	(3,316,598)
	Net Decrease Resulting from Operations	(5,335,658)
Distributions to Shareholders	From net investment income	(235,633)
	From return of capital	(14,367)
	Total Distributions to Shareholders	(250,000)
	Net Capital Stock Transactions	10,250,000
	Total Increase in Net Assets	4,664,342
Net Assets	Beginning of period	—
	End of period	4,664,342
	Accumulated net investment loss at end of period	(3,584)

	Capital Stock Activity
	Period Ended February 28, 2009 (a)
	Shares	Dollars ($)
Class Z
Subscriptions	1,000,000	10,000,000
Distributions reinvested	44,723	250,000
Net increase	1,044,723	10,250,000

(a)  The Fund commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Overseas Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class Z Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.27
Net realized and unrealized loss on investments and foreign currency	(5.56)
Total from investment operations	(5.29)
Less Distributions to Shareholders:
From net investment income	(0.23)
From return of capital	(0.02)
Total distributions to shareholders	(0.25)
Net Asset Value, End of Period	$4.46
Total return (c)(d)(e)	(53.41)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.10%
Waiver/Reimbursement (f)	2.89%
Net investment income (f)(g)	3.72%
Portfolio turnover rate (e)	66%
Net assets, end of period (000's)	$4,664

(a)  The Fund commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Overseas Value Fund
February 28, 2009

Note 1. Organization

Columbia Overseas Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. The Fund commenced operations on March 31, 2008. At February 28, 2009, only Class Z shares were offered.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

16

Columbia Overseas Value Fund, February 28, 2009

Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of February 28, 2009, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$286,074	—
Level 2 – Other Significant Observable Inputs	4,481,519	$(8,742)
Level 3 – Significant Unobservable Inputs	—	—
Total	$4,767,593	$(8,742)

*  Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss

17

Columbia Overseas Value Fund, February 28, 2009

from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

18

Columbia Overseas Value Fund, February 28, 2009

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(36,142)	$36,142	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended February 28, 2009 was as follows:

February 28, 2009
Distributions paid from:
Ordinary Income*	$235,633
Long-Term Capital Gains	—
Tax Return of Capital	14,367

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(3,348,121)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$78,551
Unrealized depreciation	(3,426,672)
Net unrealized depreciation	$(3,348,121)

The following capital loss carryforwards, determined as of February 28, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$584,061

19

Columbia Overseas Value Fund, February 28, 2009

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, post-October currency losses of $15,526 and capital losses of $1,624,436 attributed to security transactions were deferred to March 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on the computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA") provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.82% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.05% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in

20

Columbia Overseas Value Fund, February 28, 2009

omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the period ended February 28, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares.

The Trust has adopted shareholder servicing plans ("Servicing Plans") for the Class A and Class C shares of the Fund and distribution plans ("Distribution Plans") for the Class C and Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Shareholder Servicing Plan	0.25%	0.25%
Class C Shareholder Servicing Plan	0.25%	0.25%
Class C Distribution Plan	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Class A, Class C and Class R shares were not offered during the period.

Expense Limits and Fee Waivers

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Effective May 1, 2009, the voluntarily expense limit will be changed from 1.10% to 1.15% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of

21

Columbia Overseas Value Fund, February 28, 2009

return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the period ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $15,532,281 and $5,209,603, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the period ended February 28, 2009, the Fund received no redemption fees.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the period ended February 28, 2009, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the

22

Columbia Overseas Value Fund, February 28, 2009

right to use the collateral to offset any losses incurred. In the event the Fund is delayed in or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of February 28, 2009, one shareholder (which was an affiliate of BOA) held 100% of the Fund's shares outstanding, over which BOA and/or any of its affiliates had sole investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a

23

Columbia Overseas Value Fund, February 28, 2009

derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

24

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the period ended February 28, 2009, of $34,091 ($0.03 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $379,329 ($0.36 per share) for the period ended February 28, 2009.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 31, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2008 (commencement of operations) through February 28, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

26

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66 funds; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66 funds; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66 funds; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66 funds; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66 funds; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

27

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66 funds; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66 funds; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

28

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

29

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Overseas Value Fund (the "Fund"). The investment advisory agreement with CMA is referred to as an "Advisory Agreement."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses. The Fund is a new fund that commenced operations on March 31, 2008. Therefore, the Fund has a limited performance history. Consequently, the Board did not give consideration to performance information.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by

30

Lipper. For the Fund, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate, as well as on other relationships between the Fund and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through CMA's assumption of certain Fund expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board concluded that the benefits were not unreasonable.

31

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

32

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

33

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

34

Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

35

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

36

across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Overseas Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative at 1-800-426-3750.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-426-3750

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

41

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Overseas Value Fund

Annual Report, February 28, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/8544-0209 (04/09) 09/76244

Annual Report

February 28, 2009

Index Funds

■	Columbia Large Cap Index Fund

■	Columbia Large Cap Enhanced Core Fund

■	Columbia Mid Cap Index Fund

■	Columbia Small Cap Index Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient.¹ Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

¹	The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update

February 2009

Summary

For the 12-month period that ended February 28, 2009

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 43.32%. Stock markets outside the United States returned negative 50.22%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI EAFE Index

-43.32%	-50.22%

■

Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch High Yield U.S. Corporates, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

2.06%	-22.97%
Barclays Municipal Index

5.18%

The pace of economic growth ground to a halt during the 12-month period that began March 1, 2008 and ended February 28, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated. Fourth quarter 2008 growth was estimated at negative 6.3% — the worst quarter on record for the U.S. economy since 1982.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 14 consecutive months, driving the unemployment rate to 8.1%, the highest rate since 1983. An estimated 3.6 million jobs have been lost since the recession commenced late in 2007, with announced layoffs likely to drive that number even higher in 2009. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades. However, sales in chain stores showed a glimmer of hope in February, edging lower but holding up better than analysts predicted. Wholesale clubs and discounters registered a gain for the month, underscoring the migration toward frugality among Americans hit hard by job, investment and home equity losses.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows for the 40-year history of the monthly survey. Consumer confidence is surveyed monthly by The Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the Federal Funds Rate — down from 3.00% to a target between zero and 0.25% during the 12-month period — a record low. However, the Fed’s efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $40 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to around $2 per gallon in recent months.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 43.32% for the 12-month period, as measured by the S&P 500 Index.1 Losses extended across all market capitalizations and both growth and value, although growth stocks held up better than value stocks, as measured by their respective Russell indices.2 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index3, a broad gauge of stock market performance in foreign developed markets, lost 50.22% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the

[1]	The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

[2]

The Russell 1000® Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

[3]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

1

Economic Update (continued)

February 2009

past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index4 returned negative 56.03% (in U.S. dollars).

Bonds delivered a positive return

The U.S. bond market seesawed during the 12-month period but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just over 3.0%. In this environment, the Barclays Capital U.S. Aggregate Bond Index5 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 2.06%. High-yield bonds took a beating as economic prospects weakened and default fears rose. The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index6 returned negative 22.97%. The municipal market suffered a setback early in 2008, then rebounded strongly. The Barclays Capital Municipal Bond Index7 returned 5.18% for the 12-month period.

[4]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

[5]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[6]

The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an index that tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[7]	The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

2

Fund Profile – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–43.51% Class A shares

–43.32% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 43.51% without sales charge.

■

In a period of sharply declining stock prices, the fund generally tracked its benchmark, the S&P 500 Index[1], and held up slightly better than the average fund in its peer group, the Lipper S&P 500 Index Objective Funds Classification.[2]

■	The portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Peter S. Joo has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2005.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3

Performance Information – Columbia Large Cap Index Fund

Annual operating expense ratio (%)*

Class A	0.45
Class B	1.20
Class Z	0.20
Annual operating expense ratio after contractual waivers (%)*

Class A	0.39
Class B	1.14
Class Z	0.14
*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 06/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)
Sales charge	without	with
Class A	6,728	n/a
Class B	6,560	6,560
Class Z	6,900	n/a

Average annual total return as of 02/28/09 (%)
Share class	A	B		Z
Inception	10/10/95	09/23/05		12/15/93
Sales charge	without	without	with	without
1-year	–43.51	–43.94	–46.70	–43.37
5-year	–6.97	–7.44	–7.80	–6.74
10-year	–3.89	–4.13	–4.13	–3.64

Average annual total return as of 03/31/09 (%)
Share class	A	B		Z
Sales charge	without	without	with	without
1-year	–38.27	–38.75	–41.77	–38.11
5-year	–5.10	–5.60	–5.96	–4.86
10-year	–3.45	–3.70	–3.70	–3.20

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at net asset value with no distribution and service (12b-1 fees) of 0.25%. If Class B shares’ distribution and service (12b-1) fees had been reflected, total returns would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	580.92	1,022.86	1.53	1.96	0.39
Class B	1,000.00	1,000.00	578.89	1,019.14	4.46	5.71	1.14
Class Z	1,000.00	1,000.00	581.62	1,024.10	0.55	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)
Class A	14.14
Class B	14.20
Class Z	14.18

Distributions declared per share

03/01/08 – 02/28/09 ($)
Class A	0.41
Class B	0.25
Class Z	0.53

Top 5 sectors

as of 02/28/09 (%)
Information Technology	16.7
Health Care	15.6
Energy	13.8
Consumer Staples	13.4
Financials	9.8

Sector Breakdown is calculated as a percentage of net assets excluding short-term investments and securities lending collateral, if any.

For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 43.51% without sales charge. The S&P 500 Index returned negative 43.32%.1 The average return for the Lipper S&P 500 Index Objective Funds Classification was negative 43.54%.2 The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P 500 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur, and slightly ahead of the return of the average fund in its peer group.

A disappointing period for stocks

Over the past year, there were few winners in the stock market, as slower economic growth, a weak housing market, job losses and a deepening financial crisis weighed on investors. On a relative basis, the classic “defensive” sectors, including consumer staples, telecommunication services, health care and utilities, held up better than the rest of the sectors in the index. However, they too experienced double-digit declines. The two best-performing stocks for the 12-month period were in consumer staples: Anheuser-Busch, whose shares soared, and Wrigley, which gained significantly, both on news that they would be acquired at a premium to their existing stock prices. None of the stocks remained in the portfolio at the end of the period.

These standout performers were the exception for the period. A plunge in stock prices was led by financials, which declined 70% for the period, as some of the sector’s leading icons stumbled badly in the wake of a credit crisis that was rooted in the subprime mortgage market. Weak economic growth drove industrials and materials stocks down 50% or more, while energy stocks declined as the price of oil and natural gas plunged after hitting all-time highs. Among the hardest hit were American International Group (AIG), Washington Mutual, Inc., Lehman Brothers Holdings, Inc., Fannie Mae and Freddie Mac. Of the five, only AIG remained in the portfolio at the end of the period.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Large Cap Index Fund

Looking ahead

With consumer spending in decline and job losses on the rise, the outlook for the U.S. economy is cloudy, at best, through the middle of 2009. However, history has shown that during previous economic cycles the stock market has risen well before an economic recovery takes hold. Investors have historically been willing to take on more risk in their portfolios while the economy is still in recession because they anticipate recovery and a more favorable investment environment. And when the stock market turns around, it has historically produced quick and substantial gains. Consider, for example, that even though the economy was still in the throes of major recessions in 1982 and 1991, the Standard & Poor’s 500 Index gained more than 21% and 30%, respectively, for those same years. There’s no guarantee that history will repeat itself. However, it may be easier to ride out volatility if you have a long-term perspective and remain focused on your goals.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic, business and other developments.

Top 10 holdings

as of 2/28/09 (%)
Exxon Mobil	5.2
Procter & Gamble	2.2
AT&T	2.1
Johnson & Johnson	2.1
International Business Machines	1.9
Microsoft	1.9
Chevron	1.8
Wal-Mart Stores	1.7
General Electric	1.3
Cisco Systems	1.3

Information provided is calculated as a percentage of net assets.

7

Fund Profile – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.89% Class A shares

–43.32% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.89% without sales charge.

■	In a difficult environment for stock markets around the world, the fund held up somewhat better than its benchmark, the S&P 500 Index[1], but slightly underperformed the average fund in its peer group.

■	Stock selection in the materials sector hampered returns while a decision to underweight financials and overweight health care benefited returns.

Portfolio Management

Brian M. Condon has managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

8

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)
Class A	6,996
Class R	6,939
Class Z	7,187

Average annual total return as of 02/28/09 (%)

Share class	A	R	Z
Inception	07/31/96	01/23/06	07/31/96
1-year	–42.89	–43.01	–42.69
5-year	–6.77	–6.93	–6.53
10-year	–3.51	–3.59	–3.25

Average annual total return as of 03/31/09 (%)

Share class	A	R	Z
1-year	–37.46	–37.59	–37.27
5-year	–5.06	–5.21	–4.80
10-year	–3.10	–3.18	–2.84

Annual operating expense ratio (%)*

Class A	0.79
Class R	1.04
Class Z	0.54
Annual operating expense ratio after contractual waivers (%)*

Class A	0.75
Class R	1.00
Class Z	0.50

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 06/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares, each sold at net asset value (NAV), have limited eligibility and the investment minimum requirement may vary. The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee. Only eligible investors may purchase Class R shares and Class Z shares of the fund, directly or by exchange. Please see the fund’s prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

9

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	589.80	1,021.08	2.96	3.76	0.75
Class R	1,000.00	1,000.00	589.60	1,019.84	3.94	5.01	1.00
Class Z	1,000.00	1,000.00	590.89	1,022.32	1.97	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Portfolio Manager’s Report – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)
Class A	7.24
Class R	7.24
Class Z	7.22

Distributions declared per share

03/01/08 – 02/28/09 ($)
Class A	0.16
Class R	0.13
Class Z	0.21

For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.89% without sales charge. The S&P 500 Index returned negative 43.32%.1 The average return of the fund’s peer group, the Lipper Large-Cap Core Funds Classification, was negative 42.66%.2 Stock selection and sector allocation decisions delivered mixed results for the period. Decisions to over or underweight individual securities are made within a quantitative framework that evaluates characteristics that we believe are important to performance, such as quality, valuation and a catalyst for change.

Stocks in economically sensitive sectors hampered returns

The fund’s positions in materials, industrials and consumer staples stocks detracted from performance during the period. Overweights relative to the index in Dow Chemical Co., CF Industries Holdings, Inc., Ryder Systems, Inc. and CSX Corp. resulted in lower returns than the index in these sectors as economic growth contracted and industrial activity slowed. We sold CF Industries and Ryder Systems before the end of the reporting period. Elsewhere in the portfolio, the fund lost ground relative to the index because it had more exposure to ProLogis and UnitedHealth Group, Inc. and no exposure to a leading beer and beverage producer that performed strongly during the period. We sold ProLogis.

Lower exposure in financials helped stem losses

As financial companies led the market downward, sustaining outsized losses for the period, the fund made up some ground by maintaining lower exposure than the index to the sector. We eliminated the fund’s position in Merrill Lynch & Co., Inc. when it was acquired by the adviser’s parent company, Bank of America Corp., and sustained only a modest loss during the period. We also had less exposure than the index to Citigroup, Inc. and General Electric Co., both of which lost significant ground as troubles in the financial industry continued. An overweight in health care aided performance. Mylan, Inc. and Amgen, Inc. generated gains for the fund during a period in which it was a challenge for any stock to gain ground. Biogen Idec, Inc. lost ground, but far less than the health care sector overall.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

11

Portfolio Manager’s Report (continued) – Columbia Large Cap Enhanced Core Fund

Top 5 sectors

as of 02/28/09 (%)
Information Technology	17.4
Health Care	15.7
Energy	13.9
Consumer Staples	13.4
Financials	9.9

Top 10 holdings

as of 2/28/09 (%)
Exxon Mobil	5.3
Procter & Gamble	2.7
Microsoft	2.6
Chevron	2.2
Johnson & Johnson	2.0
AT&T	1.9
Pfizer	1.8
Intel	1.8
Amgen	1.7
Cisco Systems	1.6

Information provided is calculated as a percentage of net assets.

Looking ahead

With consumer spending in decline and job losses on the rise, the outlook for the U.S. economy is cloudy, at best, through the middle of 2009. However, history has shown that during previous economic cycles the stock market has risen well before an economic recovery takes hold. Investors have historically been willing to take on more risk in their portfolios while the economy is still in recession because they anticipate recovery and a more favorable investment environment. And when the stock market turns around, it has historically produced quick and substantial gains. Consider, for example, that even though the economy was still in the throes of major recessions in 1982 and 1991, the Standard & Poor’s 500 Index gained more than 21% and 30%, respectively, for those same years. There’s no guarantee that history will repeat itself. However, it may be easier to ride out volatility if you have a long-term perspective and remain focused on your goals.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic, business and other developments.

12

Fund Profile – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.11% Class A shares

–42.00% S&P MidCap 400 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.11% without sales charge.

■

The fund generally tracked its benchmark, the S&P MidCap 400 Index[1], after accounting for fees and expenses. In a difficult period for stocks overall, it held up somewhat better than the average fund in its peer group, the Lipper Mid-Cap Core Funds Classification[2].

■	The portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Peter S. Joo has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2005.

[1]

The Standard & Poor’s (S&P) MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

Performance Information – Columbia Mid Cap Index Fund

Annual operating expense ratio (%)*

Class A	0.47
Class Z	0.22
Annual operating expense ratio after contractual waivers (%)*

Class A	0.39
Class Z	0.14

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 06/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/31/00 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard and Poor’s (S&P) MidCap 400 Index is a market value weighted index that tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment since inception – 02/28/09 ($)
Class A	10,126
Class Z	9,863

Average annual total return as of 02/28/09 (%)

Share class	A	Z
Inception	05/31/00	03/31/00
1-year	–42.11	–41.92
5-year	–4.69	–4.45
Since inception	0.14	–0.15

Average annual total return as of 03/31/09 (%)

Share class	A	Z
1-year	–36.15	–35.98
5-year	–3.10	–2.84
Since inception	1.13	0.82

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

14

Understanding Your Expenses – Columbia Mid Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	556.18	1,022.86	1.50	1.96	0.39
Class Z	1,000.00	1,000.00	557.22	1,024.10	0.54	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Portfolio Manager’s Report – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)
Class A	5.73
Class Z	5.71

Distribution declared per share

03/01/08 – 02/28/09 ($)
Class A	0.70
Class Z	0.73

Top 5 sectors

as of 02/28/09 (%)
Financials	17.3
Consumer Discretionary	15.8
Industrials	13.8
Information Technology	13.7
Health Care	12.5

Sector Breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral, if any.

For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.11% without sales charge. The fund’s benchmark, the S&P MidCap 400 Index, returned negative 42.00%.1 The average return of the fund’s peer group, the Lipper Mid-Cap Core Funds Classification, was negative 43.67%.2 The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P MidCap 400 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur. In a period of sharply declining stock prices, it held up somewhat better than the average fund in its peer group.

A disappointing period for stocks

Over the past year, there were few winners in the stock market, as slower economic growth, a weak housing market, job losses and a deepening financial crisis weighed on investors. On a relative basis, classic “defensive” sectors, including utilities, consumer staples, health care and technology, held up better than the rest of the sectors in the index. However, they, experienced declines of 25% or more. The best-performing stocks for the 12-month period were education-related consumer discretionary stocks: Corinthian Colleges, Inc., ITT Educational Services, Inc. and Career Education Corp. generated outstanding gains as a weak job market beckoned workers to upgrade their skills. Dollar Tree, Inc., a discount store chain, resonated with budget-constrained consumers. In the health care sector, Millennium Pharmaceuticals and Vertex Pharmaceuticals, Inc. rose significantly.

These standout performers were the exception for the period. A general market plunge was led by energy stocks, which declined 62% as the price of oil and natural gas declined from all-time highs. Industrials and financials declined 45% for the period, as a weak economy and deepening credit crisis weighed on investors. However, consumer discretionary stocks claimed the worst performers for the period. ArvinMeritor, Inc., an automotive supply company, declined significantly on news of weak auto sales. Lear Corp., Borders Group, Inc., Modine Manufacturing Co. and Belo Corp. also suffered sharp declines. At the end of the period, only Belo remained in the portfolio, as others were removed from the Index.

[1]

The Standard & Poor’s (S&P) MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

16

Portfolio Manager’s Report (continued) – Columbia Mid Cap Index Fund

Top 10 holdings

as of 2/28/09 (%)
Vertex Pharmaceuticals	0.8
O’Reilly Automotive	0.8
Everest Reinsurance Group	0.7
SAIC	0.7
Ross Stores	0.7
Roper Industries	0.6
Advance Auto Parts	0.6
ITT Educational Services	0.6
Dollar Tree	0.6
Fidelity National Financial	0.6

Information provided is calculated as a percentage of net assets.

Looking ahead

With consumer spending in decline and job losses on the rise, the outlook for the U.S. economy is cloudy, at best, through the middle of 2009. However, history has shown that during previous economic cycles the stock market has risen well before an economic recovery takes hold. Investors have historically been willing to take on more risk in their portfolios while the economy is still in recession because they anticipate recovery and a more favorable investment environment. There’s no guarantee that history will repeat itself. However, it may be easier to ride out volatility if you have a long-term perspective and remain focused on your goals.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic, business and other developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

17

Fund Profile – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.43% Class A shares

–42.54% S&P SmallCap 600 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.43% without sales charge.

■

In a period of sharply declining stock prices, the fund generally tracked its benchmark, the S&P SmallCap 600 Index [1], and held up slightly better than the average fund in its peer group, the Lipper Small-Cap Core Funds Classification[2].

■	The portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Peter S. Joo has co-managed the fund since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2005.

[1]

The Standard & Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE Amex and the NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

18

Performance Information – Columbia Small Cap Index Fund

Annual operating expense ratio (%)*

Class A	0.45
Class Z	0.20

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard and Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE Amex and the NASDAQ. The S&P SmallCap 600 Index is heavily weighted with stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)
Class A	12,553
Class Z	12,883

Average annual total return as of 02/28/09 (%)

Share class	A	Z
Inception	10/15/96	10/15/96
1-year	–42.43	–42.28
5-year	–5.50	–5.25
10-year	2.30	2.57

Average annual total return as of 03/31/09 (%)

Share class	A	Z
1-year	–37.98	–37.83
5-year	–4.24	–4.00
10-year	3.11	3.38

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

19

Understanding Your Expenses – Columbia Small Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	537.19	1,022.56	1.72	2.26	0.45
Class Z	1,000.00	1,000.00	537.88	1,023.80	0.76	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

20

Portfolio Manager’s Report – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)
Class A	8.58
Class Z	8.60

Distribution declared per share

03/01/08 – 02/28/09 ($)
Class A	2.04
Class Z	2.10

Top 5 sectors

as of 02/28/09 (%)
Financials	18.4
Industrials	18.2
Information Technology	17.9
Health Care	13.7
Consumer Discretionary	13.3

Sector Breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral, if any.

For the 12-month period that ended February 28, 2009, the fund’s Class A shares returned negative 42.43% without sales charge. The S&P SmallCap 600 Index returned negative 42.54%.1 The average return of the Lipper Small-Cap Core Funds Classification was negative 43.59%.2 The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P SmallCap 600 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

A disappointing period for stocks

Over the past year, there were few winners in the stock market, as slower economic growth, a weak housing market, job losses and a deepening financial crisis weighed on investors. On a relative basis, the classic “defensive” sectors, including utilities and consumer staples, held up better than the rest of the sectors in the index. Utilities stocks lost 6% and consumer staples were down 16% overall. Despite sharply falling energy prices, certain energy stocks were among the fund’s strong positive performers for the period. Massey Energy Co., a coal company, rose significantly and Patriot Coal Corp. gained significantly. In addition, Hot Topic, Inc., a trendy music and pop culture retailer, bucked the downward trend in the consumer discretionary sector, gaining significantly. Central Garden & Pet Co., Applied Signal Technology Inc. and Hilb Rogal & Hobbs, an insurance group that was acquired by a British insurance company and no longer remains in the portfolio, all reported notable gains or more for the period.

These standout performers were the exception for the period. A plunge in stock prices was led by materials and energy stocks, which lost 60%; telecommunication services, which declined 55% and financials, which were down 45%. However, the stocks that were hit hardest during the period were Crocs, Inc., Tween Brands, Inc. and Champion Enterprises, Inc. in the consumer discretionary sector. BankAtlantic Bancorp, Inc., Anchor BanCorp Wisconsin, Inc. and Guaranty Financial Group, Inc. in the financials sector each lost significant value for the period. BankAtlantic Bancorp is no longer in the portfolio because it is no longer in the index.

[1]

The Standard and Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE Amex and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

21

Portfolio Manager’s Report (continued) –Columbia Small Cap Index Fund

Top 10 holdings

as of 2/28/09 (%)
Watson Wyatt Worldwide	0.8
Atmos Energy	0.8
Piedmont Natural Gas	0.7
ProAssurance	0.6
Itron	0.6
New Jersey Resources	0.6
Senior Housing Properties Trust	0.6
Owens & Minor	0.6
Mednax	0.5
Haemonetics	0.5

Information provided is calculated as a percentage of net assets.

Looking ahead

With consumer spending in decline and job losses on the rise, the outlook for the U.S. economy is cloudy, at best, through the middle of 2009. However, history has shown that during previous economic cycles the stock market has risen well before an economic recovery takes hold. Investors have historically been willing to take on more risk in their portfolios while the economy is still in recession because they anticipate recovery and a more favorable investment environment. There’s no guarantee that history will repeat itself. However, it may be easier to ride out volatility if you have a long-term perspective and remain focused on your goals.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic, business and other developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

22

Investment Portfolio – Columbia Large Cap Index Fund

February 28, 2009

Common Stocks – 96.0%

	Shares	Value ($)
Consumer Discretionary – 8.1%
Auto Components – 0.1%
Goodyear Tire & Rubber Co. (a)	52,930	235,009
Johnson Controls, Inc.	130,460	1,484,635

Auto Components Total		1,719,644

Automobiles – 0.1%
Ford Motor Co. (a)	524,425	1,048,850
General Motors Corp.	134,020	301,545
Harley-Davidson, Inc.	51,085	515,959

Automobiles Total		1,866,354

Distributors – 0.1%
Genuine Parts Co.	35,005	985,041

Distributors Total		985,041

Diversified Consumer Services – 0.2%
Apollo Group, Inc., Class A (a)	23,340	1,692,150
H&R Block, Inc.	74,380	1,420,658

Diversified Consumer Services Total		3,112,808

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	95,890	1,875,608
Darden Restaurants, Inc.	30,450	826,413
International Game Technology, Inc.	64,670	570,389
Marriott International, Inc., Class A	64,340	911,054
McDonald’s Corp.	244,690	12,785,053
Starbucks Corp. (a)	161,460	1,477,359
Starwood Hotels & Resorts Worldwide, Inc.	40,225	466,208
Wyndham Worldwide Corp.	38,900	143,541
Wynn Resorts Ltd. (a)	13,500	282,825
Yum! Brands, Inc.	101,550	2,668,734

Hotels, Restaurants & Leisure Total		22,007,184

Household Durables – 0.3%
Black & Decker Corp.	13,225	313,036
Centex Corp.	27,285	169,440
D.R. Horton, Inc.	60,520	511,394
Fortune Brands, Inc.	32,925	781,969
Harman International Industries, Inc.	12,900	136,998
KB Home	16,490	146,761
Leggett & Platt, Inc.	34,270	391,706
Lennar Corp., Class A	31,000	207,080
Newell Rubbermaid, Inc.	60,860	343,859
Pulte Homes, Inc.	46,890	430,450
Snap-On, Inc.	12,560	296,290
Stanley Works	17,250	461,610
Whirlpool Corp.	16,169	359,437

Household Durables Total		4,550,030

	Shares	Value ($)
Internet & Catalog Retail – 0.4%
Amazon.com, Inc. (a)	70,600	4,574,174
Expedia, Inc. (a)	46,000	366,620

Internet & Catalog Retail Total		4,940,794

Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	58,950	188,051
Hasbro, Inc.	27,215	622,951
Mattel, Inc.	78,720	932,045

Leisure Equipment & Products Total		1,743,047

Media – 2.3%
CBS Corp., Class B	149,225	637,191
Comcast Corp., Class A	632,209	8,256,650
DIRECTV Group, Inc. (a)	119,900	2,390,806
Gannett Co., Inc.	50,030	162,097
Interpublic Group of Companies, Inc. (a)	104,654	398,732
McGraw-Hill Companies, Inc.	69,050	1,362,356
Meredith Corp.	7,970	102,415
New York Times Co., Class A	25,550	105,521
News Corp., Class A	504,840	2,806,910
Omnicom Group, Inc.	68,210	1,639,086
Scripps Networks Interactive Inc., Class A	19,800	394,218
Time Warner, Inc.	787,485	6,008,511
Viacom, Inc., Class B (a)	134,725	2,073,418
Walt Disney Co.	406,360	6,814,657
Washington Post Co., Class B	1,300	468,637

Media Total		33,621,205

Multiline Retail – 0.7%
Big Lots, Inc. (a)	17,995	279,102
Family Dollar Stores, Inc.	30,690	842,134
J.C. Penney Co., Inc.	48,770	747,644
Kohl’s Corp. (a)	66,905	2,351,042
Macy’s, Inc.	92,368	726,936
Nordstrom, Inc.	34,980	471,181
Sears Holdings Corp. (a)	12,190	448,104
Target Corp.	165,250	4,678,228

Multiline Retail Total		10,544,371

Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	19,100	420,009
AutoNation, Inc. (a)	23,725	236,776
Autozone, Inc. (a)	8,385	1,192,599
Bed Bath & Beyond, Inc. (a)	57,025	1,214,633
Best Buy Co., Inc.	74,125	2,136,282
GameStop Corp., Class A (a)	36,000	969,120
Gap, Inc.	102,380	1,104,680
Home Depot, Inc.	372,215	7,775,571
Limited Brands, Inc.	59,415	456,901

See Accompanying Notes to Financial Statements.

23

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail (continued)
Lowe’s Companies, Inc.	321,790	5,097,154
Office Depot, Inc. (a)	60,340	63,357
RadioShack Corp.	27,465	201,318
Sherwin-Williams Co.	21,535	989,533
Staples, Inc.	156,562	2,497,164
Tiffany & Co.	26,975	513,604
TJX Companies, Inc.	91,405	2,035,589

Specialty Retail Total		26,904,290

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	71,740	1,002,925
Jones Apparel Group, Inc.	18,320	49,281
NIKE, Inc., Class B	86,130	3,576,979
Polo Ralph Lauren Corp.	12,400	427,428
V.F. Corp.	19,305	1,001,929

Textiles, Apparel & Luxury Goods Total		6,058,542

Consumer Discretionary Total		118,053,310

Consumer Staples – 12.9%
Beverages – 2.7%
Brown-Forman Corp., Class B	21,556	926,477
Coca-Cola Co.	436,735	17,840,625
Coca-Cola Enterprises, Inc.	69,610	799,123
Constellation Brands, Inc., Class A (a)	42,770	558,149
Dr Pepper Snapple Group, Inc. (a)	55,700	782,585
Molson Coors Brewing Co., Class B	32,650	1,150,259
Pepsi Bottling Group, Inc.	29,670	548,895
PepsiCo, Inc.	340,910	16,411,407

Beverages Total		39,017,520

Food & Staples Retailing – 3.4%
Costco Wholesale Corp.	94,805	4,014,044
CVS Caremark Corp.	315,244	8,114,381
Kroger Co.	143,225	2,960,461
Safeway, Inc.	94,100	1,740,850
SUPERVALU, Inc.	46,446	725,022
Sysco Corp.	131,495	2,827,142
Wal-Mart Stores, Inc.	490,780	24,166,007
Walgreen Co.	217,250	5,183,585
Whole Foods Market, Inc.	30,800	374,220

Food & Staples Retailing Total		50,105,712

Food Products – 1.9%
Archer-Daniels-Midland Co.	140,780	3,753,195
Campbell Soup Co.	45,130	1,208,130
ConAgra Foods, Inc.	98,100	1,479,348
Dean Foods Co. (a)	33,800	691,210

	Shares	Value ($)
General Mills, Inc.	73,300	3,846,784
H.J. Heinz Co.	69,035	2,255,373
Hershey Co.	36,375	1,225,474
J.M. Smucker Co.	26,047	966,865
Kellogg Co.	55,260	2,150,719
Kraft Foods, Inc., Class A	322,500	7,346,550
McCormick & Co., Inc. Non-Voting Shares	28,585	896,140
Sara Lee Corp.	155,160	1,196,283
Tyson Foods, Inc., Class A	66,300	558,909

Food Products Total		27,574,980

Household Products – 3.0%
Clorox Co.	30,450	1,479,870
Colgate-Palmolive Co.	110,815	6,668,846
Kimberly-Clark Corp.	90,870	4,280,886
Procter & Gamble Co.	655,402	31,570,714

Household Products Total		44,000,316

Personal Products – 0.2%
Avon Products, Inc.	93,605	1,646,512
Estee Lauder Companies, Inc., Class A	25,400	575,310

Personal Products Total		2,221,822

Tobacco – 1.7%
Altria Group, Inc.	452,315	6,983,744
Lorillard, Inc.	36,900	2,156,436
Philip Morris International, Inc.	444,115	14,864,529
Reynolds American, Inc.	37,140	1,247,161

Tobacco Total		25,251,870

Consumer Staples Total		188,172,220

Energy – 13.3%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	67,470	1,977,546
BJ Services Co.	64,080	619,654
Cameron International Corp. (a)	48,200	929,296
Diamond Offshore Drilling, Inc.	15,300	958,392
ENSCO International, Inc.	31,100	764,438
Halliburton Co.	196,170	3,199,533
Nabors Industries Ltd. (a)	62,450	606,389
National-Oilwell Varco, Inc. (a)	91,560	2,447,399
Noble Corp.	57,920	1,424,253
Rowan Companies, Inc.	24,805	300,388
Schlumberger Ltd.	262,550	9,992,653
Smith International, Inc.	48,000	1,031,040

Energy Equipment & Services Total		24,250,981

See Accompanying Notes to Financial Statements.

24

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – 11.6%
Anadarko Petroleum Corp.	100,780	3,522,261
Apache Corp.	73,441	4,339,629
Cabot Oil & Gas Corp.	22,700	462,399
Chesapeake Energy Corp.	118,700	1,856,468
Chevron Corp.	446,011	27,077,328
ConocoPhillips	327,267	12,223,422
CONSOL Energy, Inc.	39,800	1,084,550
Devon Energy Corp.	96,980	4,235,116
El Paso Corp.	153,960	1,039,230
EOG Resources, Inc.	54,790	2,741,692
Exxon Mobil Corp. (b)	1,116,570	75,815,103
Hess Corp.	62,320	3,408,281
Marathon Oil Corp.	154,882	3,604,104
Massey Energy Co.	18,700	215,985
Murphy Oil Corp.	41,800	1,747,658
Noble Energy, Inc.	37,900	1,725,966
Occidental Petroleum Corp.	177,810	9,223,005
Peabody Energy Corp.	58,500	1,384,695
Pioneer Natural Resources Co.	25,800	376,422
Range Resources Corp.	34,100	1,212,937
Southwestern Energy Co. (a)	75,400	2,169,258
Spectra Energy Corp.	134,143	1,743,859
Sunoco, Inc.	25,700	859,665
Tesoro Corp.	30,400	448,704
Valero Energy Corp.	113,260	2,194,979
Williams Companies, Inc.	127,035	1,435,495
XTO Energy, Inc.	126,593	4,007,934

Oil, Gas & Consumable Fuels Total		170,156,145

Energy Total		194,407,126

Financials – 9.4%
Capital Markets – 2.2%
American Capital Ltd.	45,400	61,290
Ameriprise Financial, Inc.	47,545	757,867
Bank of New York Mellon Corp.	251,890	5,584,401
Charles Schwab Corp.	205,355	2,610,062
E*TRADE Financial Corp. (a)	123,550	98,840
Federated Investors, Inc., Class B	19,490	367,581
Franklin Resources, Inc.	33,170	1,519,186
Goldman Sachs Group, Inc.	97,075	8,841,591
Invesco Ltd.	84,500	965,835
Janus Capital Group, Inc.	34,650	152,807
Legg Mason, Inc.	31,200	400,296
Morgan Stanley	233,135	4,555,458
Northern Trust Corp.	48,935	2,718,339
State Street Corp.	94,870	2,397,365
T. Rowe Price Group, Inc.	56,740	1,290,268

Capital Markets Total		32,321,186

	Shares	Value ($)
Commercial Banks – 1.8%
BB&T Corp.	121,305	1,956,650
Comerica, Inc.	33,065	496,306
Fifth Third Bancorp	126,775	267,495
First Horizon National Corp.	45,054	413,145
Huntington Bancshares, Inc.	80,390	117,369
KeyCorp	108,645	761,601
M&T Bank Corp.	16,930	619,638
Marshall & Ilsley Corp.	57,184	261,903
PNC Financial Services Group, Inc.	93,982	2,569,468
Regions Financial Corp.	151,905	519,515
SunTrust Banks, Inc.	77,770	935,573
U.S. Bancorp	385,150	5,511,497
Wells Fargo & Co.	926,409	11,209,549
Zions Bancorporation	25,340	237,436

Commercial Banks Total		25,877,145

Consumer Finance – 0.4%
American Express Co.	254,625	3,070,778
Capital One Financial Corp.	86,005	1,036,360
Discover Financial Services	105,317	603,466
SLM Corp. (a)	102,610	472,006

Consumer Finance Total		5,182,610

Diversified Financial Services – 2.2%
Bank of America Corp. (c)	1,403,613	5,544,271
CIT Group, Inc.	62,660	153,517
Citigroup, Inc.	1,196,285	1,794,428
CME Group, Inc.	14,700	2,681,280
IntercontinentalExchange, Inc. (a)	15,900	902,643
JPMorgan Chase & Co.	819,358	18,722,330
Leucadia National Corp. (a)	38,900	569,107
Moody’s Corp.	42,610	764,850
NASDAQ OMX Group, Inc. (a)	29,900	624,910
NYSE Euronext	58,200	982,416

Diversified Financial Services Total		32,739,752

Insurance – 1.9%
AFLAC, Inc.	102,360	1,715,554
Allstate Corp.	117,675	1,980,470
American International Group, Inc.	590,215	247,890
Aon Corp.	59,230	2,264,955
Assurant, Inc.	25,800	526,320
Chubb Corp.	78,090	3,048,634
Cincinnati Financial Corp.	35,622	731,676
Genworth Financial, Inc., Class A	95,100	115,071
Hartford Financial Services Group, Inc.	71,350	435,235

See Accompanying Notes to Financial Statements.

25

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance (continued)
Lincoln National Corp.	56,172	482,517
Loews Corp.	79,495	1,577,976
Marsh & McLennan Companies, Inc.	112,865	2,023,669
MBIA, Inc. (a)	41,335	113,258
MetLife, Inc.	174,250	3,216,655
Principal Financial Group, Inc.	56,950	455,031
Progressive Corp. (a)	148,340	1,716,294
Prudential Financial, Inc.	93,075	1,527,361
Torchmark Corp.	18,630	383,778
Travelers Companies, Inc.	128,356	4,640,069
Unum Group	72,725	740,340
XL Capital Ltd., Class A	72,650	240,472

Insurance Total		28,183,225

Real Estate Investment Trusts (REITs) – 0.7%
Apartment Investment & Management Co., Class A	28,935	151,041
AvalonBay Communities, Inc.	17,434	739,560
Boston Properties, Inc.	26,500	982,885
Developers Diversified Realty Corp.	26,400	77,880
Equity Residential Property Trust	59,760	1,051,776
HCP, Inc.	55,500	1,013,985
Health Care REIT, Inc.	22,700	698,479
Host Hotels & Resorts, Inc.	114,700	424,390
Kimco Realty Corp.	50,300	445,155
Plum Creek Timber Co., Inc.	36,570	959,231
ProLogis	58,295	337,528
Public Storage, Inc.	27,500	1,525,700
Simon Property Group, Inc.	49,525	1,639,277
Vornado Realty Trust	30,200	988,446

Real Estate Investment Trusts (REITs) Total		11,035,333

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc., Class A (a)	49,000	141,610

Real Estate Management & Development Total		141,610

Thrifts & Mortgage Finance – 0.2%
Hudson City Bancorp, Inc.	114,400	1,186,328
People’s United Financial, Inc.	76,300	1,328,383

Thrifts & Mortgage Finance Total		2,514,711

Financials Total		137,995,572

	Shares	Value ($)
Health Care – 15.0%
Biotechnology – 2.2%
Amgen, Inc. (a)	232,577	11,379,993
Biogen Idec, Inc. (a)	64,022	2,947,573
Celgene Corp. (a)	100,600	4,499,838
Cephalon, Inc. (a)	15,000	983,850
Genzyme Corp. (a)	59,380	3,618,023
Gilead Sciences, Inc. (a)	201,980	9,048,704

Biotechnology Total		32,477,981

Health Care Equipment & Supplies – 2.4%
Baxter International, Inc.	136,155	6,931,651
Becton, Dickinson & Co.	53,380	3,303,688
Boston Scientific Corp. (a)	329,587	2,313,701
C.R. Bard, Inc.	21,755	1,746,056
Covidien Ltd.	110,576	3,501,942
DENTSPLY International, Inc.	32,700	756,024
Hospira, Inc. (a)	35,032	812,742
Intuitive Surgical, Inc. (a)	8,600	782,256
Medtronic, Inc.	245,430	7,262,274
St. Jude Medical, Inc. (a)	75,550	2,505,238
Stryker Corp.	53,200	1,791,244
Varian Medical Systems, Inc. (a)	27,300	832,923
Zimmer Holdings, Inc. (a)	49,305	1,726,661

Health Care Equipment & Supplies Total		34,266,400

Health Care Providers & Services – 2.2%
Aetna, Inc.	101,200	2,415,644
AmerisourceBergen Corp.	34,260	1,088,098
Cardinal Health, Inc.	78,960	2,562,252
CIGNA Corp.	60,305	950,407
Coventry Health Care, Inc. (a)	32,750	377,280
DaVita, Inc. (a)	22,800	1,069,776
Express Scripts, Inc. (a)	54,300	2,731,290
Humana, Inc. (a)	37,040	876,737
Laboratory Corp. of America Holdings (a)	23,710	1,304,287
McKesson Corp.	60,600	2,485,812
Medco Health Solutions, Inc. (a)	109,342	4,437,098
Patterson Companies, Inc. (a)	20,000	361,400
Quest Diagnostics, Inc.	34,830	1,596,259
Tenet Healthcare Corp. (a)	91,092	101,112
UnitedHealth Group, Inc.	265,140	5,210,001
WellPoint, Inc. (a)	111,780	3,791,577

Health Care Providers & Services Total		31,359,030

Health Care Technology – 0.0%
IMS Health, Inc.	39,900	499,548

Health Care Technology Total		499,548

See Accompanying Notes to Financial Statements.

26

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Life Sciences Tools & Services – 0.4%
Life Technologies Corp. (a)	37,899	1,104,756
Millipore Corp. (a)	12,095	665,951
PerkinElmer, Inc.	25,935	334,043
Thermo Fisher Scientific, Inc. (a)	92,205	3,343,353
Waters Corp. (a)	21,545	758,815

Life Sciences Tools & Services Total		6,206,918

Pharmaceuticals – 7.8%
Abbott Laboratories	340,625	16,125,188
Allergan, Inc.	67,520	2,615,725
Bristol-Myers Squibb Co.	434,545	7,999,974
Eli Lilly & Co.	219,655	6,453,464
Forest Laboratories, Inc. (a)	66,120	1,417,613
Johnson & Johnson	609,105	30,455,250
King Pharmaceuticals, Inc. (a)	54,115	397,204
Merck & Co., Inc.	464,075	11,230,615
Mylan, Inc. (a)	66,845	830,883
Pfizer, Inc.	1,480,175	18,220,954
Schering-Plough Corp.	356,875	6,206,056
Watson Pharmaceuticals, Inc. (a)	23,005	650,351
Wyeth	292,290	11,931,278

Pharmaceuticals Total		114,534,555

Health Care Total		219,344,432

Industrials – 9.4%
Aerospace & Defense – 2.6%
Boeing Co.	160,865	5,057,596
General Dynamics Corp.	85,620	3,751,868
Goodrich Corp.	27,020	895,443
Honeywell International, Inc.	159,445	4,277,909
L-3 Communications Holdings, Inc.	26,220	1,773,783
Lockheed Martin Corp.	73,105	4,613,657
Northrop Grumman Corp.	71,813	2,682,934
Precision Castparts Corp.	30,600	1,696,158
Raytheon Co.	90,890	3,632,873
Rockwell Collins, Inc.	34,730	1,083,576
United Technologies Corp.	208,700	8,521,221

Aerospace & Defense Total		37,987,018

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	37,100	1,535,198
Expeditors International of Washington, Inc.	46,500	1,281,075
FedEx Corp.	68,290	2,950,811
United Parcel Service, Inc., Class B	218,415	8,994,330

Air Freight & Logistics Total		14,761,414

	Shares	Value ($)
Airlines – 0.1%
Southwest Airlines Co.	162,350	956,241

Airlines Total		956,241

Building Products – 0.0%
Masco Corp.	78,985	406,773

Building Products Total		406,773

Commercial Services & Supplies – 0.6%
Avery Dennison Corp.	23,330	470,100
Cintas Corp.	28,850	585,366
Iron Mountain, Inc. (a)	39,400	732,052
Pitney Bowes, Inc.	45,265	873,162
R.R. Donnelley & Sons Co.	45,025	350,745
Republic Services, Inc.	70,500	1,402,950
Stericycle, Inc. (a)	18,800	902,024
Waste Management, Inc.	107,710	2,908,170

Commercial Services & Supplies Total		8,224,569

Construction & Engineering – 0.1%
Fluor Corp.	39,830	1,324,347
Jacobs Engineering Group, Inc. (a)	27,000	910,980

Construction & Engineering Total		2,235,327

Electrical Equipment – 0.4%
Cooper Industries Ltd., Class A	38,030	802,053
Emerson Electric Co.	168,390	4,504,432
Rockwell Automation, Inc.	31,105	625,211

Electrical Equipment Total		5,931,696

Industrial Conglomerates – 2.0%
3M Co.	152,130	6,915,830
General Electric Co. (b)	2,305,640	19,620,996
Textron, Inc.	52,970	299,280
Tyco International Ltd.	103,776	2,080,709

Industrial Conglomerates Total		28,916,815

Machinery – 1.5%
Caterpillar, Inc.	132,440	3,259,348
Cummins, Inc.	44,180	918,944
Danaher Corp.	56,160	2,850,682
Deere & Co.	93,760	2,577,462
Dover Corp.	40,860	1,019,048
Eaton Corp.	36,200	1,308,630
Flowserve Corp.	12,400	625,828
Illinois Tool Works, Inc.	86,370	2,401,086
Ingersoll-Rand Co., Ltd., Class A	70,020	992,884
ITT Corp.	39,830	1,487,651
Manitowoc Co., Inc.	28,600	117,260
Paccar, Inc.	79,592	1,995,371

See Accompanying Notes to Financial Statements.

27

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery (continued)
Pall Corp.	25,970	617,307
Parker Hannifin Corp.	35,392	1,181,031

Machinery Total		21,352,532

Professional Services – 0.1%
Dun & Bradstreet Corp.	11,800	872,846
Equifax, Inc.	27,685	595,228
Monster Worldwide, Inc. (a)	27,095	178,556
Robert Half International, Inc.	34,090	523,963

Professional Services Total		2,170,593

Road & Rail – 0.9%
Burlington Northern Santa Fe Corp.	61,640	3,622,583
CSX Corp.	86,550	2,136,054
Norfolk Southern Corp.	81,280	2,578,201
Ryder System, Inc.	12,160	277,978
Union Pacific Corp.	111,190	4,171,849

Road & Rail Total		12,786,665

Trading Companies & Distributors – 0.1%
Fastenal Co.	28,400	855,408
W.W. Grainger, Inc.	14,215	940,464

Trading Companies & Distributors Total		1,795,872

Industrials Total		137,525,515

Information Technology – 16.7%
Communications Equipment – 2.7%
Ciena Corp. (a)	19,818	106,423
Cisco Systems, Inc. (a)	1,285,250	18,726,092
Corning, Inc.	341,160	3,599,238
Harris Corp.	29,500	1,099,760
JDS Uniphase Corp. (a)	48,255	133,184
Juniper Networks, Inc. (a)	115,900	1,646,939
Motorola, Inc.	497,480	1,751,130
QUALCOMM, Inc.	363,440	12,149,799
Tellabs, Inc. (a)	87,350	331,930

Communications Equipment Total		39,544,495

Computers & Peripherals – 4.9%
Apple, Inc. (a)	195,090	17,423,488
Dell, Inc. (a)	379,925	3,240,760
EMC Corp. (a)	447,970	4,703,685
Hewlett-Packard Co.	537,666	15,608,444
International Business Machines Corp.	294,900	27,139,647
Lexmark International, Inc., Class A (a)	17,185	294,551

	Shares	Value ($)
NetApp, Inc. (a)	72,500	974,400
QLogic Corp. (a)	28,080	258,897
SanDisk Corp. (a)	49,600	441,936
Seagate Technology, Inc., Escrow Shares (d)	64,266	643
Sun Microsystems, Inc. (a)	162,126	758,750
Teradata Corp. (a)	38,600	596,756

Computers & Peripherals Total		71,441,957

Electronic Equipment, Instruments & Components – 0.3%
Agilent Technologies, Inc. (a)	76,835	1,065,701
Amphenol Corp., Class A	38,600	981,212
FLIR Systems, Inc. (a)	30,400	620,464
Jabil Circuit, Inc.	46,195	191,247
Molex, Inc.	30,965	352,072
Tyco Electronics Ltd.	100,476	952,513

Electronic Equipment, Instruments & Components Total		4,163,209

Internet Software & Services – 1.7%
Akamai Technologies, Inc. (a)	37,100	671,139
eBay, Inc. (a)	235,470	2,559,559
Google, Inc., Class A (a)	52,500	17,744,475
VeriSign, Inc. (a)	42,600	823,458
Yahoo!, Inc. (a)	304,610	4,029,990

Internet Software & Services Total		25,828,621

IT Services – 1.0%
Affiliated Computer Services, Inc., Class A (a)	21,410	998,348
Automatic Data Processing, Inc.	111,525	3,808,579
Cognizant Technology Solutions Corp., Class A (a)	63,900	1,175,760
Computer Sciences Corp. (a)	33,220	1,154,063
Convergys Corp. (a)	26,825	173,021
Fidelity National Information Services, Inc.	41,700	729,750
Fiserv, Inc. (a)	35,120	1,145,614
MasterCard, Inc., Class A	15,900	2,512,677
Paychex, Inc.	70,460	1,554,348
Total System Services, Inc.	43,200	543,456
Western Union Co.	157,045	1,752,622

IT Services Total		15,548,238

Office Electronics – 0.1%
Xerox Corp.	190,025	984,330

Office Electronics Total		984,330

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	133,555	291,150
Altera Corp.	65,275	1,000,666
Analog Devices, Inc.	63,875	1,190,630

See Accompanying Notes to Financial Statements.

28

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.	294,555	2,712,852
Broadcom Corp., Class A (a)	97,450	1,603,052
Intel Corp.	1,220,975	15,555,221
KLA-Tencor Corp.	37,045	639,026
Linear Technology Corp.	48,640	1,060,352
LSI Corp. (a)	141,640	410,756
MEMC Electronic Materials, Inc. (a)	49,300	739,993
Microchip Technology, Inc.	39,900	748,923
Micron Technology, Inc. (a)	167,655	539,849
National Semiconductor Corp.	42,860	467,174
Novellus Systems, Inc. (a)	21,485	273,934
NVIDIA Corp. (a)	117,920	976,378
Teradyne, Inc. (a)	37,170	153,512
Texas Instruments, Inc.	284,570	4,083,579
Xilinx, Inc.	60,135	1,063,187

Semiconductors & Semiconductor Equipment Total		33,510,234

Software – 3.7%
Adobe Systems, Inc. (a)	116,570	1,946,719
Autodesk, Inc. (a)	49,690	630,566
BMC Software, Inc. (a)	41,200	1,220,756
CA, Inc.	86,504	1,466,243
Citrix Systems, Inc. (a)	39,905	821,245
Compuware Corp. (a)	54,090	319,672
Electronic Arts, Inc. (a)	70,390	1,148,061
Intuit, Inc. (a)	70,240	1,600,770
McAfee, Inc. (a)	33,500	936,325
Microsoft Corp.	1,679,320	27,121,018
Novell, Inc. (a)	75,765	239,417
Oracle Corp. (a)	859,965	13,363,856
Salesforce.com, Inc. (a)	23,000	644,000
Symantec Corp. (a)	183,530	2,538,220

Software Total		53,996,868

Information Technology Total		245,017,952

Materials – 3.0%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	46,015	2,128,194
CF Industries Holdings, Inc.	12,500	804,125
Dow Chemical Co.	202,825	1,452,227
E.I. Du Pont de Nemours & Co.	198,095	3,716,262
Eastman Chemical Co.	15,950	327,613
Ecolab, Inc.	36,825	1,170,298
International Flavors & Fragrances, Inc.	17,290	454,900
Monsanto Co.	120,244	9,171,010

	Shares	Value ($)
PPG Industries, Inc.	36,005	1,118,315
Praxair, Inc.	67,705	3,842,259
Rohm and Haas Co.	27,395	1,426,458
Sigma-Aldrich Corp.	27,500	981,750

Chemicals Total		26,593,411

Construction Materials – 0.1%
Vulcan Materials Co.	24,155	1,000,258

Construction Materials Total		1,000,258

Containers & Packaging – 0.2%
Ball Corp.	20,755	836,219
Bemis Co., Inc.	21,905	406,776
Owens-Illinois, Inc. (a)	36,600	564,372
Pactiv Corp. (a)	28,850	456,695
Sealed Air Corp.	34,630	386,471

Containers & Packaging Total		2,650,533

Metals & Mining – 0.8%
AK Steel Holding Corp.	24,600	152,028
Alcoa, Inc.	175,660	1,094,362
Allegheny Technologies, Inc.	21,140	415,824
Freeport-McMoRan Copper & Gold, Inc.	90,210	2,744,188
Newmont Mining Corp.	106,200	4,421,106
Nucor Corp.	68,880	2,317,812
Titanium Metals Corp.	18,700	109,208
United States Steel Corp.	25,570	502,962

Metals & Mining Total		11,757,490

Paper & Forest Products – 0.1%
International Paper Co.	93,895	534,263
MeadWestvaco Corp.	37,495	350,203
Weyerhaeuser Co.	46,355	1,119,937

Paper & Forest Products Total		2,004,403

Materials Total		44,006,095

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	1,293,620	30,749,348
CenturyTel, Inc.	21,935	577,549
Embarq Corp.	31,157	1,089,560
Frontier Communications Corp.	68,295	491,724
Qwest Communications International, Inc.	321,585	1,090,173
Verizon Communications, Inc.	623,495	17,788,312
Windstream Corp.	96,480	719,741

Diversified Telecommunication Services Total		52,506,407

See Accompanying Notes to Financial Statements.

29

Columbia Large Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A (a)	87,100	2,536,352
Sprint Nextel Corp. (a)	627,145	2,063,307

Wireless Telecommunication Services Total		4,599,659

Telecommunication Services Total		57,106,066

Utilities – 4.3%
Electric Utilities – 2.5%
Allegheny Energy, Inc.	37,090	876,808
American Electric Power Co., Inc.	88,615	2,485,651
Duke Energy Corp.	277,787	3,741,791
Edison International	71,530	1,947,046
Entergy Corp.	41,585	2,802,413
Exelon Corp.	144,450	6,820,929
FirstEnergy Corp.	66,905	2,847,477
FPL Group, Inc.	89,730	4,067,461
Pepco Holdings, Inc.	47,500	712,500
Pinnacle West Capital Corp.	22,155	581,790
PPL Corp.	82,290	2,295,068
Progress Energy, Inc.	60,930	2,158,140
Southern Co.	170,015	5,153,155

Electric Utilities Total		36,490,229

Gas Utilities – 0.2%
EQT Corp.	28,700	882,525
Nicor, Inc.	9,945	312,074
Questar Corp.	38,100	1,098,423

Gas Utilities Total		2,293,022

Independent Power Producers & Energy Traders – 0.1%
AES Corp. (a)	147,710	930,573
Constellation Energy Group, Inc.	43,755	864,599
Dynegy, Inc., Class A (a)	111,850	145,405

Independent Power Producers & Energy Traders Total		1,940,577

Multi-Utilities – 1.5%
Ameren Corp.	46,385	1,103,035
CenterPoint Energy, Inc.	75,550	779,676
CMS Energy Corp.	49,625	548,853
Consolidated Edison, Inc.	60,080	2,175,497
Dominion Resources, Inc.	127,590	3,850,666
DTE Energy Co.	35,755	957,161
Integrys Energy Group, Inc.	16,799	404,016
NiSource, Inc.	60,220	526,925
PG&E Corp.	79,275	3,029,890
Public Service Enterprise Group, Inc.	111,080	3,031,373
SCANA Corp.	25,800	777,354

	Shares	Value ($)
Sempra Energy	53,440	2,221,501
TECO Energy, Inc.	46,710	447,949
Wisconsin Energy Corp.	25,700	1,023,374
Xcel Energy, Inc.	98,605	1,749,253

Multi-Utilities Total		22,626,523

Utilities Total		63,350,351

Total Common Stocks (cost of $1,876,232,342)		1,404,978,639

Short-Term Obligation – 3.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by U.S. Government Agency Obligations with various maturities to 06/15/10, market value $53,023,581 (repurchase proceeds $51,982,910)	51,982,000	51,982,000

Total Short-Term Obligation (cost of $51,982,000)		51,982,000

Total Investments – 99.5% (cost of $1,928,214,342) (e)		1,456,960,639

Other Assets & Liabilities, Net – 0.5%		6,961,479

Net Assets – 100.0%		1,463,922,118

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $13,857,800 is pledged as collateral for open futures contracts.

(c)	Investments in affiliates during the year ended February 28, 2009:

Security name:	Bank of America Corp.
Shares as of 02/29/08:	923,134
Shares purchased:	182,400
Shares sold:	(26,001)
Shares from mergers:	324,080
Shares as of 02/28/09:	1,403,613
Net realized gain:	$105,918
Dividend income earned:	$2,223,438
Value at end of period:	$5,544,271

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2009, the value of this security amounted to $643, which represents less than 0.01% of net assets.

(e)	Cost for federal income tax purposes is $1,973,085,973.

See Accompanying Notes to Financial Statements.

30

Columbia Large Cap Index Fund

February 28, 2009

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	16.7
Health Care	15.0
Energy	13.3
Consumer Staples	12.9
Financials	9.4
Industrials	9.4
Consumer Discretionary	8.1
Utilities	4.3
Telecommunication Services	3.9
Materials	3.0

96.0
Short-Term Obligation	3.5
Other Assets & Liabilities, Net	0.5

100.0

At February 28, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	312	$57,267,600	$67,222,827	Mar-2009	$(9,955,227)

See Accompanying Notes to Financial Statements.

31

Investment Portfolio – Columbia Large Cap Enhanced Core Fund

February 28, 2009

Common Stocks – 96.0%

	Shares	Value ($)
Consumer Discretionary – 8.0%
Diversified Consumer Services – 1.8%
Apollo Group, Inc., Class A (a)	35,500	2,573,750
H&R Block, Inc.	244,200	4,664,220

Diversified Consumer Services Total		7,237,970

Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.	57,900	3,025,275
Yum! Brands, Inc.	30,300	796,284

Hotels, Restaurants & Leisure Total		3,821,559

Household Durables – 0.2%
D.R. Horton, Inc.	4,600	38,870
Whirlpool Corp.	31,300	695,799

Household Durables Total		734,669

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	13,100	299,859

Leisure Equipment & Products Total		299,859

Media – 1.3%
Comcast Corp., Class A	46,400	605,984
DIRECTV Group, Inc. (a)	31,200	622,128
Gannett Co., Inc.	247,700	802,548
McGraw-Hill Companies, Inc.	23,500	463,655
Time Warner, Inc.	366,200	2,794,106

Media Total		5,288,421

Multiline Retail – 0.1%
Kohl’s Corp. (a)	900	31,626
Target Corp.	9,500	268,945

Multiline Retail Total		300,571

Specialty Retail – 2.5%
Gap, Inc.	234,800	2,533,492
Home Depot, Inc.	113,600	2,373,104
Lowe’s Companies, Inc.	112,400	1,780,416
Sherwin-Williams Co.	35,400	1,626,630
TJX Companies, Inc.	72,100	1,605,667

Specialty Retail Total		9,919,309

Textiles, Apparel & Luxury Goods – 1.0%
Coach, Inc. (a)	249,600	3,489,408
Polo Ralph Lauren Corp.	9,700	334,359

Textiles, Apparel & Luxury Goods Total		3,823,767

Consumer Discretionary Total		31,426,125

Consumer Staples – 12.9%
Beverages – 2.0%
Coca-Cola Co.	70,700	2,888,095
Coca-Cola Enterprises, Inc.	72,700	834,596
PepsiCo, Inc.	87,800	4,226,692

Beverages Total		7,949,383

	Shares	Value ($)
Food & Staples Retailing – 1.5%
CVS Caremark Corp.	1,700	43,758
Kroger Co.	69,200	1,430,364
SUPERVALU, Inc.	22,400	349,664
Sysco Corp.	100	2,150
Wal-Mart Stores, Inc.	83,800	4,126,312

Food & Staples Retailing Total		5,952,248

Food Products – 3.2%
Archer-Daniels-Midland Co.	179,500	4,785,470
Campbell Soup Co.	10,000	267,700
Dean Foods Co. (a)	65,500	1,339,475
General Mills, Inc.	19,900	1,044,352
H.J. Heinz Co.	8,900	290,763
Kellogg Co.	27,600	1,074,192
Kraft Foods, Inc., Class A	96,800	2,205,104
Sara Lee Corp.	164,600	1,269,066

Food Products Total		12,276,122

Household Products – 4.4%
Clorox Co.	16,200	787,320
Colgate-Palmolive Co.	5,700	343,026
Kimberly-Clark Corp.	116,800	5,502,448
Procter & Gamble Co.	219,400	10,568,498

Household Products Total		17,201,292

Personal Products – 0.0%
Avon Products, Inc.	800	14,072

Personal Products Total		14,072

Tobacco – 1.8%
Altria Group, Inc.	164,700	2,542,968
Lorillard, Inc.	500	29,220
Philip Morris International, Inc.	128,600	4,304,242
Reynolds American, Inc.	7,500	251,850

Tobacco Total		7,128,280

Consumer Staples Total		50,521,397

Energy – 13.4%
Energy Equipment & Services – 0.0%
Schlumberger Ltd.	100	3,806

Energy Equipment & Services Total		3,806

Oil, Gas & Consumable Fuels – 13.4%
Apache Corp.	27,300	1,613,157
Chevron Corp.	145,100	8,809,021
ConocoPhillips	157,000	5,863,950
El Paso Corp.	166,300	1,122,525
EOG Resources, Inc.	12,900	645,516
Exxon Mobil Corp.	307,600	20,886,040
Marathon Oil Corp.	105,100	2,445,677

See Accompanying Notes to Financial Statements.

32

Columbia Large Cap Enhanced Core Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	20,900	873,829
Occidental Petroleum Corp.	100,600	5,218,122
Southwestern Energy Co. (a)	50,300	1,447,131
Valero Energy Corp.	178,200	3,453,516

Oil, Gas & Consumable Fuels Total		52,378,484

Energy Total		52,382,290

Financials – 9.5%
Capital Markets – 1.6%
Bank of New York Mellon Corp.	69,000	1,529,730
Charles Schwab Corp.	122,400	1,555,704
Goldman Sachs Group, Inc.	3,900	355,212
Morgan Stanley	108,800	2,125,952
Northern Trust Corp.	2,600	144,430
State Street Corp.	5,500	138,985
T. Rowe Price Group, Inc.	11,300	256,962

Capital Markets Total		6,106,975

Commercial Banks – 2.7%
BB&T Corp.	77,400	1,248,462
PNC Financial Services Group, Inc.	63,900	1,747,026
U.S. Bancorp	150,300	2,150,793
Wells Fargo & Co.	463,500	5,608,350

Commercial Banks Total		10,754,631

Consumer Finance – 0.4%
American Express Co.	77,800	938,268
Capital One Financial Corp.	51,900	625,395

Consumer Finance Total		1,563,663

Diversified Financial Services – 2.0%
Citigroup, Inc.	175,200	262,800
IntercontinentalExchange, Inc. (a)	1,000	56,770
JPMorgan Chase & Co.	239,000	5,461,150
Moody’s Corp.	116,900	2,098,355

Diversified Financial Services Total		7,879,075

Insurance – 1.6%
AFLAC, Inc.	39,300	658,668
Allstate Corp.	31,400	528,462
Chubb Corp.	12,700	495,808
Loews Corp.	77,200	1,532,420
MetLife, Inc.	67,400	1,244,204
Prudential Financial, Inc.	80,400	1,319,364
Travelers Companies, Inc.	7,600	274,740

Insurance Total		6,053,666

Real Estate Investment Trusts (REITs) – 1.1%
Apartment Investment & Management Co., Class A	100	522

	Shares	Value ($)
AvalonBay Communities, Inc.	801	33,967
Plum Creek Timber Co., Inc.	1,700	44,591
Public Storage, Inc.	42,400	2,352,352
Simon Property Group, Inc.	60,300	1,995,930

Real Estate Investment Trusts (REITs) Total		4,427,362

Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	42,700	442,799

Thrifts & Mortgage Finance Total		442,799

Financials Total		37,228,171

Health Care – 15.0%
Biotechnology – 3.5%
Amgen, Inc. (a)	137,400	6,722,982
Biogen Idec, Inc. (a)	63,800	2,937,352
Celgene Corp. (a)	15,900	711,207
Cephalon, Inc. (a)	15,100	990,409
Genzyme Corp. (a)	24,700	1,504,971
Gilead Sciences, Inc. (a)	16,800	752,640

Biotechnology Total		13,619,561

Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	4,000	203,640
Boston Scientific Corp. (a)	506,500	3,555,630
Covidien Ltd.	37,800	1,197,126
Hospira, Inc. (a)	40,700	944,240
Medtronic, Inc.	41,900	1,239,821
Zimmer Holdings, Inc. (a)	27,700	970,054

Health Care Equipment & Supplies Total		8,110,511

Health Care Providers & Services – 0.4%
Aetna, Inc.	3,700	88,319
McKesson Corp.	5,500	225,610
UnitedHealth Group, Inc.	71,100	1,397,115
WellPoint, Inc. (a)	3,300	111,936

Health Care Providers & Services Total		1,822,980

Life Sciences Tools & Services – 0.3%
PerkinElmer, Inc.	87,900	1,132,152

Life Sciences Tools & Services Total		1,132,152

Pharmaceuticals – 8.7%
Abbott Laboratories	54,600	2,584,764
Bristol-Myers Squibb Co.	107,200	1,973,552
Eli Lilly & Co.	203,300	5,972,954
Forest Laboratories, Inc. (a)	46,400	994,816
Johnson & Johnson	157,600	7,880,000
King Pharmaceuticals, Inc. (a)	161,700	1,186,878
Merck & Co., Inc.	101,600	2,458,720
Mylan, Inc. (a)	176,900	2,198,867
Pfizer, Inc.	571,400	7,033,934

See Accompanying Notes to Financial Statements.

33

Columbia Large Cap Enhanced Core Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Pharmaceuticals (continued)
Schering-Plough Corp.	114,400	1,989,416

Pharmaceuticals Total		34,273,901

Health Care Total		58,959,105

Industrials – 9.4%
Aerospace & Defense – 2.8%
Boeing Co.	60,700	1,908,408
General Dynamics Corp.	19,900	872,018
Goodrich Corp.	16,100	533,554
Honeywell International, Inc.	78,400	2,103,472
Northrop Grumman Corp.	60,400	2,256,544
Precision Castparts Corp.	6,700	371,381
United Technologies Corp.	66,500	2,715,195

Aerospace & Defense Total		10,760,572

Air Freight & Logistics – 1.7%
FedEx Corp.	86,800	3,750,628
United Parcel Service, Inc., Class B	67,300	2,771,414

Air Freight & Logistics Total		6,522,042

Commercial Services & Supplies – 0.6%
R.R. Donnelley & Sons Co.	320,000	2,492,800
Waste Management, Inc.	300	8,100

Commercial Services & Supplies Total		2,500,900

Construction & Engineering – 0.6%
Fluor Corp.	70,600	2,347,450
Jacobs Engineering Group, Inc. (a)	2,400	80,976

Construction & Engineering Total		2,428,426

Industrial Conglomerates – 0.8%
3M Co.	34,500	1,568,370
General Electric Co. (b)	199,600	1,698,596

Industrial Conglomerates Total		3,266,966

Machinery – 0.2%
Cummins, Inc.	33,100	688,480

Machinery Total		688,480

Professional Services – 0.2%
Dun & Bradstreet Corp.	4,400	325,468
Robert Half International, Inc.	28,000	430,360

Professional Services Total		755,828

Road & Rail – 1.6%
CSX Corp.	83,200	2,053,376
Norfolk Southern Corp.	76,500	2,426,580
Union Pacific Corp.	48,100	1,804,712

Road & Rail Total		6,284,668

	Shares	Value ($)
Trading Companies & Distributors – 0.9%
Fastenal Co.	17,600	530,112
W.W. Grainger, Inc.	45,000	2,977,200

Trading Companies & Distributors Total		3,507,312

Industrials Total		36,715,194

Information Technology – 16.7%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	426,300	6,211,191
Corning, Inc.	400	4,220
QUALCOMM, Inc.	67,300	2,249,839

Communications Equipment Total		8,465,250

Computers & Peripherals – 4.2%
Apple, Inc. (a)	40,000	3,572,400
Dell, Inc. (a)	106,300	906,739
EMC Corp. (a)	83,300	874,650
Hewlett-Packard Co.	163,900	4,758,017
International Business Machines Corp.	65,700	6,046,371
Lexmark International, Inc., Class A (a)	18,500	317,090
Seagate Technology, Inc., Escrow Shares (c)	97,200	972

Computers & Peripherals Total		16,476,239

Internet Software & Services – 1.3%
eBay, Inc. (a)	239,000	2,597,930
Google, Inc., Class A (a)	7,600	2,568,724

Internet Software & Services Total		5,166,654

IT Services – 0.6%
Computer Sciences Corp. (a)	27,900	969,246
MasterCard, Inc., Class A	3,600	568,908
Western Union Co.	76,300	851,508

IT Services Total		2,389,662

Semiconductors & Semiconductor Equipment – 2.8%
Altera Corp.	21,300	326,529
Intel Corp.	542,900	6,916,546
LSI Corp. (a)	320,500	929,450
National Semiconductor Corp.	6,800	74,120
Texas Instruments, Inc.	196,500	2,819,775

Semiconductors & Semiconductor Equipment Total		11,066,420

Software – 5.6%
Adobe Systems, Inc. (a)	133,500	2,229,450
Autodesk, Inc. (a)	61,500	780,435
BMC Software, Inc. (a)	42,400	1,256,312

See Accompanying Notes to Financial Statements.

34

Columbia Large Cap Enhanced Core Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Software (continued)
CA, Inc.	800	13,560
Compuware Corp. (a)	92,700	547,857
Microsoft Corp. (b)	636,700	10,282,705
Oracle Corp. (a)	271,100	4,212,894
Symantec Corp. (a)	184,500	2,551,635

Software Total		21,874,848

Information Technology Total		65,439,073

Materials – 2.8%
Chemicals – 2.7%
Dow Chemical Co.	471,800	3,378,088
E.I. Du Pont de Nemours & Co.	112,700	2,114,252
Eastman Chemical Co.	22,800	468,312
Ecolab, Inc.	16,900	537,082
Monsanto Co.	36,200	2,760,974
PPG Industries, Inc.	29,500	916,270
Praxair, Inc.	9,500	539,125

Chemicals Total		10,714,103

Construction Materials – 0.0%
Vulcan Materials Co.	500	20,705

Construction Materials Total		20,705

Containers & Packaging – 0.0%
Owens-Illinois, Inc. (a)	2,000	30,840

Containers & Packaging Total		30,840

Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.	7,300	222,066
Nucor Corp.	6,500	218,725

Metals & Mining Total		440,791

Materials Total		11,206,439

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	310,100	7,371,077
Qwest Communications International, Inc.	403,000	1,366,170
Verizon Communications, Inc.	195,800	5,586,174

Diversified Telecommunication Services Total		14,323,421

Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A (a)	30,200	879,424
Sprint Nextel Corp. (a)	154,000	506,660

Wireless Telecommunication Services Total		1,386,084

Telecommunication Services Total		15,709,505

	Shares	Value ($)
Utilities – 4.3%
Electric Utilities – 2.8%
American Electric Power Co., Inc.	11,000	308,550
Edison International	93,900	2,555,958
Entergy Corp.	6,100	411,079
Exelon Corp.	62,700	2,960,694
FirstEnergy Corp.	39,900	1,698,144
Pepco Holdings, Inc.	158,500	2,377,500
Southern Co.	24,900	754,719

Electric Utilities Total		11,066,644

Gas Utilities – 0.5%
Questar Corp.	63,700	1,836,471

Gas Utilities Total		1,836,471

Independent Power Producers & Energy Traders – 0.0%
Dynegy, Inc., Class A (a)	4,110	5,343

Independent Power Producers & Energy Traders Total		5,343

Multi-Utilities – 1.0%
CenterPoint Energy, Inc.	300	3,096
NiSource, Inc.	94,600	827,750
Public Service Enterprise Group, Inc.	43,600	1,189,844
Sempra Energy	44,300	1,841,551

Multi-Utilities Total		3,862,241

Utilities Total		16,770,699

Total Common Stocks (cost of $447,120,930)		376,357,998

Short-Term Obligation – 3.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due on 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 06/28/10, market value $12,212,149 (repurchase proceeds $11,970,209)	11,970,000	11,970,000

Total Short-Term Obligation (cost of $11,970,000)		11,970,000

Total Investments – 99.1% (cost of $459,090,930) (d)		388,327,998

Other Assets & Liabilities, Net – 0.9%		3,638,953

Net Assets – 100.0%		391,966,951

See Accompanying Notes to Financial Statements.

35

Columbia Large Cap Enhanced Core Fund

February 28, 2009

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $3,401,150 are pledged as collateral for open futures contracts.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2009, the value of this security amounted to $972, which represents less than 0.01% of net assets.

(d)	Cost for federal income tax purposes is $502,107,409.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	16.7
Health Care	15.0
Energy	13.4
Consumer Staples	12.9
Financials	9.5
Industrials	9.4
Consumer Discretionary	8.0
Utilities	4.3
Telecommunication Services	4.0
Materials	2.8

96.0
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	0.9

100.0

At February 28, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	85	$15,601,750	$18,061,054	Mar-2009	$(2,459,304)

See Accompanying Notes to Financial Statements.

36

Investment Portfolio – Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks – 96.9%

	Shares	Value ($)
Consumer Discretionary – 15.3%
Auto Components – 0.5%
BorgWarner, Inc.	208,300	3,593,175
Gentex Corp.	251,250	2,010,000

Auto Components Total		5,603,175

Automobiles – 0.1%
Thor Industries, Inc.	63,825	683,566

Automobiles Total		683,566

Distributors – 0.3%
LKQ Corp. (a)	251,500	3,395,250

Distributors Total		3,395,250

Diversified Consumer Services – 2.9%
Brink’s Home Security Holdings, Inc. (a)	73,275	1,536,577
Career Education Corp. (a)	132,350	3,265,074
Corinthian Colleges, Inc. (a)	154,000	3,033,800
DeVry, Inc.	110,825	5,757,359
ITT Educational Services, Inc. (a)	56,425	6,404,237
Matthews International Corp., Class A	55,000	1,910,700
Regis Corp.	77,675	978,705
Service Corp. International/US	459,800	1,554,124
Sotheby’s	121,025	812,078
Strayer Education, Inc.	25,600	4,345,600

Diversified Consumer Services Total		29,598,254

Hotels, Restaurants & Leisure – 1.6%
Bob Evans Farms, Inc.	55,225	1,020,006
Boyd Gaming Corp.	102,700	436,475
Brinker International, Inc.	183,262	2,015,882
Cheesecake Factory, Inc. (a)	107,400	874,236
Chipotle Mexican Grill, Inc., Class A (a)	59,300	3,239,559
International Speedway Corp., Class A	49,925	965,050
Life Time Fitness, Inc. (a)	62,900	538,424
Panera Bread Co., Class A (a)	55,200	2,431,008
Scientific Games Corp., Class A (a)	117,000	1,237,860
Wendy’s/Arby’s Group, Inc.	752,200	3,407,466

Hotels, Restaurants & Leisure Total		16,165,966

Household Durables – 1.4%
American Greetings Corp., Class A	81,650	304,555
Blyth Industries, Inc.	10,925	222,979
Hovnanian Enterprises, Inc., Class A (a)	91,150	77,478
M.D.C. Holdings, Inc.	66,200	1,670,226
Mohawk Industries, Inc. (a)	100,950	2,280,460
NVR, Inc. (a)	9,817	3,266,803

	Shares	Value ($)
Ryland Group, Inc.	75,050	1,060,457
Toll Brothers, Inc. (a)	234,350	3,714,447
Tupperware Brands Corp.	111,575	1,582,133

Household Durables Total		14,179,538

Internet & Catalog Retail – 0.9%
NetFlix, Inc. (a)	74,900	2,706,886
Priceline.com, Inc. (a)	73,000	6,194,780

Internet & Catalog Retail Total		8,901,666

Leisure Equipment & Products – 0.1%
Callaway Golf Co.	116,150	786,336

Leisure Equipment & Products Total		786,336

Media – 0.9%
Belo Corp., Class A	158,100	126,480
DreamWorks Animation SKG, Inc., Class A (a)	138,600	2,673,594
Harte-Hanks, Inc.	68,325	383,303
John Wiley & Sons, Inc., Class A	77,000	2,417,030
Lamar Advertising Co., Class A (a)	136,600	945,272
Marvel Entertainment, Inc. (a)	88,200	2,280,852
Scholastic Corp.	47,600	524,076

Media Total		9,350,607

Multiline Retail – 0.7%
99 Cents Only Stores (a)	84,351	695,052
Dollar Tree, Inc. (a)	163,050	6,329,601
Saks, Inc. (a)	255,575	621,047

Multiline Retail Total		7,645,700

Specialty Retail – 5.3%
Advance Auto Parts, Inc.	170,400	6,517,800
Aeropostale, Inc. (a)	120,225	2,788,018
American Eagle Outfitters, Inc.	370,899	3,619,974
AnnTaylor Stores Corp. (a)	102,825	676,589
Barnes & Noble, Inc.	66,350	1,190,319
CarMax, Inc. (a)	396,550	3,739,466
Chico’s FAS, Inc. (a)	319,000	1,445,070
Coldwater Creek, Inc. (a)	85,300	144,157
Collective Brands, Inc. (a)	114,700	1,187,145
Dick’s Sporting Goods, Inc. (a)	153,100	1,890,785
Foot Locker, Inc.	278,725	2,316,205
Guess ?, Inc.	108,300	1,740,381
J Crew Group, Inc. (a)	93,300	1,050,558
O’Reilly Automotive, Inc. (a)	242,050	8,074,788
PETsMART, Inc.	228,700	4,583,148
Rent-A-Center, Inc. (a)	120,125	2,104,590
Ross Stores, Inc.	232,750	6,870,780
Urban Outfitters, Inc. (a)	205,150	3,413,696
Williams-Sonoma, Inc.	155,825	1,360,352

Specialty Retail Total		54,713,821

See Accompanying Notes to Financial Statements.

37

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands, Inc. (a)	168,200	1,177,400
Phillips-Van Heusen Corp.	92,600	1,534,382
Timberland Co., Class A (a)	82,750	930,938
Under Armour, Inc., Class A (a)	65,600	943,984
Warnaco Group, Inc. (a)	83,900	1,816,435

Textiles, Apparel & Luxury Goods Total		6,403,139

Consumer Discretionary Total		157,427,018

Consumer Staples – 4.6%
Beverages – 0.6%
Hansen Natural Corp. (a)	133,000	4,426,240
PepsiAmericas, Inc.	103,100	1,712,491

Beverages Total		6,138,731

Food & Staples Retailing – 0.5%
BJ’s Wholesale Club, Inc. (a)	105,750	3,159,810
Ruddick Corp.	70,450	1,527,356

Food & Staples Retailing Total		4,687,166

Food Products – 1.9%
Corn Products International, Inc.	134,000	2,702,780
Flowers Foods, Inc.	141,800	3,163,558
Hormel Foods Corp.	126,125	4,014,559
Lancaster Colony Corp.	35,725	1,388,988
Ralcorp Holdings, Inc. (a)	101,400	6,144,840
Smithfield Foods, Inc. (a)	208,625	1,637,706
Tootsie Roll Industries, Inc.	46,618	998,558

Food Products Total		20,050,989

Household Products – 1.0%
Church & Dwight Co., Inc.	126,000	6,163,920
Energizer Holdings, Inc. (a)	104,875	4,424,676

Household Products Total		10,588,596

Personal Products – 0.5%
Alberto-Culver Co.	153,300	3,394,062
NBTY, Inc. (a)	98,600	1,466,182

Personal Products Total		4,860,244

Tobacco – 0.1%
Universal Corp.	44,925	1,291,144

Tobacco Total		1,291,144

Consumer Staples Total		47,616,870

Energy – 6.7%
Energy Equipment & Services – 3.0%
Exterran Holdings, Inc. (a)	116,399	2,106,822
FMC Technologies, Inc. (a)	224,950	5,958,925

	Shares	Value ($)
Helix Energy Solutions Group, Inc. (a)	165,200	513,772
Helmerich & Payne, Inc.	189,300	4,478,838
Oceaneering International, Inc. (a)	98,000	3,113,460
Patterson-UTI Energy, Inc.	278,125	2,389,094
Pride International, Inc. (a)	311,325	5,367,243
Superior Energy Services, Inc. (a)	139,500	1,840,005
Tidewater, Inc.	92,675	3,273,281
Unit Corp. (a)	85,000	1,816,450

Energy Equipment & Services Total		30,857,890

Oil, Gas & Consumable Fuels – 3.7%
Arch Coal, Inc.	257,050	3,572,995
Bill Barrett Corp. (a)	66,600	1,288,044
Cimarex Energy Co.	149,800	2,943,570
Comstock Resources, Inc. (a)	82,800	2,519,604
Denbury Resources, Inc. (a)	444,400	5,723,872
Encore Acquisition Co. (a)	94,900	1,905,592
Forest Oil Corp. (a)	174,750	2,477,955
Frontier Oil Corp.	186,900	2,551,185
Mariner Energy, Inc. (a)	159,900	1,479,075
Newfield Exploration Co. (a)	237,900	4,598,607
Overseas Shipholding Group, Inc.	45,325	1,165,759
Patriot Coal Corp. (a)	114,200	416,830
Plains Exploration & Production Co. (a)	193,525	3,704,069
Quicksilver Resources, Inc. (a)	201,100	1,206,600
Southern Union Co.	223,000	2,990,430

Oil, Gas & Consumable Fuels Total		38,544,187

Energy Total		69,402,077

Financials – 16.8%
Capital Markets – 1.6%
Affiliated Managers Group, Inc. (a)	73,900	2,658,922
Apollo Investment Corp.	255,900	1,056,867
Eaton Vance Corp.	208,800	3,612,240
Jefferies Group, Inc.	217,650	2,152,558
Raymond James Financial, Inc.	173,480	2,421,781
SEI Investments Co.	240,000	2,841,600
Waddell & Reed Financial, Inc., Class A	152,550	2,154,006

Capital Markets Total		16,897,974

Commercial Banks – 3.7%
Associated Banc Corp.	229,762	3,322,359
Bancorpsouth, Inc.	130,100	2,423,763
Bank of Hawaii Corp.	85,875	2,751,435
Cathay General Bancorp	89,100	866,052
City National Corp.	72,750	2,333,820
Colonial BancGroup, Inc.	364,200	163,890

See Accompanying Notes to Financial Statements.

38

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
Commerce Bancshares Inc/Kansas City MO	118,670	4,121,409
Cullen/Frost Bankers, Inc.	106,750	4,594,520
FirstMerit Corp.	145,625	2,142,144
Fulton Financial Corp.	314,800	1,958,056
International Bancshares Corp.	91,300	913,913
PacWest Bancorp	44,100	603,288
SVB Financial Group (a)	59,000	964,650
Synovus Financial Corp.	505,100	1,757,748
TCF Financial Corp.	207,325	2,541,804
Valley National Bancorp	242,800	2,775,204
Webster Financial Corp.	94,875	368,115
Westamerica Bancorporation	51,950	2,071,246
Wilmington Trust Corp.	122,525	1,102,725

Commercial Banks Total		37,776,141

Consumer Finance – 0.1%
AmeriCredit Corp. (a)	236,450	910,332

Consumer Finance Total		910,332

Insurance – 5.0%
American Financial Group, Inc.	135,150	2,102,934
Arthur J. Gallagher & Co.	170,900	2,712,183
Brown & Brown, Inc.	208,750	3,521,612
Everest Re Group Ltd.	110,525	7,198,493
Fidelity National Financial, Inc., Class A	381,000	6,313,170
First American Corp.	167,025	3,869,969
Hanover Insurance Group, Inc.	89,675	3,153,870
HCC Insurance Holdings, Inc.	206,375	4,529,931
Horace Mann Educators Corp.	70,250	540,223
Mercury General Corp.	64,000	1,725,440
Old Republic International Corp.	415,133	3,769,408
Protective Life Corp.	125,800	475,524
Reinsurance Group of America, Inc.	130,500	3,549,600
Stancorp Financial Group, Inc.	88,050	1,584,019
Unitrin, Inc.	88,575	954,839
W.R. Berkley Corp.	249,470	5,191,471

Insurance Total		51,192,686

Real Estate Investment Trusts (REITs) – 5.0%
Alexandria Real Estate Equities, Inc.	58,000	2,317,680
AMB Property Corp.	177,225	2,110,750
BRE Properties, Inc.	91,900	1,738,748
Camden Property Trust	95,800	1,800,082
Cousins Properties, Inc.	78,600	558,846
Duke Realty Corp.	265,100	1,829,190
Equity One, Inc.	59,300	662,974

	Shares	Value ($)
Essex Property Trust, Inc.	48,200	2,622,080
Federal Realty Investment Trust	106,100	4,363,893
Highwoods Properties, Inc.	114,400	2,161,016
Hospitality Properties Trust	169,075	1,927,455
Liberty Property Trust	176,625	3,226,939
Macerich Co.	136,900	1,563,398
Mack-Cali Realty Corp.	118,475	2,023,553
Nationwide Health Properties, Inc.	178,700	3,620,462
Omega Healthcare Investors, Inc.	148,100	1,944,553
Potlatch Corp.	71,131	1,619,653
Rayonier, Inc.	141,785	3,771,481
Realty Income Corp.	187,600	3,288,628
Regency Centers Corp.	125,900	3,396,782
SL Green Realty Corp.	102,600	1,192,212
UDR, Inc.	265,540	2,100,424
Weingarten Realty Investors	139,400	1,573,826

Real Estate Investment Trusts (REITs) Total		51,414,625

Real Estate Management & Development – 0.1%
Jones Lang LaSalle, Inc.	62,100	1,237,032

Real Estate Management & Development Total		1,237,032

Thrifts & Mortgage Finance – 1.3%
Astoria Financial Corp.	144,900	1,036,035
First Niagara Financial Group, Inc.	213,263	2,478,116
New York Community Bancorp, Inc.	619,203	6,099,150
NewAlliance Bancshares, Inc.	192,600	2,199,492
PMI Group, Inc.	124,850	63,673
Washington Federal, Inc.	158,227	1,802,206

Thrifts & Mortgage Finance Total		13,678,672

Financials Total		173,107,462

Health Care – 12.1%
Biotechnology – 1.1%
United Therapeutics Corp. (a)	41,800	2,805,198
Vertex Pharmaceuticals, Inc. (a)	288,675	8,726,645

Biotechnology Total		11,531,843

Health Care Equipment & Supplies – 4.3%
Beckman Coulter, Inc.	112,700	5,053,468
Edwards Lifesciences Corp. (a)	100,150	5,569,341
Gen-Probe, Inc. (a)	97,800	3,967,746
Hill-Rom Holdings, Inc.	112,500	1,104,750
Hologic, Inc. (a)	461,000	5,218,520
IDEXX Laboratories, Inc. (a)	107,100	3,223,710
Immucor, Inc. (a)	126,800	2,845,392

See Accompanying Notes to Financial Statements.

39

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Kinetic Concepts, Inc. (a)	100,800	2,195,424
Masimo Corp. (a)	86,200	2,154,138
ResMed, Inc. (a)	136,200	5,023,056
STERIS Corp.	105,925	2,442,631
Teleflex, Inc.	71,450	3,393,875
Thoratec Corp. (a)	100,900	2,304,556

Health Care Equipment & Supplies Total		44,496,607

Health Care Providers & Services – 3.1%
Community Health Systems, Inc. (a)	167,750	2,744,390
Health Management Associates, Inc., Class A (a)	439,000	943,850
Health Net, Inc. (a)	186,525	2,462,130
Henry Schein, Inc. (a)	160,750	5,896,310
Kindred Healthcare, Inc. (a)	53,900	775,621
LifePoint Hospitals, Inc. (a)	96,100	2,020,022
Lincare Holdings, Inc. (a)	133,800	2,819,166
Omnicare, Inc.	187,325	4,857,337
Psychiatric Solutions, Inc. (a)	100,600	1,704,164
Universal Health Services, Inc., Class B	91,100	3,355,213
VCA Antech, Inc. (a)	152,300	3,166,317
WellCare Health Plans, Inc. (a)	75,000	677,250

Health Care Providers & Services Total		31,421,770

Health Care Technology – 0.4%
Cerner Corp. (a)	122,400	4,479,840

Health Care Technology Total		4,479,840

Life Sciences Tools & Services – 1.9%
Affymetrix, Inc. (a)	126,300	269,019
Bio-Rad Laboratories, Inc., Class A (a)	34,400	1,916,080
Charles River Laboratories International, Inc. (a)	121,750	3,019,400
Covance, Inc. (a)	113,850	4,324,023
Pharmaceutical Product Development, Inc.	212,100	5,088,279
Techne Corp.	68,400	3,341,340
Varian, Inc. (a)	52,050	1,177,892

Life Sciences Tools & Services Total		19,136,033

Pharmaceuticals – 1.3%
Endo Pharmaceuticals Holdings, Inc. (a)	210,600	3,997,188
Medicis Pharmaceutical Corp., Class A	102,000	1,150,560
Perrigo Co.	139,725	2,807,075
Sepracor, Inc. (a)	195,825	2,933,459

	Shares	Value ($)
Valeant Pharmaceuticals International (a)	146,575	2,550,405

Pharmaceuticals Total		13,438,687

Health Care Total		124,504,780

Industrials – 13.4%
Aerospace & Defense – 0.5%
Alliant Techsystems, Inc. (a)	58,875	4,160,107
BE Aerospace, Inc. (a)	178,900	1,334,594

Aerospace & Defense Total		5,494,701

Airlines – 0.3%
AirTran Holdings, Inc. (a)	210,850	630,442
Alaska Air Group, Inc. (a)	65,150	1,427,436
JetBlue Airways Corp. (a)	329,680	1,256,081

Airlines Total		3,313,959

Commercial Services & Supplies – 1.7%
Brink’s Co.	73,275	1,749,074
Clean Harbors, Inc. (a)	36,300	1,763,454
Copart, Inc. (a)	113,975	3,079,605
Corrections Corp. of America (a)	226,100	2,401,182
Deluxe Corp.	92,000	710,240
Herman Miller, Inc.	96,525	972,972
HNI Corp.	79,625	781,121
Mine Safety Appliances Co.	53,400	974,550
Rollins, Inc.	74,377	1,175,157
Waste Connections, Inc. (a)	143,400	3,418,656

Commercial Services & Supplies Total		17,026,011

Construction & Engineering – 2.0%
Dycom Industries, Inc. (a)	70,850	327,327
Granite Construction, Inc.	59,175	2,105,446
KBR, Inc.	290,600	3,661,560
Quanta Services, Inc. (a)	354,975	6,247,560
Shaw Group, Inc. (a)	150,300	3,508,002
URS Corp. (a)	150,200	4,644,184

Construction & Engineering Total		20,494,079

Electrical Equipment – 1.8%
AMETEK, Inc.	192,025	5,080,981
Hubbell, Inc., Class B	100,925	2,656,346
Roper Industries, Inc.	161,400	6,673,890
Thomas & Betts Corp. (a)	100,600	2,304,746
Woodward Governor Co.	98,100	1,689,282

Electrical Equipment Total		18,405,245

Industrial Conglomerates – 0.2%
Carlisle Companies, Inc.	109,700	2,174,254

Industrial Conglomerates Total		2,174,254

See Accompanying Notes to Financial Statements.

40

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery – 4.1%
AGCO Corp. (a)	165,075	2,829,386
Bucyrus International, Inc.	134,700	1,672,974
Crane Co.	87,200	1,314,976
Donaldson Co., Inc.	138,400	3,378,344
Federal Signal Corp.	85,225	538,622
Graco, Inc.	107,087	1,818,337
Harsco Corp.	150,200	3,103,132
IDEX Corp.	148,700	2,872,884
Joy Global, Inc.	183,800	3,209,148
Kennametal, Inc.	131,500	2,146,080
Lincoln Electric Holdings, Inc.	77,000	2,366,210
Nordson Corp.	61,325	1,526,993
Oshkosh Corp.	133,900	838,214
Pentair, Inc.	177,475	3,703,903
SPX Corp.	97,925	4,336,119
Terex Corp. (a)	170,700	1,522,644
Timken Co.	152,900	1,862,322
Trinity Industries, Inc.	143,100	1,056,078
Wabtec Corp.	87,200	2,333,472

Machinery Total		42,429,838

Marine – 0.1%
Alexander & Baldwin, Inc.	74,400	1,397,976

Marine Total		1,397,976

Professional Services – 1.1%
Corporate Executive Board Co.	61,200	918,000
FTI Consulting, Inc. (a)	91,400	3,339,756
Kelly Services, Inc., Class A	49,400	375,440
Korn/Ferry International (a)	80,525	744,051
Manpower, Inc.	140,275	3,910,867
MPS Group, Inc. (a)	166,125	825,641
Navigant Consulting, Inc. (a)	84,200	1,092,074

Professional Services Total		11,205,829

Road & Rail – 1.1%
Con-way, Inc.	82,450	1,245,819
J.B. Hunt Transport Services, Inc.	147,350	3,002,993
Kansas City Southern (a)	164,200	2,904,698
Landstar System, Inc.	94,300	2,984,595
Werner Enterprises, Inc.	76,643	1,043,878
YRC Worldwide, Inc. (a)	106,600	234,520

Road & Rail Total		11,416,503

Trading Companies & Distributors – 0.5%
GATX Corp.	87,575	1,599,995
MSC Industrial Direct Co., Class A	80,600	2,465,554
United Rentals, Inc. (a)	107,750	436,388

Trading Companies & Distributors Total		4,501,937

Industrials Total		137,860,332

	Shares	Value ($)
Information Technology – 13.3%
Communications Equipment – 1.1%
3Com Corp. (a)	730,800	1,615,068
ADC Telecommunications, Inc. (a)	173,500	492,740
ADTRAN, Inc.	98,575	1,423,423
Avocent Corp. (a)	80,550	964,989
CommScope, Inc. (a)	126,553	1,130,118
F5 Networks, Inc. (a)	143,300	2,866,000
Plantronics, Inc.	87,925	755,276
Polycom, Inc. (a)	149,700	1,991,010

Communications Equipment Total		11,238,624

Computers & Peripherals – 1.2%
Diebold, Inc.	118,925	2,630,621
Imation Corp.	54,275	436,371
NCR Corp. (a)	283,900	2,248,488
Palm, Inc. (a)	197,500	1,429,900
Western Digital Corp. (a)	398,600	5,444,876

Computers & Peripherals Total		12,190,256

Electronic Equipment, Instruments & Components – 2.1%
Arrow Electronics, Inc. (a)	214,575	3,568,382
Avnet, Inc. (a)	271,050	4,681,034
Ingram Micro, Inc., Class A (a)	296,600	3,229,974
Mettler-Toledo International, Inc. (a)	60,300	3,214,593
National Instruments Corp.	102,562	1,767,143
Tech Data Corp. (a)	89,950	1,555,236
Trimble Navigation Ltd. (a)	215,100	3,032,910
Vishay Intertechnology, Inc. (a)	335,575	855,716

Electronic Equipment, Instruments & Components Total		21,904,988

Internet Software & Services – 0.3%
Digital River, Inc. (a)	66,700	1,595,464
ValueClick, Inc. (a)	156,100	978,747

Internet Software & Services Total		2,574,211

IT Services – 3.8%
Acxiom Corp.	122,175	1,011,609
Alliance Data Systems Corp. (a)	116,125	3,437,300
Broadridge Financial Solutions, Inc.	254,400	4,065,312
DST Systems, Inc. (a)	73,200	2,153,544
Gartner, Inc. (a)	106,625	1,077,979
Global Payments, Inc.	144,300	4,427,124
Hewitt Associates, Inc., Class A (a)	150,900	4,451,550
Lender Processing Services, Inc.	150,800	3,949,452
Mantech International Corp., Class A (a)	37,600	1,961,592
Metavante Technologies, Inc. (a)	161,429	2,713,621
NeuStar, Inc., Class A (a)	141,900	2,198,031

See Accompanying Notes to Financial Statements.

41

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
IT Services (continued)
SAIC, Inc. (a)	364,700	6,896,477
SRA International, Inc., Class A (a)	75,700	1,028,006

IT Services Total		39,371,597

Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)	114,075	2,004,298

Office Electronics Total		2,004,298

Semiconductors & Semiconductor Equipment – 1.9%
Atmel Corp. (a)	805,850	2,876,884
Cree, Inc. (a)	158,875	3,120,305
Fairchild Semiconductor International, Inc. (a)	223,350	781,725
Integrated Device Technology, Inc. (a)	304,092	1,362,332
International Rectifier Corp. (a)	131,075	1,644,991
Intersil Corp., Class A	221,000	2,234,310
Lam Research Corp. (a)	224,775	4,396,599
RF Micro Devices, Inc. (a)	473,400	430,794
Semtech Corp. (a)	108,700	1,277,225
Silicon Laboratories, Inc. (a)	83,175	1,821,533

Semiconductors & Semiconductor Equipment Total		19,946,698

Software – 2.7%
ACI Worldwide, Inc. (a)	62,800	1,121,608
Advent Software, Inc. (a)	30,025	817,881
ANSYS, Inc. (a)	161,400	3,255,438
Cadence Design Systems, Inc. (a)	468,175	1,966,335
FactSet Research Systems, Inc.	75,800	2,921,332
Fair Isaac Corp.	87,200	954,840
Jack Henry & Associates, Inc.	152,025	2,421,758
Macrovision Solutions Corp. (a)	150,100	2,361,073
Mentor Graphics Corp. (a)	166,175	736,155
Parametric Technology Corp. (a)	209,000	1,701,260
Sybase, Inc. (a)	145,775	3,962,165
Synopsys, Inc. (a)	259,225	4,829,362
Wind River Systems, Inc. (a)	122,125	922,044

Software Total		27,971,251

Information Technology Total		137,201,923

Materials – 6.4%
Chemicals – 3.5%
Airgas, Inc.	145,675	4,485,333
Albemarle Corp.	164,050	3,174,367
Ashland, Inc.	119,000	703,290
Cabot Corp.	117,725	1,233,758

	Shares	Value ($)
Chemtura Corp.	436,200	148,308
Cytec Industries, Inc.	84,775	1,305,535
Ferro Corp.	78,725	115,726
FMC Corp.	133,200	5,385,276
Lubrizol Corp.	121,000	3,326,290
Minerals Technologies, Inc.	33,700	1,008,304
Olin Corp.	138,325	1,444,113
RPM International, Inc.	231,600	2,510,544
Scotts Miracle-Gro Co., Class A	78,750	2,199,488
Sensient Technologies Corp.	87,000	1,757,400
Terra Industries, Inc.	183,700	4,737,623
Valspar Corp.	179,550	2,998,485

Chemicals Total		36,533,840

Construction Materials – 0.6%
Martin Marietta Materials, Inc.	74,475	5,701,806

Construction Materials Total		5,701,806

Containers & Packaging – 1.1%
AptarGroup, Inc.	121,500	3,409,290
Greif, Inc., Class A	61,300	1,884,975
Packaging Corp. of America	184,175	1,950,413
Sonoco Products Co.	179,400	3,457,038
Temple-Inland, Inc.	191,600	910,100

Containers & Packaging Total		11,611,816

Metals & Mining – 1.2%
Carpenter Technology Corp.	79,300	1,086,410
Cliffs Natural Resources, Inc.	204,200	3,150,806
Commercial Metals Co.	204,700	2,089,987
Reliance Steel & Aluminum Co.	114,700	2,728,713
Steel Dynamics, Inc.	290,900	2,429,015
Worthington Industries, Inc.	107,800	883,960

Metals & Mining Total		12,368,891

Paper & Forest Products – 0.0%
Louisiana-Pacific Corp.	163,500	264,870

Paper & Forest Products Total		264,870

Materials Total		66,481,223

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.1%
Cincinnati Bell, Inc. (a)	414,475	688,029

Diversified Telecommunication Services Total		688,029

Wireless Telecommunication Services – 0.7%
Syniverse Holdings, Inc. (a)	93,600	1,416,168
Telephone & Data Systems, Inc.	191,541	5,650,459

Wireless Telecommunication Services Total		7,066,627

Telecommunication Services Total		7,754,656

See Accompanying Notes to Financial Statements.

42

Columbia Mid Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Utilities – 7.5%
Electric Utilities – 2.4%
DPL, Inc.	208,625	4,193,362
Great Plains Energy, Inc.	213,954	2,896,937
Hawaiian Electric Industries, Inc.	162,100	2,248,327
IDACORP, Inc.	82,000	1,995,880
Northeast Utilities	280,075	6,136,443
NV Energy, Inc.	421,200	3,904,524
Westar Energy, Inc.	194,825	3,292,543

Electric Utilities Total		24,668,016

Gas Utilities – 2.3%
AGL Resources, Inc.	138,125	3,831,588
Energen Corp.	129,000	3,457,200
National Fuel Gas Co.	142,375	4,315,386
ONEOK, Inc.	188,000	4,199,920
UGI Corp.	194,100	4,656,459
WGL Holdings, Inc.	89,925	2,730,123

Gas Utilities Total		23,190,676

Independent Power Producers & Energy Traders – 0.1%
Black Hills Corp.	69,200	1,232,452

Independent Power Producers & Energy Traders Total		1,232,452

Multi-Utilities – 2.3%
Alliant Energy Corp.	198,675	4,595,353
MDU Resources Group, Inc.	330,405	5,002,332
NSTAR	192,100	6,179,857
OGE Energy Corp.	166,950	3,659,544
PNM Resources, Inc.	155,550	1,196,179
Vectren Corp.	145,700	3,039,302

Multi-Utilities Total		23,672,567

Water Utilities – 0.4%
Aqua America, Inc.	243,174	4,474,402

Water Utilities Total		4,474,402

Utilities Total		77,238,113

Total Common Stocks (cost of $1,531,207,726)		998,594,454

Short-Term Obligation – 1.4%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 06/15/10, market value $14,780,460 (repurchase proceeds $14,488,254)	14,488,000	14,488,000

Total Short-Term Obligation (cost of $14,488,000)		14,488,000

Total Investments – 98.3% (cost of $1,545,695,726) (b)		1,013,082,454

Other Assets & Liabilities, Net – 1.7%		17,829,134

Net Assets – 100.0%		1,030,911,588

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,562,417,931.

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	16.8
Consumer Discretionary	15.3
Industrials	13.4
Information Technology	13.3
Health Care	12.1
Utilities	7.5
Energy	6.7
Materials	6.4
Consumer Staples	4.6
Telecommunication Services	0.8

96.9
Short-Term Obligation	1.4
Other Assets & Liabilities, Net	1.7

100.0

At February 28, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P Mid Cap 400 Index	677	$30,390,530	$33,110,759	Mar-2009	$(2,720,229)

On February 28, 2009, cash of $10,700,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

See Accompanying Notes to Financial Statements.

43

Investment Portfolio – Columbia Small Cap Index Fund

February 28, 2009

Common Stocks – 97.8%

	Shares	Value ($)
Consumer Discretionary – 13.0%
Auto Components – 0.2%
Drew Industries, Inc. (a)	52,500	326,025
Spartan Motors, Inc.	88,800	202,464
Standard Motor Products, Inc.	32,500	67,925
Superior Industries International, Inc.	63,000	641,970

Auto Components Total		1,238,384

Automobiles – 0.0%
Winnebago Industries, Inc.	79,000	319,950

Automobiles Total		319,950

Distributors – 0.0%
Audiovox Corp., Class A (a)	50,300	140,840

Distributors Total		140,840

Diversified Consumer Services – 1.2%
Capella Education Co. (a)	38,500	2,135,210
Coinstar, Inc. (a)	76,700	2,004,938
Hillenbrand, Inc.	167,900	2,815,683
Pre-Paid Legal Services, Inc. (a)	20,500	654,155
Universal Technical Institute, Inc. (a)	58,600	646,358

Diversified Consumer Services Total		8,256,344

Hotels, Restaurants & Leisure – 3.2%
Buffalo Wild Wings, Inc. (a)	48,400	1,494,108
California Pizza Kitchen, Inc. (a)	65,500	681,200
CEC Entertainment, Inc. (a)	61,650	1,439,528
CKE Restaurants, Inc.	148,400	1,034,348
Cracker Barrel Old Country Store, Inc.	60,800	1,360,704
DineEquity, Inc.	41,800	307,230
Interval Leisure Group, Inc. (a)	106,900	427,600
Jack in the Box, Inc. (a)	154,200	2,997,648
Landry’s Restaurants, Inc.	33,800	179,140
Marcus Corp.	57,300	474,444
Monarch Casino & Resort, Inc. (a)	31,100	226,719
Multimedia Games, Inc. (a)	62,800	118,064
O’Charleys, Inc.	57,900	130,854
P.F. Chang’s China Bistro, Inc. (a)	64,600	1,272,620
Papa John’s International, Inc. (a)	58,400	1,293,560
Peet’s Coffee & Tea, Inc. (a)	32,400	698,220
Pinnacle Entertainment, Inc. (a)	162,900	1,223,379
Red Robin Gourmet Burgers, Inc. (a)	42,000	596,820
Ruby Tuesday, Inc. (a)	143,300	163,362
Ruth’s Hospitality Group, Inc. (a)	52,600	52,600
Shuffle Master, Inc. (a)	150,850	446,516
Sonic Corp. (a)	164,200	1,477,800
Steak n Shake Co. (a)	77,900	477,527

	Shares	Value ($)
Texas Roadhouse, Inc., Class A (a)	139,000	1,139,800
WMS Industries, Inc. (a)	135,850	2,462,960

Hotels, Restaurants & Leisure Total		22,176,751

Household Durables – 0.6%
Champion Enterprises, Inc. (a)	211,300	61,277
Ethan Allen Interiors, Inc.	78,000	744,120
La-Z-Boy, Inc.	139,800	125,820
M/I Homes, Inc.	38,100	245,745
Meritage Homes Corp. (a)	83,400	827,328
National Presto Industries, Inc.	13,000	786,630
Russ Berrie & Co., Inc. (a)	45,700	54,383
Skyline Corp.	18,500	295,260
Standard Pacific Corp. (a)	250,800	238,260
Universal Electronics, Inc. (a)	38,000	591,660

Household Durables Total		3,970,483

Internet & Catalog Retail – 0.6%
Blue Nile, Inc. (a)	39,400	940,478
HSN, Inc. (a)	106,900	456,463
NutriSystem, Inc.	80,400	1,037,160
PetMed Express, Inc. (a)	63,900	880,542
Stamps.com, Inc. (a)	38,600	321,152
Ticketmaster (a)	108,800	532,032

Internet & Catalog Retail Total		4,167,827

Leisure Equipment & Products – 0.8%
Arctic Cat, Inc.	32,400	112,104
Brunswick Corp.	238,200	736,038
JAKKS Pacific, Inc. (a)	74,800	947,716
Nautilus Group, Inc. (a)	60,700	39,455
Polaris Industries, Inc.	88,000	1,620,080
Pool Corp.	130,250	1,728,417
RC2 Corp. (a)	46,800	219,492
Sturm Ruger & Co., Inc. (a)	52,900	498,318

Leisure Equipment & Products Total		5,901,620

Media – 0.3%
AH Belo Corp., Class A	47,800	51,146
Arbitron, Inc.	71,700	927,798
EW Scripps Co., Class A	78,900	89,946
Live Nation, Inc. (a)	212,400	745,524

Media Total		1,814,414

Multiline Retail – 0.1%
Fred’s, Inc., Class A	108,550	999,746
Tuesday Morning Corp. (a)	83,300	73,304

Multiline Retail Total		1,073,050

Specialty Retail – 3.9%
Aaron Rents, Inc.	145,350	3,492,760
Big 5 Sporting Goods Corp.	58,500	306,540
Brown Shoe Co., Inc.	114,975	410,461

See Accompanying Notes to Financial Statements.

44

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail (continued)
Buckle, Inc.	63,850	1,515,160
Cabela’s, Inc. (a)	106,800	899,256
Cato Corp., Class A	79,800	1,167,474
Charlotte Russe Holding, Inc. (a)	57,000	299,820
Children’s Place Retail Stores, Inc. (a)	65,400	1,195,512
Christopher & Banks Corp.	96,400	374,996
Dress Barn, Inc. (a)	122,200	1,212,224
Finish Line, Inc., Class A	149,099	618,761
Genesco, Inc. (a)	52,300	747,890
Group 1 Automotive, Inc.	63,300	677,310
Gymboree Corp. (a)	78,900	2,029,308
Haverty Furniture Companies, Inc.	50,400	443,520
Hibbett Sports, Inc. (a)	77,500	1,086,550
HOT Topic, Inc. (a)	119,000	1,056,720
Jo-Ann Stores, Inc. (a)	68,950	830,158
Jos. A. Bank Clothiers, Inc. (a)	49,575	1,120,395
Lithia Motors, Inc., Class A	45,100	119,064
MarineMax, Inc. (a)	50,000	72,000
Men’s Wearhouse, Inc.	140,300	1,498,404
Midas, Inc. (a)	38,100	280,035
OfficeMax, Inc.	206,300	788,066
Pep Boys-Manny, Moe & Jack, Inc.	121,000	382,360
Sonic Automotive, Inc., Class A	76,200	108,966
Stage Stores, Inc.	103,175	740,797
Stein Mart, Inc. (a)	69,000	82,800
Tractor Supply Co. (a)	86,600	2,705,384
Tween Brands, Inc. (a)	67,300	80,760
Zale Corp. (a)	86,600	108,250
Zumiez, Inc. (a)	54,600	430,794

Specialty Retail Total		26,882,495

Textiles, Apparel & Luxury Goods – 2.1%
Carter’s, Inc. (a)	153,000	2,495,430
CROCS, Inc. (a)	225,400	274,988
Deckers Outdoor Corp. (a)	35,500	1,465,085
Fossil, Inc. (a)	121,250	1,530,175
Iconix Brand Group, Inc. (a)	158,300	1,282,230
K-Swiss, Inc., Class A	72,900	726,084
Liz Claiborne, Inc.	257,200	717,588
Maidenform Brands, Inc. (a)	50,900	444,357
Movado Group, Inc.	49,000	279,790
Oxford Industries, Inc.	37,000	172,790
Perry Ellis International, Inc. (a)	32,000	151,680
Quiksilver, Inc. (a)	344,900	431,125
Skechers U.S.A., Inc., Class A (a)	90,200	575,476
True Religion Apparel, Inc. (a)	49,800	508,956
Unifirst Corp.	38,800	929,648

	Shares	Value ($)
Volcom, Inc. (a)	43,000	342,280
Wolverine World Wide, Inc.	132,900	2,014,764

Textiles, Apparel & Luxury Goods Total		14,342,446

Consumer Discretionary Total		90,284,604

Consumer Staples – 4.0%
Beverages – 0.1%
Boston Beer Co., Inc., Class A (a)	27,300	654,381

Beverages Total		654,381

Food & Staples Retailing – 1.1%
Andersons, Inc.	49,400	610,584
Casey’s General Stores, Inc.	138,000	2,747,580
Great Atlantic & Pacific Tea Co., Inc. (a)	82,100	334,147
Nash Finch Co.	34,800	1,212,432
Spartan Stores, Inc.	60,000	918,000
United Natural Foods, Inc. (a)	116,500	1,733,520

Food & Staples Retailing Total		7,556,263

Food Products – 1.9%
Cal-Maine Foods, Inc.	34,200	761,976
Darling International, Inc. (a)	222,300	962,559
Diamond Foods, Inc.	44,500	954,525
Green Mountain Coffee Roasters, Inc. (a)	47,400	1,770,390
Hain Celestial Group, Inc. (a)	109,900	1,547,392
J & J Snack Foods Corp.	37,900	1,196,503
Lance, Inc.	85,600	1,866,936
Sanderson Farms, Inc.	47,400	1,636,722
TreeHouse Foods, Inc. (a)	85,700	2,287,333

Food Products Total		12,984,336

Household Products – 0.3%
Central Garden & Pet Co., Class A (a)	193,400	1,444,698
WD-40 Co.	44,800	1,102,528

Household Products Total		2,547,226

Personal Products – 0.5%
Chattem, Inc. (a)	50,600	3,209,558
Mannatech, Inc.	42,400	147,976

Personal Products Total		3,357,534

Tobacco – 0.1%
Alliance One International, Inc. (a)	241,600	835,936

Tobacco Total		835,936

Consumer Staples Total		27,935,676

See Accompanying Notes to Financial Statements.

45

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Energy – 4.2%
Energy Equipment & Services – 2.7%
Atwood Oceanics, Inc. (a)	151,300	2,311,864
Basic Energy Services, Inc. (a)	63,100	398,161
Bristow Group, Inc. (a)	79,000	1,599,750
CARBO Ceramics, Inc.	55,150	1,917,014
Dril-Quip, Inc. (a)	81,600	1,715,232
Gulf Island Fabrication, Inc.	38,800	343,768
Hornbeck Offshore Services, Inc. (a)	62,500	819,375
ION Geophysical Corp. (a)	243,100	260,117
Lufkin Industries, Inc.	40,300	1,323,855
Matrix Service Co. (a)	70,800	492,768
NATCO Group, Inc., Class A (a)	55,000	978,450
Oil States International, Inc. (a)	135,200	1,800,864
Pioneer Drilling Co. (a)	135,800	521,472
SEACOR Holdings, Inc. (a)	54,300	3,253,113
Superior Well Services, Inc. (a)	44,800	257,600
Tetra Technologies, Inc. (a)	203,750	582,725

Energy Equipment & Services Total		18,576,128

Oil, Gas & Consumable Fuels – 1.5%
Holly Corp.	110,700	2,580,417
Penn Virginia Corp.	113,600	1,573,360
Petroleum Development Corp. (a)	40,400	488,840
Petroquest Energy, Inc. (a)	117,800	381,672
Southern Union Co.	1	13
St. Mary Land & Exploration Co.	168,900	2,293,662
Stone Energy Corp. (a)	94,200	373,032
Swift Energy Co. (a)	83,800	602,522
World Fuel Services Corp.	79,500	2,306,295

Oil, Gas & Consumable Fuels Total		10,599,813

Energy Total		29,175,941

Financials – 18.0%
Capital Markets – 1.7%
Greenhill & Co., Inc.	49,300	3,184,780
Investment Technology Group, Inc. (a)	117,400	2,285,778
LaBranche & Co., Inc. (a)	142,600	824,228
optionsXpress Holdings, Inc.	115,600	1,140,972
Piper Jaffray Companies, Inc. (a)	40,900	899,391
Stifel Financial Corp. (a)	69,700	2,295,918
SWS Group, Inc.	74,550	1,011,644
TradeStation Group, Inc. (a)	86,700	462,978

Capital Markets Total		12,105,689

Commercial Banks – 6.3%
Boston Private Financial Holdings, Inc.	173,100	600,657
Cascade Bancorp	76,300	68,670

	Shares	Value ($)
Central Pacific Financial Corp.	78,000	309,660
Columbia Banking System, Inc.	49,300	385,033
Community Bank System, Inc.	88,600	1,515,946
East West Bancorp, Inc.	172,900	1,229,319
First Bancorp Puerto Rico	206,000	856,960
First Commonwealth Financial Corp.	199,600	1,632,728
First Financial Bancorp	86,500	665,185
First Financial Bankshares, Inc.	56,500	2,430,630
First Midwest Bancorp, Inc.	132,000	992,640
Frontier Financial Corp.	127,700	197,935
Glacier Bancorp, Inc.	162,607	2,502,522
Hancock Holding Co.	64,700	1,834,892
Hanmi Financial Corp.	101,000	119,180
Home Bancshares, Inc.	36,100	660,630
Independent Bank Corp. MA	44,200	647,972
Independent Bank Corp. MI	51,920	64,900
Irwin Financial Corp. (a)	51,600	103,716
Nara Bancorp, Inc.	60,500	161,535
National Penn Bancshares, Inc.	217,500	1,611,675
Old National Bancorp	180,000	2,100,600
PrivateBancorp, Inc.	74,800	932,008
Prosperity Bancshares, Inc.	111,400	2,842,928
Provident Bankshares Corp.	91,200	542,640
S&T Bancorp, Inc.	63,700	1,445,353
Signature Bank (a)	95,600	2,390,956
South Financial Group, Inc.	200,700	252,882
Sterling Bancorp NY	49,000	431,200
Sterling Bancshares, Inc.	198,850	1,083,733
Sterling Financial Corp.	141,625	194,026
Susquehanna Bancshares, Inc.	233,900	2,051,303
Tompkins Financial Corp.	18,100	724,000
UCBH Holdings, Inc.	318,600	509,760
UMB Financial Corp.	80,100	3,038,193
Umpqua Holdings Corp.	163,300	1,388,050
United Bankshares, Inc.	102,400	1,576,960
United Community Banks, Inc.	110,755	383,212
Whitney Holding Corp.	173,900	1,921,595
Wilshire Bancorp, Inc.	52,700	250,852
Wintrust Financial Corp.	64,500	803,670

Commercial Banks Total		43,456,306

Consumer Finance – 0.4%
Cash America International, Inc.	78,800	1,134,720
First Cash Financial Services, Inc. (a)	69,900	954,834
Rewards Network, Inc. (a)	73,300	216,235
World Acceptance Corp. (a)	44,000	645,040

Consumer Finance Total		2,950,829

See Accompanying Notes to Financial Statements.

46

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Diversified Financial Services – 0.3%
Financial Federal Corp.	69,800	1,326,200
Portfolio Recovery Associates, Inc. (a)	41,500	936,240

Diversified Financial Services Total		2,262,440

Insurance – 3.3%
American Physicians Capital, Inc.	21,900	927,903
Amerisafe, Inc. (a)	51,200	742,400
Delphi Financial Group, Inc., Class A	112,050	1,214,622
Infinity Property & Casualty Corp.	38,900	1,382,117
National Financial Partners Corp.	107,800	268,422
Navigators Group, Inc. (a)	36,000	1,880,280
Presidential Life Corp.	58,600	386,760
ProAssurance Corp. (a)	91,000	4,348,890
RLI Corp.	48,300	2,365,734
Safety Insurance Group, Inc.	44,300	1,385,261
Selective Insurance Group, Inc.	143,300	1,723,899
Stewart Information Services Corp.	48,800	711,992
Tower Group, Inc.	97,600	1,990,064
United Fire & Casualty Co.	61,000	1,034,560
Zenith National Insurance Corp.	101,200	2,225,388

Insurance Total		22,588,292

Real Estate Investment Trusts (REITs) – 5.2%
Acadia Realty Trust	90,232	905,929
BioMed Realty Trust, Inc.	218,200	1,861,246
Cedar Shopping Centers, Inc.	120,800	572,592
Colonial Properties Trust	130,400	496,824
DiamondRock Hospitality Co.	244,600	755,814
EastGroup Properties, Inc.	68,100	1,674,579
Entertainment Properties Trust	89,300	1,331,463
Extra Space Storage, Inc.	232,200	1,455,894
Franklin Street Properties Corp.	160,800	1,704,480
Home Properties, Inc.	87,700	2,327,558
Inland Real Estate Corp.	156,700	1,222,260
Kilroy Realty Corp.	89,900	1,673,039
Kite Realty Group Trust	92,400	317,856
LaSalle Hotel Properties	111,400	592,648
Lexington Realty Trust	199,000	640,780
LTC Properties, Inc.	62,800	1,071,368
Medical Properties Trust, Inc.	212,800	742,672
Mid-America Apartment Communities, Inc.	76,600	1,980,110
National Retail Properties, Inc.	212,900	3,059,373
Parkway Properties, Inc.	41,500	482,645
Pennsylvania Real Estate Investment Trust	107,000	326,350
Post Properties, Inc.	120,000	1,156,800

	Shares	Value ($)
PS Business Parks, Inc.	40,600	1,396,640
Senior Housing Properties Trust	311,100	3,926,082
Sovran Self Storage, Inc.	59,700	1,264,446
Tanger Factory Outlet Centers, Inc.	86,000	2,373,600
Urstadt Biddle Properties, Inc., Class A	57,900	701,169

Real Estate Investment Trusts (REITs) Total		36,014,217

Real Estate Management & Development – 0.1%
Forestar Real Estate Group, Inc. (a)	97,000	729,440

Real Estate Management & Development Total		729,440

Thrifts & Mortgage Finance – 0.7%
Anchor BanCorp Wisconsin, Inc.	49,100	34,370
Bank Mutual Corp.	131,200	1,108,640
Brookline Bancorp, Inc.	158,500	1,391,630
Dime Community Bancshares	71,500	704,990
Flagstar BanCorp, Inc. (a)	159,000	124,020
Guaranty Financial Group, Inc. (a)	295,800	127,194
TrustCo Bank Corp. NY	206,100	1,246,905

Thrifts & Mortgage Finance Total		4,737,749

Financials Total		124,844,962

Health Care – 13.4%
Biotechnology – 1.0%
ArQule, Inc. (a)	76,800	241,152
Cubist Pharmaceuticals, Inc. (a)	154,800	2,199,708
Martek Biosciences Corp. (a)	90,000	1,685,700
Regeneron Pharmaceuticals, Inc. (a)	170,900	2,435,325
Savient Pharmaceuticals, Inc. (a)	128,500	555,120

Biotechnology Total		7,117,005

Health Care Equipment & Supplies – 4.1%
Abaxis, Inc. (a)	59,400	929,016
American Medical Systems Holdings, Inc. (a)	199,100	2,060,685
Analogic Corp.	36,000	1,017,000
CONMED Corp. (a)	78,800	1,070,892
Cooper Companies, Inc.	122,200	2,687,178
CryoLife, Inc. (a)	76,400	385,820
Cyberonics, Inc. (a)	63,000	847,350
Greatbatch, Inc. (a)	62,200	1,211,656
Haemonetics Corp. (a)	68,700	3,667,206
ICU Medical, Inc. (a)	34,300	1,081,479

See Accompanying Notes to Financial Statements.

47

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp. (a)	53,300	1,391,663
Invacare Corp.	87,300	1,400,292
Kensey Nash Corp. (a)	31,600	602,296
Meridian Bioscience, Inc.	109,500	2,196,570
Merit Medical Systems, Inc. (a)	76,200	848,868
Natus Medical, Inc. (a)	76,000	595,080
Neogen Corp. (a)	40,000	850,000
Osteotech, Inc. (a)	48,700	148,048
Palomar Medical Technologies, Inc. (a)	49,300	359,890
SurModics, Inc. (a)	41,200	719,764
Symmetry Medical, Inc. (a)	97,300	520,555
Theragenics Corp. (a)	90,300	85,785
West Pharmaceutical Services, Inc.	88,900	2,729,230
Zoll Medical Corp. (a)	57,200	786,500

Health Care Equipment & Supplies Total		28,192,823

Health Care Providers & Services – 6.5%
Air Methods Corp. (a)	29,000	484,010
Almost Family, Inc. (a)	17,300	351,017
Amedisys, Inc. (a)	73,299	2,397,610
AMERIGROUP Corp. (a)	143,850	3,564,603
AMN Healthcare Services, Inc. (a)	88,500	576,135
AmSurg Corp. (a)	85,400	1,333,948
Bio-Reference Labs, Inc. (a)	31,500	731,115
Catalyst Health Solutions, Inc. (a)	104,000	2,192,320
Centene Corp. (a)	116,500	1,978,170
Chemed Corp.	60,800	2,420,448
Corvel Corp. (a)	21,500	405,490
Cross Country Healthcare, Inc. (a)	83,600	618,640
Gentiva Health Services, Inc. (a)	78,300	1,356,939
Healthspring, Inc. (a)	135,100	1,094,310
Healthways, Inc. (a)	91,300	831,743
HMS Holdings Corp. (a)	68,300	2,074,954
inVentiv Health, Inc. (a)	90,300	917,448
Landauer, Inc.	25,300	1,265,253
LCA-Vision, Inc.	50,400	138,600
LHC Group, Inc. (a)	40,100	799,193
Magellan Health Services, Inc. (a)	108,100	3,584,596
Medcath Corp. (a)	53,200	426,664
Mednax, Inc. (a)	123,900	3,667,440
Molina Healthcare, Inc. (a)	38,000	711,740
MWI Veterinary Supply, Inc. (a)	32,900	829,738
Odyssey Healthcare, Inc. (a)	89,050	922,558
Owens & Minor, Inc.	112,400	3,789,004
PharMerica Corp. (a)	82,700	1,387,706
PSS World Medical, Inc. (a)	164,300	2,370,849

	Shares	Value ($)
RehabCare Group, Inc. (a)	49,100	718,333
Res-Care, Inc. (a)	69,600	851,208

Health Care Providers & Services Total		44,791,782

Health Care Technology – 0.5%
Eclipsys Corp. (a)	148,400	1,182,748
Omnicell, Inc. (a)	85,000	610,300
Phase Forward, Inc. (a)	116,500	1,613,525

Health Care Technology Total		3,406,573

Life Sciences Tools & Services – 0.8%
Cambrex Corp. (a)	79,200	171,072
Dionex Corp. (a)	48,800	2,283,352
Enzo Biochem, Inc. (a)	88,320	324,135
eResearchTechnology, Inc. (a)	117,500	569,875
Kendle International, Inc. (a)	36,300	678,810
PAREXEL International Corp. (a)	150,100	1,376,417

Life Sciences Tools & Services Total		5,403,661

Pharmaceuticals – 0.5%
Noven Pharmaceuticals, Inc. (a)	67,600	549,588
Par Pharmaceutical Companies, Inc. (a)	93,700	1,248,084
Salix Pharmaceuticals Ltd. (a)	130,500	972,225
Viropharma, Inc. (a)	213,700	886,855

Pharmaceuticals Total		3,656,752

Health Care Total		92,568,596

Industrials – 17.8%
Aerospace & Defense – 3.2%
AAR Corp. (a)	105,200	1,390,744
Aerovironment, Inc. (a)	42,400	1,323,728
American Science & Engineering, Inc.	23,900	1,450,491
Applied Signal Technology, Inc.	34,600	661,552
Axsys Technologies, Inc. (a)	24,900	826,929
Ceradyne, Inc. (a)	71,400	1,225,224
Cubic Corp.	42,100	1,097,126
Curtiss-Wright Corp.	122,200	3,249,298
Esterline Technologies Corp. (a)	80,500	2,039,870
GenCorp, Inc. (a)	133,000	336,490
Moog, Inc., Class A (a)	116,075	2,698,744
Orbital Sciences Corp. (a)	159,700	2,259,755
Teledyne Technologies, Inc. (a)	97,400	2,231,434
Triumph Group, Inc.	45,000	1,625,400

Aerospace & Defense Total		22,416,785

Air Freight & Logistics – 0.4%
Forward Air Corp.	78,650	1,308,736
HUB Group, Inc., Class A (a)	102,300	1,837,308

Air Freight & Logistics Total		3,146,044

See Accompanying Notes to Financial Statements.

48

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Airlines – 0.2%
Skywest, Inc.	154,900	1,586,176

Airlines Total		1,586,176

Building Products – 1.3%
Apogee Enterprises, Inc.	75,600	715,932
Gibraltar Industries, Inc.	73,300	480,848
Griffon Corp. (a)	131,700	957,459
Lennox International, Inc.	127,800	3,310,020
NCI Building Systems, Inc. (a)	53,600	271,216
Quanex Building Products Corp.	102,300	717,123
Simpson Manufacturing Co., Inc.	101,700	1,582,452
Universal Forest Products, Inc.	45,600	993,624

Building Products Total		9,028,674

Commercial Services & Supplies – 2.2%
ABM Industries, Inc.	120,000	1,467,600
ATC Technology Corp. (a)	55,100	573,591
Bowne & Co., Inc.	74,165	117,181
Consolidated Graphics, Inc. (a)	29,800	402,002
G&K Services, Inc., Class A	51,500	919,275
Geo Group, Inc. (a)	138,800	1,640,616
Healthcare Services Group, Inc.	116,800	1,795,216
Interface, Inc., Class A	152,500	340,075
Mobile Mini, Inc. (a)	94,700	923,325
Standard Register Co.	34,400	166,496
Sykes Enterprises, Inc. (a)	90,800	1,449,168
Tetra Tech, Inc. (a)	162,600	3,642,240
United Stationers, Inc. (a)	63,900	1,388,547
Viad Corp.	55,600	783,960

Commercial Services & Supplies Total		15,609,292

Construction & Engineering – 0.6%
EMCOR Group, Inc. (a)	177,800	2,739,898
Insituform Technologies, Inc., Class A (a)	100,300	1,221,654

Construction & Engineering Total		3,961,552

Electrical Equipment – 2.0%
A.O. Smith Corp.	61,400	1,567,542
Acuity Brands, Inc.	109,600	2,512,032
Baldor Electric Co.	125,600	1,533,576
Belden CDT, Inc.	126,250	1,347,087
Brady Corp., Class A	142,000	2,432,460
C&D Technologies, Inc. (a)	71,300	86,986
II-VI, Inc. (a)	66,000	1,185,360
MagneTek, Inc. (a)	83,300	136,612
Regal-Beloit Corp.	87,700	2,515,236
Vicor Corp.	53,200	244,720

Electrical Equipment Total		13,561,611

	Shares	Value ($)
Industrial Conglomerates – 0.2%
Standex International Corp.	34,000	368,220
Tredegar Corp.	52,500	876,750

Industrial Conglomerates Total		1,244,970

Machinery – 4.0%
Actuant Corp., Class A	152,600	1,570,254
Albany International Corp., Class A	72,200	620,920
Astec Industries, Inc. (a)	53,600	1,190,992
Barnes Group, Inc.	116,700	1,087,644
Briggs & Stratton Corp.	135,300	1,647,954
Cascade Corp.	23,000	377,200
CIRCOR International, Inc.	45,900	1,020,357
CLARCOR, Inc.	137,900	3,635,044
EnPro Industries, Inc. (a)	55,100	906,395
Gardner Denver, Inc. (a)	140,500	2,658,260
John Bean Technologies Corp.	74,800	724,812
Kaydon Corp.	93,000	2,325,000
Lindsay Corp.	33,300	807,525
Lydall, Inc. (a)	45,200	126,560
Mueller Industries, Inc.	100,900	1,823,263
Robbins & Myers, Inc.	89,000	1,435,570
Toro Co.	96,500	2,110,455
Valmont Industries, Inc.	47,600	2,073,456
Wabash National Corp.	83,400	170,970
Watts Water Technologies, Inc., Class A	79,400	1,347,418

Machinery Total		27,660,049

Marine – 0.5%
Kirby Corp. (a)	145,200	3,200,208

Marine Total		3,200,208

Professional Services – 1.4%
Administaff, Inc.	58,900	1,146,194
CDI Corp.	34,900	264,891
Heidrick & Struggles International, Inc.	44,400	712,176
On Assignment, Inc. (a)	97,000	228,920
School Specialty, Inc. (a)	43,400	610,638
Spherion Corp. (a)	139,800	171,954
TrueBlue, Inc. (a)	117,800	828,134
Volt Information Sciences, Inc. (a)	34,300	267,540
Watson Wyatt Worldwide, Inc., Class A	115,600	5,677,116

Professional Services Total		9,907,563

Road & Rail – 1.0%
Arkansas Best Corp.	68,700	1,196,754
Heartland Express, Inc.	151,468	1,873,659
Knight Transportation, Inc.	155,200	2,011,392

See Accompanying Notes to Financial Statements.

49

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Road & Rail (continued)
Old Dominion Freight Line, Inc. (a)	74,950	1,633,161

Road & Rail Total		6,714,966

Trading Companies & Distributors – 0.8%
Applied Industrial Technologies, Inc.	98,825	1,593,059
Kaman Corp.	69,200	811,024
Lawson Products, Inc.	11,300	200,801
Watsco, Inc.	76,900	2,639,977

Trading Companies & Distributors Total		5,244,861

Industrials Total		123,282,751

Information Technology – 17.5%
Communications Equipment – 2.2%
Arris Group, Inc. (a)	333,700	2,042,244
Bel Fuse, Inc., Class B	31,400	294,218
Black Box Corp.	47,600	944,384
Blue Coat Systems, Inc. (a)	106,100	1,164,978
Comtech Telecommunications Corp. (a)	67,200	2,539,488
Digi International, Inc. (a)	68,900	493,324
EMS Technologies, Inc. (a)	41,200	827,296
Harmonic, Inc. (a)	258,100	1,404,064
NETGEAR, Inc. (a)	95,800	1,058,590
Network Equipment Technologies, Inc. (a)	79,700	235,115
PC-Tel, Inc.	49,500	250,965
Symmetricom, Inc. (a)	120,800	408,304
Tekelec (a)	179,500	2,200,670
Tollgrade Communications, Inc. (a)	35,900	201,040
ViaSat, Inc. (a)	73,700	1,348,710

Communications Equipment Total		15,413,390

Computers & Peripherals – 0.9%
Adaptec, Inc. (a)	331,100	774,774
Avid Technology, Inc. (a)	82,675	823,443
Hutchinson Technology, Inc. (a)	62,300	112,140
Intermec, Inc. (a)	132,500	1,336,925
Intevac, Inc. (a)	59,200	231,472
Novatel Wireless, Inc. (a)	82,400	449,904
Stratasys, Inc. (a)	54,900	499,590
Synaptics, Inc. (a)	91,700	1,902,775

Computers & Peripherals Total		6,131,023

Electronic Equipment & Instruments – 3.3%
Agilysys, Inc.	61,800	221,862
Anixter International, Inc. (a)	81,500	2,396,915

	Shares	Value ($)
Benchmark Electronics, Inc. (a)	176,825	1,727,580
Brightpoint, Inc. (a)	139,740	547,781
Checkpoint Systems, Inc. (a)	105,100	817,678
Cognex Corp.	107,400	1,181,400
CTS Corp.	91,600	288,540
Daktronics, Inc.	92,700	635,922
Electro Scientific Industries, Inc. (a)	73,300	388,490
FARO Technologies, Inc. (a)	45,300	538,617
Gerber Scientific, Inc. (a)	65,500	152,615
Insight Enterprises, Inc. (a)	123,800	325,594
Itron, Inc. (a)	93,600	4,180,176
Keithley Instruments, Inc.	37,200	106,020
Littelfuse, Inc. (a)	59,000	673,780
LoJack Corp. (a)	47,100	172,857
Mercury Computer Systems, Inc. (a)	61,600	380,072
Methode Electronics, Inc., Class A	102,800	364,940
MTS Systems Corp.	46,000	1,087,440
Newport Corp. (a)	97,800	393,156
Park Electrochemical Corp.	55,600	873,476
Plexus Corp. (a)	106,800	1,372,380
RadiSys Corp. (a)	62,100	378,810
Rogers Corp. (a)	48,900	892,425
ScanSource, Inc. (a)	71,700	1,137,879
SYNNEX Corp. (a)	50,800	752,856
Technitrol, Inc.	111,400	143,706
TTM Technologies, Inc. (a)	116,300	536,143

Electronic Equipment & Instruments Total		22,669,110

Internet Software & Services – 1.4%
Bankrate, Inc. (a)	37,800	842,940
DealerTrack Holdings, Inc. (a)	108,200	1,142,592
InfoSpace, Inc. (a)	93,900	496,731
Interwoven, Inc. (a)	125,200	2,011,964
j2 Global Communications, Inc. (a)	119,200	2,232,616
Knot, Inc. (a)	78,100	483,439
Perficient, Inc. (a)	88,000	309,760
United Online, Inc.	222,600	1,037,316
Websense, Inc. (a)	122,200	1,363,752

Internet Software & Services Total		9,921,110

IT Services – 1.8%
CACI International, Inc., Class A (a)	81,200	3,472,924
CIBER, Inc. (a)	164,800	426,832
CSG Systems International, Inc. (a)	95,000	1,284,400
Cybersource Corp. (a)	188,899	2,327,236
Forrester Research, Inc. (a)	41,500	761,110
Gevity HR, Inc.	67,100	142,923
Heartland Payment Systems, Inc.	66,400	365,864

See Accompanying Notes to Financial Statements.

50

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
IT Services (continued)
Integral Systems, Inc. (a)	46,500	424,545
MAXIMUS, Inc.	49,700	1,831,445
Startek, Inc. (a)	31,300	98,595
Wright Express Corp. (a)	105,300	1,541,592

IT Services Total		12,677,466

Semiconductors & Semiconductor Equipment – 4.3%
Actel Corp. (a)	70,000	634,900
Advanced Energy Industries, Inc. (a)	88,600	598,936
ATMI, Inc. (a)	87,300	1,161,090
Axcelis Technologies, Inc. (a)	279,900	89,008
Brooks Automation, Inc. (a)	172,630	738,857
Cabot Microelectronics Corp. (a)	63,100	1,298,598
Cohu, Inc.	63,200	535,304
Cymer, Inc. (a)	80,400	1,484,988
Cypress Semiconductor Corp. (a)	393,300	2,186,748
Diodes, Inc. (a)	88,049	685,021
DSP Group, Inc. (a)	72,900	404,595
Exar Corp. (a)	116,500	681,525
FEI Co. (a)	100,900	1,443,879
Hittite Microwave Corp. (a)	52,100	1,436,918
Kopin Corp. (a)	184,100	292,719
Kulicke & Soffa Industries, Inc. (a)	165,400	223,290
Micrel, Inc.	130,600	868,490
Microsemi Corp. (a)	220,200	2,226,222
MKS Instruments, Inc. (a)	133,500	1,680,765
Pericom Semiconductor Corp. (a)	69,400	372,678
Rudolph Technologies, Inc. (a)	83,300	225,743
Skyworks Solutions, Inc. (a)	450,200	2,926,300
Standard Microsystems Corp. (a)	60,400	940,428
Supertex, Inc. (a)	34,900	728,014
TriQuint Semiconductor, Inc. (a)	396,000	922,680
Ultratech, Inc. (a)	63,800	700,524
Varian Semiconductor Equipment Associates, Inc. (a)	197,225	3,599,356
Veeco Instruments, Inc. (a)	87,400	372,324

Semiconductors & Semiconductor Equipment Total		29,459,900

Software – 3.6%
Blackbaud, Inc.	117,500	1,203,200
Catapult Communications Corp. (a)	21,700	142,569
Commvault Systems, Inc. (a)	112,800	1,232,904
Concur Technologies, Inc. (a)	115,400	2,422,246
Ebix, Inc. (a)	24,100	503,690
Epicor Software Corp. (a)	162,700	457,187
EPIQ Systems, Inc. (a)	96,500	1,627,955

	Shares	Value ($)
Informatica Corp. (a)	238,200	3,072,780
JDA Software Group, Inc. (a)	74,300	720,710
Manhattan Associates, Inc. (a)	65,300	967,093
Micros Systems, Inc. (a)	218,300	3,510,264
Phoenix Technologies Ltd. (a)	78,200	182,988
Progress Software Corp. (a)	108,200	1,724,708
Quality Systems, Inc.	49,200	1,904,532
Radiant Systems, Inc. (a)	74,900	210,469
Smith Micro Software, Inc. (a)	75,600	321,300
Sonic Solutions (a)	72,100	71,379
SPSS, Inc. (a)	49,300	1,237,923
Take-Two Interactive Software, Inc. (a)	210,750	1,304,542
Taleo Corp., Class A (a)	83,100	747,900
THQ, Inc. (a)	182,150	455,375
Tyler Technologies, Inc. (a)	79,900	1,087,439

Software Total		25,109,153

Information Technology Total		121,381,152

Materials – 3.6%
Chemicals – 1.7%
A. Schulman, Inc.	71,000	1,014,590
American Vanguard Corp.	54,900	758,169
Arch Chemicals, Inc.	67,600	1,215,448
Balchem Corp.	49,400	1,025,050
Calgon Carbon Corp. (a)	146,800	2,150,620
Georgia Gulf Corp.	81,500	54,605
H.B. Fuller Co.	131,500	1,499,100
NewMarket Corp.	33,400	1,154,638
OM Group, Inc. (a)	82,800	1,283,400
Penford Corp.	30,600	149,328
PolyOne Corp. (a)	251,300	404,593
Quaker Chemical Corp.	29,400	165,522
Stepan Co.	19,600	556,248
Zep, Inc.	58,850	465,503

Chemicals Total		11,896,814

Construction Materials – 0.5%
Eagle Materials, Inc.	118,300	2,255,981
Headwaters, Inc. (a)	114,800	227,304
Texas Industries, Inc.	74,800	1,204,280

Construction Materials Total		3,687,565

Containers & Packaging – 0.5%
Myers Industries, Inc.	76,600	302,570
Rock-Tenn Co., Class A	103,900	2,868,679

Containers & Packaging Total		3,171,249

Metals & Mining – 0.5%
A.M. Castle & Co.	44,900	327,321
AMCOL International Corp.	61,100	737,477

See Accompanying Notes to Financial Statements.

51

Columbia Small Cap Index Fund

February 28, 2009

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining (continued)
Brush Engineered Materials, Inc. (a)	55,100	683,240
Century Aluminum Co. (a)	149,800	332,556
Olympic Steel, Inc.	24,500	303,310
RTI International Metals, Inc. (a)	62,500	677,500

Metals & Mining Total		3,061,404

Paper & Forest Products – 0.4%
Buckeye Technologies, Inc. (a)	105,000	237,300
Clearwater Paper Corp. (a)	30,700	303,009
Deltic Timber Corp.	28,700	898,310
Neenah Paper, Inc.	39,600	207,900
Schweitzer-Mauduit International, Inc.	41,800	635,360
Wausau Paper Corp.	132,500	735,375

Paper & Forest Products Total		3,017,254

Materials Total		24,834,286

Other – 0.0%
Other – 0.0%
CSF Holdings, Inc. Escrow (a)(b)(c)	2,062	—

Other Total		—

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
Fairpoint Communications, Inc.	241,700	476,149
General Communication, Inc., Class A (a)	120,100	647,339
Iowa Telecommunications Services, Inc.	86,900	1,178,364

Diversified Telecommunication Services Total		2,301,852

Telecommunication Services Total		2,301,852

Utilities – 6.0%
Electric Utilities – 1.6%
ALLETE, Inc.	72,200	1,923,408
Central Vermont Public Service Corp.	31,200	642,720
Cleco Corp.	163,600	3,357,072
El Paso Electric Co. (a)	121,800	1,721,034
UIL Holdings Corp.	68,633	1,408,349
Unisource Energy Corp.	96,400	2,423,496

Electric Utilities Total		11,476,079

	Shares	Value ($)
Gas Utilities – 3.6%
Atmos Energy Corp.	247,500	5,402,925
Laclede Group, Inc.	60,100	2,378,758
New Jersey Resources Corp.	114,450	4,013,762
Northwest Natural Gas Co.	71,900	2,944,305
Piedmont Natural Gas Co.	199,000	4,803,860
South Jersey Industries, Inc.	80,700	2,910,042
Southwest Gas Corp.	119,300	2,325,157

Gas Utilities Total		24,778,809

Multi-Utilities – 0.6%
Avista Corp.	147,800	2,115,018
CH Energy Group, Inc.	42,900	1,787,214

Multi-Utilities Total		3,902,232

Water Utilities – 0.2%
American States Water Co.	47,000	1,576,850

Water Utilities Total		1,576,850

Utilities Total		41,733,970

Total Common Stocks (cost of $1,049,890,733)		678,343,790

Short-Term Obligation – 0.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, at 0.210%, due 03/02/09, collateralized by a U.S. Government Agency Obligation maturing 06/15/10, market value $2,711,112 (repurchase proceeds $2,655,046)	2,655,000	2,655,000

Total Short-Term Obligation (cost of $2,655,000)		2,655,000

Total Investments – 98.2% (cost of $1,052,545,733) (d)		680,998,790

Other Assets & Liabilities, Net – 1.8%		12,332,598

Net Assets – 100.0%		693,331,388

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Security has no value.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2009, this security has no value.

(d)	Cost for federal income tax purposes is $1,081,584,999.

See Accompanying Notes to Financial Statements.

52

Columbia Small Cap Index Fund

February 28, 2009

At February 28, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	18.0
Industrials	17.8
Information Technology	17.5
Health Care	13.4
Consumer Discretionary	13.0
Utilities	6.0
Energy	4.2
Consumer Staples	4.0
Materials	3.6
Telecommunication Services	0.3
Other	0.0	*

	97.8
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	1.8

	100.0

* Security has no value.

At February 28, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Russell 2000 Mini Index	352	$13,675,200	$14,563,431	Mar-2009	$(888,231)

On February 28, 2009 cash of $2,400,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

See Accompanying Notes to Financial Statements.

53

Statements of Assets and Liabilities – Index Funds

February 28, 2009

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Assets
Unaffiliated investments, at identified cost	1,884,036,992	459,090,930	1,545,695,726	1,052,545,733
Affiliated investments, at identified cost	44,177,350	—	—	—

Total investments, at identified cost	1,928,214,342	459,090,930	1,545,695,726	1,052,545,733

Unaffiliated investments, at value	1,451,416,368	388,327,998	1,013,082,454	680,998,790
Affiliated investments, at value	5,544,271	—	—	—

Total investments, at value	1,456,960,639	388,327,998	1,013,082,454	680,998,790

Cash	6,482	3,907	—	3,877
Cash at broker	—	—	10,700,000	2,400,000
Receivable for:
Investments sold	1,449,394	—	2,061,400	1,892,100
Fund shares sold	5,285,584	3,265,080	8,289,985	8,237,854
Dividends	5,883,033	1,748,794	1,722,703	625,503
Interest	606	140	169	31
Expense reimbursement due from investment advisor	68,684	25,876	90,576	—
Trustees’ deferred compensation plan	6,748	—	—	4,216
Other assets	1,867	14,601	20,992	—

Total assets	1,469,663,037	393,386,396	1,035,968,279	694,162,371

Liabilities
Payable to custodian bank	—	—	1,567,004	—
Payable for:
Investments purchased	967,955	—	1,879,803	—
Fund shares repurchased	3,063,113	790,917	1,000,076	524,044
Futures variation margin	1,375,864	319,812	265,010	127,032
Investment advisory fee	123,837	115,795	85,752	58,368
Administration fee	123,774	48,138	74,086	58,368
Transfer agent fee	—	21,254	14,333	—
Trustees’ fees	54,284	51,133	36,028	51,112
Pricing and bookkeeping fees	—	8,553	12,528	—
Custody fee	—	12,843	13,253	—
Distribution and service fees	23,572	1,991	12,454	7,086
Chief compliance officer expenses	—	156	201	—
Trustees’ deferred compensation plan	6,748	—	—	4,216
Other liabilities	1,772	48,853	96,163	757

Total liabilities	5,740,919	1,419,445	5,056,691	830,983

Net Assets	1,463,922,118	391,966,951	1,030,911,588	693,331,388

See Accompanying Notes to Financial Statements.

54

Statements of Assets and Liabilities (continued) – Index Funds

February 28, 2009

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Net Assets Consist of
Paid-in capital	2,267,213,111	730,770,080	1,655,765,035	1,147,394,023
Undistributed net investment income	7,321,585	1,669,247	—	87,329
Accumulated net realized loss	(329,403,648)	(267,250,140)	(89,519,946)	(81,714,790)
Net unrealized appreciation (depreciation) on:
Investments	(471,253,703)	(70,762,932)	(532,613,272)	(371,546,943)
Futures contracts	(9,955,227)	(2,459,304)	(2,720,229)	(888,231)

Net Assets	1,463,922,118	391,966,951	1,030,911,588	693,331,388

Class A
Net assets	$101,119,019	$9,290,750	$59,373,684	$33,272,739
Shares outstanding	7,150,990	1,283,227	10,357,465	3,878,670
Net asset value and offering price per share	$14.14	$7.24	$5.73	$8.58

Class B
Net assets	$3,247,782	—	—	—
Shares outstanding	228,697	—	—	—
Net asset value and offering price per share(a)	$14.20	—	—	—

Class R
Net assets	—	$39,066	—	—
Shares outstanding	—	5,396	—	—
Net asset value and offering price per share	—	$7.24	—	—

Class Z
Net assets	$1,359,555,317	$382,637,135	$971,537,904	$660,058,649
Shares outstanding	95,847,015	53,006,019	170,140,419	76,779,702
Net asset value and offering price per share	$14.18	$7.22	$5.71	$8.60

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements.

55

Statements of Operations – Index Funds

For the Year Ended February 28, 2009

	$	$	$	$
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Investment Income
Dividends	51,254,752	15,006,318	25,411,925	15,460,684
Dividends from affiliates	2,223,438	—	—	—
Interest	955,081	125,512	619,785	121,194
Securities lending	615,442	96,329	2,928,665	2,910,607
Foreign taxes withheld	—	—	—	(5,819)

Total Investment Income	55,048,713	15,228,159	28,960,375	18,486,666

Expenses
Investment advisory fee	2,246,733	2,181,829	1,674,088	1,162,242
Administration fee	2,238,144	970,695	1,534,088	1,162,133
Distribution fee:
Class B	45,341	—	—	—
Class R	—	221	—	—
Service fee:
Class A	339,294	35,834	192,419	111,098
Class B	15,133	—	—	—
Transfer agent fee	—	103,499	138,552	—
Pricing and bookkeeping fees	—	129,888	145,159	—
Trustees’ fees	(1,544)	(1,112)	678	(506)
Custody fee	—	77,114	77,930	—
Reports to shareholders	—	39,193	215,645	—
Chief compliance officer expenses	—	854	1,210	—
Other expenses	13,065	161,361	251,273	6,648

Expenses Before Interest Expense	4,896,166	3,699,376	4,231,042	2,441,615
Interest expense	—	2,918	50	416

Total Expenses	4,896,166	3,702,294	4,231,092	2,442,031
Fees waived or expenses reimbursed by investment advisor	(1,330,267)	(431,216)	(1,688,994)	—
Expense reductions	(17,889)	(710)	(4,527)	(8,293)

Net Expenses	3,548,010	3,270,368	2,537,571	2,433,738

Net Investment Income	51,500,703	11,957,791	26,422,804	16,052,928

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	10,929,588	(214,922,597)	5,823,481	62,982,473
Affiliated investments	105,918	—	—	—
Foreign currency transactions	—	(206,228)	—	—
Futures contracts	(19,431,993)	(5,783,488)	(9,446,773)	(6,637,107)

Net realized gain (loss)	(8,396,487)	(220,912,313)	(3,623,292)	56,345,366
Net change in unrealized appreciation (depreciation) on:
Investments	(1,173,617,225)	(95,484,132)	(812,180,020)	(611,435,708)
Foreign currency translations	—	114,569	—	—
Futures contracts	(5,605,980)	(2,020,822)	950,840	(482,560)

Net change in unrealized appreciation (depreciation)	(1,179,223,205)	(97,390,385)	(811,229,180)	(611,918,268)

Net Loss	(1,187,619,692)	(318,302,698)	(814,852,472)	(555,572,902)

Net Decrease Resulting from Operations	(1,136,118,989)	(306,344,907)	(788,429,668)	(539,519,974)

See Accompanying Notes to Financial Statements.

56

Statements of Changes in Net Assets – Index Funds

Increase (Decrease) in Net Assets	Columbia Large Cap Index Fund		Columbia Large Cap Enhanced Core Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income	51,500,703	50,631,245	11,957,791	12,604,560
Net realized gain (loss) on investments, foreign currency transactions, swap contracts, futures contracts, and written options	(8,396,487)	72,090,806	(220,912,313)	(11,323,582)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, swap contracts, futures contracts and written options	(1,179,223,205)	(214,016,231)	(97,390,385)	(55,485,792)

Net decrease resulting from operations	(1,136,118,989)	(91,294,180)	(306,344,907)	(54,204,814)

Distributions to Shareholders
From net investment income:
Class A	(2,696,198)	(1,828,626)	(200,724)	(201,651)
Class B	(61,085)	(66,457)	—	—
Class R	—	—	(566)	(396)
Class Z	(49,956,060)	(48,866,173)	(11,786,371)	(12,665,314)
From net realized gains:
Class A	—	—	—	(1,084,173)
Class R	—	—	—	(1,823)
Class Z	—	—	—	(47,995,527)

Total distributions to shareholders	(52,713,343)	(50,761,256)	(11,987,661)	(61,948,884)

Net Capital Stock Transactions	148,001,785	(22,217,553)	(103,578,142)	301,814,151
Total increase (decrease) in net assets	(1,040,830,547)	(164,272,989)	(421,910,710)	185,660,453

Net Assets
Beginning of period	2,504,752,665	2,669,025,654	813,877,661	628,217,208
End of period	1,463,922,118	2,504,752,665	391,966,951	813,877,661
Undistributed net investment income at end of period	7,321,585	8,538,915	1,669,247	1,905,345

See Accompanying Notes to Financial Statements.

57

Statements of Changes in Net Assets (continued) – Index Funds

Increase (Decrease) in Net Assets	Columbia Mid Cap Index Fund		Columbia Small Cap Index Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income	26,422,804	29,231,819	16,052,928	16,303,110
Net realized gain (loss) on investments and futures contracts	(3,623,292)	183,232,266	56,345,366	169,796,259
Net change in unrealized appreciation (depreciation) on investments, and futures contracts	(811,229,180)	(307,375,511)	(611,918,268)	(320,989,879)

Net decrease resulting from operations	(788,429,668)	(94,911,426)	(539,519,974)	(134,890,510)

Distributions to Shareholders
From net investment income:
Class A	(1,177,180)	(508,662)	(551,033)	(398,505)
Class Z	(27,747,729)	(28,692,287)	(16,031,195)	(15,677,095)
From net realized gains:
Class A	(4,762,588)	(4,727,082)	(5,617,327)	(5,874,545)
Class Z	(93,387,726)	(187,448,824)	(130,521,900)	(166,273,006)

Total distributions to shareholders	(127,075,223)	(221,376,855)	(152,721,455)	(188,223,151)

Net Capital Stock Transactions	(863,169)	180,304,168	95,112,894	40,601,298
Total increase (decrease) in net assets	(916,368,060)	(135,984,113)	(597,128,535)	(282,512,363)

Net Assets
Beginning of period	1,947,279,648	2,083,263,761	1,290,459,923	1,572,972,286
End of period	1,030,911,588	1,947,279,648	693,331,388	1,290,459,923
Undistributed net investment income at end of period	—	2,875,522	87,329	1,295,954

See Accompanying Notes to Financial Statements.

58

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Index Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,381,162	71,580,226	3,280,547	93,485,064
Distributions reinvested	156,557	2,646,314	61,653	1,762,010
Redemptions	(1,800,951)	(36,913,986)	(1,159,935)	(32,777,024)

Net increase	1,736,768	37,312,554	2,182,265	62,470,050

Class B
Subscriptions	1,704	35,091	5,807	169,923
Distributions reinvested	3,305	55,529	2,112	60,484
Redemptions	(81,255)	(1,715,101)	(82,644)	(2,320,603)

Net decrease	(76,246)	(1,624,481)	(74,725)	(2,090,196)

Class Z
Subscriptions	23,350,037	521,275,666	12,763,645	356,879,449
Distributions reinvested	2,102,984	37,444,733	1,183,330	34,101,658
Redemptions	(21,026,994)	(446,406,687)	(16,736,377)	(473,578,514)

Net increase (decrease)	4,426,027	112,313,712	(2,789,402)	(82,597,407)

See Accompanying Notes to Financial Statements.

59

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Enhanced Core Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	152,669	1,656,144	247,730	3,700,672
Distributions reinvested	18,718	159,669	68,488	1,010,623
Redemptions	(227,018)	(2,557,738)	(170,657)	(2,490,061)

Net increase (decrease)	(55,631)	(741,925)	145,561	2,221,234

Class R
Subscriptions	1,898	18,723	2,807	42,345
Distributions reinvested	66	566	153	2,219
Redemptions	(164)	(2,020)	(131)	(1,881)

Net increase	1,800	17,269	2,829	42,683

Class Z
Subscriptions	14,262,004	152,509,885	33,602,727	501,289,480
Distributions reinvested	232,607	2,081,092	548,275	8,090,175
Redemptions	(23,214,920)	(257,444,463)	(14,255,167)	(209,829,421)

Net increase (decrease)	(8,720,309)	(102,853,486)	19,895,835	299,550,234

See Accompanying Notes to Financial Statements.

60

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Mid Cap Index Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,621,736	60,401,482	4,702,847	56,177,785
Distributions reinvested	798,261	5,686,579	392,267	4,813,503
Redemptions	(3,703,490)	(31,836,041)	(2,383,384)	(30,512,172)

Net increase	3,716,507	34,252,020	2,711,730	30,479,116

Class Z
Subscriptions	30,926,300	260,328,278	28,123,163	352,954,524
Distributions reinvested	8,522,036	61,801,363	7,967,508	97,509,200
Redemptions	(42,287,879)	(357,244,830)	(24,363,545)	(300,638,672)

Net increase (decrease)	(2,839,543)	(35,115,189)	11,727,126	149,825,052

See Accompanying Notes to Financial Statements.

61

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Index Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,775,675	24,120,882	1,052,673	22,305,124
Distributions reinvested	524,381	5,753,859	273,705	5,563,798
Redemptions	(1,024,121)	(14,291,888)	(1,052,496)	(22,309,115)

Net increase	1,275,935	15,582,853	273,882	5,559,807

Class Z
Subscriptions	15,987,615	235,105,416	8,457,682	180,051,660
Distributions reinvested	7,485,215	83,446,290	4,395,213	89,801,641
Redemptions	(16,753,664)	(239,021,665)	(11,103,924)	(234,811,810)

Net increase	6,719,166	79,530,041	1,748,971	35,041,491

See Accompanying Notes to Financial Statements.

62

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$25.64		$27.08	$24.97		$22.67		$21.65		$16.27

Income from Investment Operations:
Net investment income (c)	0.45		0.47	0.39		0.36		0.37	(d)	0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(11.54)		(1.49)	2.14		2.19		1.01		5.37

Total from investment operations	(11.09)		(1.02)	2.53		2.55		1.38		5.61

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.42)	(0.42)		(0.25)		(0.36)		(0.23)

Net Asset Value, End of Period	$14.14		$25.64	$27.08		$24.97		$22.67		$21.65
Total return (e)(f)	(43.51)%		(3.92)%	10.20	%(g)	11.27%		6.33%		34.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.39	%(h)	0.39%	0.39	%(i)	0.39	%(h)	0.39	%(h)	0.51	%(h)(j)
Interest expense	—		—	—		—	%(k)	—		—
Net expenses	0.39	%(h)	0.39%	0.39	%(i)	0.39	%(h)	0.39	%(h)	0.51	%(h)(j)
Waiver/Reimbursement	0.06%		0.06%	0.06	%(i)	0.14	%(l)	0.14	%(l)	0.24	%(l)
Net investment income	2.09	%(h)	1.67%	1.63	%(i)	1.53	%(h)	1.67	%(h)	1.23	%(h)
Portfolio turnover rate	5%		6%	7	%(g)	12%		4%		1%
Net assets, end of period (000’s)	$101,119		$138,795	$87,528		$70,808		$37,088		$33,188

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%, 0.11% and 0.21% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$25.70		$27.14	$25.06		$23.49

Income from Investment Operations:
Net investment income (c)	0.28		0.24	0.20		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	(11.53)		(1.48)	2.16		1.55

Total from investment operations	(11.25)		(1.24)	2.36		1.65

Less Distributions to Shareholders:
From net investment income	(0.25)		(0.20)	(0.28)		(0.08)

Net Asset Value, End of Period	$14.20		$25.70	$27.14		$25.06
Total return (d)(e)	(43.94)%		(4.63)%	9.47	%(f)	7.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.14	%(g)	1.14%	1.14	%(h)	1.14	%(g)(h)
Interest expense	—		—	—		—	%(i)
Net expenses	1.14	%(g)	1.14%	1.14	%(h)	1.14	%(g)(h)
Waiver/Reimbursement	0.06%		0.06%	0.06	%(h)	0.12	%(h)(j)
Net investment income	1.28	%(g)	0.86%	0.87	%(h)	0.85	%(g)(h)
Portfolio turnover rate	5%		6%	7	%(f)	12	%(f)
Net assets, end of period (000’s)	$3,248		$7,836	$10,302		$12,071

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class B shares commenced operations on September 23, 2005. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.06% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$25.79		$27.29	$25.15		$22.82		$21.79		$16.37

Income from Investment Operations:
Net investment income (c)	0.51		0.53	0.45		0.42		0.43	(d)	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(11.59)		(1.49)	2.16		2.22		1.01		5.39

Total from investment operations	(11.08)		(0.96)	2.61		2.64		1.44		5.69

Less Distributions to Shareholders:
From net investment income	(0.53)		(0.54)	(0.47)		(0.31)		(0.41)		(0.27)

Net Asset Value, End of Period	$14.18		$25.79	$27.29		$25.15		$22.82		$21.79
Total return (e)(f)	(43.37)%		(3.72)%	10.44	%(g)	11.59%		6.57%		34.82%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.14	%(h)	0.14%	0.14	%(i)	0.14	%(h)	0.14	%(h)	0.26	%(h)(k)
Interest expense	—		—	—		—	%(j)	—		—
Net expenses	0.14	%(h)	0.14%	0.14	%(i)	0.14	%(h)	0.14	%(h)	0.26	%(h)(k)
Waiver/Reimbursement	0.06%		0.06%	0.06	%(i)	0.14	%(l)	0.14	%(l)	0.24	%(l)
Net investment income	2.31	%(h)	1.87%	1.87	%(i)	1.78	%(h)	1.92	%(h)	1.48	%(h)
Portfolio turnover rate	5%		6%	7	%(g)	12%		4%		1%
Net assets, end of period (000’s)	$1,359,555		$2,358,122	$2,571,196		$2,367,063		$1,486,203		$1,245,378

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%, 0.11% and 0.21% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$12.91		$14.58	$14.13		$13.41		$13.56		$9.98

Income from Investment Operations:
Net investment income (c)	0.18		0.19	0.16		0.17		0.17	(d)	0.11
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(5.69)		(0.85)	1.24		1.42		0.66		3.59

Total from investment operations	(5.51)		(0.66)	1.40		1.59		0.83		3.70

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.15)	(0.14)		(0.15)		(0.21)		(0.12)
From net realized gains	—		(0.86)	(0.81)		(0.72)		(0.77)		—

Total distributions to shareholders	(0.16)		(1.01)	(0.95)		(0.87)		(0.98)		(0.12)

Net Asset Value, End of Period	$7.24		$12.91	$14.58		$14.13		$13.41		$13.56
Total return (e)(f)	(42.89)%		(5.29)%	10.56	%(g)	12.35%		6.59%		37.08%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.75%		0.75%	0.75	%(i)	0.75%		0.75%		0.75	%(j)
Interest expense	—	%(k)	—	—		—		—		—	%(k)
Net expenses (h)	0.75%		0.75%	0.75	%(i)	0.75%		0.75%		0.75	%(j)
Waiver/Reimbursement	0.07%		0.04%	0.08	%(i)	0.15	%(l)	0.25	%(l)	0.26	%(l)
Net investment income (h)	1.63%		1.28%	1.26	%(i)	1.23%		1.27%		0.98%
Portfolio turnover rate	246%		207%	230	%(g)	269%		218%		307%
Net assets, end of period (000’s)	$9,291		$17,281	$17,399		$18,508		$17,653		$18,734

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.22% and 0.23% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Year	$12.90		$14.58	$14.13		$13.68

Income from Investment Operations:
Net investment income (c)	0.16		0.16	0.13		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(5.69)		(0.86)	1.23		0.42

Total from investment operations	(5.53)		(0.70)	1.36		0.45

Less Distributions to Shareholders:
From net investment income	(0.13)		(0.12)	(0.10)		—
From net realized gains	—		(0.86)	(0.81)		—

Total distributions to shareholders	(0.13)		(0.98)	(0.91)		—

Net Asset Value, End of Year	$7.24		$12.90	$14.58		$14.13
Total return (d)(e)	(43.01)%		(5.57)%	10.30	%(f)	3.29	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.00%		1.00%	1.00	%(h)	1.00	%(h)
Interest expense	—	%(i)	—	—		—
Net expenses (g)	1.00%		1.00%	1.00	%(h)	1.00	%(h)
Waiver/Reimbursement	0.07%		0.04%	0.08	%(h)	0.09	%(h)(j)
Net investment income (g)	1.46%		1.09%	1.02	%(h)	0.91	%(h)
Portfolio turnover rate	246%		207%	230	%(f)	269	%(f)
Net assets, end of period (000’s)	$39		$46	$11		$10

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$12.90		$14.60	$14.18		$13.45		$13.59		$10.00

Income from investment operations:
Net investment income (c)	0.21		0.23	0.20		0.20		0.20	(d)	0.15
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(5.68)		(0.85)	1.23		1.44		0.67		3.59

Total from investment operations	(5.47)		(0.62)	1.43		1.64		0.87		3.74

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.22)	(0.20)		(0.19)		(0.24)		(0.15)
From net realized gains	—		(0.86)	(0.81)		(0.72)		(0.77)		—

Total distributions to shareholders	(0.21)		(1.08)	(1.01)		(0.91)		(1.01)		(0.15)

Net Asset Value, End of Period	$7.22		$12.90	$14.60		$14.18		$13.45		$13.59
Total return (e)(f)	(42.69)%		(5.10)%	10.79	%(g)	12.66%		6.90%		37.41%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.50%		0.50%	0.50	%(i)	0.50%		0.50%		0.50	%(j)
Interest expense	—	%(k)	—	—		—		—		—	%(k)
Net expenses (h)	0.50%		0.50%	0.50	%(i)	0.50%		0.50%		0.50	%(j)
Waiver/Reimbursement	0.07%		0.04%	0.08	%(i)	0.15	%(l)	0.25	%(l)	0.26	%(l)
Net investment income (h)	1.86%		1.54%	1.52	%(i)	1.49%		1.52%		1.23%
Portfolio turnover rate	246%		207%	230	%(g)	269%		218%		307%
Net assets, end of period (000’s)	$382,637		$796,550	$610,807		$495,099		$325,008		$246,181

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.22% and 0.23% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$10.86		$12.61	$12.49		$10.92		$10.26		$6.96

Income from Investment Operations:
Net investment income (c)	0.12		0.14	0.12		0.12		0.10		0.06
Net realized and unrealized gain (loss) on investments and futures contracts	(4.55)		(0.64)	0.64		2.15		0.91		3.30

Total from investment operations	(4.43)		(0.50)	0.76		2.27		1.01		3.36

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.12)	(0.10)		(0.12)		(0.08)		(0.06)
From net realized gains	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)		—	(d)

Total distributions to shareholders	(0.70)		(1.25)	(0.64)		(0.70)		(0.35)		(0.06)

Net Asset Value, End of Period	$5.73		$10.86	$12.61		$12.49		$10.92		$10.26
Total return (e)(f)	(42.11)%		(4.94)%	6.61	%(g)(h)	21.37%		10.03%		48.31%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.39%		0.39%	0.39	%(j)	0.39%		0.39%		0.50	%(k)
Interest expense	—	%(l)	—	—		—	%(l)	—	%(l)	—	%(l)
Net expenses (i)	0.39%		0.39%	0.39	%(j)	0.39%		0.39%		0.50	%(k)
Waiver/Reimbursement	0.10%		0.08%	0.09	%(j)	0.15	%(m)	0.14	%(m)	0.25	%(m)
Net investment income (i)	1.36%		1.13%	1.08	%(j)	1.00%		0.96%		0.70%
Portfolio turnover rate	28%		26%	18	%(g)	24%		18%		9%
Net assets, end of period (000’s)	$59,374		$72,095	$49,555		$18,115		$9,606		$7,385

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Amount represents less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund’s total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(l)	Rounds to less than 0.01%.

(m)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.11% and 0.22% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
						2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$10.84		$12.61	$12.52		$10.94		$10.27		$6.96

Income from Investment Operations:
Net investment income (c)	0.15		0.17	0.14		0.14		0.13		0.09
Net realized and unrealized gain (loss) on investments and futures contracts	(4.55)		(0.64)	0.64		2.17		0.91		3.29

Total from investment operations	(4.40)		(0.47)	0.78		2.31		1.04		3.38

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.17)	(0.15)		(0.15)		(0.10)		(0.07)
From net realized gains	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)		—	(d)

Total distributions to shareholders	(0.73)		(1.30)	(0.69)		(0.73)		(0.37)		(0.07)

Net Asset Value, End of Period	$5.71		$10.84	$12.61		$12.52		$10.94		$10.27
Total return (e)(f)	(41.92)%		(4.75)%	6.82	%(g)(h)	21.71%		10.32%		48.67%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.14%		0.14%	0.14	%(j)	0.14%		0.14%		0.25	%(k)
Interest expense	—	%(l)	—	—		—	%(l)	—	%(l)	—	%(l)
Net expenses (i)	0.14%		0.14%	0.14	%(j)	0.14%		0.14%		0.25	%(k)
Waiver/Reimbursement	0.10%		0.08%	0.09	%(j)	0.15	%(m)	0.14	%(m)	0.25	%(m)
Net investment income (i)	1.59%		1.38%	1.30	%(j)	1.25%		1.21%		0.95%
Portfolio turnover rate	28%		26%	18	%(g)	24%		18%		9%
Net assets, end of period (000’s)	$971,538		$1,875,184	$2,033,709		$1,996,247		$1,601,005		$1,461,843

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005 the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Amount represents less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. The reimbursement had an impact of less than 0.01% on the Fund’s total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(l)	Rounds to less than 0.01%.

(m)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.11% and 0.22% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Year Ended March 31,
							2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$17.70		$22.19		$23.24		$19.16		$17.88		$11.57

Income from Investment Operations:
Net investment income (c)	0.17		0.18		0.10		0.13		0.12		0.05
Net realized and unrealized gain (loss) on investments and futures contracts	(7.25)		(2.05)		0.48		4.32		2.03		6.39

Total from investment operations	(7.08)		(1.87)		0.58		4.45		2.15		6.44

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.17)		(0.09)		(0.09)		(0.10)		(0.08)
From net realized gains	(1.87)		(2.45)		(1.54)		(0.28)		(0.77)		(0.05)

Total distributions to shareholders	(2.04)		(2.62)		(1.63)		(0.37)		(0.87)		(0.13)

Net Asset Value, End of Period	$8.58		$17.70		$22.19		$23.24		$19.16		$17.88
Total return (d)	(42.43)%		(9.74)%		3.09	%(e)(f)(g)	23.46	%(f)	12.58	%(f)	55.73	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.45%		0.45%		0.45	%(i)	0.46%		0.46%		0.56	%(j)
Interest expense	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—		—
Net expenses (h)	0.45%		0.45%		0.45	%(i)	0.46%		0.46%		0.56	%(j)
Waiver/Reimbursement	—		—		—	%(i)(k)	0.07	%(l)	0.11	%(l)	0.22	%(l)
Net investment income (h)	1.15%		0.81%		0.51	%(i)	0.62%		0.64%		0.32%
Portfolio turnover rate	35%		24%		15	%(e)	20%		16%		16%
Net assets, end of period (000’s)	$33,273		$46,078		$51,681		$45,365		$14,337		$12,534

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. These reimbursements had an impact of less than 0.01% on the Fund’s total return.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.08% and 0.19% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Year Ended March 31,
							2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$17.76		$22.27		$23.35		$19.24		$17.95		$11.59

Income from Investment Operations:
Net investment income (c)	0.21		0.23		0.15		0.18		0.16		0.09
Net realized and unrealized gain (loss) on investments and futures contracts	(7.27)		(2.05)		0.48		4.35		2.04		6.40

Total from investment operations	(7.06)		(1.82)		0.63		4.53		2.20		6.49

Less Distributions to Shareholders:
From net investment income	(0.23)		(0.24)		(0.17)		(0.14)		(0.14)		(0.08)
From net realized gains	(1.87)		(2.45)		(1.54)		(0.28)		(0.77)		(0.05)

Total distributions to shareholders	(2.10)		(2.69)		(1.71)		(0.42)		(0.91)		(0.13)

Net Asset Value, End of Period	$8.60		$17.76		$22.27		$23.35		$19.24		$17.95
Total return (d)	(42.28)%		(9.52)%		3.34	%(e)(f)(g)	23.80	%(f)	12.84	%(f)	56.11	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.20%		0.20%		0.20	%(i)	0.21%		0.21%		0.31	%(j)
Interest expense	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—		—
Net expenses (h)	0.20%		0.20%		0.20	%(i)	0.21%		0.21%		0.31	%(j)
Waiver/Reimbursement	—		—		—	%(i)(k)	0.07	%(l)	0.11	%(l)	0.22	%(l)
Net investment income (h)	1.39%		1.06%		0.76	%(i)	0.87%		0.89%		0.57%
Portfolio turnover rate	35%		24%		15	%(e)	20%		16%		16%
Net assets, end of period (000’s)	$660,059		$1,244,382		$1,521,291		$1,606,958		$1,072,113		$914,267

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. These reimbursements had an impact of less than 0.01% on the Fund’s total return.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.08% and 0.19% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

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Notes to Financial Statements – Index Funds

February 28, 2009

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Large Cap Index Fund

Columbia Large Cap Enhanced Core Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Investment Objectives

Columbia Large Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s 500 Index. Columbia Large Cap Enhanced Core Fund seeks total return before fees and expenses that exceeds the total return of the Standard and Poor’s 500 Index. Columbia Mid Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s MidCap 400 Index. Columbia Small Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s SmallCap 600 Index.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund each offer two classes of shares: Class A and Class Z shares. Columbia Large Cap Index Fund offers three classes of shares: Class A, Class B and Class Z shares. Columbia Large Cap Enhanced Core Fund offers three classes of shares: Class A, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Funds will no longer accept investment in Class B shares from new or existing investors in the Funds’ Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A, R and Z shares are offered continuously at net asset value. Class B shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

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On March 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of February 28, 2009, in valuing each Fund’s assets:

Columbia Large Cap Index Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,404,977,996	$(9,955,227)
Level 2 – Other Significant Observable Inputs	51,982,000	—
Level 3 – Significant Unobservable Inputs	643	—
Total	$1,456,960,639	$(9,955,227)

*	Other financial instruments consist of futures contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of February 29, 2008	$643	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases/sales	—	—
Transfers into and/or out of Level 3	—	—
Balance as of February 28, 2009	$643	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Columbia Large Cap Enhanced Core Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$376,357,026	$(2,459,304)
Level 2 – Other Significant Observable Inputs	11,970,000	—
Level 3 – Significant Unobservable Inputs	972	—
Total	$388,327,998	$(2,459,304)

*	Other financial instruments consist of futures contracts which are not included in the investment portfolio.

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The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of February 29, 2008	$972	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases/sales	—	—
Transfers into and/or out of Level 3	—	—
Balance as of February 28, 2009	$972	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Columbia Mid Cap Index Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$998,594,454	$(2,720,229)
Level 2 – Other Significant Observable Inputs	14,488,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,013,082,454	$(2,720,229)

*	Other financial instruments consist of futures contracts which are not included in the investment portfolio.

Columbia Small Cap Index Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$678,343,790	$(888,231)
Level 2 – Other Significant Observable Inputs	2,655,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$680,998,790	$(888,231)

*	Other financial instruments consist of futures contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of February 29, 2008	$1,464	—
Accretion of Discounts/Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)*	(1,464)	—
Net purchases/sales	—	—
Transfers into and/or out of Level 3	—	—
Balance as of February 28, 2009	$—	—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

*	The change in unrealized losses attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $(1,464). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds’ financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Funds’ investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds’ Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds’ investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s

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exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, for Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund are declared and distributed semiannually. Distributions from net investment income, if any, for Columbia Large Cap Enhanced Core Fund are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually for each of the Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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Index Funds

February 28, 2009

For the year ended February 28, 2009, permanent book and tax basis differences resulting primarily from differing treatments for redemption based payments as dividends paid deduction and foreign currency transactions were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed or (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Large Cap Index Fund	$(4,690)	$4,690	$—
Columbia Large Cap Enhanced Core Fund	(206,228)	206,228	—
Columbia Mid Cap Index Fund	(373,417)	(1,708,583)	2,082,000
Columbia Small Cap Index Fund	(391,437)	(4,380,218)	4,771,655

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

February 28, 2009

	Ordinary Income*	Long-term Capital Gains
Columbia Large Cap Index Fund	$52,713,343	$—
Columbia Large Cap Enhanced Core Fund	11,987,661	—
Columbia Mid Cap Index Fund	30,143,307	96,931,916
Columbia Small Cap Index Fund	21,983,814	130,737,641

February 29, 2008

	Ordinary Income*	Long-term Capital Gain
Columbia Large Cap Index Fund	$50,761,256	$—
Columbia Large Cap Enhanced Core Fund	43,237,479	18,711,405
Columbia Mid Cap Index Fund	36,645,929	184,730,926
Columbia Small Cap Index Fund	23,112,252	165,110,899

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Large Cap Index Fund	$7,211,413	$—	$(516,125,334)
Columbia Large Cap Enhanced Core Fund	1,669,245	—	(113,779,411)
Columbia Mid Cap Index Fund	—	—	(549,335,477)
Columbia Small Cap Index Fund	381,531	—	(400,586,209)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and futures marked to market.

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Index Funds

February 28, 2009

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Large Cap Index Fund	315,559,893	(831,685,227)	(516,125,334)
Columbia Large Cap Enhanced Core Fund	28,139,036	(141,918,447)	(113,779,411)
Columbia Mid Cap Index Fund	94,118,222	(643,453,699)	(549,335,477)
Columbia Small Cap Index Fund	85,713,097	(486,299,306)	(400,586,209)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Columbia Large Cap Index Fund
Expiring in 2010	$18,794,634
Expiring in 2011	114,143,427
Expiring in 2013	19,822,029
Expiring in 2014	13,154,769
Expiring in 2015	108,188,982
Expiring in 2017	19,873,230

Columbia Large Cap Enhanced Core Fund
Expiring in 2017	$125,697,411

The availability of a portion of the capital loss carryforwards acquired by Columbia Large Cap Index Fund as a result of its merger with Columbia Large Company Index Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, post-October capital losses attributed to security transactions were deferred to March 1, 2009 as follows:

Columbia Large Cap Enhanced Core Fund	$100,941,554
Columbia Mid Cap Index Fund	75,517,969
Columbia Small Cap Index Fund	53,554,572

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on the computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd (“Pte”), an affiliate of Columbia. Columbia, from the investment advisory fee it receives from the Funds, pays Pte. a fee for its advisory services. Columbia

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receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fees on Average Net Assets	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
First $500 Million	0.10%	0.35%	0.10%	0.10%
$500 Million to $1 Billion	0.10%	0.30%	0.10%	0.10%
$1 Billion to $1.5 Billion	0.10%	0.25%	0.10%	0.10%
$1.5 Billion to $3 Billion	0.10%	0.20%	0.10%	0.10%
$3 Billion to $6 Billion	0.10%	0.18%	0.10%	0.10%
Over $6 Billion	0.10%	0.16%	0.10%	0.10%

For the year ended February 28, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

Effective Rates
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.34%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Administration Fee

Columbia provides administrative and other services to the Funds. For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, Columbia, from the administration fee it receives from each Fund, pays all operating expenses of the Funds, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of Columbia or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

For Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund, Columbia is entitled to receive an administration fee less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Columbia receives a monthly administration fee based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.17%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data

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Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements. The Transfer Agent will reduce the expenses paid by a Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2009, these minimum account balance fees reduced total expenses as follows:

Columbia Large Cap Index Fund	$17,889
Columbia Large Cap Enhanced Core Fund	397
Columbia Mid Cap Index Fund	293
Columbia Small Cap Index Fund	8,293

Underwriting Discounts, Distribution and Shareholder Servicing Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds’ shares.

For the year ended February 28, 2009, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class B share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class B
Columbia Large Cap Index Fund	$446	$14,227

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of Columbia Large Cap Index Fund, a distribution plan for the Class R shares of Columbia Large Cap Enhanced Core Fund, and a combined distribution and shareholder servicing plan for the Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan*	0.25%	0.25%
Class B Shareholder Servicing Plans**	0.25%	0.25%
Class B Distribution Plans**	0.75%	0.75%
Class R Distribution Plan***	0.50%	0.50%

*	For all Funds

**	For Columbia Large Cap Index Fund

***	For Columbia Large Cap Enhanced Core Fund

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Expense Limits and Fee Waivers

Columbia and/or some of the Funds’ other service providers have contractually agreed to waive fees and/or reimburse expenses through June 30, 2009, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

Fund	Annual rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.50%
Columbia Mid Cap Index Fund	0.14%
Columbia Small Cap Index Fund	0.21%

There is no guarantee that these expense limitations will continue after June 30, 2009.

Columbia is entitled to recover from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund’s total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2009 the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of Potential Recovery Expiring:			Total Potential Recovery
Fund	2/29/2012	2/28/2011	2/28/2010
Columbia Large Cap Index Fund	$1,330,267	$1,647,710	$1,379,819	$4,357,796
Columbia Large Cap Enhanced Core Fund	431,216	366,741	393,249	1,191,206

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations is included in “Trustees’ fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statements of Assets and Liabilities

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended February 28, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Large Cap Enhanced Core Fund	$313
Columbia Mid Cap Index Fund	4,234

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Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Large Cap Index Fund	$279,095,256	$115,233,118
Columbia Large Cap Enhanced Core Fund	1,562,717,321	1,675,392,883
Columbia Mid Cap Index Fund	455,901,269	487,474,522
Columbia Small Cap Index Fund	403,720,809	430,730,435

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Borrowing Existed	Weighted Average Interest Rate
Columbia Large Cap Enhanced Core Fund	$4,400,000	2.5374%
Columbia Mid Cap Index Fund	2,000,000	0.9000
Columbia Small Cap Index Fund	3,000,000	1.6625

Note 8. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed in or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

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Note 9. Shares of Beneficial Interest

As of February 28, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Index Fund	63.2
Columbia Large Cap Enhanced Core Fund	82.6
Columbia Mid Cap Index Fund	78.7
Columbia Small Cap Index Fund	64.3

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2009

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Federal Income Tax Information (unaudited) – Index Funds

Columbia Large Cap Index Fund

96.36% of the ordinary dividend income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 96.02% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Large Cap Enhanced Core Fund

89.90% of the ordinary dividend income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 89.55% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Mid Cap Index Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2009, $65,550,689, or, if subsequently determined to be different, the net capital gain of such year.

55.73% of the ordinary dividend income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 55.73% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Small Cap Index Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2009, $108,226,073, or, if subsequently determined to be different, the net capital gain of such year.

36.93% of the ordinary dividend income distributed by the Fund, for the year ended February 28, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 38.10% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and age, Position with funds, Year first elected or appointed to office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66 funds; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66 funds; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; oversees 66 funds; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66 funds; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 66 funds; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee and Chairman–Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66 funds; no other directorships held.

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Fund Governance (continued)

Independent Trustees (continued)

Name, address and age, Position with funds, Year first elected or appointed to office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation, Chairman–The Daniel–Mickel Foundation; oversees 66 funds; Board Member–Piedmont Natural Gas.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position With Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Jullan Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreements

The Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for the Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. The investment advisory agreement with CMA is referred to as an “Advisory Agreement.” The funds identified above are each referred to as a “Fund” and collectively referred to as the “Funds.”

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund’s performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Board’s review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Funds. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the Universe”), as well as to each

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Fund’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the each Fund’s Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund’s one-year performance compared to actual management fees; (ii) each Fund’s one-year performance compared to total expenses; (iii) each Fund’s three-year performance compared to actual management fees; and (iv) each Fund’s three-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the “Contractual Management Rates”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Funds.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser’s total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and

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institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees… to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees… using… an annual independent written evaluation prepared by or under the direction of… the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.	The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.	The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds’ performance has been strong.

8.	A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.

Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14

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sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.	The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees’ Fee and Performance Evaluation Process

13.	The Trustees’ evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

17.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this “hybrid” method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

19.	In 2007, CMG’s complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex’s profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.	CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution:

No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore,	the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)

Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to

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any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Index Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

101

One Financial Center

Boston, MA 02111-2621

Index Funds

Annual Report, February 28, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/8451-0209 (04/09) 09/76254

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seventeen series of the registrant whose reports to stockholders are included in this annual filing.   Fee information for fiscal year ended February 28, 2009 also includes fees for two series that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$644,000	$556,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2009 also include fees for the review of and provision of consent in connection with filing Form N-1A for two funds.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$87,400	$74,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2009 and February 29, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$111,100	$126,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2009 and February 29, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$893,100	$954,400

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2009 and February 29, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$1,091,600	$1,155,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 23, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 23, 2009